UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017
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W&R Target Funds, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000
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Date of fiscal year end: December 31
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Date of reporting period: December 31, 2007
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ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2007

Asset Strategy Portfolio
Balanced Portfolio
Bond Portfolio
Core Equity Portfolio
Dividend Income Portfolio
Energy Portfolio
Global Natural Resources Portfolio
Growth Portfolio
High Income Portfolio
International Growth Portfolio
International Value Portfolio
Micro Cap Growth Portfolio
Mid Cap Growth Portfolio
Money Market Portfolio
Mortgage Securities Portfolio
Real Estate Securities Portfolio
Science and Technology Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Value Portfolio

3	President's Letter
5	Illustration of Portfolio Expenses
10	Asset Strategy Portfolio
32	Balanced Portfolio
49	Bond Portfolio
68	Core Equity Portfolio
81	Dividend Income Portfolio
94	Energy Portfolio
106	Global Natural Resources Portfolio
123	Growth Portfolio
136	High Income Portfolio
157	International Growth Portfolio
172	International Value Portfolio
187	Micro Cap Growth Portfolio
199	Mid Cap Growth Portfolio
212	Money Market Portfolio
226	Mortgage Securities Portfolio
244	Real Estate Securities Portfolio
256	Science and Technology Portfolio
268	Small Cap Growth Portfolio
280	Small Cap Value Portfolio
294	Value Portfolio
306	Notes to Financial Statements
328	Report of Independent Registered Public Accounting Firm
329	Income Tax Information
331	Directors and Officers
338	Renewal of Investment Management Agreement
355	Shareholder Meeting Results
356	Annual Privacy Notice
358	Proxy Voting Information
359	Quarterly Portfolio Schedule Information

President's Letter
      December 31, 2007

Dear SHAREHOLDER:

It's been a volatile year for investors, with both good and bad news hitting close to home. The negatives can be found in daily headlines: a level of weakness in the U.S. housing market not seen since 1990-1991, a credit crunch driven by an implosion of the subprime mortgage market, record high energy and commodity prices, softness in corporate earnings and the increased possibility of a recession in the year ahead.

The positives are more subtle: exports are booming, the job market in the U.S. is healthy, farmers are enjoying great prices for corn, wheat and soybeans, alternative energy and related technologies are booming and tourists are flocking to our shores to take advantage of our cheap currency to shop. Corporate merger activity has also been fairly brisk.

Surprisingly, the long-term U.S. bond market has been remarkably strong. Despite the potential to trigger higher inflation and further weaken the U.S. dollar, since September the Federal Reserve has cut its short-term interest rate target three times. The Fed's goals have been to maintain market liquidity and allay fears banks have about lending both to each other and customers with anything less than perfect credit scores.

Enclosed is our report on the operations of W&R Target Funds, Inc. for the 2007 fiscal year. For the twelve months ended December 31, 2007, the S&P 500 Index advanced 5.49 percent while the Lehman Brothers Aggregate Bond Index rose 6.96 percent. As shown in the Economic Snapshot table on page four, consumer prices rose 4.10 percent for the period.

Sector performance varied

The mildly positive results for the overall U.S. stock market - as represented by the S&P 500 - mask the considerable opportunities we saw across some sectors and the severe correction in other sectors. Many energy and materials stocks offered double-digit returns this past year as oil prices flirted with $100 a barrel. Meanwhile, many financial stocks were down more than 20 percent, stung by commitments to subprime mortgages and other poorly performing investments. In some cases, infusions of foreign capital have been needed to help resolve problems.

I'm pleased to report that the overall financial health of the Waddell & Reed organization is strong. In our 70th year we achieved an exceptional level of internal growth and delivered high quality service to investors. Assets in W&R Target Funds, Inc. grew by more than $1 billion this past year to $7.1 billion as of December 31, 2007.

Economic Snapshot
	12-31-2007	12-31-2006

U.S. unemployment rate	5.00%	4.40%
Inflation (U.S. Consumer Price Index)	4.10%	2.50%
U.S. GDP	0.60%	3.50%
30-year fixed mortgage rate	5.96%	6.16%
Oil price per barrel	$96.00	$61.05

All government statistics shown are subject to periodic revision.

Sources: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As we look forward, while past performance is no guarantee of future results, presidential election years historically have been positive for investors. However, we recommend a strong level of caution in 2008, as we believe that the range of financial outcomes for investors is wide. Whoever holds the reins of power in Congress and the White House will have many long-term structural issues to manage here and abroad which are likely to have substantial economic implications.

As always, we believe that maintaining a well-rounded portfolio is an essential element for securing your long-term financial future. In both politics and investing, it may be wise to remember that nothing - good or bad - can ever be assured.

Our commitment

As investment managers, we consistently focus on offering you strategies that emphasize participation in positive markets, as well as a very strong effort to manage risk. We will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of W&R Target Funds, Inc., and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Portfolio Expenses

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses

The first line in the following tables provides information about actual investment values and actual expenses. You may use the information in this line, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical investment values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Asset Strategy Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,278.10	1.03%	$5.92
Based on 5% Return (2)	$1,000	$1,020.02	1.03%	$5.25

Balanced Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,073.70	1.00%	$5.29
Based on 5% Return (2)	$1,000	$1,020.15	1.00%	$5.15

See footnotes on page 9.

Bond Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,047.20	0.81%	$4.20
Based on 5% Return (2)	$1,000	$1,021.14	0.81%	$4.14

Core Equity Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,055.00	0.95%	$4.93
Based on 5% Return (2)	$1,000	$1,020.40	0.95%	$4.85

Dividend Income Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,066.30	1.04%	$5.37
Based on 5% Return (2)	$1,000	$1,019.99	1.04%	$5.25

Energy Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,236.90	0.46%	$2.57
Based on 5% Return (2)	$1,000	$1,022.87	0.46%	$2.33

Global Natural Resources Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,176.30	1.37%	$7.51
Based on 5% Return (2)	$1,000	$1,018.31	1.37%	$6.96

Growth Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,168.10	0.96%	$5.31
Based on 5% Return (2)	$1,000	$1,020.36	0.96%	$4.95

See footnotes on page 9.

High Income Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$994.10	0.89%	$4.49
Based on 5% Return (2)	$1,000	$1,020.72	0.89%	$4.55

International Growth Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,095.50	1.16%	$6.18
Based on 5% Return (2)	$1,000	$1,019.35	1.16%	$5.96

International Value Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,011.40	1.17%	$5.93
Based on 5% Return (2)	$1,000	$1,019.30	1.17%	$5.96

Micro Cap Growth Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$975.00	1.30%	$6.52
Based on 5% Return (2)	$1,000	$1,018.64	1.30%	$6.66

Mid Cap Growth Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,020.00	1.20%	$6.06
Based on 5% Return (2)	$1,000	$1,019.17	1.20%	$6.06

Money Market Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,023.20	0.77%	$3.95
Based on 5% Return (2)	$1,000	$1,021.34	0.77%	$3.94

See footnotes on page 9.

Mortgage Securities Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,020.20	1.02%	$5.15
Based on 5% Return (2)	$1,000	$1,020.08	1.02%	$5.15

Real Estate Securities Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$899.00	1.28%	$6.17
Based on 5% Return (2)	$1,000	$1,018.75	1.28%	$6.56

Science and Technology Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,098.40	1.15%	$6.09
Based on 5% Return (2)	$1,000	$1,019.42	1.15%	$5.86

Small Cap Growth Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$1,047.40	1.13%	$5.84
Based on 5% Return (2)	$1,000	$1,019.52	1.13%	$5.76

Small Cap Value Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$910.20	1.17%	$5.64
Based on 5% Return (2)	$1,000	$1,019.29	1.17%	$5.96

See footnotes on page 9.

Value Portfolio Expenses
For the Six Months Ended December 31, 2007	Beginning Investment Value 6-30-07	Ending Investment Value 12-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return (1)	$1,000	$940.80	1.00%	$4.85
Based on 5% Return (2)	$1,000	$1,020.17	1.00%	$5.05

*Portfolio expenses are equal to the Portfolio's annualized expense ratio (provided in the table), multiplied by the average investment value over the period, multiplied by 184 days in the six-month period ended December 31, 2007, and divided by 365.

(1)This line uses the Portfolio's actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The "Ending Investment Value" shown is computed using the Portfolio's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This line uses a hypothetical 5% annual return and actual Portfolio expenses. It helps to compare the Portfolio's ongoing costs with other mutual funds. A shareholder can compare the Portfolio's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only.

Managers' Discussion of Asset Strategy Portfolio
      December 31, 2007

Below, Michael L. Avery, Daniel J. Vrabac and Ryan F. Caldwell, portfolio managers of the W&R Target Funds, Inc. - Asset Strategy Portfolio, discuss positioning, performance and results for the fiscal year ended Dec. 31, 2007. Mr. Avery and Mr. Vrabac have managed the Portfolio for 11 years and each have 29 years of industry experience. Mr. Caldwell was named a co-manager in January 2007. He has a decade of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio rose 44.11 percent for the 12 months ended December 31, 2007. This was significantly higher than the S&P 500 Index (reflecting the performance of large and medium-size U.S. stocks), which advanced 5.49 percent for the same period. Our results were also substantially more than the Citigroup Broad Investment Grade Index (generally reflecting the performance of the bond market), which increased 7.21 percent. Cash, as represented by the Citigroup Short-Term Index for 1-Month Certificates of Deposit, returned 5.41 percent for the period. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

The Portfolio's peer group, the Lipper Variable Annuity Flexible Portfolio Funds Universe Average (reflecting the universe of funds with similar investment objectives), rose 6.88 percent for the 12 months ended December 31, 2007.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

MATURITY
SHORT	INTER	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

Our global rebalancing perspective

Over the past fiscal year, we positioned the Portfolio to benefit from ongoing global economic rebalancing, and this helped us substantially outpace our peer group. Global rebalancing means that we expect better economic growth in the emerging economies of the world versus the developed economies, especially the U.S. Consistent with this thematic approach, we increased the Portfolio's positions in foreign equities that we felt were well-positioned to benefit from this trend (from less than a third of the Portfolio to just over half of the Portfolio as of December 31, 2007). To accomplish this, since December 2006, we reduced our domestic equity position and our position in U.S. dollar-denominated foreign bonds. At the same time, fully aware of geopolitical and market risks, we increased the size of our hedges in equity, bond and currency markets. We also eliminated our gold equity position in favor of an increased position in gold bullion, which we feel may be a better hedge against global inflation.

Equities remain at the forefront of our asset focus - the place where we believe we are getting the best return for the risk. Bonds, for the most part, appeared much overvalued in nearly every sector and every country, in our view. This is true not only because interest rates are low (and may be headed lower in the U.S.), but more importantly because we believe global inflation has not peaked, and may not for a considerable time. Hence, we have kept the average maturity of fixed-income securities in the Portfolio quite short (See following table).

From a sector/industry perspective, and consistent with our global rebalancing themes, the Portfolio's equity positioning differs significantly from the sector/industry composition of the S&P 500, which is made up of U.S.-domiciled securities. Generally speaking, at December 31, 2007, the Portfolio had higher weightings in industrials and materials and much lower-than-index weightings in information technology and health care stocks.

Bond Portfolio Characteristics As of 12-31-07

Average maturity	1.24 years
Effective duration	-0.32 years
Weighted average bond rating	AAA

A review of our thematic approach

This past year, we found opportunities to take advantage of the economic growth outside the U.S., and implemented strategies designed to help protect the Portfolio from recession-related, geopolitical and credit market risks. Our primary themes remained consistent, while subthemes continued to evolve. We saw multiple global trends play out, including:

  Global gross domestic product (GDP) rebalancing in India, China and the Middle East continued as the U.S. tipped toward recession.
  Growth in per capita incomes in developing countries, resulting in higher demand and prices for energy, food and metals.
  Sovereign wealth funds in Asia gain new clout as a source of liquidity and equity for cash-strapped U.S. financial services firms.
  U.S. debt levels eroded the value of the dollar, although at a lesser level than earlier in 2007.

Global rebalancing themes have driven our investment strategy for several years now. Yet the sub-themes continue to evolve and impact our overall strategy. We see plenty of opportunities, but at the same time we evaluate the consequences of implied risks.

For much of the year, we focused on both managing risk and benefiting from investments in companies that we believe benefit from volatility - such as stock and futures exchanges in Europe and elsewhere. While this positioning gave the Portfolio a strong weighting in financials this past year, we benefited from avoiding undue exposure to commercial banks, brokerages and other lenders caught up in the subprime mortgage mess.

Due to the many risks we see in the markets, we are utilizing futures contracts in an attempt to preserve capital in the event of periods of market decline. The risk to the Portfolio of using futures as a hedge against a market decline is that they will offset positive performance elsewhere in the Portfolio should the markets underlying the futures positions rise instead of fall.

Furthermore, given our view on the U.S. dollar, we maintain a sizable non-U.S. dollar currency exposure.   There is potential risk to the Portfolio's performance if the U.S. dollar should happen to generally rise versus other currencies rather than fall. Generally speaking, when the reported economic numbers in the U.S. appear to weaken, the dollar has sold off considerably. We anticipate this pattern may continue.

Our outlook

We believe some of the best investment opportunities going forward will be in developing countries with the strongest growth. However, investors must understand that growth in and of itself does not guarantee strong asset price appreciation. Several other factors are important as well. Our recent overseas trips have brought to the fore a new aspect to the global re-balancing theme - the development of direct ties between emerging markets such as China and Brazil, India and Indonesia, the Middle East and Russia. There are two implications to this. There is:

  Less reliance on the U.S. as an export market, and
  Less reason for a country to tie its currency (and monetary policy) to the U.S. dollar. This is a sea change in the global economy.

As the world becomes less U.S.-centric, the economic center of the world is changing. We expect to seek opportunities across asset classes that we feel can take advantage of this.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Deutsche Borse AG	CME Group Inc.
streetTRACKS Gold Trust	Deutsche Borse AG
China Mobile Limited	streetTRACKS Gold Trust
Nintendo Co., Ltd.	Veolia Environment
SunPower Corporation, Class A	Nintendo Co., Ltd.
Rio Tinto plc	Toyota Motor Corporation
Companhia Vale do Rio Doce, ADR	Transocean Inc.
Bolsa de Valores de Sao Paulo	Goldcorp Inc.
Bolsa de Mercadorias & Futuros	Exxon Mobil Corporation
Veolia Environment	Baker Hughes Incorporated

See your advisor for more information on the Portfolio's most recently published Top 10 Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. Fixed-income securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Asset Strategy Portfolio (1)	$41,868
S&P 500 Index	$17,763
Citigroup Broad Investment Grade Index	$17,953
Citigroup Short-Term Index for 1-Month Certificates of Deposit	$14,771
Lipper Variable Annuity Flexible Portfolio Funds Universe Average	$19,329

		W&R TARGET ASSET STRATEGY PORTFOLIO	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT	LIPPER VARIABLE ANNUITY FLEXIBLE FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000	10,000	10,000
DEC	1998	10,995	12,870	10,871	10,567	11,120
DEC	1999	13,519	15,582	10,781	11,129	12,253
DEC	2000	16,566	14,151	12,031	11,857	13,205
DEC	2001	14,916	12,465	13,056	12,347	12,756
DEC	2002	15,406	9,710	14,373	12,568	11,584
DEC	2003	17,174	12,499	14,977	12,719	14,139
DEC	2004	19,458	13,859	15,647	12,899	15,485
DEC	2005	24,181	14,541	16,050	13,327	16,395
DEC	2006	29,052	16,838	16,745	14,013	18,085
DEC	2007	41,868	17,763	17,953	14,771	19,329

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	44.11%
5-year period ended 12-31-07	22.13%
10-year period ended 12-31-07	15.40%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF ASSET STRATEGY PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Asset Strategy Portfolio had net assets totaling $912,678,884 invested in a diversified portfolio of:

51.80%	Foreign Common Stocks
18.17%	Domestic Common Stocks
13.01%	Cash and Cash Equivalents, Investment Funds and Unrealized Gain on Open Forward Currency Contracts
7.29%	United States Government and Government Agency Obligations
6.47%	Bullion (Gold)
1.76%	Foreign Corporate Debt Securities
1.27%	Other Government Securities
0.23%	Domestic Corporate Debt Securities

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio was invested by industry and by country, respectively, as follows:

Asset Allocation
Stocks	$69.97
Capital Goods Stocks	$10.94
Utilities Stocks	$9.38
Raw Materials Stocks	$9.08
Financial Services Stocks	$8.40
Multi-Industry Stocks	$7.62
Energy Stocks	$6.83
Business Equipment and Services Stocks	$5.13
Miscellaneous Stocks (1)	$3.54
Consumer Durables Stocks	$3.13
Technology Stocks	$2.99
Consumer Nondurables Stocks	$2.93
Cash and Cash Equivalents, Investment Funds and Unrealized Gain on Open Forward Currency Contracts	$13.01
Bonds	$10.55
United States Government and Government Agency Obligations	$7.29
Corporate Debt Securities	$1.99
Other Government Securities	$1.27
Bullion (Gold)	$6.47

(1)Includes $0.90 Consumer Services Stocks, $1.84 Health Care Stocks and $0.80 Shelter Stocks.

Country Weightings
North America	$26.21
United States	$25.69
Other North America (1)	$0.52
Pacific Basin	$24.51
India	$8.48
China	$7.19
Other Pacific Basin (2)	$5.17
Japan	$3.67
Europe	$17.39
Other Europe (3)	$10.06
Germany	$7.33
Cash and Cash Equivalents, Investment Funds and Unrealized Gain on Open Forward Currency Contracts	$13.01
Bullion (Gold)	$6.47
Bahamas/Caribbean	$6.33
Cayman Islands	$4.74
Other Bahamas/Caribbean (4)	$1.59
South America (5)	$6.08

(1)Includes $0.45 Canada and $0.07 Mexico.

(2)Includes $1.37 Australia, $0.56 Indonesia, $1.28 Malaysia and $1.96 Singapore.

(3)Includes $0.72 Finland, $1.77 France, $0.86 Luxembourg, $2.15 Norway,
    $0.12 Poland, $2.34 Russia and $2.10 United Kingdom.

(4)Includes $0.36 Bahamas, $1.07 Bermuda and $0.16 British Virgin Islands.

(5)Includes $6.08 Brazil.

The Investments of Asset Strategy Portfolio
December 31, 2007
BULLION – 6.47%	Troy Ounces	Value

Gold	70,834	$59,055,588
(Cost: $49,453,170)

COMMON STOCKS	Shares

Aircraft – 0.81%
Boeing Company (The)	84,590	7,398,241

Banks – 2.93%
China Merchants Bank Co., Limited, H Shares (A)	2,608,000	10,652,884
HDFC Bank Limited (A)	125,098	5,487,935
ICICI Bank Limited (A)	274,918	8,639,881
Sberbank (Savings Bank of the Russian Federation) (A)*	460,820	1,944,660
		26,725,360
Business Equipment and Services – 5.13%
Bucyrus International, Inc., Class A	47,510	4,717,505
Ctrip.com International, Ltd.	203,061	11,653,671
DLF Limited (A)	254,954	6,946,470
Jacobs Engineering Group Inc.*	94,072	8,994,224
Renewable Energy Corporation ASA (A)*	284,660	14,469,306
		46,781,176
Capital Equipment – 5.66%
Deere & Company	49,098	4,572,006
Foster Wheeler Ltd.*	40,565	6,292,037
Joy Global Inc.	57,171	3,759,279
Manitowoc Company, Inc. (The)	54,404	2,656,547
SunPower Corporation, Class A*	154,602	20,062,702
Suntech Power Holdings Co., Ltd., ADR*	173,876	14,313,472
		51,656,043
Chemicals – Petroleum and Inorganic – 1.37%
Monsanto Company	65,957	7,366,737
Yara International ASA (A)	110,957	5,139,311
		12,506,048
Communications Equipment – 0.72%
Nokia Corporation, Series A, ADR	170,455	6,543,767

Consumer Electronics – 2.76%
Nintendo Co., Ltd. (A)	42,100	25,211,386

Cosmetics and Toiletries – 0.60%
Hengan International Group Company Limited (A)	1,218,000	5,467,207

Electrical Equipment – 1.62%
Bharat Heavy Electricals Limited (A)	132,233	8,688,327
Siemens AG (A)	38,529	6,107,452
		14,795,779
Electronic Components – 1.22%
MEMC Electronic Materials, Inc.*	125,852	11,136,644

Electronic Instruments – 0.24%
Thermo Fisher Scientific Inc.*	38,081	2,196,512

Finance Companies – 0.50%
HOUSING DEVELOPMENT FINANCE CORPORATION LIMITED (A)	62,306	4,549,057

Food and Related – 2.33%
Bunge Limited (B)	133,185	15,504,066
Kuala Lumpur Kepong Berhad (A)	1,094,000	5,756,154
		21,260,220
Health Care – Drugs – 0.47%
Abbott Laboratories	76,990	4,322,989

Hospital Supply and Management – 1.37%
Wilmar International Limited (A)	3,337,000	12,495,349

Hotels and Gaming – 0.90%
Las Vegas Sands, Inc.*	79,721	8,215,249

Mining – 5.19%
BHP Billiton Plc (A)	353,595	12,462,401
Cameco Corporation (A)	101,564	4,072,027
Rio Tinto plc (A)	164,412	17,401,437
Southern Copper Corporation	128,215	13,479,243
		47,415,108
Motor Vehicles – 0.37%
Suzuki Motor Corporation (A)	111,300	3,357,481

Multiple Industry – 7.62%
Deutsche Borse AG (A)	249,433	49,232,357
IOI Corporation Berhad (A)	2,512,125	5,887,200
Keppel Corporation Limited (A)	597,000	5,391,643
Reliance Industries Limited (A)	124,193	9,083,120
		69,594,320
Non–Residential Construction – 3.66%
China Communications Construction Company Limited, H Shares (A)	3,375,000	8,851,508
Fluor Corporation	47,237	6,883,376
GMR Infrastructure Limited (A)*	1,072,297	6,749,636
Kurita Water Industries Ltd. (A)	162,900	4,943,213
Larsen & Toubro Limited (A)	56,991	6,025,734
		33,453,467
Petroleum – Domestic – 1.23%
McMoRan Exploration Co.*	186,200	2,437,358
OAO NOVATEK, GDR (A)	113,800	8,751,220
		11,188,578
Petroleum – International – 3.27%
Apache Corporation	68,535	7,370,254
China Petroleum & Chemical Corporation, H Shares (A)	5,650,000	8,535,794
Devon Energy Corporation	69,177	6,150,527
PetroChina Company Limited, H Shares (A)	4,350,000	7,754,508
		29,811,083
Petroleum – Services – 2.33%
Baker Hughes Incorporated	163,750	13,280,125
Transocean Inc.	55,821	7,990,776
		21,270,901
Real Estate Investment Trust – 0.80%
Agile Property Holdings Limited (A)	2,102,000	3,827,994
Hongkong Land Holdings Limited (A)	702,000	3,467,880
		7,295,874
Security and Commodity Brokers – 4.97%
Bolsa de Mercadorias & Futuros (A)*	1,162,700	16,330,056
Bolsa de Mercadorias & Futuros (A)(C)*	227,000	3,188,202
Bolsa de Valores de Sao Paulo (A)*	857,000	16,514,101
NYMEX Holdings, Inc.	70,013	9,354,437
		45,386,796
Steel – 2.52%
Companhia Vale do Rio Doce, ADR	522,093	17,056,778
Evraz Group S.A., GDR (A)	76,800	5,952,000
		23,008,778
Utilities – Electric – 2.35%
TATA POWER COMPANY LIMITED (THE) (A)	142,610	5,318,884
Veolia Environnement (A)	176,447	16,110,524
		21,429,408
Utilities – Telephone – 7.03%
Bharti Airtel Limited (A)*	293,643	7,423,212
China Mobile Limited (A)	1,657,000	29,304,678
Equinix, Inc.*	60,257	6,084,451
Open Joint Stock Company ''Vimpel–Communications'', ADR	186,075	7,740,720
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk., Series B Shares (A)	4,767,500	5,151,996
Reliance Communication Ventures Limited (A)	447,661	8,477,335
		64,182,392

TOTAL COMMON STOCKS – 69.97%		$638,655,213

(Cost: $396,102,156)

INVESTMENT FUNDS

Gold and Precious Metals – 4.12%
streetTRACKS Gold Trust*	456,500	37,597,340

Multiple Industry – 0.12%
Vietnam Azalea Fund Limited (D)*	300,000	1,068,600

TOTAL INVESTMENT FUNDS – 4.24%		$38,665,940

(Cost: $34,481,844)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks – 0.11%
Norilsk Nickel Finance Luxembourg S.A.,
7.125%, 9–30–09	$1,000	1,018,600

Beverages – 0.18%
Central European Distribution Corporation,
8.0%, 7–25–12 (E)(F)	EUR720	1,055,309
Companhia Brasileira de Bebidas,
10.5%, 12–15–11	$ 500	581,900
		1,637,209
Finance Companies – 0.46%
ALROSA Finance S.A.,
8.125%, 5–6–08	900	903,784
C5 Capital (SPV) Limited,
6.196%, 12–31–49 (C)	1,500	1,479,540
Russian Standard Bank,
7.5%, 10–7–10	600	531,000
Russian Standard Bank,
7.5%, 10–7–10 (C)	350	313,250
Toyota Motor Credit Corporation,
4.26%, 1–18–15 (G)	1,050	1,010,825
		4,238,399
Forest and Paper Products – 0.05%
Sino–Forest Corporation,
9.125%, 8–17–11 (C)	475	500,531

Homebuilders, Mobile Homes – 0.07%
Desarrolladora Homex, S.A. de C.V.,
7.5%, 9–28–15	627	631,703

Mining – 0.20%
Vedanta Resources plc,
6.625%, 2–22–10 (C)	1,800	1,795,500

Motor Vehicles – 0.12%
Hyundai Motor Company,
5.3%, 12–19–08 (E)	1,080	1,083,719

Trucking and Shipping – 0.37%
Ultrapetrol (Bahamas) Limited,
9.0%, 11–24–14	3,505	3,329,750

Utilities – Electric – 0.20%
CESP – Companhia Energetica de Sao Paulo,
9.75%, 1–15–15 (E)(F)	BRL3,000	1,836,742

Utilities – Telephone – 0.23%
Open Joint Stock Company Mobile TeleSystems,
9.75%, 1–30–08	$1,000	1,000,000
Open Joint Stock Company "Vimpel–Communications",
8.0%, 2–11–10	1,050	1,057,875
		2,057,875

TOTAL CORPORATE DEBT SECURITIES – 1.99%		$18,130,028

(Cost: $17,689,418)

OTHER GOVERNMENT SECURITIES – 1.27%

Germany
Bundesobligation,
3.5%, 10–9–09 (F)	EUR8,000	$11,581,642
(Cost: $11,183,298)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Mortgage–Backed Obligations – 0.92%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only):
5.5%, 9–15–17	$5,298	759,427
5.0%, 11–15–17	462	61,773
5.0%, 4–15–19	930	134,676
5.0%, 4–15–19	450	64,675
5.0%, 7–15–21	763	29,464
5.0%, 6–15–22	336	3,407
5.0%, 7–15–22	1,705	18,349
5.0%, 11–15–22	475	67,332
5.0%, 1–15–23	421	7,556
5.5%, 3–15–23	879	173,466
5.0%, 4–15–23	423	18,953
5.0%, 5–15–23	825	123,749
5.0%, 8–15–23	617	96,312
5.5%, 11–15–23	2,854	92,121
5.5%, 11–15–23	1,153	46,577
5.0%, 9–15–24	1,258	60,661
5.5%, 9–15–24	615	28,138
5.5%, 4–15–25	353	20,254
5.5%, 4–15–25	197	19,489
5.0%, 9–15–25	2,108	111,011
5.5%, 10–15–25	1,856	433,129
5.0%, 4–15–26	1,947	113,069
5.0%, 10–15–28	459	74,669
5.5%, 2–15–30	555	51,728
5.0%, 8–15–30	1,045	88,689
5.5%, 3–15–31	820	88,824
6.0%, 11–15–35	981	202,738
Federal National Mortgage Association Agency REMIC/CMO (Interest Only)
5.5%, 11–25–17	804	37,959
5.0%, 5–25–22	489	84,046
5.0%, 7–25–23	2,426	444,785
5.0%, 8–25–23	757	95,150
5.0%, 11–25–23	880	170,962
5.5%, 9–25–25	459	21,901
5.5%, 11–25–25	1,390	47,859
5.0%, 9–25–30	1,043	132,078
5.5%, 6–25–33	1,028	233,283
5.5%, 8–25–33	1,495	306,882
5.5%, 4–25–34	2,189	487,963
5.5%, 11–25–36	2,523	592,332
Government National Mortgage Association Agency REMIC/CMO (Interest Only)
5.0%, 1–20–30	1,761	154,395
5.0%, 6–20–31	1,759	183,776
5.5%, 3–20–32	969	145,881
5.0%, 7–20–33	472	88,376
5.5%, 11–20–33	1,844	322,598
5.5%, 6–20–35	1,390	355,412
5.5%, 7–20–35	684	140,836
5.5%, 7–20–35	544	74,585
5.5%, 10–16–35	655	156,365
Government National Mortgage Association Fixed Rate Pass–Through Certificates
5.5%, 11–15–16	184	187,017
5.5%, 11–15–16	65	65,794
5.5%, 12–15–16	375	380,894
5.5%, 12–15–16	307	311,498
5.5%, 12–15–16	152	154,283
		8,367,146
Treasury Obligations – 6.37%
United States Treasury Notes:
4.625%, 2–29–08 (B)	3,500	3,507,109
5.125%, 6–30–08	3,500	3,528,984
4.125%, 8–15–08 (B)	11,500	11,548,519
4.375%, 11–15–08 (B)	9,900	9,978,121
4.875%, 1–31–09 (B)	9,700	9,872,020
4.5%, 3–31–09 (B)	3,500	3,558,517
4.625%, 7–31–09 (B)	3,500	3,581,484
4.0%, 8–31–09 (B)	7,600	7,711,629
4.5%, 5–15–10 (B)	4,700	4,856,787
		58,143,170

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 7.29%		$66,510,316

(Cost: $65,523,539)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS – 0.71%	Face Amount in Thousands

Chinese Yuan Renminbi, 2–27–08 (F)	CNY138,600	368,502
Chinese Yuan Renminbi, 4–9–08 (F)	153,200	242,394
Chinese Yuan Renminbi, 4–23–08 (F)	63,500	73,497
Chinese Yuan Renminbi, 8–11–08 (F)	207,500	480,170
Chinese Yuan Renminbi, 8–18–08 (F)	79,788	54,554
Chinese Yuan Renminbi, 11–9–09 (F)	69,500	318,531
Euro, 1–10–08 (F)	EUR24,100	2,672,487
Euro, 1–12–09 (F)	800	(3,246)
Russian Ruble, 6–25–08 (F)	RUB496,000	942,721
Russian Ruble, 8–20–08 (F)	361,000	641,181
Russian Ruble, 9–22–08 (F)	229,000	208,008
Russian Ruble, 11–14–08 (F)	27,500	5,974
Singapore Dollar, 8–21–08 (F)	SGD11,800	388,634
United Arab Emirates Dirham, 11–10–08 (F)	AED64,400	193,209
United Arab Emirates Dirham, 11–17–08 (F)	66,400	(52,073)
		$6,534,543

SHORT–TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Beverages – 2.13%
Anheuser–Busch Companies, Inc.,
4.2%, 1–24–08	$8,500	8,477,192
Coca–Cola Company (The),
4.47%, 1–15–08	5,000	4,991,308
PepsiCo, Inc.,
4.2%, 1–10–08	6,000	5,993,700
		19,462,200
Chemicals – Petroleum and Inorganic – 0.89%
E.I. du Pont de Nemours and Company,
4.18%, 1–2–08	8,150	8,149,054

Electrical Equipment – 1.09%
Emerson Electric Co.:
4.22%, 1–7–08	5,000	4,996,483
4.23%, 1–8–08	5,000	4,995,888
		9,992,371
Finance Companies – 0.55%
Unilever Capital Corporation,
4.22%, 1–11–08	5,000	4,994,139

Multiple Industry – 1.00%
Honeywell International Inc.,
3.5%, 1–2–08	9,091	9,090,116

Retail – General Merchandise – 0.33%
Wal–Mart Stores, Inc.,
4.05%, 1–7–08	3,000	2,997,975

Trucking and Shipping – 0.66%
United Parcel Service, Inc.,
4.37%, 1–10–08	6,000	5,993,445

Total Commercial Paper – 6.65%		60,679,300

United States Governement and Government Agency Obligations
Federal Home Loan Bank,
3.15%, 1–2–08	6,284	6,283,450
United States Treasury Bills,
1.8%, 1–10–08	10,000	9,995,500

Total United States Government and Government Agency Obligations – 1.78%		16,278,950

TOTAL SHORT–TERM SECURITIES – 8.43%		$76,958,250

(Cost: $76,958,250)

TOTAL INVESTMENT SECURITIES – 100.37%		$916,091,520

(Cost: $651,391,675)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.37%)		(3,412,636)

NET ASSETS – 100.00%		$912,678,884

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR – American Depositary Receipts; CMO – Collateralized Mortgage Obligation; GDR – Global Depositary Receipts; and REMIC – Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities serve as collateral for the following open futures contracts at December 31, 2007. (See Note 6 to financial statements):
Description	Type	Expiration Date	Number of Contracts	Market Value	Unrealized Depreciation

DAX Index	Short	3–20–08	160	$(46,926,183)	$(703,204)
Hang Seng H–shares Index	Short	1–31–08	385	(39,850,197)	(930,436)
Hang Seng Index	Short	1–31–08	754	(134,877,115)	(2,831,323)
Russell 2000 E–Mini Index	Short	3–20–08	2,711	(209,343,420)	(3,913,388)
S&P 500 E–Mini Index	Short	3–20–08	2,715	(200,529,900)	(1,347,243)

				$(631,526,815)	$(9,725,594)

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $7,277,023 or 0.80% of net assets.
(D)Restricted security. At December 31, 2007, the following restricted security was owned:

Security	Acquisition Date	Shares	Cost	Market Value

Vietnam Azalea Fund Limited	6–28–07	300,000	$1,290,000	$1,068,600

The total market value of restricted securities represented approximately 0.12% of net assets at December 31, 2007.

(E)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $3,975,770 or 0.44% of net assets.

(F)Principal amounts are denominated in the indicated foreign currency, where applicable (AED – United Arab Emirates Dirham, BRL – Brazilian Real, CNY – Chinese Yuan Renminbi, EUR – Euro, RUB – Russian Ruble, SGD – Singapore Dollar).
(G)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ASSET STRATEGY PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investments - at value (Notes 1 and 3):
Securities (cost - $601,939)	$857,036
Bullion (cost - $49,453)	59,056

916,092
Receivables:
Dividends and interest	1,438
Investment securities sold	335
Portfolio shares sold	324

Total assets	918,189

LIABILITIES
Payable for variation margin (Note 6)	1,991
Payable for investment securities purchased	1,409
Payable to Portfolio shareholders	282
Due to custodian	142
Accrued accounting services fee (Note 2)	18
Accrued management fee (Note 2)	17
Accrued shareholder servicing (Note 2)	15
Accrued service fee (Note 2)	6
Other	1,630

Total liabilities	5,510

Total net assets	$912,679

NET ASSETS
$0.001 par value capital stock:
Capital stock	$74
Additional paid-in capital	596,377
Accumulated undistributed income:
Accumulated undistributed net investment income	3,645
Accumulated undistributed net realized gain on investment transactions	59,129
Net unrealized appreciation in value of investments	253,454

Net assets applicable to outstanding units of capital	$912,679

Net asset value, redemption and offering price per share	$12.3237

Capital shares outstanding	74,059
Capital shares authorized	180,000

See Notes to Financial Statements.

Statement of Operations
      ASSET STRATEGY PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$7,391
Dividends (net of foreign withholding taxes of $415)	7,025

Total income	14,416

Expenses (Note 2):
Investment management fee	5,070
Service fee	1,810
Custodian fees	268
Accounting services fee	177
Shareholder servicing	22
Legal fees	21
Audit fees	14
Other	149

Total	7,531
Less waiver of investment management fee (Notes 2 and 10)	(72)

Total expenses	7,459

Net investment income	6,957

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	108,231
Realized net gain on forward currency contracts	1,324
Realized net loss on futures contracts	(30,593)
Realized net gain on written options	63
Realized net gain on swap agreements	899
Realized net gain on foreign currency transactions	1,729

Realized net gain on investments	81,653

Unrealized appreciation in value of securities during the period	189,854
Unrealized appreciation in value of forward currency contracts during the period	5,697
Unrealized depreciation in value of futures contracts during the period	(9,726)
Unrealized depreciation in value of foreign currency transactions during the period	(22)

Unrealized appreciation in value of investments during the period	185,803

Net gain on investments	267,456

Net increase in net assets resulting from operations	$274,413

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ASSET STRATEGY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$6,957	$6,090
Realized net gain on investments	81,653	106,546
Unrealized appreciation (depreciation)	185,803	(22,090)

Net increase in net assets resulting from operations	274,413	90,546

Dividends to shareholders from (Note 1E): (1)
Net investment income	(5,000)	(2,000)
Realized gains on investment transactions	(39,000)	(91,802)

	(44,000)	(93,802)

Capital share transactions (2)	80,119	189,235

Total increase	310,532	185,979
NET ASSETS
Beginning of period	602,147	416,168

End of period	$912,679	$602,147

Undistributed net investment income	$3,645	$2,643

(1)See "Financial Highlights" on page 31.

(2)Shares issued from sale of shares	9,700	12,474
Shares issued from reinvestment of dividend and/or capital gains distribution	3,570	10,439
Shares redeemed	(6,104)	(2,978)

Increase in outstanding capital shares	7,166	19,935

Value issued from sale of shares	$101,085	$125,418
Value issued from reinvestment of dividend and/or capital gains distribution	44,000	93,802
Value redeemed	(64,966)	(29,985)

Increase in outstanding capital	$80,119	$189,235

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$9.0016	$8.8625	$7.6926	$6.9237	$6.3078

Income from investment operations:
Net investment income	0.0932	0.0958	0.0836	0.0699	0.0769
Net realized and unrealized gain on investments	3.8531	1.7042	1.7847	0.8508	0.6469

Total from investment operations	3.9463	1.8000	1.8683	0.9207	0.7238

Less distributions from:
Net investment income	(0.0709)	(0.0354)	(0.0762)	(0.0990)	(0.0769)
Capital gains	(0.5533)	(1.6255)	(0.6222)	(0.0528)	(0.0310)

Total distributions	(0.6242)	(1.6609)	(0.6984)	(0.1518)	(0.1079)

Net asset value, end of period	$12.3237	$9.0016	$8.8625	$7.6926	$6.9237

Total return	44.11%	20.15%	24.27%	13.30%	11.47%
Net assets, end of period (in millions)	$913	$602	$416	$282	$227
Ratio of expenses to average net assets including expense waiver	1.03%	1.02%	1.03%	1.06%	1.03%
Ratio of net investment income to average net assets including expense waiver	0.96%	1.16%	1.10%	1.02%	1.27%
Ratio of expenses to average net assets excluding expense waiver	1.04%	1.03%	1.03	%(1)	1.06	%(1)	1.03	%(1)
Ratio of net investment income to average net assets excluding expense waiver	0.95%	1.15%	1.10	%(1)	1.02	%(1)	1.27	%(1)
Portfolio turnover rate	98%	148%	79%	118%	224%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Balanced Portfolio
      December 31, 2007

Below, Cynthia P. Prince-Fox, portfolio manager of the W&R Target Funds, Inc. - Balanced Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2007. She has managed the Portfolio for 13 years and has 24 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

MATURITY
SHORT	INTER	LONG
	X		HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Portfolio rose 13.67 percent for the fiscal year, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 5.49 percent for the same period, and the Citigroup Treasury/Government Sponsored/Credit Index (generally reflecting the performance of funds in the bond market), which increased 7.38 percent for the period. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

By comparison, the Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), increased 6.72 percent for the period.

High technology, low financial weightings helped

We stayed close to our maximum weighting in equities for the majority of 2007, which had a positive impact on overall performance given that the equity portion of the Portfolio was up versus our fixed-income securities. The equity portion substantially outperformed the S&P 500 primarily as a result of maintaining a significant relative underweight in financials coupled with strong stock selection in our technology holdings, which did exceptionally well and reflect our ongoing thesis regarding worldwide telecom growth. Our decision earlier this year to significantly underweight the financials sector in light of our concerns regarding mortgage and housing markets has proved a significant driver of performance. The fixed-income portion of the Portfolio modestly outperformed the broad investment grade indices, primarily because of our high quality government bond exposure and the market's rotation toward safety.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

General Dynamics Corporation	Exxon Mobil Corporation
Exxon Mobil Corporation	SLM Corporation
Schlumberger Limited	General Dynamics Corporation
Nokia Corporation, Series A, ADR	General Electric Company
Apple Inc.	Cisco Systems, Inc.
Colgate-Palmolive Company	Johnson & Johnson
Fluor Corporation	Colgate-Palmolive Company
Cisco Systems, Inc.	Exelon Corporation
PepsiCo, Inc.	UBS AG
Johnson & Johnson	Apple Inc.

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

A number of concerns - such as the mortgage/housing markets, high energy prices, employment data, a weak U.S. dollar and interest rate uncertainty - led to the volatility in both equity and fixed-income markets. With regard to sectors: energy, technology and industrials all posted strong performances for the year. Rising commodity prices drove performance in the case of energy, and continued solid international demand for technology and infrastructure development boosted performance in the other two areas. High debt levels, combined with low savings rates, pressed consumers to shift buying patterns away from large-ticket purchases, particularly those related to housing. As a result, consumer discretionary was one of the worst-performing sectors for the year. Finally, the financials sector was negatively impacted by the mortgage/housing market crisis that was precipitated, in part, by overzealous subprime lending in recent years.

Our outlook

Has the U.S. decoupled from the rest of the world and does it matter? We think the answer is yes and no. China is still growing its gross domestic product by 11 percent, despite a slowing in the U.S. It would appear that China and India's dependence on the U.S as an export market has lessened as their economies emerge as self-sustaining. On the other hand, Europe and Japan have coupled with the U.S. slowdown, a most troublesome development, in our opinion. We believe we remain positioned to benefit from global growth, but recognize that in a slowing environment growth may be difficult to find away from traditional defensive sectors.

Bond Portfolio Characteristics As of 12-31-07

Average maturity	4.63 years
Effective duration	3.32 years
Weighted average bond rating	A

Overall, we placed our greatest emphasis on consumer staples, industrials and energy relative to the weightings found in the S&P 500. While the financials sector started as our largest weighted sector, we were underweight banks for most of the year. We further reduced our financial weightings as we became concerned that write-offs related to subprime lending would be larger than we had anticipated. We have preferred to invest in financial stocks that we feel should benefit from increasing global wealth management and electronic trading.

Housing can certainly be characterized as having a hard landing. One of the most critical questions before the markets today is: Will the U.S. consumer enter a protracted downturn as their most significant financial asset declines further in value? We think the answer is yes, but the good news is that we have already witnessed a fairly significant reduction in sales of autos, homes and home-related goods. The surprise has been the insatiable appetite for the latest electronic gadget or gizmo.

On the other side of the world, business is booming. Foreign-generated profits by U.S. multinational corporations rose significantly, a stark contrast to a decline in domestically generated earnings. So the second part of the question is: Will the U.S. consumer retrenchment bring down the rest of the world? This is a question we have been asking ourselves for months. We think the evidence, so far, suggests that the rest of the world is in the midst of an unprecedented economic boom in which the U.S. consumer ends up being only a modest detractor to global growth.

We feel our Portfolio is positioned accordingly. On one side, we lean in the direction of global growth and companies that we feel can be beneficiaries of that growth. On the other side are companies characterized as what we feel are sustainable growth companies that typically are less exposed to cyclical forces. As always, we continue to monitor both the macro and secular forces and will make changes accordingly.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Balanced Portfolio(1)	$19,024
S&P 500 Index	$17,763
Citigroup Treasury/Government Sponsored/Credit Index	$18,040
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average	$17,910

		W&R TARGET BALANCED PORTFOLIO	S&P 500 INDEX	CITIGROUP TREASURY/ GOVERNMENT SPONSORED/ CREDIT INDEX	LIPPER VARIABLE ANNUITY MIXED-ASSET TARGET ALLOCATION GROWTH UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000	10,000
DEC	1998	10,867	12,870	10,945	11,470
DEC	1999	11,969	15,582	10,724	12,900
DEC	2000	12,823	14,151	11,983	12,953
DEC	2001	12,062	12,465	13,023	12,292
DEC	2002	11,047	9,710	14,431	10,617
DEC	2003	13,156	12,499	15,129	12,917
DEC	2004	14,331	13,859	15,787	14,153
DEC	2005	15,050	14,541	16,178	15,012
DEC	2006	16,737	16,838	16,800	16,783
DEC	2007	19,024	17,763	18,040	17,910

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	13.67%
5-year period ended 12-31-07	11.48%
10-year period ended 12-31-07	6.64%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF BALANCED PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Balanced Portfolio had net assets totaling $559,442,990 invested in a diversified portfolio of:

68.30%	Domestic Common Stocks
14.84%	United States Government and Government Agency Obligations
9.48%	Cash and Cash Equivalents and Preferred Stocks
5.03%	Foreign Common Stocks
2.01%	Domestic Corporate Debt Securities
0.32%	Other Government Securities
0.02%	Foreign Corporate Debt Securities

Asset Allocation

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Stocks	$73.33
Technology Stocks	$15.08
Health Care Stocks	$11.21
Financial Services Stocks	$9.38
Consumer Nondurables Stocks	$8.63
Energy Stocks	$8.07
Capital Goods Stocks	$4.98
Consumer Services Stocks	$3.83
Utilities Stocks	$3.47
Miscellaneous Stocks (1)	$3.45
Raw Materials Stocks	$2.70
Multi-Industry Stocks	$2.53
Bonds	$17.19
United States Government and Government Agency Obligations	$14.84
Corporate Debt Securities	$2.03
Other Government Securities	$0.32
Cash and Cash Equivalents and Preferred Stocks	$9.48

(1)Includes $1.54 Business Equipment and Services Stocks, $1.13 Retail Stocks and $0.78 Transportation Stocks.

The Investments of Balanced Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Aircraft – 1.56%
Boeing Company (The)	100,100	$8,754,746

Banks – 1.82%
Northern Trust Corporation	132,600	10,165,116

Beverages – 5.09%
Anheuser–Busch Companies, Inc.	99,000	5,181,660
Brown–Forman Corporation, Class B	71,200	5,276,632
Coca–Cola Company (The)	113,600	6,971,632
PepsiCo, Inc.	145,900	11,073,810
		28,503,734
Business Equipment and Services – 0.89%
Pitney Bowes Inc.	131,300	4,994,652

Capital Equipment – 1.49%
Joy Global Inc.	126,500	8,318,007

Chemicals – Petroleum and Inorganic – 1.13%
E.I. du Pont de Nemours and Company	143,400	6,322,506

Chemicals – Specialty – 1.57%
Air Products and Chemicals, Inc.	88,900	8,768,207

Communications Equipment – 5.60%
Cisco Systems, Inc.*	423,400	11,455,087
Nokia Corporation, Series A, ADR	339,500	13,033,405
QUALCOMM Incorporated	173,600	6,821,612
		31,310,104
Computers – Micro – 2.29%
Apple Inc.*	64,600	12,795,645

Computers – Peripherals – 1.53%
Microsoft Corporation	240,900	8,574,836

Defense – 2.92%
General Dynamics Corporation	183,600	16,338,564

Electrical Equipment – 1.38%
Emerson Electric Co.	136,600	7,739,756

Electronic Components – 1.18%
Microchip Technology Incorporated	210,700	6,623,355

Finance Companies – 0.93%
American Express Company	100,300	5,217,606

Food and Related – 1.33%
Wm. Wrigley Jr. Company	127,600	7,470,980

Health Care – Drugs – 5.68%
Abbott Laboratories	166,200	9,332,130
Allergan, Inc.	129,800	8,338,352
Genentech, Inc.*	83,300	5,586,931
Gilead Sciences, Inc.*	184,900	8,509,098
		31,766,511
Health Care – General – 4.38%
DENTSPLY International Inc.	212,500	9,572,062
Johnson & Johnson	158,700	10,585,290
Zimmer Holdings, Inc.*	66,100	4,372,515
		24,529,867
Hospital Supply and Management – 1.15%
Medtronic, Inc.	127,500	6,409,425

Hotels and Gaming – 1.32%
Las Vegas Sands, Inc.*	71,500	7,368,075

Household – General Products – 2.21%
Colgate–Palmolive Company	158,900	12,387,844

Insurance – Life – 1.35%
Aflac Incorporated	120,900	7,571,967

Insurance – Property and Casualty – 1.61%
Berkshire Hathaway Inc., Class B*	1,900	8,998,400

Motion Pictures – 1.47%
News Corporation Limited, Class A	402,700	8,251,323

Multiple Industry – 2.53%
Altria Group, Inc.	59,300	4,481,894
General Electric Company	260,256	9,647,690
		14,129,584
Non–Residential Construction – 2.11%
Fluor Corporation	81,000	11,803,320

Petroleum – International – 5.59%
BP p.l.c., ADR	111,300	8,143,821
Chevron Corporation	79,800	7,447,734
Exxon Mobil Corporation	167,246	15,669,278
		31,260,833
Petroleum – Services – 2.48%
Schlumberger Limited	140,800	13,850,496

Publishing – 1.04%
Meredith Corporation	105,500	5,800,390

Retail – General Merchandise – 1.13%
Wal–Mart Stores, Inc.	132,900	6,316,737

Security and Commodity Brokers – 3.67%
CME Group Inc.	9,400	6,448,400
J.P. Morgan Chase & Co.	162,400	7,088,760
UBS AG	152,200	7,001,200
		20,538,360
Timesharing and Software – 0.65%
Paychex, Inc.	100,600	3,640,211

Trucking and Shipping – 0.78%
Expeditors International of Washington, Inc.	97,400	4,355,728

Utilities – Electric – 1.75%
Exelon Corporation	119,800	9,780,472

Utilities – Telephone – 1.72%
AT&T Inc.	231,000	9,600,360

TOTAL COMMON STOCKS – 73.33%		$410,257,717

(Cost: $268,139,507)

PREFERRED STOCKS – 0.16%

Finance Companies
Freddie Mac, 8.375%*	34,500	$902,175
(Cost: $862,500)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks – 0.24%
Wells Fargo Bank, N.A.,
7.55%, 6–21–10	$1,250	1,336,009

Beverages – 0.10%
Coca–Cola Enterprises Inc.,
6.7%, 10–15–36	500	547,631

Finance Companies – 0.66%
Banco Hipotecario Nacional:
7.916%, 7–25–09 (A)	16	165
8.0%, 3–31–11 (A)	453	113,375
First Union–Lehman Brothers–Bank of America Commercial Mortgage Trust,
6.56%, 11–18–35	562	561,272
Mellon Residential Funding,
6.75%, 6–25–28	70	70,888
Prudential Insurance Company of America,
6.6%, 5–15–08 (A)	1,500	1,505,565
Unilever Capital Corporation,
5.9%, 11–15–32	1,450	1,438,296
		3,689,561
Food and Related – 0.48%
Archer–Daniels–Midland Company,
7.0%, 2–1–31	1,350	1,479,766
Cargill, Inc.,
6.375%, 6–1–12 (B)	1,150	1,208,094
		2,687,860
Insurance – Life – 0.27%
StanCorp Financial Group, Inc.,
6.875%, 10–1–12	1,375	1,498,364

Insurance – Property and Casualty – 0.28%
Principal Life Global,
6.25%, 2–15–12 (B)	1,500	1,598,002

TOTAL CORPORATE DEBT SECURITIES – 2.03%		$11,357,427

(Cost: $11,168,822)

OTHER GOVERNMENT SECURITIES – 0.32%

Canada
Hydro–Quebec,
8.0%, 2–1–13	1,500	$1,768,602
(Cost: $1,625,630)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations – 0.19%
Federal National Mortgage Association,
7.25%, 1–15–10	1,000	1,071,751

Mortgage–Backed Obligations – 2.47%
Federal National Mortgage Association Fixed Rate Pass–Through Certificates:
6.0%, 9–1–17	496	509,444
5.0%, 1–1–18	409	409,727
5.5%, 4–1–18	199	201,609
5.0%, 5–1–18	196	196,734
4.5%, 7–1–18	2,654	2,611,179
7.0%, 9–1–25	84	88,994
6.5%, 10–1–28	323	335,763
6.5%, 2–1–29	229	237,263
7.5%, 4–1–31	190	203,847
7.0%, 7–1–31	292	309,294
7.0%, 9–1–31	287	303,776
7.0%, 9–1–31	232	246,462
7.0%, 11–1–31	68	71,631
6.5%, 2–1–32	1,058	1,101,026
7.0%, 2–1–32	340	360,684
7.0%, 2–1–32	338	358,269
7.0%, 3–1–32	222	235,094
7.0%, 7–1–32	516	545,876
6.0%, 9–1–32	2,050	2,088,088
6.0%, 2–1–33	481	490,085
5.5%, 5–1–33	1,968	1,969,714
5.5%, 6–1–33	708	708,735
Government National Mortgage Association Fixed Rate Pass–Through Certificates:
6.0%, 8–15–28	26	26,998
6.5%, 8–15–28	49	51,084
United States Department of Veterans Affairs, Guaranteed REMIC Pass–Through Certificates, Vendee Mortgage Trust, 1997–A Class 3–A,
8.293%, 12–15–26	123	134,775
		13,796,151
Treasury Inflation Protected Obligations – 0.22%
United States Treasury Note,
3.0%, 7–15–12 (C)	1,000	1,258,555

Treasury Obligations – 11.96%
United States Treasury Bonds:
7.5%, 11–15–16	1,500	1,882,851
7.25%, 8–15–22	4,000	5,193,752
6.25%, 8–15–23	5,250	6,285,647
5.25%, 2–15–29	1,150	1,265,090
United States Treasury Notes:
3.0%, 2–15–08	3,000	2,998,827
2.625%, 5–15–08	4,000	3,989,688
4.75%, 11–15–08	4,000	4,045,000
4.0%, 3–15–10	3,200	3,265,750
4.25%, 10–15–10	10,000	10,319,530
3.875%, 2–15–13	3,000	3,060,000
3.625%, 5–15–13	3,000	3,020,625
4.25%, 8–15–13	4,000	4,145,936
4.25%, 8–15–15	17,000	17,448,902
		66,921,598

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 14.84%		$83,048,055

(Cost: $80,015,070)

SHORT–TERM SECURITIES

Commercial Paper
Beverages – 0.72%
PepsiCo, Inc.,
4.2%, 1–10–08	4,000	3,995,800

Computers – Main and Mini – 0.71%
IBM International Group Capital LLC (International Business Machines Corporation),
4.24%, 1–29–08	4,000	3,986,809

Electrical Equipment – 0.88%
W.W. Grainger, Inc.,
4.0%, 1–2–08	4,933	4,932,452

Finance Companies – 0.71%
PACCAR Financial Corp.,
4.22%, 1–9–08	3,995	3,991,254

Food and Related – 1.16%
ConAgra Foods, Inc.,
5.45%, 1–17–08	4,000	3,990,311
Hershey Company (The),
4.45%, 1–17–08	2,500	2,495,055
		6,485,366
Multiple Industry – 0.89%
Honeywell International Inc.,
3.5%, 1–2–08	5,000	4,999,514

Retail – Food Stores – 0.54%
Walgreen Co.,
4.27%, 1–29–08	3,000	2,990,037

Security and Commodity Brokers – 0.71%
American Express Credit Corp.,
4.3%, 1–23–08	4,000	3,989,489

Utilities – Telephone – 0.89%
AT&T Inc.,
4.25%, 1–29–08	5,000	4,983,472

Total Commercial Paper – 7.21%		40,354,193

Municipal Obligations – Taxable – 0.36%
California
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
4.72%, 1–8–08	2,000	2,000,000

United States Government and Government Agency Obligations
Overseas Private Investment Corporation,
4.5%, 1–2–08 (D)	3,495	3,495,000
United States Treasury Bills,
1.8%, 1–10–08	5,000	4,997,750

Total United State Government and Government Agency Obligations – 1.52%		8,492,750

TOTAL SHORT–TERM SECURITIES – 9.09%		$50,846,943

(Cost: $50,846,943)

TOTAL INVESTMENT SECURITIES – 99.77%	$558,180,919

(Cost: $412,658,472)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.23%	1,262,071

NET ASSETS – 100.00%	$559,442,990

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR – American Depositary Receipts; CMO – Collateralized Mortgage Obligation; GDR – Global Depositary Receipts; and REMIC – Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $1,619,105 or 0.29% of net assets.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $2,806,096 or 0.50% of net assets.

(C)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation–adjusted principal by one half of the stated rate for each semiannual interest payment date.
(D)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      BALANCED PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $412,658) (Notes 1 and 3)	$558,181
Receivables:
Dividends and interest	1,592
Portfolio shares sold	63

Total assets	559,836

LIABILITIES
Payable to Portfolio shareholders	308
Accrued shareholder servicing (Note 2)	14
Accrued accounting services fee (Note 2)	13
Accrued management fee (Note 2)	11
Accrued service fee (Note 2)	4
Due to custodian	3
Other	40

Total liabilities	393

Total net assets	$559,443

NET ASSETS
$0.001 par value capital stock:
Capital stock	$57
Additional paid-in capital	415,018
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	439
Accumulated undistributed net realized loss on investment transactions	(1,593)
Net unrealized appreciation in value of investments	145,522

Net assets applicable to outstanding units of capital	$559,443

Net asset value, redemption and offering price per share	$9.7624

Capital shares outstanding	57,306
Capital shares authorized	150,000

See Notes to Financial Statements.

Statement of Operations
      BALANCED PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $85)	$6,885
Interest and amortization	6,640

Total income	13,525

Expenses (Note 2):
Investment management fee	3,934
Service fee	1,405
Accounting services fee	153
Custodian fees	20
Shareholder servicing	20
Legal fees	18
Audit fees	17
Other	117

Total expenses	5,684

Net investment income	7,841

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	20,298
Unrealized appreciation in value of investments during the period	43,790

Net gain on investments	64,088

Net increase in net assets resulting from operations	$71,929

See Notes to Financial Statements.

Statement of Changes in Net Assets
      BALANCED PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

DECREASE IN NET ASSETS
Operations:
Net investment income	$7,841	$7,815
Realized net gain on investments	20,298	25,783
Unrealized appreciation	43,790	26,992

Net increase in net assets resulting from operations	71,929	60,590

Dividends to shareholders from (Note 1E): (1)
Net investment income	(7,500)	(7,700)
Realized gains on investment transactions	(10)	(1,888)

	(7,510)	(9,588)

Capital share transactions (2)	(69,810)	(67,753)

Total decrease	(5,391)	(16,751)
NET ASSETS
Beginning of period	564,834	581,585

End of period	$559,443	$564,834

Undistributed net investment income	$439	$98

(1)See "Financial Highlights" on page 48

(2)Shares issued from sale of shares	1,713	2,013
Shares issued from reinvestment of dividend and/or capital gains distribution	769	1,102
Shares redeemed	(10,058)	(11,268)

Decrease in outstanding capital shares	(7,576)	(8,153)

Value issued from sale of shares	$16,019	$16,982
Value issued from reinvestment of dividend and/or capital gains distribution	7,510	9,588
Value redeemed	(93,339)	(94,323)

Decrease in outstanding capital	$(69,810)	$(67,753)

See Notes to Financial Statements.

Financial Highlights
      BALANCED PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$8.7056	$7.9631	$7.6783	$7.1491	$6.0423

Income from investment operations:
Net investment income	0.1388	0.1224	0.0999	0.1096	0.0467
Net realized and unrealized gain on investments	1.0508	0.7704	0.2851	0.5292	1.1068

Total from investment operations	1.1896	0.8928	0.3850	0.6388	1.1535

Less distributions from:
Net investment income	(0.1326)	(0.1207)	(0.1002)	(0.1096)	(0.0467)
Capital gains	(0.0002)	(0.0296)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.1328)	(0.1503)	(0.1002)	(0.1096)	(0.0467)

Net asset value, end of period	$9.7624	$8.7056	$7.9631	$7.6783	$7.1491

Total return	13.67%	11.21%	5.01%	8.93%	19.09%
Net assets, end of period (in millions)	$559	$565	$582	$628	$615
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.02%	1.00%
Ratio of net investment income to average net assets	1.40%	1.37%	1.20%	1.45%	1.37%
Portfolio turnover rate	8%	28%	52%	39%	43%

See Notes to Financial Statements.

Manager's Discussion of Bond Portfolio
      December 31, 2007

Below, James C. Cusser, CFA, portfolio manager of the W&R Target Funds, Inc. - Bond Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2007. He has managed the Portfolio for 15 years and has 32 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

MATURITY
SHORT	INTER	LONG
	X		HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Portfolio returned 5.67 percent for the 12 months ended Dec. 31, 2007, below the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 7.21 percent. The Lipper Variable Annuity Corporate Debt Funds A Rated Universe Average (reflecting the performance of the universe of funds with similar investment objectives) advanced 5.12 percent for the same period.

Subprime decline, credit freeze affected the market

The Portfolio performance was assisted more by what we avoided rather than what we did. In short, the Portfolio avoided the direct influence of the mortgage crisis. The Portfolio did not invest in subprime mortgages or CDOs that contained subprime mortgages. The Portfolio did sustain some indirect damage from the credit freeze of the third and fourth quarters, and this negatively affected our results relative to our unmanaged benchmark. Most all corporate bond spreads widened in response to the seizing-up of the markets. And mortgages - even the best credit mortgages - gapped out in spread against benchmark Treasury bonds.

However, looking at longer-term averages, the declining value of corporate and mortgage securities was merely a return to normalcy: Over the past several years of easy money, spreads on most all fixed-income securities became very tight. The market had no appreciation for credit risk. The Portfolio did well against the typical fixed-income annuity portfolio because we sidestepped bad mortgages and had market-like sensitivity to declining interest rates.

Lower interest rates trump credit woes

Despite its broad implications for the economy, the subprime problem seemingly had a modest effect on the broad investment-grade market over the past fiscal year. The only negative-returning quarter for the year was the second, and that was before the seizing-up of the credit markets, which had all to do with the upward movement of interest rates in the spring and little to do with credit. In the investment-grade market, interest rates proved more potent than credit. The benefits of lower rates overcame the negative effects of wider corporate, agency and mortgage security spreads.

To be sure, certain sectors of the markets were adversely affected by the problems in the subprime mortgage market. For example, the "mortgage banking" corporate bond sector dropped sharply this past year. Most bond sectors had positive returns for the year. In fact, quite surprisingly, many domestic bond sectors' returns exceeded the 5.49 percent return of the S&P 500 Index, a broad measure of the domestic equity market. At least in the investment-grade domain, interest rates had more to do with returns than credit selection. Avoiding investments among the mortgage bankers and staying clear of direct exposure in subprime mortgages and mortgage-linked collateralized debt obligations (CDOs) helped the Portfolio. As one famous investor once remarked, avoiding mistakes is the better part of investing.

Over the course of the year, the yield curve continued its reversion to a more normal shape. Primarily because of the response by the Fed and the market to the mortgage problem, short-term Treasury rates, as represented by the two-year Treasury, fell almost 1.75 percent, while the 10-year and 30-year bond rates declined 0.66 percent and 0.33 percent, respectively.

As noted, the Treasury market did well in this period as investors flocked to the safety of government debt. Corporate bonds and securities fared less well. Both corporate bonds and mortgage securities were at historically tight levels to benchmark Treasuries at the beginning of the third quarter. The reaction to the subprime concern caused all corporate spreads to widen, and the ensuing volatility in the interest rate markets caused mortgage-backed security spreads to widen - even mortgage securities that are collateralized by instrumentalities of the U.S. government, like Freddie Mac and Fannie Mae. But looking at this from a longer point of view, these corporate and mortgage spreads are simply nearing what went for normal several years ago.

We believe the conclusion of this drama won't occur until major financial institutions fully account for the discount price typically attributed to illiquid securities. As we write this, several major institutions are writing down bad investments related to the subprime mortgage market and bank bridge loans that were facilitating the private equity mania. Until recently, much security pricing was based on so-called "model pricing" and not "market pricing" models. In the past few weeks, little by little, the security pricing for very illiquid securities has been reaching true market-clearing levels. We feel that until this correction gets completely washed through the financial system, the problem will persist.

Caution: recession bump may lie ahead

Although we believe the economy will avert a recession, some economists suspect the economy will slow substantially in 2008. We believe most of the blame for the weakness will fall to the subprime mortgage mess spreading to many segments of the economy, especially the consumer sector, which accounts for more than two-thirds of the domestic economy. Interestingly, some 70 years ago John Maynard Keynes, the British economist, opined that recessions were caused by corporate investment mistakes: Corporations would misjudge the economy and invest too much or too little in plant, equipment and inventories relative to consumer demands. This year's slowdown or recession will again be rightly blamed on bad investments. This time it won't be corporate inventory mistakes, but bad investment decisions by Wall Street, institutional and personal investors and, ultimately, those individuals who misused the home mortgage market. And we think that exacerbating the problem may be proposed political "solutions" to the problem emanating from Washington.

We will look at employment data to see if the subprime problem seeps through to the economy generally. The economy had been very dependent on housing over the past few years: Homeowners dipped into mortgage loans to make discretionary purchases, and there was substantial job creation in the homebuilding sector. Both of those stimulants now have been muted. If employment slows measurably, we feel the economy may indeed sink into recession.

Portfolio Characteristics As of 12-31-07

Average maturity	5.94 years
Effective duration	4.23 years
Weighted average bond rating	AA+

Our outlook

As noted above, if employment declines we believe we may be headed for a few negative quarters of economic decline. If the Fed attempts to stimulate the economy with an aggressive monetary policy, as now seems probable, we can expect a steeper yield curve and continued pressure on corporate and mortgage spreads. Therefore, we intend to continue to emphasize the highest quality bonds - Treasuries, agency debentures, agency-backed mortgages and high-quality corporate bonds. We intend to concentrate mostly on intermediate-term to maturity securities, attempting to take advantage of prospective Fed easing but avoiding higher, longer-term rates as the Fed and politicians attempt to "reflate" the economy out of the credit market problems.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and, the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Bond Portfolio (1)	$16,489
Citigroup Broad Investment Grade Index	$17,953
Lipper Variable Annuity Corporate Debt Funds A-Rated Universe Average	$16,783

		W&R TARGET BOND PORTFOLIO	CITIGROUP BROAD INVESTMENT GRADE INDEX	LIPPER VARIABLE ANNUITY CORPORATE DEBT FUNDS A-RATED UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000
DEC	1998	10,735	10,871	10,791
DEC	1999	10,581	10,781	10,615
DEC	2000	11,621	12,031	11,673
DEC	2001	12,490	13,056	12,568
DEC	2002	13,611	14,373	13,678
DEC	2003	14,181	14,977	14,365
DEC	2004	14,731	15,647	14,989
DEC	2005	14,969	16,050	15,317
DEC	2006	15,604	16,745	15,966
DEC	2007	16,489	17,953	16,783

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	5.67%
5-year period ended 12-31-07	3.91%
10-year period ended 12-31-07	5.13%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF BOND PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Bond Portfolio had net assets totaling $296,239,516 invested in a diversified portfolio of:

91.64%	Domestic Bonds
5.32%	Foreign Bonds
3.04%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

United States Government Mortgage-Backed Obligations	$36.28
Corporate Debt Securities	$34.57
United States Government Agency Obligations	$13.38
United States Government Treasury Obligations	$11.56
Cash and Cash Equivalents	$3.04
Other Government Securities	$1.17

Quality Weightings

At December 31, 2007, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

AAA	68.70%
AA	6.45%
A	9.32%
BBB	6.76%
BB	3.37%
Below BB	0.49%
Not Rated	1.87%
Cash and Cash Equivalents	3.04%

Ratings reflected in the wheel are taken from Standard & Poor's.

The Investments of Bond Portfolio
December 31, 2007
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Banks – 1.71%
First Union National Bank of Florida,
6.18%, 2–15–36	$4,000	$4,062,328
SouthTrust Bank, National Association,
6.125%, 1–9–28	1,000	1,016,693
		5,079,021
Beverages – 0.26%
Coca–Cola Company (The),
5.35%, 11–15–17	750	768,406

Broadcasting – 1.29%
Comcast Cable Communications, Inc.,
8.5%, 5–1–27	1,250	1,505,193
EchoStar DBS Corporation,
6.375%, 10–1–11	750	741,000
TCA Cable TV, Inc.,
6.53%, 2–1–28	1,000	999,571
Westinghouse Electric Corporation,
8.875%, 6–14–14	500	578,692
		3,824,456
Business Equipment and Services – 0.63%
International Lease Finance Corporation,
5.0%, 4–15–10	1,500	1,495,560
Quebecor World Capital Corporation,
4.875%, 11–15–08	425	383,031
		1,878,591
Chemicals – Petroleum and Inorganic – 0.68%
E.I. du Pont de Nemours and Company,
5.0%, 1–15–13	2,000	2,012,614

Coal – 0.34%
Peabody Energy Corporation,
6.875%, 3–15–13	1,000	1,005,000

Communications Equipment – 0.17%
Harris Corporation,
6.35%, 2–1–28	500	500,649

Construction Materials – 0.92%
Hanson PLC,
7.875%, 9–27–10	2,500	2,712,393

Finance Companies – 16.83%
Alternative Loan Trust 2005–J4,
5.5%, 11–25–35	1,750	1,598,310
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass–Through Certificates, Series 2005–2,
4.783%, 7–10–43 (A)	2,500	2,459,986
CHL Mortgage Pass–Through Trust 2005–28,
5.25%, 1–25–19	2,814	2,747,083
CHYPS CBO 1997–1 Ltd.,
6.72%, 1–15–10 (B)	220	63,681
COMM 2005–C6,
5.144%, 6–10–44	6,000	5,967,813
First Horizon Alternative Mortgage Securities Trust 2005–FA6,
5.5%, 9–25–35	2,265	2,219,771
GSR Mortgage Loan Trust 2004–2F,
7.0%, 1–25–34	1,040	1,080,191
General Electric Capital Corporation,
5.37313%, 4–10–12 (A)	2,000	1,973,122
General Motors Acceptance Corporation,
5.125%, 5–9–08	2,500	2,472,373
IBM International Group Capital LLC,
5.05%, 10–22–12	1,000	1,018,685
ISA Capital do Brasil S.A.,
7.875%, 1–30–12 (C)	500	510,000
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass–Through Certificates, Series 2004–C1,
4.719%, 1–15–38	2,000	1,973,380
MASTR Adjustable Rate Mortgages Trust 2005–1,
5.56089%, 3–25–35 (A)	2,949	2,879,808
Merrill Lynch Mortgage Trust 2005–CIP1,
4.949%, 7–12–38 (A)	2,000	1,972,618
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass–Through Certificates: Series 2004–1,
4.75506%, 2–25–34 (A)	1,001	1,022,887
Series 2004–3AC,
4.9348%, 3–25–34 (A)	1,685	1,720,632
Series 2004–5,
4.81366%, 5–25–34 (A)	1,583	1,472,143
Series 2004–12,
5.55694%, 9–25–34 (A)	2,562	2,395,746
Series 2004–18,
6.08369%, 12–25–34 (A)	3,594	3,464,571
Series 2005–21,
5.69619%, 11–25–35 (A)	1,234	1,070,743
Series 2005–22,
5.61284%, 12–25–35 (A)	1,272	1,092,004
Series 2006–1,
6.07703%, 2–25–36 (A)	1,292	990,212
Structured Asset Securities Corporation Trust 2005–16,
5.5%, 9–25–35	3,000	2,817,335
Student Loan Marketing Association,
0.0%, 10–3–22	3,000	1,454,700
TIAA Global Markets, Inc.,
5.125%, 10–10–12 (B)	1,000	1,019,266
Wells Fargo Mortgage Pass–Through Certificates, Series 2003–10,
4.5%, 9–25–18	2,500	2,390,230
		49,847,290
Food and Related – 0.18%
ConAgra, Inc.,
6.7%, 8–1–27	500	526,069

Forest and Paper Products – 0.13%
Westvaco Corporation,
7.5%, 6–15–27	364	399,344

Health Care – Drugs – 0.68%
Abbott Laboratories,
5.6%, 5–15–11	1,000	1,035,644
Merck & Co., Inc.,
4.75%, 3–1–15	1,000	994,585
		2,030,229
Homebuilders, Mobile Homes – 0.47%
Pulte Homes, Inc.,
4.875%, 7–15–09	1,500	1,389,206

Hospital Supply and Management – 0.34%
HCA – The Healthcare Company,
8.75%, 9–1–10	1,000	1,008,750

Household – General Products – 0.86%
Procter & Gamble Company (The),
8.0%, 9–1–24	2,000	2,539,056

Household – Major Appliances – 0.33%
Controladora Mabe S.A. de C.V.,
6.5%, 12–15–15 (B)	1,000	988,750

Insurance – Property and Casualty – 0.68%
Berkshire Hathaway Finance Corporation,
4.75%, 5–15–12	2,000	2,025,074

Leisure Time Industry – 0.51%
Walt Disney Company (The),
4.7%, 12–1–12	1,500	1,499,950

Mining – 0.35%
BHP Billiton Finance (USA) Limited,
5.0%, 12–15–10	1,030	1,044,706

Petroleum – Domestic – 0.79%
Chesapeake Energy Corporation,
7.5%, 9–15–13	1,250	1,278,125
Duke Energy Corporation,
6.25%, 1–15–12	1,000	1,054,455
		2,332,580
Petroleum – Services – 0.73%
Halliburton Company,
6.75%, 2–1–27	2,000	2,154,674

Security and Commodity Brokers – 1.00%
Merrill Lynch & Co., Inc.,
5.45%, 7–15–14	3,000	2,949,441

Utilities – Electric – 1.34%
Dominion Resources, Inc.,
5.25%, 8–1–33	2,500	2,433,848
HQI Transelec Chile S.A.,
7.875%, 4–15–11	750	809,729
Pepco Holdings, Inc.,
4.0%, 5–15–10	750	737,067
		3,980,644
Utilities – Gas and Pipeline – 0.69%
Tennessee Gas Pipeline Company,
7.0%, 3–15–27	2,000	2,033,210

Utilities – Telephone – 2.66%
British Telecommunications plc,
5.15%, 1–15–13	3,500	3,492,426
Deutsche Telekom International Finance B.V.,
8.0%, 6–15–10	1,500	1,601,388
New York Telephone Company,
6.7%, 11–1–23	750	759,744
Pacific Bell,
7.25%, 11–1–27	750	768,943
SBC Communications Inc.,
5.08%, 11–14–08 (A)	500	499,313
Telefonos de Mexico, S.A. de C.V.,
4.5%, 11–19–08	750	746,325
		7,868,139

TOTAL CORPORATE DEBT SECURITIES – 34.57%		$102,398,242

(Cost: $102,696,120)

OTHER GOVERNMENT SECURITIES

Brazil – 0.19%
Federative Republic of Brazil (The),
9.25%, 10–22–10	500	555,000

Canada – 0.62%
Province de Quebec,
7.14%, 2–27–26	1,500	1,852,770

Supranational – 0.36%
Inter–American Development Bank,
8.4%, 9–1–09	1,000	1,074,926

TOTAL OTHER GOVERNMENT SECURITIES – 1.17%		$3,482,696

(Cost: $3,084,636)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations – 13.38%
Federal Agricultural Mortgage Corporation Guaranteed Notes Trust 2006–1,
4.875%, 1–14–11 (C)	7,500	7,694,250
Federal Farm Credit Bank,
3.75%, 12–6–10	1,225	1,228,391
Federal Home Loan Bank,
5.0%, 2–29–08	2,000	2,001,116
Federal Home Loan Mortgage Corporation:
3.625%, 9–15–08	2,000	1,991,214
5.0%, 10–18–10	2,500	2,587,010
4.75%, 5–6–13	2,000	2,003,440
5.375%, 1–9–14	5,250	5,290,210
5.0%, 12–14–18	5,054	5,080,443
5.2%, 3–5–19	2,500	2,502,317
Federal National Mortgage Association:
5.08%, 5–14–10	2,000	2,030,420
5.125%, 11–2–12	4,000	4,100,008
5.5%, 3–26–14	1,000	1,003,146
6.0%, 1–4–17	2,125	2,125,153
		39,637,118
Mortgage–Backed Obligations – 36.28%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates:
5.237%, 6–1–34 (A)	448	444,875
5.701%, 7–1–36 (A)	1,277	1,287,740
5.445%, 12–1–36 (A)	3,239	3,280,982
5.943%, 1–1–37 (A)	2,121	2,140,575
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.0%, 5–15–16	1,144	1,127,246
3.5%, 12–15–16	608	591,172
5.0%, 5–15–19	1,000	998,709
5.0%, 7–15–19	1,027	1,023,868
5.0%, 5–15–23	1,500	1,495,501
5.5%, 10–15–23 (Interest Only)	1,570	47,730
5.5%, 4–15–24 (Interest Only)	1,884	67,781
5.5%, 4–15–24 (Interest Only)	381	14,782
5.0%, 6–15–24 (Interest Only)	1,483	78,588
5.0%, 11–15–24	706	707,640
5.0%, 3–15–25	4,000	3,851,874
6.0%, 3–15–29	293	299,568
5.0%, 7–15–29 (Interest Only)	1,443	159,309
7.5%, 9–15–29	529	562,892
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Continued):
4.25%, 3–15–31	982	962,380
5.0%, 5–15–31	3,928	3,933,894
5.0%, 9–15–31 (Interest Only)	2,507	371,278
5.0%, 9–15–32	1,500	1,439,528
5.5%, 5–15–34	770	783,345
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.0%, 6–1–14	1,064	1,054,853
5.5%, 1–1–17	80	81,221
5.5%, 5–1–17	88	88,787
4.5%, 1–1–18	952	936,533
4.5%, 4–1–18	953	938,027
4.5%, 3–1–19	1,277	1,254,864
5.0%, 6–1–21	1,665	1,667,109
6.0%, 9–1–21	2,100	2,147,862
5.0%, 11–1–21	2,396	2,398,816
5.5%, 6–1–22	932	943,042
6.0%, 8–1–22	2,921	2,986,918
5.0%, 7–1–25	2,325	2,298,879
6.0%, 2–1–27	2,538	2,583,534
6.0%, 11–1–28	544	555,576
6.5%, 10–1–31	102	105,528
6.5%, 11–1–31	119	122,812
6.0%, 2–1–32	265	270,394
5.0%, 3–1–35	1,556	1,519,024
5.5%, 10–1–35	1,241	1,239,409
5.5%, 8–1–36	1,804	1,800,762
Federal Home Loan Mortgage Corporation Non–Agency REMIC/CMO:
5.5%, 12–15–13 (Interest Only)	660	96,213
5.5%, 3–15–31	2,530	2,569,298
5.5%, 9–15–31	3,750	3,741,262
Federal National Mortgage Association Adjustable Rate Pass–Through Certificates,
5.389%, 12–1–36 (A)	1,954	1,978,312
Federal National Mortgage Association Agency REMIC/CMO:
5.0%, 3–25–18	3,500	3,498,175
5.0%, 3–25–18 (Interest Only)	666	32,800
5.0%, 6–25–18	2,173	2,200,574
5.5%, 6–25–18	3,202	3,253,751
5.0%, 9–25–18	500	499,234
5.0%, 6–25–22	1,348	1,349,244
5.0%, 3–25–29	5,100	5,100,837
5.5%, 2–25–32	1,500	1,512,840
4.0%, 11–25–32	576	553,126
4.0%, 3–25–33	579	557,270
3.5%, 8–25–33	1,352	1,238,178
5.5%, 11–25–36 (Interest Only)	9,911	2,327,018
Federal National Mortgage Association Fixed Rate Pass–Through Certificates:
6.0%, 11–1–13	8	8,258
7.0%, 10–1–14	9	9,498
6.0%, 3–1–16	30	30,751
6.0%, 3–1–16	29	29,720
5.5%, 1–1–17	761	772,609
5.5%, 2–1–17	302	306,854
5.5%, 1–1–18	488	495,272
5.0%, 3–1–18	865	866,723
4.0%, 11–1–18	1,015	977,163
5.0%, 6–1–20	898	898,958
5.5%, 10–1–23	681	690,164
5.0%, 4–1–24	2,364	2,332,682
6.0%, 12–1–28	101	102,995
5.5%, 2–1–33	3,169	3,174,585
6.0%, 4–1–33	1,038	1,057,262
5.5%, 6–1–33	2,125	2,127,086
5.0%, 9–1–33	3,854	3,766,469
6.5%, 11–1–37	1,000	1,020,126
Federal National Mortgage Association Non–Agency REMIC/CMO:
4.5%, 7–25–24	1,000	947,307
5.5%, 9–25–31	1,000	1,004,641
4.5%, 12–25–34	2,000	1,950,193
Government National Mortgage Association Adjustable Rate Pass–Through Certificates,
4.75%, 1–20–34 (A)	479	480,054
Government National Mortgage Association Agency REMIC/CMO (Interest Only),
5.5%, 6–20–28	2,187	104,639
Government National Mortgage Association Fixed Rate Pass–Through Certificates:
6.5%, 1–15–14	11	11,264
7.5%, 3–15–15	11	11,207
6.0%, 8–15–16	40	40,653
6.0%, 12–15–16	81	82,577
5.5%, 1–15–17	121	122,829
6.0%, 1–15–17	78	79,866
5.5%, 7–15–17	163	165,829
5.5%, 10–15–17	110	111,588
5.0%, 12–15–17	634	635,270
7.5%, 7–15–23	11	11,607
7.5%, 12–15–23	112	119,309
8.0%, 9–15–25	48	51,781
7.0%, 7–20–27	15	16,336
7.0%, 8–20–27	41	43,124
7.0%, 6–15–28	14	14,790
6.5%, 5–15–29	79	81,857
7.0%, 7–15–29	20	20,958
7.5%, 7–15–29	32	34,350
Government National Mortgage Association Non–Agency REMIC/CMO,
4.0%, 1–16–30	386	369,251
United States Department of Veterans Affairs, Guaranteed REMIC Pass–Through Certificates, Vendee Mortgage Trust, 2003–2 Class E,
5.0%, 12–15–25	1,114	1,113,465
		107,465,259
Treasury Obligations – 11.56%
United States Treasury Bonds,
6.125%, 11–15–27	12,500	15,137,700
United States Treasury Notes:
3.0%, 7–15–12	500	629,277
4.375%, 8–15–12	9,700	10,122,862
4.25%, 8–15–13	5,200	5,389,717
4.0%, 2–15–15	2,400	2,433,938
5.125%, 5–15–16	500	541,172
		34,254,666

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 61.22%		$181,357,043

(Cost: $178,194,572)

SHORT–TERM SECURITIES

Electrical Equipment – 0.68%
W.W. Grainger, Inc.,
4.25%, 1–7–08	2,000	1,998,583

Food and Related – 0.40%
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
5.0%, 1–24–08	1,200	1,196,167

Forest and Paper Products – 0.99%
Sonoco Products Co.,
4.95%, 1–2–08	2,929	2,928,597

TOTAL SHORT–TERM SECURITIES – 2.07%		$6,123,347

(Cost: $6,123,347)

TOTAL INVESTMENT SECURITIES – 99.03%		$293,361,328

(Cost: $290,098,675)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.97%		2,878,188

NET ASSETS – 100.00%		$296,239,516

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR – American Depositary Receipts; CMO – Collateralized Mortgage Obligation; GDR – Global Depositary Receipts; and REMIC – Real Estate Mortgage Investment Conduit.
(A)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $2,071,697, or 0.70% of net assets.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $8,204,250, or 2.77% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      BOND PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $290,099) (Notes 1 and 3)	$293,361
Cash	1
Receivables:
Dividends and interest	2,710
Portfolio shares sold	169
Investment securities sold	94
Prepaid and other assets	1

Total assets	296,336

LIABILITIES
Payable to Portfolio shareholders	56
Accrued accounting services fee (Note 2)	8
Accrued shareholder servicing (Note 2)	5
Accrued service fee (Note 2)	2
Other	25

Total liabilities	96

Total net assets	$296,240

NET ASSETS
$0.001 par value capital stock:
Capital stock	$56
Additional paid-in capital	295,742
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	259
Accumulated undistributed net realized loss on investment transactions	(3,080)
Net unrealized appreciation in value of investments	3,263

Net assets applicable to outstanding units of capital	$296,240

Net asset value, redemption and offering price per share	$5.3255

Capital shares outstanding	55,627
Capital shares authorized	120,000

See Notes to Financial Statements.

Statement of Operations
      BOND PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$13,199

Expenses (Note 2):
Investment management fee	1,242
Service fee	611
Accounting services fee	88
Legal fees	14
Audit fees	12
Custodian fees	9
Shareholder servicing	3
Other	98

Total	2,077
Less waiver of investment management fee (Notes 2 and 10)	(69)

Total expenses	2,008

Net investment income	11,191

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(286)
Realized net gain on foreign currency transactions	33

Realized net loss on investments	(253)
Unrealized appreciation in value of investments during the period	3,418

Net gain on investments	3,165

Net increase in net assets resulting from operations	$14,356

See Notes to Financial Statements.

Statement of Changes in Net Assets
      BOND PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$11,191	$9,393
Realized net loss on investments	(253)	(2,095)
Unrealized appreciation	3,418	1,432

Net increase in net assets resulting from operations	14,356	8,730

Dividends to shareholders from (Note 1E):(1)
Net investment income	(11,081)	(9,300)
Realized gains on investment transactions	(––)	(64)

	(11,081)	(9,364)

Capital share transactions (2)	80,061	1,546

Total increase	83,336	912
NET ASSETS
Beginning of period	212,904	211,992

End of period	$296,240	$212,904

Undistributed net investment income	$259	$83

(1)See "Financial Highlights" on page 67

(2)Shares issued from sale of shares	7,352	3,657
Shares issued in connection with merger of W&R Target Limited-Term Bond Portfolio	12,209	––
Shares issued from reinvestment of dividend and/or capital gains distribution	2,106	1,775
Shares redeemed	(6,399)	(5,126)

Increase in outstanding capital shares	15,268	306

Value issued from sale of shares	$39,137	$19,607
Value issued in connection with merger of W&R Target Limited-Term Bond Portfolio	63,828	––
Value issued from reinvestment of dividend and/or capital gains distribution	11,081	9,364
Value redeemed	(33,985)	(27,425)

Increase in outstanding capital	$80,061	$1,546

See Notes to Financial Statements.

Financial Highlights
      BOND PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$5.2752	$5.2928	$5.4762	$5.5710	$5.6032

Income (loss) from investment operations:
Net investment income	0.2428	0.2434	0.2356	0.2463	0.2667
Net realized and unrealized gain (loss) on investments	0.0489	(0.0182)	(0.1464)	(0.0302)	(0.0322)

Total from investment operations	0.2917	0.2252	0.0892	0.2161	0.2345

Less distributions from:
Net investment income	(0.2414)	(0.2411)	(0.2464)	(0.2463)	(0.2667)
Capital gains	(0.0000)	(0.0017)	(0.0262)	(0.0646)	(0.0000)

Total distributions	(0.2414)	(0.2428)	(0.2726)	(0.3109)	(0.2667)

Net asset value, end of period	$5.3255	$5.2752	$5.2928	$5.4762	$5.5710

Total return	5.67%	4.24%	1.61%	3.88%	4.18%
Net assets, end of period (in millions)	$296	$213	$212	$218	$235
Ratio of expenses to average net assets including expense waiver	0.82%	0.84%	0.86%	0.85%	0.84%
Ratio of net investment income to average net assets including expense waiver	4.57%	4.49%	4.17%	4.16%	4.26%
Ratio of expenses to average net assets excluding expense waiver	0.85%	0.85%	0.86	%(1)	0.85	%(1)	0.84	%(1)
Ratio of net investment income to average net assets excluding expense waiver	4.54%	4.48%	4.17	%(1)	4.16	%(1)	4.26	%(1)
Portfolio turnover rate	42%	54%	43%	47%	53%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Managers' Discussion of Core Equity Portfolio
      December 31, 2007

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of the W&R Target Funds, Inc. - Core Equity Portfolio, discuss positioning, performance and results for the fiscal year ended Dec. 31, 2007. They have managed the Portfolio since July 2006. Mr. Becker has eight years of industry experience while Mr. Zinn has nine.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio rose 14.03 percent for the year ended Dec. 31, 2007, outperforming its benchmark index. The S&P 500 Index (reflecting the performance of securities that generally represent the overall stock market) rose 5.49 percent during the same period. By comparison, the Lipper Variable Annuity Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 5.77 percent for the period.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

Stock selection drove results

For the year, our outperformance was primarily driven by positive stock selection within the industrial, materials and financial sectors, and to a lesser extent, positive sector selection. Within the industrial and materials sectors, the Portfolio benefited from agriculture-related holdings such as Deere and Monsanto as commodities such as corn, wheat and soybeans surged throughout the year. In turn, higher commodity prices are resulting in greater demand for farm machinery and genetically modified seeds. Within financials, holdings such as Charles Schwab & Co. and Prudential Financial outperformed more cyclical banks and brokerage companies that saw steep earnings declines in the second half of the fiscal year. While the Portfolio was not entirely immune from earnings and stock price declines associated with a worsening credit environment, the Portfolio's diversification and emphasis on areas outside of financials enhanced our results for the year.

A tale of two markets

The major story of 2007 in the U.S. equity markets was the divergence in performance between the "haves and have-nots." In a year in which a housing-led slowdown, combined with still-strong foreign growth and a declining U.S. dollar, performance between sectors varied significantly. For the year, groups such as energy, materials and industrials that are disproportionate beneficiaries of strong global GDP significantly outperformed groups such as consumer discretionary and financials that are more U.S.-centric and tied to housing and credit. Additionally, those companies with more predictable earnings growth, such as consumer staples and utilities, performed well as profit warnings became more widespread. Generally speaking, the Portfolio's emphasis on companies and themes that provide long-term earnings power served us well in a more volatile environment.

A consistent investment process

Our investment process remains consistent, in that we seek to invest in companies that we believe will exhibit earnings power well in excess of market expectations over a multi-year horizon using a top-down and bottom-up process. To be sure, in a slowing economic environment we must redouble our efforts to stay true to the process with a keen focus on those companies we feel are able to endure a more difficult environment. Over the last few months, we have made changes to the Portfolio in an effort to add companies where excess earning power is more evident and sell companies where we feel the profit outlook is likely to deteriorate. From a sector standpoint that translated into reducing holdings across technology, financials and consumer discretionary and adding to consumer staples and utilities. In the coming months, we are likely to do more of the same. That said we believe that many of the themes we have emphasized in the Portfolio should be relatively immune to economic weakness. It is our opinion that themes such as aerospace/defense, agriculture and energy services continue to present some of the most attractive long-term outlooks available in the market.

Our outlook

As we head into 2008, we believe that equity market performance will largely rest on the economic implications of the current credit crisis and extent of consumer spending slowdown. In short, investors and institutions that held mortgage-related assets experienced steep declines in the values of underlying securities as home prices moderated and in some cases declined. Mortgage-related losses, in turn, have led financial institutions to tighten the terms by which they grant all types of credit, effectively raising borrowing costs across the entire financial industry. The resulting effect of higher borrowing costs, or spreads, across the financial industry is far more concerning than a crisis confined to residential mortgages, as corporations globally require access to capital at reasonable rates in order to invest and grow. Consequently, we believe the unwillingness or incapacity of finance companies to extend credit today could potentially lead to a further moderation in economic growth across a number of developed economies.

Beyond these events within the credit markets, we believe signs exist that the U.S. economy is slowing. Employment gains appear to be weakening as industries affected by construction, finance and retail lay off employees. In fact, the Bureau of Labor Statistics recently reported that only 18,000 new jobs were added in December, the lowest number in three years. After years of surpassing expectations, consumer spending appears to be finally showing evidence of a slowdown as slower job creation, declining housing wealth and declining confidence serve to reduce discretionary purchases. On the positive side, we feel the continuing devaluation in the U.S. dollar should serve as a benefit to net exports as U.S. goods become more attractive overseas. In total, we expect U.S. economic growth to moderate from the third quarter of 2007 to between 0.5 percent and 1.5 percent over the next six to 12 months.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Deere & Company	J.P. Morgan Chase & Co.
General Dynamics Corporation	Johnson & Johnson
Boeing Company (The)	General Electric Company
Hewlett-Packard Company	General Dynamics Corporation
Exxon Mobil Corporation	Deere & Company
Coca-Cola Company (The)	Exxon Mobil Corporation
Charles Schwab Corporation (The)	Prudential Financial, Inc.
Abbott Laboratories	UBS AG
Adobe Systems Incorporated	E.I. du Pont de Nemours and Company
Monsanto Company	Procter & Gamble Company (The)

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Unfortunately, the events described above are not limited to the United States. Financial institutions in Europe and in other developed countries seem to be as affected as U.S. institutions. A number of European nations are experiencing similar housing weakness as the U.S. At this juncture, emerging markets continue to drive global growth with countries such as China, India, Brazil and Russia outgrowing more developed economies. The extent to which slowing growth in the United States and Europe will impact the growth of emerging economies is still unknown. However, one cannot be as confident today that the events unfolding in financial markets in the U.S. and Europe will have no impact on the trajectory of growth in other fast-growing regions.

We believe the next few quarters are likely to be volatile as investors grapple with the reality of a slowing economy. During that time, we will use all of the resources available in our effort to uncover profitable investment opportunities.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Core Equity Portfolio (1)	$18,560
S&P 500 Index	$17,763
Lipper Variable Annuity Large-Cap Core Funds Universe Average	$17,149

		W&R TARGET CORE EQUITY PORTFOLIO	S&P 500 INDEX	LIPPER VARIABLE ANNUITY LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000
DEC	1998	12,114	12,870	12,340
DEC	1999	13,631	15,582	14,727
DEC	2000	14,896	14,151	14,078
DEC	2001	12,676	12,465	12,327
DEC	2002	9,934	9,710	9,642
DEC	2003	11,649	12,499	12,224
DEC	2004	12,764	13,859	13,423
DEC	2005	13,913	14,541	14,243
DEC	2006	16,276	16,838	16,214
DEC	2007	18,560	17,763	17,149

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	14.03%
5-year period ended 12-31-07	13.32%
10-year period ended 12-31-07	6.38%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF CORE EQUITY PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Core Equity Portfolio had net assets totaling $745,881,333 invested in a diversified portfolio of:

89.27%	Domestic Common Stocks
5.42%	Cash and Cash Equivalents
5.31%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Technology Stocks	$26.95
Capital Goods Stocks	$10.50
Energy Stocks	$10.37
Consumer Nondurables Stocks	$9.09
Financial Services Stocks	$8.51
Raw Materials Stocks	$6.11
Health Care Stocks	$5.97
Cash and Cash Equivalents	$5.42
Utilities Stocks	$4.96
Retail Stocks	$4.10
Transportation Stocks	$2.77
Miscellaneous Stocks	$2.71
Multi-Industry Stocks	$2.54

The Investments of Core Equity Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Aircraft - 6.41%
Boeing Company (The)	382,900	$33,488,434
Raytheon Company	236,300	14,343,410
		47,831,844
Apparel - 1.13%
NIKE, Inc., Class B	131,200	8,428,288

Beverages - 5.10%
Coca-Cola Company (The)	415,200	25,480,824
PepsiCo, Inc.	165,400	12,553,860
		38,034,684
Capital Equipment - 7.46%
Deere & Company	467,300	43,514,976
Foster Wheeler Ltd.*	78,300	12,145,113
		55,660,089
Chemicals - Petroleum and Inorganic - 2.82%
Monsanto Company	188,500	21,053,565

Chemicals - Specialty - 2.67%
Air Products and Chemicals, Inc.	202,050	19,928,192

Communications Equipment - 1.74%
Nokia Corporation, Series A, ADR	337,700	12,964,303

Computers - Main and Mini - 5.16%
Hewlett-Packard Company	538,500	27,183,480
Xerox Corporation*	695,900	11,266,621
		38,450,101
Computers - Micro - 2.11%
Apple Inc.*	79,500	15,746,963

Computers - Peripherals - 3.04%
Adobe Systems Incorporated*	530,500	22,684,180

Defense - 4.75%
General Dynamics Corporation	398,300	35,444,717

Electronic Components - 2.19%
Intel Corporation	611,900	16,294,897

Electronic Instruments - 1.55%
Applied Materials, Inc.	98,600	1,748,178
Thermo Fisher Scientific Inc.*	170,400	9,828,672
		11,576,850
Finance Companies - 1.20%
Fannie Mae	223,000	8,915,540
Food and Related - 1.06%
Wm. Wrigley Jr. Company	135,200	7,915,960

Health Care - Drugs - 5.97%
Abbott Laboratories	445,000	24,986,750
Merck & Co., Inc.	335,700	19,507,527
		44,494,277
Hotels and Gaming - 0.44%
Las Vegas Sands, Inc.*	31,800	3,276,990

Household - General Products - 1.80%
Colgate-Palmolive Company	172,000	13,409,120

Insurance - Property and Casualty - 1.15%
Ambac Financial Group, Inc.	332,400	8,565,948

Metal Fabrication - 1.08%
Loews Corporation, Carolina Group	94,600	8,069,380

Motor Vehicles - 2.27%
Ford Motor Company*	2,512,700	16,910,471

Multiple Industry - 2.54%
Altria Group, Inc.	250,300	18,917,674

Non-Residential Construction - 1.96%
Fluor Corporation	100,500	14,644,860

Petroleum - International - 4.36%
Devon Energy Corporation	66,400	5,903,624
Exxon Mobil Corporation	284,076	26,615,080
		32,518,704
Petroleum - Services - 6.01%
Schlumberger Limited	160,000	15,739,200
Smith International, Inc.	124,100	9,164,785
Transocean Inc.	38,128	5,458,023
Weatherford International Ltd.*	210,800	14,460,880
		44,822,888
Railroad - 2.77%
Union Pacific Corporation	164,200	20,626,804

Restaurants - 2.38%
McDonald's Corporation	164,800	9,708,368
YUM! Brands, Inc.	210,500	8,055,835
		17,764,203
Retail - Food Stores - 1.04%
Walgreen Co.	203,600	7,753,088

Retail - Specialty Stores - 0.68%
Tiffany & Co.	109,800	5,054,094

Security and Commodity Brokers - 6.16%
Charles Schwab Corporation (The)	987,100	25,190,792
Prudential Financial, Inc.	223,400	20,785,136
		45,975,928
Steel - 0.62%
Allegheny Technologies Incorporated	53,800	4,648,320

Utilities - Electric - 3.59%
Mirant Corporation*	494,200	19,263,916
NRG Energy, Inc.*	173,800	7,532,492
		26,796,408
Utilities - Telephone - 1.37%
Verizon Communications Inc.	234,500	10,245,305

TOTAL COMMON STOCKS - 94.58%		$705,424,635

(Cost: $530,293,628)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Construction Materials - 0.67%
Black & Decker Corp.,
5.5%, 1-16-08	$5,000	4,988,542

Containers - 0.67%
Bemis Company, Inc.,
4.26%, 2-1-08	5,000	4,981,658

Electrical Equipment - 1.20%
W.W. Grainger, Inc.,
4.0%, 1-2-08	8,971	8,970,003

Finance Companies - 0.60%
Avon Capital Corp. (Avon Products, Inc.),
4.42%, 1-18-08	4,500	4,490,607

Food and Related - 0.59%
ConAgra Foods, Inc.,
5.45%, 1-17-08	4,000	3,990,311
Hershey Company (The),
4.345%, 1-17-08	394	393,239
		4,383,550
Retail - Food Stores - 0.40%
Walgreen Co.,
4.27%, 1-29-08	3,000	2,990,037

Security and Commodity Brokers - 0.40%
American Express Credit Corp.,
4.3%, 1-23-08	3,000	2,992,117

Utilities - Gas and Pipeline - 0.47%
Questar Corporation,
4.6%, 1-11-08	3,500	3,495,528

Utilities - Telephone - 0.40%
Verizon Communications Inc.,
4.32%, 1-9-08	3,000	2,997,120

TOTAL SHORT-TERM SECURITIES - 5.40%		$40,289,162

(Cost: $40,289,162)

TOTAL INVESTMENT SECURITIES - 99.98%		$745,713,797

(Cost: $570,582,790)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.02%		167,536

NET ASSETS - 100.00%		$745,881,333

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      CORE EQUITY PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $570,583) (Notes 1 and 3)	$745,714
Cash	1
Receivables:
Dividends and interest	1,062
Portfolio shares sold	92

Total assets	746,869

LIABILITIES
Payable to Portfolio shareholders	857
Accrued accounting services fee (Note 2)	17
Accrued shareholder servicing (Note 2)	15
Accrued management fee (Note 2)	13
Accrued service fee (Note 2)	5
Other	81

Total liabilities	988

Total net assets	$745,881

NET ASSETS
$0.001 par value capital stock:
Capital stock	$58
Additional paid-in capital	557,992
Accumulated undistributed income:
Accumulated undistributed net investment income	899
Accumulated undistributed net realized gain on investment transactions	11,789
Net unrealized appreciation in value of investments	175,143

Net assets applicable to outstanding units of capital	$745,881

Net asset value, redemption and offering price per share	$12.9583

Capital shares outstanding	57,560
Capital shares authorized	140,000

See Notes to Financial Statements.

Statement of Operations
      CORE EQUITY PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $124)	$11,932
Interest and amortization	521

Total income	12,453

Expenses (Note 2):
Investment management fee	5,322
Service fee	1,901
Accounting services fee	192
Custodian fees	43
Legal fees	22
Shareholder servicing	22
Audit fees	15
Other	170

Total	7,687
Less waiver of investment management fee (Notes 2 and 10)	(380)

Total expenses	7,307

Net investment income	5,146

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	50,005
Realized net gain on foreign currency transactions	5

Realized net gain on investments	50,010
Unrealized appreciation in value of investments during the period	44,814

Net gain on investments	94,824

Net increase in net assets resulting from operations	$99,970

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CORE EQUITY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,146	$4,656
Realized net gain on investments	50,010	138,999
Unrealized appreciation (depreciation)	44,814	(26,886)

Net increase in net assets resulting from operations	99,970	116,769

Dividends to shareholders from (Note 1E):(1)
Net investment income	(4,500)	(6,400)
Realized gains on investment transactions	(66,000)	(20,679)

	(70,500)	(27,079)

Capital share transactions(2)	(45,338)	(51,091)

Total increase (decrease)	(15,868)	38,599
NET ASSETS
Beginning of period	761,749	723,150

End of period	$745,881	$761,749

Undistributed net investment income	$899	$248

(1)See "Financial Highlights" on page 80

(2) Shares issued from sale of shares	1,664	2,303
Shares issued from reinvestment of dividend and/or capital gains distribution	5,440	2,158
Shares redeemed	(10,249)	(8,775)

Decrease in outstanding capital shares	(3,145)	(4,314)

Value issued from sale of shares	$22,378	$27,937
Value issued from reinvestment of dividend and/or capital gains distribution	70,500	27,079
Value redeemed	(138,216)	(106,107)

Decrease in outstanding capital	$(45,338)	$(51,091)

See Notes to Financial Statements.

Financial Highlights
      CORE EQUITY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.5485	$11.1221	$10.2369	$9.3996	$8.0720

Income from investment operations:
Net investment income	0.0977	0.0805	0.0358	0.0622	0.0662
Net realized and unrealized gain on investments	1.6632	1.8084	0.8859	0.8373	1.3276

Total from investment operations	1.7609	1.8889	0.9217	0.8995	1.3938

Less distributions from:
Net investment income	(0.0862)	(0.1093)	(0.0365)	(0.0622)	(0.0662)
Capital gains	(1.2649)	(0.3532)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(1.3511)	(0.4625)	(0.0365)	(0.0622)	(0.0662)

Net asset value, end of period	$12.9583	$12.5485	$11.1221	$10.2369	$9.3996

Total return	14.03%	16.99%	9.01%	9.57%	17.27%
Net assets, end of period (in millions)	$746	$762	$723	$737	$736
Ratio of expenses to average net assets including expense waiver	0.96%	0.99%	1.01%	1.01%	1.00%
Ratio of net investment income to average net assets including expense waiver	0.68%	0.62%	0.32%	0.62%	0.78%
Ratio of expenses to average net assets excluding expense waiver	1.01%	1.00%	1.01	%(1)	1.01	%(1)	1.00	%(1)
Ratio of net investment income to average net assets excluding expense waiver	0.63%	0.61%	0.32	%(1)	0.62	%(1)	0.78	%(1)
Portfolio turnover rate	83%	103%	62%	54%	49%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Dividend Income Portfolio
      December 31, 2007

Below, David P. Ginther, CPA, portfolio manager of the W&R Target Funds, Inc. - Dividend Income Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2007. He has managed the Portfolio for four years and has 12 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
	X		LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio increased 16.72 percent for the 12 months ended Dec. 31, 2007, far surpassing the performance of its index and peer group. The Russell 1000 Index (reflecting the performance of stocks that generally represent the equity market) increased 5.78 percent, while the Lipper Variable Annuity Equity Income Funds Universe Average (reflecting the universe of funds with similar investment objectives) returned 2.40 percent.

Strong in energy and industrials

During the first three quarters of the year, the global economies were strong, and the stock markets in the United States and overseas performed well. The favorable outlook changed in the fourth quarter when the severity of the credit crisis in the U.S. became more apparent and domestic stock markets suffered.

Throughout the year, economic growth was driven by business spending. As a result, the areas of the stock market that performed the best were industrials and energy. In contrast, the weakness in the U.S. economy was caused by limited consumer spending. Sectors that serve the individual consumer, such as financial services and consumer cyclicals, were the worst-performing sectors.

The Portfolio's outperformance was driven by the overweight positions in energy and industrials and underweight positions in financial services and consumer cyclicals. Within industrials, the agriculture stocks were the best performers. Agriculture outperformed because grain prices rose during the second half of the year. Corn prices, driven by low inventories and rising demand from developing countries and biofuels producers, rose from about $3 per bushel at mid-year to more than $4 per bushel by year's end.

Energy also was a significant contributor, with energy companies benefiting from the rise in oil prices. Oil bottomed in mid-January 2007 at just over $50 per barrel and rose to nearly $100 per barrel at the end of the fiscal year.

While industrials and energy flourished, financial services floundered, representing the worst-performing sector because of deterioration in consumer credit. The Portfolio has been underweight financials, the largest proportion of the S&P 500 until 2007.

Still, we were not immune to the problems. The Portfolio's worst-performing stocks were bond insurers. We underestimated the magnitude of the problem, but we still think these companies will survive and conditions will improve. In addition, after years of strong stock performance, real estate investment trusts were hit because of concerns that credit issues will impact property value and capital availability, which help to drive growth rates.

Our outlook

The big question is if increases in consumer spending can improve the situation for financial services and consumer cyclical companies. Some are suggesting the plight of the consumer could lead the United States into a recession.

We think the U.S. consumer must retrench due to high debt levels. We feel this retrenchment would limit the growth of the U.S. economy, but we don't expect the economy to collapse. Even if it does, the U.S. economy represents only about 25 percent of the global marketplace, and most other countries don't face consumer credit issues.

In fact, we believe the outlook for growth outside the U.S. is favorable. Consumers in emerging markets are spending more to raise their standard of living. Meeting their needs requires more infrastructure and energy, which helps to drive business spending.

Companies that serve these needs will experience rising cash flows, in our opinion. These are the companies we want to own in the Portfolio. We intend to continue to focus more on companies with increasing cash flows that can be used to raise dividends, rather than companies with an absolute level of dividends.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Deere & Company	AllianceBernstein Holding L.P.
CME Group Inc.	Exxon Mobil Corporation
Schlumberger Limited	Deere & Company
Fluor Corporation	General Electric Company
Exxon Mobil Corporation	CME Group Inc.
Altria Group, Inc.	Schlumberger Limited
Boeing Company (The)	Altria Group, Inc.
Monsanto Company	Bank of America Corporation
AllianceBernstein Holding L.P.	Baker Hughes Incorporated
General Electric Company	Boeing Company (The)

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Dividend Income Portfolio (1)	$16,815
Russell 1000 Index (2)	$14,461
Lipper Variable Annuity Equity Income Funds Universe Average (2)	$14,609

		W&R TARGET DIVIDEND INCOME PORTFOLIO	RUSSELL 1000 INDEX	LIPPER VARIABLE ANNUITY EQUITY INCOME FUNDS UNIVERSE AVERAGE

Inception 12/31/03		10,000	10,000	10,000
DEC	2004	10,996	11,140	11,373
DEC	2005	12,429	11,839	12,027
DEC	2006	14,407	13,671	14,267
DEC	2007	16,815	14,461	14,609

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of December 31, 2003.

Average Annual Total Return(3)

1-year period ended 12-31-07	16.72%
5-year period ended 12-31-07	––
10-year period ended 12-31-07	––
Since inception of Portfolio (4) through 12-31-07	13.86%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)12-30-03 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF DIVIDEND INCOME PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Dividend Income Portfolio had net assets totaling $120,600,564 invested in a diversified portfolio of:

85.43%	Domestic Common Stocks
7.81%	Foreign Common Stocks
6.76%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Energy Stocks	$18.13
Financial Services Stocks	$15.21
Capital Goods Stocks	$10.59
Consumer Nondurables Stocks	$9.04
Technology Stocks	$8.73
Raw Materials Stocks	$8.09
Cash and Cash Equivalents	$6.76
Multi-Industry Stocks	$6.42
Utilities Stocks	$5.95
Miscellaneous Stocks (1)	$5.14
Health Care Stocks	$3.35
Shelter Stocks	$2.59

(1)Includes $1.80 Consumer Services Stocks, $1.25 Retail Stocks and $2.09 Transportation Stocks.

The Investments of Dividend Income Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Aircraft - 5.79%
Boeing Company (The)	33,173	$2,901,311
Goodrich Corporation	30,144	2,128,468
Raytheon Company	32,155	1,951,809
		6,981,588
Banks - 1.24%
Bank of America Corporation	36,302	1,497,821

Beverages - 4.43%
Coca-Cola Company (The)	30,750	1,887,127
Diageo plc, ADR	18,511	1,588,799
PepsiCo, Inc.	24,534	1,862,131
		5,338,057
Capital Equipment - 5.58%
Caterpillar Inc.	15,803	1,146,666
Chicago Bridge & Iron Company N.V., NY Shares	11,550	698,082
Deere & Company	52,468	4,885,820
		6,730,568
Chemicals - Petroleum and Inorganic - 4.70%
E.I. du Pont de Nemours and Company	29,577	1,304,050
Monsanto Company	25,906	2,893,441
UAP Holding Corp.	38,176	1,474,166
		5,671,657
Chemicals - Specialty - 1.60%
Air Products and Chemicals, Inc.	19,570	1,930,189

Communications Equipment - 0.95%
Nokia Corporation, Series A, ADR	29,950	1,149,781

Computers - Peripherals - 1.24%
Microsoft Corporation	42,000	1,494,990

Electrical Equipment - 0.99%
Emerson Electric Co.	21,018	1,190,880

Electronic Components - 0.75%
Microchip Technology Incorporated	28,808	905,579

Finance Companies - 1.11%
Blackstone Group L.P. (The)	18,650	412,724
Fannie Mae	23,150	925,537
		1,338,261
Health Care - Drugs - 2.57%
Abbott Laboratories	27,100	1,521,665
Merck & Co., Inc.	27,050	1,571,876
		3,093,541
Hospital Supply and Management - 0.78%
Medtronic, Inc.	18,748	942,462

Hotels and Gaming - 1.80%
Harrah's Entertainment, Inc.	11,962	1,061,628
Starwood Hotels & Resorts Worldwide, Inc.	25,150	1,107,355
		2,168,983
Household - General Products - 3.71%
Colgate-Palmolive Company	29,215	2,277,601
Procter & Gamble Company (The)	29,968	2,200,251
		4,477,852
Insurance - Life - 0.96%
Aflac Incorporated	18,444	1,155,148

Insurance - Property and Casualty - 3.11%
ACE Limited	13,589	839,528
Ambac Financial Group, Inc.	22,050	568,228
Everest Re Group, Ltd.	9,319	935,628
MBIA Inc.	22,250	414,518
Travelers Companies, Inc. (The)	18,393	989,543
		3,747,445
Metal Fabrication - 1.11%
Loews Corporation, Carolina Group	15,714	1,340,404

Mining - 0.69%
Rio Tinto plc, ADR	1,974	828,883

Multiple Industry - 6.42%
Altria Group, Inc.	40,357	3,050,182
Consolidated Communications Holdings, Inc.	1,050	20,911
El Paso Pipeline Partners, L.P.*	37,000	926,850
General Electric Company	66,718	2,473,236
NuStar GP Holdings, LLC	44,600	1,273,330
		7,744,509
Non-Residential Construction - 2.91%
Fluor Corporation	24,111	3,513,455

Petroleum - International - 7.32%
Anadarko Petroleum Corporation	31,188	2,048,740
Apache Corporation	19,609	2,108,752
Exxon Mobil Corporation	36,857	3,453,132
Marathon Oil Corporation	19,982	1,216,105
		8,826,729
Petroleum - Services - 10.81%
Baker Hughes Incorporated	25,377	2,058,075
Grant Prideco, Inc.*	20,174	1,119,859
National Oilwell Varco, Inc.*	27,698	2,034,695
Schlumberger Limited	39,239	3,859,940
Smith International, Inc.	18,500	1,366,225
Transocean Inc.	7,543	1,079,780
Weatherford International Ltd.*	22,124	1,517,706
		13,036,280
Railroad - 2.09%
Burlington Northern Santa Fe Corporation	10,774	896,720
Union Pacific Corporation	12,960	1,628,035
		2,524,755
Real Estate Investment Trust - 2.59%
Douglas Emmett, Inc.	47,950	1,084,149
ProLogis	13,829	876,482
Simon Property Group, Inc.	13,386	1,162,708
		3,123,339
Restaurants - 1.25%
McDonald's Corporation	25,673	1,512,396

Security and Commodity Brokers - 8.79%
AllianceBernstein Holding L.P.	37,345	2,810,211
CME Group Inc.	5,823	3,994,578
J.P. Morgan Chase & Co.	24,366	1,063,576
NYMEX Holdings, Inc.	13,300	1,777,013
UBS AG	20,770	955,420
		10,600,798
Steel - 1.10%
Nucor Corporation	22,300	1,320,606

Tobacco - 0.90%
Reynolds American Inc.	16,522	1,089,791

Utilities - Electric - 2.72%
Dominion Resources, Inc.	26,956	1,279,062
NRG Energy, Inc.*	46,092	1,997,627
		3,276,689
Utilities - Gas and Pipeline - 0.75%
Enbridge Inc.	22,245	899,365

Utilities - Telephone - 2.48%
AT&T Inc.	33,055	1,373,766
Iowa Telecommunications Services, Inc.	51,438	836,382
Verizon Communications Inc.	17,900	782,051
		2,992,199

TOTAL COMMON STOCKS - 93.24%		$112,445,000

(Cost: $87,099,852)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Household - General Products - 0.83%
Clorox Co.,
5.5%, 1-4-08	$1,000	999,542

Security and Commodity Brokers - 0.91%
American Express Credit Corp.,
4.3%, 1-23-08	1,100	1,097,109

Total Commercial Paper - 1.74%		2,096,651

United States Government and Government Agency Obligations - 4.75%
Federal Home Loan Bank,
3.15%, 1-2-08	3,237	3,236,717
United States Treasury Bills,
1.8%, 1-10-08	2,500	2,498,875
		5,735,592

TOTAL SHORT-TERM SECURITIES - 6.49%		$7,832,243

(Cost: $7,832,243)

TOTAL INVESTMENT SECURITIES - 99.73%		$120,277,243

(Cost: $94,932,095)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.27%		323,321

NET ASSETS - 100.00%		$120,600,564

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      DIVIDEND INCOME PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $94,932) (Notes 1 and 3)	$120,277
Receivables:
Dividends and interest	220
Portfolio shares sold	123

Total assets	120,620

LIABILITIES
Accrued accounting services fee (Note 2)	5
Payable to Portfolio shareholders	3
Accrued management fee (Note 2)	2
Accrued shareholder servicing (Note 2)	2
Accrued service fee (Note 2)	1
Due to custodian	1
Other	5

Total liabilities	19

Total net assets	$120,601

NET ASSETS
$0.001 par value capital stock:
Capital stock	$15
Additional paid-in capital	94,710
Accumulated undistributed income:
Accumulated undistributed net investment income	332
Accumulated undistributed net realized gain on investment transactions	199
Net unrealized appreciation in value of investments	25,345

Net assets applicable to outstanding units of capital	$120,601

Net asset value, redemption and offering price per share	$8.0015

Capital shares outstanding	15,072
Capital shares authorized	30,000

See Notes to Financial Statements.

Statement of Operations
      DIVIDEND INCOME PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $10)	$1,950
Interest and amortization	427

Total income	2,377

Expenses (Note 2):
Investment management fee	713
Service fee	254
Accounting services fee	53
Audit fees	9
Custodian fees	5
Legal fees	3
Shareholder servicing	3
Other	21

Total expenses	1,061

Net investment income	1,316

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	806
Unrealized appreciation in value of investments during the period	13,278

Net gain on investments	14,084

Net increase in net assets resulting from operations	$15,400

See Notes to Financial Statements.

Statement of Changes in Net Assets
      DIVIDEND INCOME PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,316	$978
Realized net gain on investments	806	864
Unrealized appreciation	13,278	6,989

Net increase in net assets resulting from operations	15,400	8,831

Dividends to shareholders from (Note 1E):(1)
Net investment income	(1,000)	(970)
Realized gains on investment transactions	(900)	(394)

	(1,900)	(1,364)

Capital share transactions(2)	26,039	30,195

Total increase	39,539	37,662
NET ASSETS
Beginning of period	81,062	43,400

End of period	$120,601	$81,062

Undistributed net investment income	$332	$16

(1)See "Financial Highlights" on page 93.

(2)Shares issued from sale of shares	3,812	4,682
Shares issued from reinvestment of dividend and/or capital gains distribution	237	196
Shares redeemed	(615)	(341)

Increase in outstanding capital shares	3,434	4,537

Value issued from sale of shares	$28,803	$31,080
Value issued from reinvestment of dividend and/or capital gains distribution	1,900	1,364
Value redeemed	(4,664)	(2,249)

Increase in outstanding capital	$26,039	$30,195

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,	For the fiscal period from 12-30-03(1) through
2007	2006	2005	2004	12-31-03

Net asset value, beginning of period	$6.9651	$6.1121	$5.4645	$5.0000	$5.0000

Income from investment operations:
Net investment income	0.0881	0.0857	0.0643	0.0337	0.0000
Net realized and unrealized gain on investments	1.0765	0.8867	0.6476	0.4645	0.0000

Total from investment operations	1.1646	0.9724	0.7119	0.4982	0.0000

Less distributions from:
Net investment income	(0.0675)	(0.0849)	(0.0643)	(0.0337)	(0.0000)
Capital gains	(0.0607)	(0.0345)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.1282)	(0.1194)	(0.0643)	(0.0337)	(0.0000)

Net asset value, end of period	$8.0015	$6.9651	$6.1121	$5.4645	$5.0000

Total return	16.72%	15.91%	13.03%	9.96%	0.00%
Net assets, end of period (in millions)	$121	$81	$43	$17	$––	*
Ratio of expenses to average net assets including voluntary expense waiver	1.04%	1.07%	0.93%	0.76%	0.00%
Ratio of net investment income to average net assets including voluntary expense waiver	1.29%	1.63%	1.53%	2.08%	0.00%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.04	%(2)	1.07	%(2)	1.12%	1.46%	0.00%
Ratio of net investment income to average net assets excluding voluntary expense waiver	1.29	%(2)	1.63	%(2)	1.34%	1.38%	0.00%
Portfolio turnover rate	17%	17%	22%	22%	0%

*Not shown due to rounding.
(1)Commencement of operations.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Energy Portfolio
      December 31, 2007

Below, David P. Ginther, CPA, portfolio manager of the W&R Target Funds, Inc. - Energy Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2007. He has managed the Portfolio since its inception in May 2006 and has 12 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio returned 51.30 percent for the 12 months ended Dec. 31, 2007, outpacing both its benchmark and peer group: The S&P 1500 Energy Sector Index (reflecting the performance of securities that generally represent the energy market) increased 34.55 percent, while the Lipper Variable Annuity Natural Resources Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) returned 36.71 percent.

A big year for big oil

Energy stocks had a terrific year, with the performance of the natural resources sector the best of any domestic equity sector. Oil prices rose dramatically during 2007. After hitting a low of nearly $50 per barrel in mid-January, oil nearly doubled to just under $100 in the fourth quarter.

Helping to drive the high prices was the decline in global crude oil inventories. OPEC in February cut its production, which stabilized the market, but throughout the year production in non-OPEC regions such as Mexico and the North Sea disappointed. Even though the weak supplies forced OPEC to increase production in September, inventories continued to decline, pushing oil values higher. Geopolitical tension, including violence in Iraq and Nigeria and the threat of war with Iran, also drove price increases. Even so, demand for oil remained strong. Growth was led by emerging market countries and regions including China, the Middle East and India.

A focus on oilfield equipment and services

The Portfolio capitalized on the oil market by investing in companies that benefit not only from price increases but also the surge in activity. In particular, the Portfolio was overweight in the oilfield equipment and services sector, one of the best-performing sectors within energy. Those companies don't produce oil but sell services and equipment needed to extract oil for major oil companies. High oil prices led to increased demand for oilfield services and equipment.

Some of our strongest-performing holdings were those oilfield services companies that provide equipment used to develop offshore oil and gas fields. We believe that these supplies will continue to benefit from the trend toward more offshore developments in the Gulf of Mexico, West Africa and offshore Brazil. Companies that own acreage in offshore Brazil, the location of the biggest oil discovery of the year, performed very well.

Developing energy resources in such places requires new infrastructure. The engineering and construction firms that build the infrastructure also posted strong stock returns. For the past few years, these companies have benefited from high activity levels in the oil and gas industry.

More power needed

While we expect capital spending in the oil and gas industry will remain high, we believe that the growth will be augmented by a new focus - electrical power. Demand has caught up with the supply of power plants, and new facilities are needed around the world.

With increasing demand comes opportunity for unique supply sources. Rising oil prices and concerns about global warming are helping to move alternative energy into the mainstream. Solar is a major beneficiary, and it also was an area of strong stock performance.

Demand for solar power benefited from new subsidy programs in countries like Spain and Italy. High energy prices help to make solar more competitive and subsidies more palatable to governments. We believe the cost of solar power will continue to drop and, over time, will match electricity prices generated by conventional power plants - with solar panels eventually appearing on the roofs of most houses and buildings.

Our outlook

Rising oil prices, caused by a fundamental lack of supply, was the key driver for stocks of companies in oilfield services, engineering, construction and solar. We believe the supply situation is unlikely to improve in the near term: Additions to supply should be limited, in our opinion, and we feel that production from existing fields will decline with age.

Some question if weakness in the U.S. economy will help to relieve demand. We don't think so. We believe that demand for oil will likely remain strong because of increasing needs in developing countries, where oil is vital to improvements in living standards. Countries like China and India are becoming wealthier, and their citizens have more money to spend on transportation. Driving a car rather than a motorcycle, or a motorcycle rather than a bicycle, represents a significant improvement in lifestyle. We believe those factors - limited supply growth and strong demand - could help to keep oil prices high in 2008 and beyond.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

First Solar, Inc .	Exxon Mobil Corporation
National Oilwell Varco, Inc.	Baker Hughes Incorporated
Schlumberger Limited	Schlumberger Limited
Cameron International Corporation	Newfield Exploration Company
Exxon Mobil Corporation	National Oilwell Varco, Inc.
Apache Corporation	Nabors Industries Ltd.
Weatherford International Ltd.	Cameron International Corporation
Baker Hughes Incorporated	BP p.l.c., ADR
SunPower Corporation, Class A	Entergy Corporation
Smith International, Inc.	Apache Corporation

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Energy Portfolio (1)	$14,099
S&P 1500 Energy Sector Index (2)	$14,310
Lipper Variable Annuity Natural Resources Universe Average (2)	$13,573

		W&R TARGET ENERGY PORTFOLIO	S&P 1500 ENERGY SECTOR INDEX	LIPPER VARIABLE ANNUITY NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

Inception 5/01/06		10,000	10,000	10,000
JUN	2006	9,506	9,897	9,590
SEP	2006	8,712	9,576	8,897
DEC	2006	9,319	10,638	9,928
DEC	2007	14,099	14,310	13,573

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 2006.

Average Annual Total Return(3)

1-year period ended 12-31-07	51.30%
5-year period ended 12-31-07	––
10-year period ended 12-31-07	––
Since inception of Portfolio (4) through 12-31-07	22.86%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-1-06 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF ENERGY PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Energy Portfolio had net assets totaling $26,257,248 invested in a diversified portfolio of:

76.36%	Domestic Common Stocks
16.20%	Foreign Common Stocks
7.44%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio was invested by industry and geographic region, respectively, as follows:

Sector Weightings
Energy Stocks	$60.00
Capital Goods Stocks	$16.48
Utilities Stocks	$8.40
Cash and Cash Equivalents	$7.44
Multi-Industry Stocks	$3.67
Business Equipment and Services Stocks	$2.98
Miscellaneous Stocks (1)	$1.03

Country Weightings

North America	$80.52
United States	$76.36
Canada	$4.16
Cash and Cash Equivalents	$7.44
Bahamas/ Caribbean	$7.20
Bermuda	$3.87
Cayman Islands	$3.33
Europe (2)	$2.68
Other (3)	$2.16

(1)Includes $0.57 Raw Materials Stocks and $0.46 Technology Stocks.

(2)Includes $0.71 France, $0.48 Netherlands and $1.49 United Kingdom.

(3)Includes $0.70 Brazil, $0.47 China and $0.99 Hong Kong.

The Investments of Energy Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Business Equipment and Services - 2.98%
Bucyrus International, Inc., Class A	3,400	$337,603
Jacobs Engineering Group Inc.*	4,650	444,586
		782,189
Capital Equipment - 7.97%
Cameron International Corporation*	14,000	673,820
Chicago Bridge & Iron Company N.V., NY Shares	2,100	126,924
Shaw Group Inc. (The)*	4,250	256,870
SunPower Corporation, Class A*	4,200	545,034
Suntech Power Holdings Co., Ltd., ADR*	5,950	489,804
		2,092,452
Coal - 3.07%
Arch Coal, Inc.	5,700	256,101
Foundation Coal Holdings, Inc.	3,550	186,375
Peabody Energy Corporation	5,900	363,676
		806,152
Electrical Equipment - 6.00%
First Solar, Inc.*	5,900	1,575,978

Electronic Instruments - 0.46%
Energy Conversion Devices, Inc.*	3,600	120,960

Mining - 0.57%
Cameco Corporation	3,800	151,278

Multiple Industry - 3.67%
CVR Energy, Inc.*	11,500	286,810
El Paso Pipeline Partners, L.P.*	11,100	278,055
EnergySolutions, Inc.*	14,800	399,452
		964,317
Non-Residential Construction - 2.51%
Fluor Corporation	3,250	473,590
Technip SA, ADR	2,350	185,709
		659,299
Petroleum - Canada - 1.06%
Suncor Energy Inc.	2,550	277,262

Petroleum - Domestic - 5.45%
Continental Resources, Inc.*	13,650	356,674
SandRidge Energy, Inc.*	9,050	324,533
Sunoco, Inc.	2,900	210,076
Valero Energy Corporation	4,350	304,631
XTO Energy Inc.	4,562	234,304
		1,430,218
Petroleum - International - 26.94%
Anadarko Petroleum Corporation	6,300	413,847
Apache Corporation	6,150	661,371
BP p.l.c., ADR	5,350	391,460
CNOOC Limited, ADR	1,550	259,517
ConocoPhillips	4,650	410,595
Devon Energy Corporation	5,450	484,559
ENSCO International Incorporated	4,750	283,195
EOG Resources, Inc.	4,800	428,400
Exxon Mobil Corporation	7,150	669,883
Hess Corporation	3,050	307,623
Marathon Oil Corporation	6,000	365,160
Newfield Exploration Company*	9,450	498,015
Noble Energy, Inc.	6,750	536,760
Occidental Petroleum Corporation	6,150	473,489
PetroChina Company Limited, ADR	700	122,829
Petroleo Brasileiro S.A. - Petrobras, ADR	1,600	184,384
Talisman Energy Inc.	16,200	300,024
Ultra Petroleum Corp.*	3,950	282,425
		7,073,536
Petroleum - Services - 23.48%
BJ Services Company	14,150	343,279
Baker Hughes Incorporated	6,800	551,480
Complete Production Services, Inc.*	18,350	329,749
FMC Technologies, Inc.*	2,750	155,925
Grant Prideco, Inc.*	8,600	477,386
Halliburton Company	11,000	417,010
Helix Energy Solutions Group, Inc.*	3,450	143,175
Nabors Industries Ltd.*	16,550	453,305
National Oilwell Varco, Inc.*	13,950	1,024,767
Schlumberger Limited	7,950	782,042
Smith International, Inc.	7,300	539,105
Transocean Inc.	2,683	384,071
Weatherford International Ltd.*	8,200	562,520
		6,163,814
Utilities - Electric - 5.57%
Entergy Corporation	3,900	466,128
Exelon Corporation	4,950	404,118
Mirant Corporation*	6,850	267,013
NRG Energy, Inc.*	7,500	325,050
		1,462,309
Utilities - Gas and Pipeline - 2.83%
Enbridge Inc.	9,000	363,870
Southwestern Energy Company*	6,800	378,896
		742,766

TOTAL COMMON STOCKS - 92.56%		$24,302,530

(Cost: $18,762,849)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Aluminum - 2.20%
Alcoa Incorporated,
5.42%, 1-14-08	$580	578,865

Multiple Industry - 3.81%
Honeywell International Inc.,
3.5%, 1-2-08	1,000	999,903

Total Commercial Paper - 6.01%		1,578,768

United States Government and Government Agency Obligations - 7.28%
Federal Farm Credit Bank,
3.5%, 1-7-08	612	611,643
Federal Home Loan Bank,
3.15%, 1-2-08	1,300	1,299,886
		1,911,529

TOTAL SHORT-TERM SECURITIES - 13.29%		$3,490,297

(Cost: $3,490,297)

TOTAL INVESTMENT SECURITIES - 105.85%		$27,792,827

(Cost: $22,253,146)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (5.85%)		(1,535,579)

NET ASSETS - 100.00%		$26,257,248

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ENERGY PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $22,253) (Notes 1 and 3)	$27,793
Cash	1
Receivables:
Portfolio shares sold	23
Dividends and interest	7

Total assets	27,824

LIABILITIES
Payable for investment securities purchased	1,562
Accrued accounting services fee (Note 2)	1
Accrued management fee (Note 2)	1
Payable to Portfolio shareholders	1
Accrued service fee (Note 2)	––	*
Accrued shareholder servicing (Note 2)	––	*
Other	2

Total liabilities	1,567

Total net assets	$26,257

NET ASSETS
$0.001 par value capital stock:
Capital stock	$4
Additional paid-in capital	20,656
Accumulated undistributed income:
Accumulated undistributed net investment income	29
Accumulated undistributed net realized gain on investment transactions	28
Net unrealized appreciation in value of investments	5,540

Net assets applicable to outstanding units of capital	$26,257

Net asset value, redemption and offering price per share	$6.9732

Capital shares outstanding	3,765
Capital shares authorized	30,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      ENERGY PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $3)	$97
Interest and amortization	79

Total income	176

Expenses (Note 2):
Investment management fee	115
Service fee	34
Accounting services fee	8
Audit fees	7
Custodian fees	7
Legal fees	5
Shareholder servicing	1
Other	1

Total	178
Less voluntary waiver of investment management fee (Note 2)	(108)

Total expenses	70

Net investment income	106

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	93
Unrealized appreciation in value of investments during the period	5,712

Net gain on investments	5,805

Net increase in net assets resulting from operations	$5,911

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ENERGY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,	For the period from 5-1-06(1) through
	2007	12-31-06

INCREASE IN NET ASSETS
Operations:
Net investment income	$106	$36
Realized net gain on investments	93	5
Unrealized appreciation (depreciation)	5,712	(172)

Net increase (decrease) in net assets resulting from operations	5,911	(131)

Distributions to shareholders from (Note 1E): (2)
Net investment income	(78)	(35)
Realized gains on investment transactions	(70)	(––)

	(148)	(35)

Capital share transactions (3)	13,746	6,914

Total increase	19,509	6,748
NET ASSETS
Beginning of period	6,748	––

End of period	$26,257	$6,748

Undistributed net investment income	$29	$1

(1)Commencement of operations.
(2)See "Financial Highlights" on page 105.

(3)Shares issued from sale of shares	2,530	1,559
Shares issued from reinvestment of dividend and/or capital gains distribution	21	8
Shares redeemed	(242)	(111)

Increase in outstanding capital shares	2,309	1,456

Value issued from sale of shares	$14,976	$7,375
Value issued from reinvestment of dividend and/or capital gains distribution	148	35
Value redeemed	(1,378)	(496)

Increase in outstanding capital	$13,746	$6,914

See Notes to Financial Statements.

Financial Highlights
      ENERGY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 5-1-06(1) through
	12-31-07	12-31-06

Net asset value, beginning of period	$4.6351	$5.0000

Income (loss) from investment operations:
Net investment income	0.0280	0.0248
Net realized and unrealized gain (loss) on investments	2.3497	(0.3654)

Total from investment operations	2.3777	(0.3406)

Less distributions from:
Net investment income	(0.0209)	(0.0243)
Capital gains	(0.0187)	(0.0000)

Total distributions	(0.0396)	(0.0243)

Net asset value, end of period	$6.9732	$4.6351

Total return	51.30%	-6.81%
Net assets, end of period (in millions)	$26	$7
Ratio of expenses to average net assets including voluntary expense waiver	0.52%	0.64	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.78%	1.05	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.32%	1.49	%2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.02%	0.20	%(2)
Portfolio turnover rate	13%	12%

(1)Commencement of operations.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of
Global Natural Resources Portfolio
      December 31, 2007

W&R Target Funds, Inc. - Global Natural Resources Portfolio is subadvised by Mackenzie Financial Corp. of Canada.

Below, Frederick Sturm, CFA, portfolio manager of the W&R Target Funds, Inc. - Global Natural Resources Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2007. He has managed the Portfolio for three years and has 27 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data since the Portfolio's inception. Source: Morningstar

The Portfolio rose 43.50 percent for the 12 months ended Dec. 31, 2007, while the MSCI Commodity-Related Index (reflecting the performance of securities that generally represent natural resource sectors of the stock market) advanced 43.49 percent during the same period. The Lipper Variable Annuity Natural Resources Funds Universe Average (reflecting the universe of funds with similar investment objectives) rose 36.72 percent.

Resource sectors were among global leaders in market performance during the fiscal year. Many of the exceptional gains we made over the past fiscal year occurred in the first half. The last six months were disappointing, but not horrible for equity investors. As markets digested increased risk of subprime losses and widening credit spreads globally, plus continued economic slowing most visible in the U.S., high-quality bonds posted moderate gains. Overall, we think investor sentiment is likely to remain anxious until the financial sector has stabilized and/or central banks adopt a more aggressive policy response to invigorate markets.

Energy drove results

Fossil fuel energy stocks accounted for seven of the Portfolio's top dozen positive contributors to return for the fiscal year and included oil and gas drilling companies, coal companies, a refining firm and an oil and gas service and equipment firm. Coal stocks led by CONSOL Energy Inc. and Peabody Energy Corporation benefited from a world scramble for coal as China went from being a net exporter to a net importer of one of the cheaper, but environmentally problematic forms of carbon energy.

Other noteworthy contributors to our results this past year included Yingli Green Energy Holding Company Limited, ADR, one of the leading vertically integrated solar cell (photovoltaic) product makers in China; Suzano Bahia Sul Papel Celulose S.A., a Brazilian paper and pulp company and Companhia Vale do Rio Doce, ADR, a Brazilian diversified mining company.

Gold rose, some materials stocks did not

This past year gold bullion prices reached near record highs, even as some gold stocks were affected by company and country specific issues, as well as market concerns about the effect a slowdown in developed markets might have on consumer demand for gold for jewelry and industrial use. Three of the Portfolio's top ten detractors from results were gold mining stocks. The remaining detractors were largely a combination of energy companies facing company-specific concerns as well as Mexican cement maker Cemex, S.A. de C.V., ADR. We think the Portfolio's allocation to precious metals as we begin the year will likely benefit from what we see as an anticipated push to new highs in precious metals.

We believe that gold isn't the only commodity with more potential. Prices for iron ore, coal, fertilizers and grains may be higher in 2008, too. In general, we believe that sectors that have been posting solid profits are likely to continue to generate attractive returns on capital. We continue to describe this as a high profitability plateau that investors are still not fully discounting. The U.S. may have a few quarters of recession-like activity, and rising unemployment does not play well during an election year so we would not be surprised to see some fiscal policy initiatives in the U.S. The Chinese Party Congress process may also support more growth in the first half of 2008.

Jobs may matter more than inflation, benefiting natural resources

We expect rising unemployment will trump commodity prices in directing global central bank polices. The large U.S. trade deficit continues to be an unresolved imbalance but the six-year long decline in the value of the U.S. dollar is starting to bite. We think it will be more challenging for foreign producers including Canada and Europe to export to the U.S., leaving U.S. based companies in a stronger position. In other words, we feel that currency realignment could potentially provide some boost for the U.S. economy but could diminish growth for traditional exporters to the U.S.

Two good examples where domestic competitors are getting control of their industries are structural steel for building bridges and paper products. Demand for bridge steel in North America may rise in the coming months in the aftermath of a major bridge collapse in the U.S. this past year in Minneapolis and a cyclical desire of elected officials to offset weakening U.S. economic conditions with increased infrastructure spending. Also, paper and paperboard inventories are at multi-year lows, and thus after many years of absence, we have initiated new positions in companies we expect could benefit.

World stock markets hit record levels last year, but have retreated roughly 10 percent by year's end. Financial write-offs and setbacks have also become more common with the most visible example being money center banks and leading brokerages. Fortunately, select share price pull-backs leave a number of resource equities reasonably valued too, in our view. An important risk mitigator is that companies and sovereign wealth funds continue to build cash reserves. We believe companies in secure industries will step in to buy their own stocks or competitors if stock prices retreat.

Our outlook

We think it may take another three to six months for all the fallout from the subprime mortgage mess and U.S. slowdown issues to surface, and another several months to deal with these issues. Short-term traders may continue to put downward pressure on markets, as they sell what has not worked and take profits in what has. In our view, this will keep some pressure on resource companies too, but we believe that measured profit taking is healthy in the context of a long-term resource bull. One reason why long-term investors may want to be patient is that some of the stocks that have been depressed could turn sharply in the face of significant losses if investors get the sense that the company has "come clean" and is past the worst.

We believe that central bank activity will be key in bringing buying power back to the markets. In general we remain impressed by the resource sector's ability to digest the broad market reset and we believe resource stocks should be able to participate in any swing to the positive for stocks.

Currently, we are gingerly taking profits in coal, solar and some energy service, to build holdings in more out-of-favor companies. The Portfolio's Top 10 holdings list does not yet make this visible because we are going through a gradual transition rather than a wholesale sell-down of energy, which we do not believe is called for. Investors should remember that there are real long-term challenges to meeting energy needs if world growth persists into the next decade.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Open Joint Stock Company Gazprom, ADR	ConocoPhillips
CONSOL Energy Inc.	Valero Energy Corporation
Valero Energy Corporation	Companhia Vale do Rio Doce, ADR
Companhia Vale do Rio Doce, ADR	Diamond Offshore Drilling, Inc.
Peabody Energy Corporation	Peabody Energy Corporation
Smith International, Inc.	Air Products and Chemicals, Inc.
Transocean Inc.	Gold Fields Limited, ADR
Diamond Offshore Drilling, Inc.	Noble Corporation
Halliburton Company	Arch Coal, Inc.
Yingli Green Energy Holding Compan Limited, ADR	Baker Hughes Incorporated

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

 Comparison of Change in Value of
$10,000 Investment

W&R Target Global Natural Resources Portfolio (1)	$22,699
MSCI Commodity-Related Index (2)	$21,929
Lipper Variable Annuity Natural Resources Funds Universe Average (2)	$22,099

		W&R TARGET GLOBAL NATURAL RESOURCES PORTFOLIO	MSCI COMMODITY-RELATED INDEX	LIPPER VARIABLE ANNUITY NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

Inception 4/28/05		10,000	10,000	10,000
DEC	2005	12,604	12,580	13,524
DEC	2006	15,818	15,283	16,164
DEC	2007	22,699	21,929	22,099

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

Average Annual Total Return(3)

1-year period ended 12-31-07	43.50%
5-year period ended 12-31-07	––
10-year period ended 12-31-07	––
Since inception of Portfolio (4) through 12-31-07	35.83%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF GLOBAL NATURAL RESOURCES PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Global Natural Resources Portfolio had net assets totaling $164,621,539 invested in a diversified portfolio of:

61.70%	Foreign Common Stocks
37.49%	Domestic Common Stocks
0.81%	Cash and Cash Equivalents, Corporate Debt Securities, Preferred Stocks and Unrealized Gain on Open Forward Currency Contracts

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio was invested by geographic region and by industry, respectively, as follows:

Country Weightings
North America	$46.16
United States	$34.98
Canada	$10.41
Mexico	$0.77
Europe	$18.43
Other Europe (1)	$8.20
Russia	$5.97
Germany	$4.26
South America	$12.87
Brazil	$12.44
Other South America (2)	$0.43
Pacific Basin (3)	$9.61
Bahamas/Caribbean	$7.48
Cayman Islands	$5.07
Bermuda	$2.41
Other (4)	$4.64
Cash and Cash Equivalents, Corporate Debt Securities, Preferred Stocks and Unrealized Gain on Open Forward Currency Contracts	$0.81

(1)Includes $0.11 Cyprus, $1.63 France, $2.65 Luxembourg, $0.67 Norway, $0.85 Spain and $2.29 United Kingdom.
(2)Includes $0.43 Chile.
(3)Includes $0.42 Australia, $2.15 China, $0.20 Hong Kong, $2.17 Japan, $0.27 Malaysia, $1.58 Papua New Guinea, $0.20 Philippines, $0.42 Singapore, $1.68 Taiwan and $0.52 Thailand.
(4)Includes $4.64 South Africa.

Sector Weightings
Energy Stocks	$42.26
Raw Materials Stocks	$28.51
Multi-Industry Stocks	$7.96
Capital Goods Stocks	$6.19
Shelter Stocks	$4.18
Utilities Stocks	$3.68
Technology Stocks	$3.32
Miscellaneous Stocks (1)	$3.09
Cash and Cash Equivalents, Corporate Debt Securities, Preferred Stocks, and Unrealized Gain on Open Forward Currency Contracts	$0.81

(1)Includes $0.10 Business Equipment and Services Stocks, $1.76 Consumer Nondurables Stocks, $1.08 Health Care Stocks and $0.15 Transportation Stocks.

The Investments of Global Natural Resources Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Australia - 0.42%
Paladin Resources Limited (A)*	73,500	$431,192
Sino Gold Mining Limited (A)*	40,613	247,838
Sino Gold Mining Limited (A)(B)*	2,200	13,425
		692,455
Bermuda - 2.41%
Aquarius Platinum Limited (A)	52,407	599,849
Weatherford International Ltd.*	49,000	3,361,400
		3,961,249
Brazil - 12.44%
Bradespar S.A. (A)	66,600	1,780,989
Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais S.A. (A)*	23,500	90,963
CESP - Companhia Energetica de Sao Paulo (Foreign Preferred) (A)*	58,800	1,434,654
CPFL Energia S.A. (A)	16,700	315,893
CPFL Energia S.A., ADR	5,300	300,298
Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP, (A)	14,700	339,669
Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP, ADR	16,700	784,900
Companhia de Transmissao de Energia Eletrica Paulista (A)	10,800	234,809
Companhia Energetica de Minas Gerais - CEMIG (A)	58,800	1,073,596
Companhia Energetica de Minas Gerais - CEMIG, ADR	58,800	1,085,448
Companhia Vale do Rio Doce, ADR	186,100	6,079,887
Cosan S.A. Industria e Comercio, Class A*	49,000	617,400
Suzano Bahia Sul Papel E Celulose S.A. (A)	194,300	3,165,562
Usinas Siderurgicas de Minas Gerais S.A. - USIMINA S (A)	35,300	1,646,011
Votorantim Celulose e Papel S.A. (A)	16,700	508,506
Votorantim Celulose e Papel S.A., ADR	34,300	1,022,483
		20,481,068
Canada - 10.41%
Agnico-Eagle Mines Limited (A)	58,800	3,242,207
ARISE Technologies Corporation (A)*	105,000	270,226
Cameco Corporation (A)	23,500	942,191
Denison Mines Corp. (A)*	23,600	212,578
Eldorado Gold Corporation (A)*	55,900	330,206
Gerdau Ameristeel Corporation	107,800	1,532,916
Goldcorp Inc. (A)	49,000	1,678,099
IAMGOLD Corporation (A)	195,900	1,605,787
Kinross Gold Corporation (A)*	107,800	1,998,825
MGM Energy Corp. (A)*	129,100	277,311
Pason Systems Inc. (A)	44,100	558,092
Silver Wheaton Corp. (A)*	127,300	2,166,918
Talisman Energy Inc. (A)	19,600	365,210
Trican Well Service Ltd. (A)	68,600	1,336,621
UTS Energy Corporation (A)*	95,600	521,129
Xtreme Coil Drilling Corp. (A)*	12,700	102,171
		17,140,487
Cayman Islands - 5.07%
China High Speed Transmission Equipment Group Co., Ltd. (A)*	20,000	53,351
Noble Corporation	29,400	1,661,394
Suntech Power Holdings Co., Ltd., ADR*	30,400	2,502,528
Transocean Inc.	28,900	4,137,035
		8,354,308
Chile - 0.43%
Sociedad Quimica y Minera de Chile S.A., ADR	4,000	707,000

China - 2.15%
Yingli Green Energy Holding Company Limited, ADR*	91,300	3,533,310

Cyprus - 0.11%
Buried Hill Energy (Cyprus) Public Company Limited (A)(B)(C)*	65,000	182,000

France - 1.63%
Schneider Electric SA (A)	5,800	785,918
THEOLIA (A)*	10,124	298,553
Vallourec (A)	5,900	1,597,124
		2,681,595
Germany - 4.26%
Q-Cells AG (A)*	24,400	3,490,709
SGL Carbon AG (A)*	39,200	2,122,280
Siemens AG (A)	8,800	1,394,938
		7,007,927
Hong Kong - 0.20%
Guangdong Investment Limited (A)	588,000	335,573

Japan - 2.17%
DOWA HOLDINGS Co., Ltd. (A)	82,000	575,464
Shin-Etsu Chemical Co., Ltd. (A)	45,800	2,878,002
Sumitomo Electric Industries, Ltd. (A)	7,800	124,071
		3,577,537
Luxembourg - 2.65%
Tenaris S.A., ADR	71,200	3,184,776
Ternium S.A., ADR	29,400	1,179,234
		4,364,010
Malaysia - 0.27%
IOI Corporation Berhad (A)	39,100	91,631
Kuala Lumpur Kepong Berhad (A)	68,600	360,943
		452,574
Mexico - 0.77%
Cemex, S.A. de C.V., ADR*	49,000	1,266,650

Norway - 0.67%
StatoilHydro ASA (A)	35,300	1,098,686

Papua New Guinea - 1.58%
Lihir Gold Limited (A)*	724,967	2,297,966
Lihir Gold Limited, ADR*	9,800	304,927
		2,602,893
Philippines - 0.20%
Manila Water Company, Inc. (A)	196,000	87,850
PNOC Energy Development Corporation (A)	1,567,000	246,772
		334,622
Russia - 5.97%
OAO LUKOIL, ADR	19,600	1,695,400
OJSC Rosneft Oil Company, GDR (A)	150,800	1,442,854
Open Joint Stock Company Gazprom, ADR (A)	112,700	6,328,105
Uralkali Group, GDR (A)*	9,800	365,050
		9,831,409
Singapore - 0.42%
Bio-Treat Technology Limited (A)	196,000	106,207
China Energy Limited (A)*	490,000	422,106
Indofood Agri Resources Ltd. (A)*	98,000	164,757
		693,070
South Africa - 4.64%
Anglo Platinum Limited (A)	6,300	931,078
Gold Fields Limited (A)	107,800	1,561,553
Gold Fields Limited, ADR	195,900	2,781,780
Impala Platinum Holdings Limited (A)	45,000	1,562,146
Mvelaphanda Resources Limited (A)*	39,200	239,754
Sappi Limited (A)	39,200	558,087
		7,634,398
Spain - 0.85%
ACCIONA, S.A. (A)	4,400	1,395,003

Taiwan - 1.68%
Epistar Corporation (A)	294,000	1,259,955
Everlight Electronics Co., Ltd. (A)	196,000	719,112
Motech Industries Inc. (A)	66,082	606,121
Motech Industries Inc., GDR (B)	20,312	186,308
		2,771,496
Thailand - 0.52%
Thai Oil Public Company Limited (A)	330,000	847,410

United Kingdom - 2.29%
BG Group plc (A)	44,100	1,009,535
Randgold Resources Limited, ADR	29,400	1,090,005
Rio Tinto plc (A)	15,700	1,661,695
		3,761,235
United States - 34.98%
Allegheny Technologies Incorporated	16,700	1,442,880
Andersons, Inc. (The)	14,400	643,968
Arch Coal, Inc.	19,600	880,628
Avery Dennison Corporation	3,900	207,246
Boardwalk Pipeline Partners, LP	9,800	304,780
Bunge Limited	11,000	1,280,510
CONSOL Energy Inc.	88,200	6,308,064
Cabot Oil & Gas Corporation	4,900	197,813
Celanese Corporation, Series A	14,700	622,104
Complete Production Services, Inc.*	53,700	964,989
ConocoPhillips	8,800	777,040
Copano Energy, L.L.C., Units	3,900	142,097
Cytec Industries Inc.	7,800	480,324
Diamond Offshore Drilling, Inc.	27,500	3,905,000
Domtar Corporation*	168,700	1,297,303
E.I. du Pont de Nemours and Company	23,500	1,036,115
Energy Transfer Partners, L.P.	15,700	845,916
Foundation Coal Holdings, Inc.	14,700	771,750
General Electric Company	29,400	1,089,858
Halliburton Company	98,000	3,715,180
Helix Energy Solutions Group, Inc.*	41,100	1,705,650
Hornbeck Offshore Services, Inc.*	8,800	395,560
International Paper Company	10,000	323,800
Marathon Oil Corporation	33,600	2,044,896
Oceaneering International, Inc.*	11,800	794,730
Peabody Energy Corporation	78,400	4,832,576
Penn Virginia Corporation	4,900	213,787
Plains All American Pipeline, L.P.	4,800	249,600
Praxair, Inc.	24,500	2,173,395
Rockwood Holdings, Inc.*	55,200	1,833,744
Smith International, Inc.	58,700	4,334,995
Sunoco, Inc.	24,400	1,767,536
Superior Energy Services, Inc.*	28,500	980,970
Tesoro Corporation	14,700	701,190
Valero Energy Corporation	88,100	6,169,643
W-H Energy Services, Inc.*	14,700	826,287
Williams Partners L.P.	9,800	384,160
XTO Energy Inc.	18,325	941,172
		57,587,256

TOTAL COMMON STOCKS - 99.19%		$163,295,221

(Cost: $126,400,953)

PREFERRED STOCKS - 0.13%

United States
Konarka Technologies, Inc., 8.0% Cumulative (B)(C)*	68,000	$210,800
(Cost: $210,800)

CORPORATE DEBT SECURITIES - 0.07%	Principal Amount in Thousands

Brazil
Bahia Sul Celulose S.A.,
0.0%, 12-1-12 (B)(D)	BRL180	$109,834
(Cost: $87,970)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.12%	Face Amount in Thousands

British Pound, 2-21-08 (D)	GBP364	19,030
Canadian Dollar, 1-9-08 (D)	CAD1,475	(1,765)
Canadian Dollar, 1-16-08 (D)	1,900	18,006
Canadian Dollar, 1-23-08 (D)	640	15,620
Canadian Dollar, 1-30-08 (D)	1,525	51,819
Canadian Dollar, 2-6-08 (D)	1,825	73,673
Canadian Dollar, 2-27-08 (D)	500	(4,147)
Euro, 2-21-08 (D)	EUR1,760	8,032
South African Rand, 1-4-08 (D)	ZAR2,200	(6,359)
South African Rand, 1-9-08 (D)	3,000	(7,100)
South African Rand, 1-16-08 (D)	2,400	1,273
South African Rand, 1-16-08 (D)	935	(1,548)
South African Rand, 1-23-08 (D)	2,400	(5,252)
South African Rand, 1-30-08 (D)	1,995	10,446
South African Rand, 2-6-08 (D)	2,000	8,235
South African Rand, 2-6-08 (D)	935	(1,561)
South African Rand, 2-20-08 (D)	2,250	8,358
South African Rand, 2-13-08 (D)	2,195	8,701
South African Rand, 2-27-08 (D)	2,400	(1,497)
South African Rand, 3-5-08 (D)	2,400	(978)
South African Rand, 3-12-08 (D)	2,650	8,615
South African Rand, 3-19-08 (D)	2,500	(4,836)
South African Rand, 3-28-08 (D)	2,400	1,602
		$198,367

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper - 0.60%
Finance Companies
Toyota Motor Credit Corporation,
4.28%, 2-4-08	$1,000	995,958

United States Government Agency Obligations - 1.30%
Federal Home Loan Bank,
3.15%, 1-2-08	2,140	2,139,813

TOTAL SHORT-TERM SECURITIES - 1.90%		$3,135,771

(Cost: $3,135,771)

TOTAL INVESTMENT SECURITIES - 101.41%		$166,949,993

(Cost: $129,835,494)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.41%)		(2,328,454)

NET ASSETS - 100.00%		$164,621,539

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $702,367 or 0.43% of net assets.
(C)Security valued in good faith by the Valuation Committee subject to the supervision of the Board of Directors.
(D)Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real, CAD - Canadian Dollar, EUR - Euro, GBP - British Pound, ZAR - South African Rand).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GLOBAL NATURAL RESOURCES PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $129,835) (Notes 1 and 3)	$166,950
Cash	272
Cash denominated in foreign currencies (cost - $85)	85
Receivables:
Investment securities sold	1,545
Portfolio shares sold	201
Dividends and interest	176

Total assets	169,229

LIABILITIES
Payable for investment securities purchased	4,530
Payable to Portfolio shareholders	43
Accrued accounting services fee (Note 2)	5
Accrued management fee (Note 2)	5
Accrued shareholder servicing (Note 2)	2
Accrued service fee (Note 2)	1
Other	21

Total liabilities	4,607

Total net assets	$164,622

NET ASSETS
$0.001 par value capital stock:
Capital stock	$16
Additional paid-in capital	120,236
Accumulated undistributed income:
Accumulated undistributed net investment income	198
Accumulated undistributed net realized gain on investment transactions	7,052
Net unrealized appreciation in value of investments	37,120

Net assets applicable to outstanding units of capital	$164,622

Net asset value, redemption and offering price per share	$10.0838

Capital shares outstanding	16,325
Capital shares authorized	40,000

See Notes to Financial Statements.

Statement of Operations
      GLOBAL NATURAL RESOURCES PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $113)	$1,739
Interest and amortization (net of foreign withholding taxes of $1)	217

Total income	1,956

Expenses (Note 2):
Investment management fee	1,242
Service fee	311
Custodian fees	60
Accounting services fee	58
Audit fees	11
Shareholder servicing	6
Other	24

Total expenses	1,712

Net investment income	244

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	20,737
Realized net loss on forward currency contracts	(2,091)
Realized net loss on foreign currency transactions	(54)

Realized net gain on investments	18,592

Unrealized appreciation in value of securities during the period	25,843
Unrealized appreciation in value of forward currency contracts during the period	160
Unrealized appreciation in value of foreign currency transactions during the period	6

Unrealized appreciation in value of investments during the period	26,009

Net gain on investments	44,601

Net increase in net assets resulting from operations	$44,845

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GLOBAL NATURAL RESOURCES PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$244	$342
Realized net gain on investments	18,592	3,352
Unrealized appreciation	26,009	8,107

Net increase in net assets resulting from operations	44,845	11,801

Distributions to shareholders from (Note 1E): (1)
Net investment income	(33)	(270)
Realized gains on investment transactions	(11,800)	(3,166)

	(11,833)	(3,436)

Capital share transactions (2)	41,158	49,784

Total increase	74,170	58,149
NET ASSETS
Beginning of period	90,452	32,303

End of period	$164,622	$90,452

Undistributed net investment income	$198	$13

(1)See "Financial Highlights" on page 122

(2)Shares issued from sale of shares	4,071	6,926
Shares issued from reinvestment of dividend and/or capital gains distribution	1,174	454
Shares redeemed	(867)	(583)

Increase in outstanding capital shares	4,378	6,797

Value issued from sale of shares	$37,170	$50,652
Value issued from reinvestment of dividend and/or capital gains distribution	11,833	3,436
Value redeemed	(7,845)	(4,304)

Increase in outstanding capital	$41,158	$49,784

See Notes to Financial Statements.

Financial Highlights
      GLOBAL NATURAL RESOURCES PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,		For the period from 4-28-05(1) through
	2007	2006	12-31-05

Net asset value, beginning of period	$7.5711	$6.2719	$5.0000

Income (loss) from investment operations:
Net investment income (loss)	0.0148	0.0295	(0.0112)
Net realized and unrealized gain on investments	3.2797	1.5690	1.3132

Total from investment operations	3.2945	1.5985	1.3020

Less distributions from:
Net investment income	(0.0022)	(0.0235)	(0.0000)
Capital gains	(0.7796)	(0.2758)	(0.0301)

Total distributions	(0.7818)	(0.2993)	(0.0301)

Net asset value, end of period	$10.0838	$7.5711	$6.2719

Total return	43.50%	25.49%	26.04%
Net assets, end of period (in millions)	$165	$90	$32
Ratio of expenses to average net assets	1.38%	1.51%	2.17	%(2)
Ratio of net investment income (loss) to average net assets	0.20%	0.53%	-0.60	%(2)
Portfolio turnover rate	122%	111%	66%

(1)Commencement of operations.
(2)Annualized.

See Notes to Financial Statements.

Managers' Discussion of Growth Portfolio
      December 31, 2007

Below, Philip J. Sanders, CFA, and Daniel P. Becker, CFA, portfolio managers of the W&R Target Funds, Inc. - Growth Portfolio, discuss positioning, performance and results for the fiscal year ended Dec. 31, 2007. Mr. Sanders has managed the Portfolio for nine years and has 19 years of industry experience, while Mr. Becker has managed the Portfolio for one year and has 19 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio rose 25.81 percent for the year ended Dec. 31, 2007, outperforming its benchmark index. The Russell 1000 Growth Index (reflecting the performance of securities that generally represent large company growth stocks) rose 11.83 percent during the same period. By comparison, the Lipper Variable Annuity Large-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 12.80 percent for the period.

After trailing large cap value stocks for six consecutive years entering the fiscal year, large cap growth stocks experienced a resurgence in performance and the Portfolio benefited accordingly.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

Our favorable relative performance was largely driven by individual stock selection rather than sector allocation decisions. Stock selection was particularly beneficial in the technology, industrials and materials sectors led by Apple Inc., Research in Motion Limited, Google Inc., Class A, Deere & Company and Monsanto Company.

Other key holdings that positively contributed to performance were Smith International, Inc., Las Vegas Sands, Inc., CME Group Inc. and Gilead Sciences, Inc. Conversely, positions in Cisco Systems, Inc., Ambac Financial Group, Inc., Genentech, Inc., Adobe Systems Incorporated and Kohl's Corporation were negative contributors to performance during the year. The only sector allocation decision that had a meaningful impact on performance in 2007 was a benefit the Portfolio received by underweighting the poorly performing consumer discretionary sector.

Non-financial large caps benefited from subprime mess

The emergence of the subprime mortgage crisis and its far-reaching financial implications had a significant impact on the markets in 2007. What started early in the year as a U.S. subprime mortgage phenomenon evolved into a global credit crisis affecting numerous countries and financial institutions. While much has been written about the deteriorating global credit cycle, much is still unknown. We still do not know the values of many of the exotic derivative contracts written with mortgages as the underlying asset, nor do we know the extent of future defaults still to come. This uncertainty led to significant market volatility in 2007, which we expect to continue into the new year. Led by weakness in the housing, auto and retail sectors, as well as impairments in the balance sheets of many financial companies, the corporate profit cycle turned decidedly negative in the back half of the year. Against this backdrop, large cap growth stocks gained renewed interest as investors gravitated toward the group's favorable relative earnings visibility, attractive valuation and greater exposure to faster growing international markets. The market's broad rotation into high quality, large cap growth stocks had a positive impact on the Portfolio's performance for the year.

A consistent focus on dominant companies

Our investment strategy has remained consistent and continues to focus on identifying what we feel are dominant companies that we believe can take a durable competitive advantage and sustain high levels of profitability, revenue and earnings growth over time. From a tactical standpoint, areas of emphasis during the year included companies benefiting from new product cycles and/or strong secular demand drivers that could propel solid growth even in the face of a slowing economy. Also of particular interest were leading U.S. multinationals that we felt were positioned to benefit from stronger growth overseas or who sell products where demand is relatively insensitive to the level of economic activity.

Technology and health care were the two largest areas of exposure for the Portfolio during the past year on both an absolute basis and relative to their respective weightings in the benchmark. To a lesser extent, the Portfolio also carried a modest overweighting in the consumer staples and financial sectors. The primary sector where the Portfolio was underweighted throughout the year was the consumer discretionary sector. Given the many challenges facing the U.S. consumer, we are likely to remain very selective in this area of the market.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Apple Inc.	Cisco Systems, Inc.
Google Inc., Class A	Colgate-Palmolive Company
Deere & Company	Procter & Gamble Company (The)
Monsanto Company	Microsoft Corporation
CME Group Inc.	CME Group Inc.
Colgate-Palmolive Company	PepsiCo, Inc.
Research in Motion Limited	Monsanto Company
Gilead Sciences, Inc.	Google Inc., Class A
Adobe Systems Incorporated	Apple Inc.
Abbott Laboratories	Adobe Systems Incorporated

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Our outlook

Despite the macroeconomic headwinds facing the market, we expect the investment climate to remain supportive of high quality large cap growth stocks in the coming year, at least on a relative basis. We believe that short-term interest rates are likely to continue to fall in the months ahead as the Federal Reserve acts in an effort to prevent further economic deterioration. Realistically, we feel lower short-term interest rates cannot quickly solve the mortgage credit crisis but could potentially cushion or soothe the current negative psychology permeating the financial markets.

Our quality growth style has been handsomely rewarded over the past couple of quarters as global risk aversion has increased and prosperity has grown increasingly scarce. Consequently, it would not surprise us if some of the recent relative performance is reversed in the short term, although we are not forecasting such an event. Longer term, we remain constructive on the outlook for our investment style as we feel that visible, sustainable growth stocks should gain increasing appeal given the growth challenges facing many sectors of the U.S. economy. Renewed investor focus on quality given the deteriorating credit cycle and general growth stock undervaluation arising from the multiyear run of outperformance for value stocks prior to 2007 should also act as catalysts for solid relative performance for the asset class, in our opinion.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

 Comparison of Change in Value of
$10,000 Investment

W&R Target Growth Portfolio (1)	$21,853
Russell 1000 Growth Index	$14,579
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	$16,611

		W&R TARGET GROWTH PORTFOLIO	RUSSELL 1000 GROWTH INDEX	LIPPER VARIABLE ANNUITY LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000
DEC	1998	12,731	13,871	13,315
DEC	1999	17,105	18,473	18,280
DEC	2000	17,347	14,332	15,979
DEC	2001	14,860	11,410	12,734
DEC	2002	11,695	8,230	9,276
DEC	2003	14,391	10,681	11,836
DEC	2004	14,867	11,353	12,807
DEC	2005	16,537	11,951	13,808
DEC	2006	17,370	13,037	14,726
DEC	2007	21,853	14,579	16,611

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	25.81%
5-year period ended 12-31-07	13.32%
10-year period ended 12-31-07	8.13%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Growth Portfolio had net assets totaling $1,304,790,032 invested in a diversified portfolio of:

88.50%	Domestic Common Stocks
9.71%	Foreign Common Stocks
1.79%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Technology Stocks	$29.33
Health Care Stocks	$13.88
Consumer Nondurables Stocks	$10.16
Capital Goods Stocks	$9.00
Financial Services Stocks	$7.96
Energy Stocks	$7.44
Business Equipment and Services Stocks	$4.29
Raw Materials Stocks	$4.24
Retail Stocks	$4.21
Miscellaneous Stocks (1)	$3.98
Consumer Durables Stocks	$3.72
Cash and Cash Equivalents	$1.79

(1)Includes $3.01 Consumer Services Stocks and $0.97 Utilities Stocks.

The Investments of Growth Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Aircraft - 3.46%
Boeing Company (The)	220,000	$19,241,200
Raytheon Company	155,000	9,408,500
United Technologies Corporation	215,000	16,456,100
		45,105,800
Beverages - 5.78%
Coca-Cola Company (The)	525,000	32,219,250
PepsiCo, Inc.	570,000	43,263,000
		75,482,250
Capital Equipment - 7.07%
Deere & Company	600,000	55,872,000
Foster Wheeler Ltd.*	45,000	6,979,950
Illinois Tool Works Inc.	115,000	6,157,100
Joy Global Inc.	255,000	16,767,525
Manitowoc Company, Inc. (The)	133,000	6,494,390
		92,270,965
Chemicals - Petroleum and Inorganic - 4.24%
Monsanto Company	495,000	55,286,550

Communications Equipment - 6.59%
Cisco Systems, Inc.*	1,590,000	43,017,450
Nokia Corporation, Series A, ADR	780,000	29,944,200
QUALCOMM Incorporated	330,000	12,967,350
		85,929,000
Computers - Main and Mini - 2.17%
Hewlett-Packard Company	560,000	28,268,800

Computers - Micro - 5.21%
Apple Inc.*	343,000	67,939,725

Computers - Peripherals - 6.95%
Adobe Systems Incorporated*	1,035,000	44,256,600
Electronic Arts Inc.*	340,000	19,835,600
Microsoft Corporation	746,100	26,557,430
		90,649,630
Consumer Electronics - 3.72%
Research In Motion Limited*	428,600	48,596,811

Defense - 2.64%
General Dynamics Corporation	387,100	34,448,029

Electrical Equipment - 1.09%
Emerson Electric Co.	250,000	14,165,000

Electronic Components - 0.83%
Microchip Technology Incorporated	343,600	10,801,066
Electronic Instruments - 1.48%
Thermo Fisher Scientific Inc.*	335,000	19,322,800

Food and Related - 0.50%
Wm. Wrigley Jr. Company	112,000	6,557,600

Health Care - Drugs - 11.42%
Abbott Laboratories	788,000	44,246,200
Alcon, Inc.	92,100	13,173,984
Allergan, Inc.	201,000	12,912,240
Genentech, Inc.*	350,000	23,474,500
Gilead Sciences, Inc.*	1,004,800	46,240,896
Roche Holding Ltd, ADR	105,000	8,985,375
		149,033,195
Health Care - General - 2.46%
Baxter International Inc.	330,000	19,156,500
DENTSPLY International Inc.	287,500	12,950,437
		32,106,937
Hotels and Gaming - 3.01%
International Game Technology	300,000	13,179,000
Las Vegas Sands, Inc.*	253,600	26,133,480
		39,312,480
Household - General Products - 3.88%
Colgate-Palmolive Company	650,000	50,674,000

Insurance - Life - 1.30%
Aflac Incorporated	270,000	16,910,100

Non-Residential Construction - 0.84%
Fluor Corporation	75,000	10,929,000

Petroleum - Services - 7.44%
McDermott International, Inc.*	190,000	11,215,700
National Oilwell Varco, Inc.*	90,000	6,611,400
Schlumberger Limited	383,100	37,685,547
Smith International, Inc.	562,800	41,562,780
		97,075,427
Restaurants - 2.23%
McDonald's Corporation	215,000	12,665,650
YUM! Brands, Inc.	430,700	16,482,889
		29,148,539
Retail - General Merchandise - 1.98%
Kohl's Corporation*	265,000	12,137,000
Target Corporation	275,000	13,750,000
		25,887,000
Security and Commodity Brokers - 6.66%
CME Group Inc.	78,200	53,645,200
Goldman Sachs Group, Inc. (The)	62,600	13,462,130
NYMEX Holdings, Inc.	100,000	13,361,000
UBS AG	140,000	6,440,000
		86,908,330
Timesharing and Software - 4.29%
Google Inc., Class A*	80,960	55,976,958

Utilities - Telephone - 0.97%
China Mobile (Hong Kong) Limited, ADR	145,000	12,596,150

TOTAL COMMON STOCKS - 98.21%		$1,281,382,142

(Cost: $839,805,128)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Containers - 0.31%
Bemis Company, Inc.,
5.0%, 1-7-08	$4,000	3,996,667

Finance Companies - 0.23%
PACCAR Financial Corp.,
4.2%, 1-11-08	3,000	2,996,500

Food and Related - 0.31%
ConAgra Foods, Inc.,
5.45%, 1-17-08	4,000	3,990,311

Restaurants - 0.75%
Starbucks Corporation,
4.9%, 1-2-08	9,848	9,846,660

Retail - General Merchandise - 0.38%
Home Depot Inc.,
5.55%, 1-10-08	5,000	4,993,063

Utilities - Electric - 0.19%
Wisconsin Electric Power Co.,
4.5%, 1-2-08	2,500	2,499,687

Utilities - Gas and Pipeline - 0.48%
Michigan Consolidated Gas Co.,
5.75%, 1-22-08	2,500	2,491,615
Questar Corporation,
5.55%, 1-15-08	3,806	3,797,785
		6,289,400

TOTAL SHORT-TERM SECURITIES - 2.65%		$34,612,288

(Cost: $34,612,288)

TOTAL INVESTMENT SECURITIES - 100.86%		$1,315,994,430

(Cost: $874,417,416)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.86%)		(11,204,398)

NET ASSETS - 100.00%		$1,304,790,032

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GROWTH PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $874,417) (Notes 1 and 3)	$1,315,994
Cash	1
Receivables:
Investment securities sold	4,605
Dividends and interest	827
Portfolio shares sold	212
Prepaid and other assets	1

Total assets	1,321,640

LIABILITIES
Payable for investment securities purchased	15,894
Payable to Portfolio shareholders	763
Accrued shareholder servicing (Note 2)	29
Accrued management fee (Note 2)	24
Accrued accounting services fee (Note 2)	21
Accrued service fee (Note 2)	9
Other	110

Total liabilities	16,850

Total net assets	$1,304,790

NET ASSETS
$0.001 par value capital stock:
Capital stock	$109
Additional paid-in capital	914,247
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(92)
Accumulated undistributed net realized loss on investment transactions	(51,051)
Net unrealized appreciation in value of investments	441,577

Net assets applicable to outstanding units of capital	$1,304,790

Net asset value, redemption and offering price per share	$12.0237

Capital shares outstanding	108,518
Capital shares authorized	280,000

See Notes to Financial Statements.

Statement of Operations
      GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $211)	$11,046
Interest and amortization	705

Total income	11,751

Expenses (Note 2):
Investment management fee	8,444
Service fee	3,055
Accounting services fee	248
Shareholder servicing	41
Custodian fees	37
Legal fees	37
Audit fees	18
Other	254

Total	12,134
Less waiver of investment management fee (Notes 2 and 10)	(300)

Total expenses	11,834

Net investment loss	(83)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	84,897
Unrealized appreciation in value of investments during the period	197,151

Net gain on investments	282,048

Net increase in net assets resulting from operations	$281,965

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(83)	$(1)
Realized net gain on investments	84,897	79,840
Unrealized appreciation (depreciation)	197,151	(21,637)

Net increase in net assets resulting from operations	281,965	58,202

Dividends to shareholders from (Note 1E): (1)
Net investment income	(14)	(––)
Realized gains on investment transactions	(30,000)	(––)

	(30,014)	(––)

Capital share transactions (2)	(124,146)	(133,479)

Total increase (decrease)	127,805	(75,277)
NET ASSETS
Beginning of period	1,176,985	1,252,262

End of period	$1,304,790	$1,176,985

Undistributed net investment loss	$(92)	$(55)

(1)See "Financial Highlights" on page 135

(2)Shares issued from sale of shares	4,083	5,747
Shares issued from reinvestment of dividend and/or capital gains distribution	2,496	––
Shares redeemed	(18,391)	(19,889)

Decrease in outstanding capital shares	(11,812)	(14,142)

Value issued from sale of shares	$44,207	$54,351
Value issued from reinvestment of dividend and/or capital gains distribution	30,014	––
Value redeemed	(198,367)	(187,830)

Decrease in outstanding capital	$(124,146)	$(133,479)

See Notes to Financial Statements.

Financial Highlights
      GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$9.7813	$9.3125	$8.3728	$8.1267	$6.6041

Income (loss) from investment operations:
Net investment income (loss)	(0.0008)	(0.0001)	(0.0029)	0.0228	(0.0048)
Net realized and unrealized gain on investments	2.5262	0.4689	0.9429	0.2460	1.5275

Total from investment operations	2.5254	0.4688	0.9400	0.2688	1.5227

Less distributions from:
Net investment income	(0.0001)	(0.0000)	(0.0003)	(0.0227)	(0.0001)
Capital gains	(0.2829)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.2830)	(0.0000)	(0.0003)	(0.0227)	(0.0001)

Net asset value, end of period	$12.0237	$9.7813	$9.3125	$8.3728	$8.1267

Total return	25.81%	5.04%	11.23%	3.31%	23.06%
Net assets, end of period (in millions)	$1,305	$1,177	$1,252	$1,252	$1,283
Ratio of expenses to average net assets including expense waiver	0.97%	0.99%	1.00%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets including expense waiver	-0.01%	0.00%	-0.03%	0.27%	-0.09%
Ratio of expenses to average net assets excluding expense waiver	0.99%	1.00%	1.00	%(1)	1.00	%(1)	0.99	%(1)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.03%	-0.01%	-0.03	%(1)	0.27	%(1)	-0.09	%(1)
Portfolio turnover rate	42%	67%	59%	81%	59%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of High Income Portfolio
      December 31, 2007

Below, William M. Nelson, portfolio manager of the W&R Target Funds, Inc. - High Income Portfolio, discusses the Portfolio's positioning, performance and results for the fiscal year ended Dec. 31, 2007. He has managed the Portfolio for nine years and has 19 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

MATURITY
SHORT	INTER	LONG
			HIGH	CREDIT QUALITY
MEDIUM
X			LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Portfolio returned 3.86 percent for the year ended Dec. 31, 2007, outperforming its benchmark index. The Citigroup High Yield Market Index (reflecting the performance of securities that generally represent the high-yield bond market) increased 1.84 percent during the same period. By comparison, the Lipper Variable Annuity High Current Yield Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 2.55 percent for the period.

Our performance for the year was augmented by several factors. In addition to credit selection greatly contributing to positive results, several companies whose bonds were in the Portfolio were acquired by others during 2007 (in managed care, industrials and other sectors). Meanwhile, as the subprime crisis unfolded throughout 2007, the Portfolio further outperformed with its underweight in the homebuilders and finance issuers. Finally, numerous bonds improved in quality and some of these holdings in mining, materials and business equipment enhanced returns.

Subprime crisis affected the high-yield market

The subprime crisis at midyear caused spreads (the difference in yield between low and high quality bonds) in most fixed-income sectors to widen. Returns for the first half of 2007 were strong as investors reached for yield. As the subprime crisis gathered steam, spreads to Treasuries widened dramatically into the second half of 2007. In the meantime, the uncertainty of credit spreads put the pipeline of leveraged buyout financings on hold. Even as some of the new issuance was placed, investors demanded higher yields for what was placed. The backlog of issues to be placed remains very large.

Portfolio Characteristics As of 12-31-07

Average maturity	6.26 years
Effective duration	4.30 years
Weighted average bond rating	B-

Information presented is for illustrative purposes only and is subject to change.

Since spreads widened rather dramatically in 2007, performance was rewarded to a large extent by underweighting certain sectors; two notables were homebuilders and finance companies. Instead, the Portfolio chose to invest in the building products sector and added relative positive return. Electronic/data and services sectors also were overweighted, further adding to the Portfolio's performance. Health care continues to be an overweight sector as it is considered to be defensive.

Our outlook

As we enter 2008, we continue to have the same general matters facing the credit markets, such as issuance, liquidity and the like. Add to which, the economy appears to be slowing, and the consumer has to deal with lower home prices, higher energy expenditures and food inflation. Exacerbating this environment are expectations that the default rate likely will rise. The Portfolio is still looking for credits that we feel are undervalued by the market on a relative basis. Also, we believe the current backlog of leveraged buyout financings for both bank loans and high-yield bonds likely will take a few quarters to work through the market, which could continue to pressure spreads wider. Given all this, we are currently maintaining an average duration narrower than the index and peers in the same asset class. The Portfolio also has made some investments in bank loans and we will continue to evaluate them as well.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk, and, as such, the Portfolio's net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

 Comparison of Change in Value of
$10,000 Investment

W&R Target High Income Portfolio (1)	$15,850
Citigroup High Yield Market Index	$17,369
Lipper Variable Annuity High Current Yield Funds Universe Average	$15,138

		W&R TARGET HIGH INCOME PORTFOLIO	CITIGROUP HIGH YIELD MARKET INDEX	LIPPER VARIABLE ANNUITY HIGH CURRENT YIELD FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000
DEC	1998	10,195	10,361	10,054
DEC	1999	10,625	10,540	10,423
DEC	2000	9,592	9,942	9,574
DEC	2001	10,472	10,483	9,652
DEC	2002	10,260	10,322	9,576
DEC	2003	12,285	13,484	11,866
DEC	2004	13,497	14,939	13,066
DEC	2005	13,840	15,249	13,431
DEC	2006	15,261	17,055	14,761
DEC	2007	15,850	17,369	15,138

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	3.86%
5-year period ended 12-31-07	9.09%
10-year period ended 12-31-07	4.71%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF HIGH INCOME PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target High Income Portfolio had net assets totaling $213,754,138 invested in a diversified portfolio of:

90.41%	Domestic Corporate Debt Securities
5.35%	Cash and Cash Equivalents
3.13%	Foreign Corporate Debt Securities
1.11%	Common Stocks and Warrants

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Financial Services Bonds	$13.76
Business Equipment and Services Bonds	$9.94
Health Care Bonds	$9.87
Capital Goods Bonds	$9.33
Consumer Services Bonds	$9.06
Consumer Nondurables Bonds	$6.51
Raw Materials Bonds	$6.06
Retail Bonds	$5.86
Cash and Cash Equivalents	$5.35
Technology Bonds	$5.33
Utilities Bonds	$4.03
Miscellaneous Bonds (1)	$3.71
Multi Industry Bonds	$3.52
Energy Bonds	$3.34
Transportation Bonds	$3.22
Common Stocks and Warrants	$1.11

(1)Includes $2.36 Consumer Durables Bonds and $1.35 Shelter Bonds.

Quality Weightings

On December 31, 2007, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

A	1.69%
BBB	0.34%
BB	9.05%
B	55.45%
CCC	26.69%
Not Rated	0.32%
Cash and Cash Equivalents and Equities	6.46%

Ratings reflected in the wheel above are taken from Standard & Poors.

The Investments of High Income Portfolio
December 31, 2007
COMMON STOCKS AND WARRANTS	Shares	Value

Broadcasting - 0.01%
Citadel Broadcasting Corporation	15,000	$30,900

Hospital Supply and Management - 0.39%
Community Health Systems, Inc.*	10,000	368,600
HMS Holdings Corp.*	14,000	464,310
		832,910
Hotels and Gaming - 0.14%
Pinnacle Entertainment, Inc.*	12,500	294,500

Petroleum - Domestic - 0.15%
Inergy, L.P.	10,000	310,450

Petroleum - Services - 0.42%
Baker Hughes Incorporated	5,000	405,500
Schlumberger Limited	5,000	491,850
		897,350
Utilities - Telephone - 0.00%
GT Group Telecom, Inc., Warrants (A)(B)*	300	––	**

TOTAL COMMON STOCKS AND WARRANTS - 1.11%		$2,366,110

(Cost: $1,859,568)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 1.36%
Continental Airlines, Inc.,
7.339%, 4-19-14	$1,500	1,383,750
Delta Air Lines, Inc.:
8.954%, 8-10-14 (C)	800	784,000
8.021%, 8-10-22 (C)	750	735,000
		2,902,750
Aircraft - 1.85%
Esterline Technologies Corporation,
7.75%, 6-15-13	750	768,750
Hawker Beechcraft Acquisition Company LLC and Hawker Beechcraft Notes Company,
9.75%, 4-1-17 (C)	2,025	2,014,875
L-3 Communications Corporation:
6.125%, 1-15-14	200	196,000
5.875%, 1-15-15	1,000	965,000
		3,944,625

Apparel - 0.45%
Perry Ellis International, Inc.,
8.875%, 9-15-13	1,000	965,000

Beverages - 0.43%
Cott Beverages Inc.,
8.0%, 12-15-11	1,000	930,000

Broadcasting - 2.90%
Cablevision Systems Corporation,
9.64438%, 4-1-09 (D)	1,835	1,855,644
Clear Channel Communications, Inc.,
7.65%, 9-15-10	3,250	3,338,387
PanAmSat Corporation,
9.0%, 6-15-16	1,000	1,007,500
		6,201,531
Business Equipment and Services - 9.66%
Allied Waste North America, Inc.,
7.125%, 5-15-16	1,000	992,500
Carriage Services, Inc.,
7.875%, 1-15-15	150	147,750
Corrections Corporation of America,
7.5%, 5-1-11	1,000	1,012,500
Education Management LLC and Education Management Finance Corp.,
10.25%, 6-1-16	1,000	1,030,000
First Data Corporation:
7.58%, 9-24-14 (D)	138	130,484
7.63375%, 9-24-14 (D)	1,857	1,760,317
9.875%, 9-24-15 (C)	750	697,500
Iron Mountain Incorporated,
8.625%, 4-1-13	1,500	1,518,750
Lamar Advertising Company,
6.625%, 8-15-15	2,000	1,945,000
Lamar Media Corp.,
6.625%, 8-15-15	500	486,250
Mobile Mini, Inc.,
6.875%, 5-1-15	613	557,830
R.H. Donnelley Corporation:
6.875%, 1-15-13	750	671,250
6.875%, 1-15-13	500	447,500
SunGard Data Systems Inc.:
9.125%, 8-15-13	625	635,937
10.25%, 8-15-15	3,500	3,578,750
Tube City IMS Corporation,
9.75%, 2-1-15	$640	576,000
West Corporation:
9.5%, 10-15-14	1,000	980,000
11.0%, 10-15-16	3,500	3,473,750
		20,642,068
Capital Equipment - 2.99%
Jostens IH Corp.,
7.625%, 10-1-12	500	502,500
RBS Global, Inc. and Rexnord LLC:
9.5%, 8-1-14	1,025	1,014,750
11.75%, 8-1-16	500	488,750
8.875%, 9-1-16	310	294,500
Simmons Bedding Company,
7.875%, 1-15-14	1,225	1,133,125
Simmons Company,
0.0%, 12-15-14 (E)	4,000	2,960,000
		6,393,625
Chemicals - Specialty - 5.17%
Compass Minerals International, Inc.,
0.0%, 6-1-13 (E)	2,500	2,556,250
Huntsman International LLC,
7.375%, 1-1-15	1,275	1,338,750
Momentive Performance Materials Inc.:
9.75%, 12-1-14 (C)	2,500	2,300,000
11.5%, 12-1-16 (C)	3,000	2,595,000
Mosaic Company (The):
7.375%, 12-1-14 (C)	350	374,500
7.625%, 12-1-16 (C)	1,750	1,890,000
		11,054,500
Communications Equipment - 1.27%
Intelsat (Bermuda), Ltd.,
8.886%, 1-15-15 (D)	1,700	1,704,250
Intelsat Sub Holdco,
8.25%, 1-15-13	1,000	1,005,000
		2,709,250
Computers - Peripherals - 1.45%
ASG Consolidated LLC and ASG Finance, Inc.,
0.0%, 11-1-11 (E)	3,325	3,108,875

Construction Materials - 5.86%
Ames True Temper, Inc.,
9.2425%, 1-15-12 (D)	1,650	1,402,500
Builders FirstSource, Inc.,
9.11875%, 2-15-12 (D)	3,000	2,610,000
CPG International I Inc.,
10.5%, 7-1-13	2,000	1,890,000
Interface, Inc.,
9.5%, 2-1-14	3,000	3,135,000
Ply Gem Industries, Inc.,
9.0%, 2-15-12	4,500	3,487,500
		12,525,000
Containers - 0.19%
Graham Packaging Company, L.P. and GPC Capital Corp. I:
8.5%, 10-15-12	150	140,250
9.875%, 10-15-14	300	276,000
		416,250
Electronic Components - 0.76%
Freescale Semiconductor, Inc.,
8.875%, 12-15-14	1,260	1,124,550
Viasystems, Inc.,
10.5%, 1-15-11	500	497,500
		1,622,050
Finance Companies - 11.73%
Ford Motor Credit Company:
9.75%, 9-15-10	1,000	954,202
9.875%, 8-10-11	1,000	945,828
7.9925%, 1-13-12 (D)	350	293,987
8.0%, 12-15-16	1,000	849,411
Goodman Global Holdings, Inc.:
7.99063%, 6-15-12 (D)	965	960,175
7.875%, 12-15-12	3,105	3,198,150
KAR Holdings, Inc.:
8.75%, 5-1-14 (C)	160	147,200
8.91125%, 5-1-14 (C)(D)	1,750	1,588,125
10.0%, 5-1-15 (C)	160	142,800
Norcraft Companies, L.P. and Norcraft Finance Corp.,
0.0%, 9-1-12 (E)	1,600	1,440,000
PIH Acquisition Co.,
10.75%, 10-1-13	475	413,250
Sally Holdings LLC and Sally Capital Inc.:
9.25%, 11-15-14	750	742,500
10.5%, 11-15-16	3,000	2,955,000
Toll Corp.,
8.25%, 12-1-11	890	849,950
Visant Holding Corp.,
8.75%, 12-1-13	4,325	4,346,625
Xerox Capital Trust I,
8.0%, 2-1-27	5,250	5,243,364
		25,070,567
Food and Related - 3.09%
Pierre Merger Corp.,
9.875%, 7-15-12	3,505	2,558,650
Pilgrim's Pride Corporation:
7.625%, 5-1-15	875	859,687
8.375%, 5-1-17	500	490,000
Reddy Ice Holdings, Inc.,
0.0%, 11-1-12 (E)	2,850	2,693,250
		6,601,587
Forest and Paper Products - 1.35%
Buckeye Technologies Inc.:
8.0%, 10-15-10	2,500	2,475,000
8.5%, 10-1-13	400	407,000
		2,882,000
Health Care - Drugs - 0.95%
Mylan Inc.:
0.0%, 10-2-14 (D)	913	903,101
0.0%, 10-2-14 (D)	587	580,399
Warner Chilcott Corporation,
8.75%, 2-1-15	533	548,990
		2,032,490
Health Care - General - 1.85%
Bausch & Lomb Incorporated,
9.875%, 11-1-15 (C)	1,000	1,015,000
Biomet, Inc.,
10.0%, 10-15-17 (C)	1,750	1,785,000
ReAble Therapeutics Finance LLC and ReAble Therapeutics Finance Corporation:
10.875%, 11-15-14 (C)	475	466,687
11.75%, 11-15-14	750	682,500
		3,949,187
Hospital Supply and Management - 7.07%
CHS/Community Health Systems, Inc.,
8.875%, 7-15-15	1,250	1,273,438
HCA Inc.:
6.95%, 5-1-12	1,750	1,627,500
6.75%, 7-15-13	1,750	1,557,500
9.125%, 11-15-14	475	494,000
9.25%, 11-15-16	1,075	1,128,750
9.625%, 11-15-16	325	343,687
HealthSouth Corporation,
10.75%, 6-15-16	500	522,500
Psychiatric Solutions, Inc.,
7.75%, 7-15-15	1,310	1,306,725
Rural/Metro Corporation,
0.0%, 3-15-16 (E)	1,415	1,068,325
Rural/Metro Operating Company, LLC and Rural/Metro (Delaware) Inc.,
9.875%, 3-15-15	1,100	1,067,000
United Surgical Partners International, Inc.,
8.875%, 5-1-17	2,000	1,975,000
US Oncology, Inc.:
9.0%, 8-15-12	1,295	1,277,194
10.75%, 8-15-14	1,500	1,481,250
		15,122,869
Hotels and Gaming - 3.82%
Fontainebleau Las Vegas Holdings and Fontainebleau Capital Corp.,
10.25%, 6-15-15 (C)	1,080	936,900
Inn of the Mountain Gods Resort and Casino,
12.0%, 11-15-10	1,750	1,820,000
Penn National Gaming, Inc.,
6.75%, 3-1-15	800	811,000
Pinnacle Entertainment, Inc.:
8.25%, 3-15-12	2,465	2,489,650
8.75%, 10-1-13	500	508,750
Shingle Springs Tribal Gaming Authority,
9.375%, 6-15-15 (C)	800	776,000
Station Casinos, Inc.:
6.0%, 4-1-12	500	445,000
6.5%, 2-1-14	500	375,000
		8,162,300
Household - General Products - 2.35%
Central Garden & Pet Company,
9.125%, 2-1-13	3,500	3,001,250
JohnsonDiversey, Inc.,
9.625%, 5-15-12	1,060	1,083,850
Solo Cup Company,
8.5%, 2-15-14	1,100	946,000
		5,031,100
Metal Fabrication - 0.48%
Aleris International, Inc.:
9.0%, 12-15-14	750	626,250
10.0%, 12-15-16	500	405,000
		1,031,250
Mining - 0.65%
Freeport-McMoRan Copper & Gold Inc.:
8.25%, 4-1-15	325	344,500
8.39438%, 4-1-15 (D)	500	507,500
8.375%, 4-1-17	500	536,250
		1,388,250
Motion Pictures - 1.11%
AMC Entertainment Inc.,
11.0%, 2-1-16	1,500	1,578,750
Marquee Holdings Inc.,
9.50512%, 8-15-14	1,000	800,000
		2,378,750
Motor Vehicles - 2.36%
Ford Motor Company,
7.45%, 7-16-31	500	371,250
Group 1 Automotive, Inc.,
8.25%, 8-15-13	2,500	2,412,500
Sonic Automotive, Inc.,
8.625%, 8-15-13	1,353	1,315,792
United Auto Group, Inc.,
7.75%, 12-15-16	1,000	935,000
		5,034,542
Multiple Industry - 3.52%
Dynegy Holdings Inc.,
8.375%, 5-1-16	1,000	977,500
Texas Competitive Electric Holdings Company LLC and TCEH Finance, Inc.,
10.25%, 11-1-15 (C)	750	742,500
UCI Holdco, Inc.,
12.49063%, 12-15-13 (C)(D)(F)	2,257	2,112,731
Umbrella Acquisition, Inc.,
9.75%, 3-15-15 (C)	3,250	2,961,563
US Investigations Services, Inc.,
10.5%, 11-1-15	800	732,000
		7,526,294
Petroleum - Domestic - 3.02%
Chesapeake Energy Corporation:
6.375%, 6-15-15	500	483,750
6.25%, 1-15-18	1,000	960,000
Denbury Resources Inc.:
7.5%, 4-1-13	250	252,500
7.5%, 12-15-15	500	505,000
EXCO Resources, Inc.,
7.25%, 1-15-11	900	866,250
Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp.,
8.75%, 6-15-12	1,000	1,027,500
Petrohawk Energy Corporation,
9.125%, 7-15-13	2,250	2,368,125
		6,463,125
Petroleum - Services - 0.32%
SemGroup, L.P. and SemGroup Finance Corp.,
8.75%, 11-15-15 (C)	725	688,750

Publishing - 1.23%
Dex Media, Inc.,
0.0%, 11-15-13 (E)	1,500	1,365,000
Dex Media West LLC and Dex Media West Finance Co.,
8.5%, 8-15-10	1,250	1,267,188
		2,632,188
Railroad - 1.54%
Kansas City Southern de Mexico, S.A. de C.V.:
7.625%, 12-1-13	350	345,187
7.375%, 6-1-14 (C)	500	486,250
Kansas City Southern Railway Company (The),
7.5%, 6-15-09	1,275	1,276,594
TFM, S.A. de C.V.,
9.375%, 5-1-12	1,125	1,178,438
		3,286,469
Restaurants - 1.78%
NPC International, Inc.,
9.5%, 5-1-14	4,250	3,803,750

Retail - Food Stores - 1.34%
Pantry, Inc. (The),
7.75%, 2-15-14	975	897,000
Rite Aid Corporation,
8.125%, 5-1-10	1,000	980,000
Stater Bros. Holdings Inc.,
8.125%, 6-15-12	1,000	987,500
		2,864,500
Retail - General Merchandise - 2.25%
Dollar General Corporation:
10.625%, 7-15-15 (C)	3,750	3,440,625
11.875%, 7-15-17 (A)	460	335,651
Intcomex, Inc.,
11.75%, 1-15-11	1,000	1,025,000
		4,801,276
Retail - Specialty Stores - 0.49%
Claire's Stores, Inc.,
9.25%, 6-1-15 (C)	750	517,500
10.5%, 6-1-17 (C)	1,000	535,000
		1,052,500
Security and Commodity Brokers - 2.03%
Elan Finance public limited company and Elan Finance Corp.:
7.75%, 11-15-11	1,250	1,175,000
8.875%, 12-1-13	800	788,000
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.75%, 3-15-12	1,564	1,470,160
Nuveen Investments, Inc.,
10.5%, 11-15-15 (C)	900	896,625
		4,329,785
Steel - 0.24%
PNA Group, Inc.,
10.75%, 9-1-16	540	507,600

Timesharing and Software - 0.28%
iPayment, Inc.,
9.75%, 5-15-14	650	607,750

Trucking and Shipping - 0.32%
Quality Distribution, LLC and QD Capital Corporation,
9.0%, 11-15-10	800	680,000

Utilities - Electric - 1.49%
Energy Future Holdings Corp.,
8.39625%, 10-10-14 (D)	1,750	1,716,225
NRG Energy, Inc.:
7.25%, 2-1-14	750	731,250
7.375%, 2-1-16	750	731,250
		3,178,725
Utilities - Gas and Pipeline - 0.31%
Copano Energy, L.L.C.,
8.125%, 3-1-16	650	654,875

Utilities - Telephone - 2.23%
ALLTEL Corporation,
7.0%, 7-1-12	2,250	1,940,625
MetroPCS Communications, Inc.,
9.25%, 11-1-14	3,000	2,820,000
		4,760,625

TOTAL CORPORATE DEBT SECURITIES - 93.54%		$199,938,628

(Cost: $208,421,613)

SHORT-TERM SECURITIES

Household - General Products - 1.49%
Clorox Co.:
5.5%, 1-4-08	2,000	1,999,084
5.5%, 1-11-08	1,200	1,198,167
		3,197,251
Retail - Food Stores - 1.00%
Kroger Co. (The),
5.0%, 1-2-08	2,151	2,150,701

Utilities - Electric - 0.70%
Detroit Edison Co.,
5.72%, 1-17-08	1,492	1,488,207

Utilities - Gas and Pipeline - 0.47%
Questar Corporation,
5.6%, 1-15-08	1,000	997,822

TOTAL SHORT-TERM SECURITIES - 3.66%		$7,833,981

(Cost: $7,833,981)

TOTAL INVESTMENT SECURITIES - 98.31%		$210,138,719

(Cost: $218,115,162)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.69%		3,615,419

NET ASSETS - 100.00%		$213,754,138

Notes to Schedule of Investments
The following credit default swap agreements were outstanding at December 31, 2007. (See Note 7 to financial statements):
Counterparty	Reference Entity	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

Goldman Sachs	Allied Waste North America, Inc.	3.45%	12-20-12	$ 2,000,000	$(32,800)
Lehman Brothers	Bausch & Lomb Incorporated	3.85%	12-20-12	(2,000,000)	(9,000)
Lehman Brothers	Bausch & Lomb Incorporated	3.95%	12-20-12	(1,000,000)	(8,500)
Goldman Sachs	Centex Corporation	2.62%	12-20-14	(1,000,000)	47,500
Lehman Brothers	D.R. Horton, Inc.	3.15%	12-20-14	(1,500,000)	27,450
Lehman Brothers	D.R. Horton, Inc.	3.35%	12-20-12	(1,500,000)	27,450
Lehman Brothers	Ford Motor Company	4.6%	9-20-08	2,000,000	(4,400)
Lehman Brothers	General Motors Corporation	4.5%	9-20-08	2,000,000	1,400
Goldman Sachs	Dow Jones CDX North America High Yield Series 8	2.75%	6-20-12	(5,000,000)	(5,917)
Morgan Stanley	KB Home	3.05%	12-20-14	(1,000,000)	9,800
Goldman Sachs	KB Home	3.07%	12-20-15	(2,000,000)	16,600
Lehman Brothers	Lennar Corporation	2.6%	9-20-08	2,000,000	(67,400)
Lehman Brothers	Lennar Corporation	2.84%	12-20-12	(1,000,000)	125,500
Goldman Sachs	Lennar Corporation	2.8%	12-20-14	(1,000,000)	131,800
Goldman Sachs	Lennar Corporation	3.4%	12-20-14	(2,000,000)	209,200
Goldman Sachs	Lennar Corporation	6.85%	12-20-08	2,000,000	(11,800)
					$456,883
*No dividends were paid during the preceding 12 months.
**Not shown due to rounding.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $335,651, or 0.16% of net assets.
(B)Security valued in good faith by the Valuation Committee subject to the supervision of the Board of Directors.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $30,630,131 or 14.33% of net assets.
(D)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.
(E)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(F) Payment in kind bond.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      HIGH INCOME PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $218,115) (Notes 1 and 3)	$210,139
Cash	6
Receivables:
Dividends and interest	4,381
Investment securities sold	31
Portfolio shares sold	31
Unrealized appreciation on swap agreements (Note 7)	597
Amortized swap premiums (Note 7)	259
Prepaid and other assets	1

Total assets	215,445

LIABILITIES
Payable for investment securities purchased	1,470
Unrealized depreciation on swap agreements (Note 7)	140
Payable to Portfolio shareholders	46
Accrued accounting services fee (Note 2)	7
Accrued shareholder servicing (Note 2)	5
Accrued management fee (Note 2)	3
Accrued service fee (Note 2)	1
Other	19

Total liabilities	1,691

Total net assets	$213,754

NET ASSETS
$0.001 par value capital stock:
Capital stock	$67
Additional paid-in capital	253,011
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	662
Accumulated undistributed net realized loss on investment transactions	(32,466)
Net unrealized depreciation in value of investments	(7,520)

Net assets applicable to outstanding units of capital	$213,754

Net asset value, redemption and offering price per share	$3.2031

Capital shares outstanding	66,733
Capital shares authorized	150,000

See Notes to Financial Statements.

Statement of Operations
      HIGH INCOME PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$18,659
Dividends	73

Total income	18,732

Expenses (Note 2):
Investment management fee	1,331
Service fee	532
Accounting services fee	84
Audit fees	13
Legal fees	7
Shareholder servicing	7
Custodian fees	3
Other	47

Total	2,024
Less waiver of investment management fee (Notes 2 and 10)	(106)

Total expenses	1,918

Net investment income	16,814

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,675
Realized net loss on swap agreements	(400)

Realized net gain on investments	1,275

Unrealized depreciation in value of securities during the period	(10,759)
Unrealized appreciation in value of swap agreements during the period	457

Unrealized depreciation in value of investments during the period	(10,302)

Net loss on investments	(9,027)

Net increase in net assets resulting from operations	$7,787

See Notes to Financial Statements.

Statement of Changes in Net Assets
      HIGH INCOME PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$16,814	$14,305
Realized net gain (loss) on investments	1,275	(1,102)
Unrealized appreciation (depreciation)	(10,302)	5,666

Net increase in net assets resulting from operations	7,787	18,869

Dividends to shareholders from (Note 1E): (1)
Net investment income	(16,300)	(14,000)
Realized gains on investment transactions	(––)	(––)

	(16,300)	(14,000)

Capital share transactions (2)	18,721	12,812

Total increase	10,208	17,681
NET ASSETS
Beginning of period	203,546	185,865

End of period	$213,754	$203,546

Undistributed net investment income	$662	$268

(1)See "Financial Highlights" on page 156

(2) Shares issued from sale of shares	8,109	5,925
Shares issued from reinvestment of dividend and/or capital gains distribution	5,088	4,194
Shares redeemed	(7,410)	(6,324)

Increase in outstanding capital shares	5,787	3,795

Value issued from sale of shares	$28,064	$20,200
Value issued from reinvestment of dividend and/or capital gains distribution	16,300	14,000
Value redeemed	(25,643)	(21,388)

Increase in outstanding capital	$18,721	$12,812

See Notes to Financial Statements.

Financial Highlights
      HIGH INCOME PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$3.3398	$3.2521	$3.4276	$3.3375	$2.9986

Income (loss) from investment operations:
Net investment income	0.2717	0.2518	0.2626	0.2391	0.2529
Net realized and unrealized gain (loss) on investments	(0.1440)	0.0827	(0.1749)	0.0901	0.3389

Total from investment operations	0.1277	0.3345	0.0877	0.3292	0.5918

Less distributions from:
Net investment income	(0.2644)	(0.2468)	(0.2632)	(0.2391)	(0.2529)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.2644)	(0.2468)	(0.2632)	(0.2391)	(0.2529)

Net asset value, end of period	$3.2031	$3.3398	$3.2521	$3.4276	$3.3375

Total return	3.86%	10.27%	2.55%	9.86%	19.74%
Net assets, end of period (in millions)	$214	$204	$186	$190	$164
Ratio of expenses to average net assets including expense waiver	0.90%	0.94%	0.95%	0.96%	0.95%
Ratio of net investment income to average net assets including expense waiver	7.90%	7.48%	7.35%	7.13%	7.99%
Ratio of expenses to average net assets excluding expense waiver	0.95%	0.95%	0.95	%(1)	0.96	%(1)	0.95	%(1)
Ratio of net investment income to average net assets excluding expense waiver	7.85%	7.47%	7.35	%(1)	7.13	%(1)	7.99	%(1)
Portfolio turnover rate	74%	71%	54%	83%	119%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of
International Growth Portfolio
      December 31, 2007

Below, Thomas A. Mengel, portfolio manager of the W&R Target Funds, Inc. - International Growth Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2007. He has managed the Portfolio for 11 years and has 21 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio rose 21.29 percent for the 12 months ended December 31, 2007, outpacing its benchmark and peer group.

During the fiscal year, we replaced the Portfolio's benchmark with an unmanaged index of international securities that we believe is more representative of growth stocks in developed overseas markets in Europe and along the Pacific Rim. The Portfolio's old benchmark - the MSCI EAFE Index - rose 11.17 percent for the period while the Portfolio's new benchmark - the MSCI EAFE Growth Index - climbed 16.45 percent for the period. For comparison purposes, both indexes will be shown in this year's report.

The Portfolio's peer group - the Lipper Variable Annuity International Growth Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives) - rose 14.07 percent for the fiscal year.

A tale of two markets

The first three quarters of the fiscal year were marked by relatively strong market conditions, while the last quarter was characterized by a high degree of global market volatility and uncertainty. As the year progressed, we saw a meltdown of the subprime mortgage market that in turn led to huge asset writedowns and capital bailouts of major global banks. Sovereign wealth funds in the Middle East, China and elsewhere stepped up to inject capital and liquidity, and we think could be required to do so again in 2008.

Overall, the Japanese equity market proved to be a big disappointment this past year as its domestic economy appeared to be slipping into recession while corporate earnings disappointed investors. The European Central Bank remained hesitant to reduce interest rates amid fears of inflation. Over the year, the U.S. dollar slipped to record lows against the euro, benefiting Portfolio holdings.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Siemens AG	Novartis AG, Registered Shares
Deutsche Borse AG	VINCI
Research in Motion Limited	Anglo Irish Bank Corporation plc (Great Britain)
Bayer Aktiengesellschaft	Toyota Motor Corporation
British American Tobacco p.l.c.	Nestle S.A., Registered Shares
China Mobile Limited	Banca Intesa S.p.A.
VINCI	GlaxoSmithKline plc
Nintendo Co., Ltd.	Royal Bank of Scotland Group plc (The)
Nestle S.A., Registered Shares	UniCredito Italiano S.p.A.
Reckitt Benckiser Group plc	Sap Ag (DE)

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

We believe many companies outside the financial sector in Europe are benefiting from exports and restructuring, and positioned the Portfolio accordingly. Within Europe, country performance has varied widely, with Germany a source of export-driven strength and Italy a source of weakness given its equity market's high weighting in financials. After three strong quarters, the Hong Kong and China markets settled down this past autumn. Across the world, large company stocks generally outpaced small-caps, while growth stocks outpaced value. These trends, which accelerated this past summer, were positive for the Portfolio.

Housing indicators in the U.S. have weakened materially from their cycle highs, and may decline further in 2008, in our opinion, affecting both the U.S. and economies in Europe and elsewhere. Economic momentum has clearly slowed in the U.S. while GDP trends remain steady to higher in many emerging countries, highlighted by continued impressive economic growth in emerging Asia.

Financial focus: Exchanges not banks

Within the volatile financial sector, we benefited from refocusing primarily on exchanges such as Deutsche Boerse AG, and exchanges in Brazil and Australia. These stocks typically benefit from higher market volatility and trading volume and, as of December 31, 2007, exchanges represented more than 5.0 percent of the Portfolio's net assets. This past summer, as the global subprime mortgage crisis began to unfold, we cut exposure to commercial banks in most parts of the world.

One exception is Greece. We visited companies there in December 2007 and this confirmed our belief in the attractiveness of the country's banking sector relative to the rest of Europe. We believe Greece can continue to enjoy high economic growth while having the financial discipline of being within the Eurozone.

During the fiscal year, we remained overweight Germany and underweight the U.K. In Asia, we remained overweight Hong Kong and China and underweight Japan. We like restructuring stories in Europe and growth stories in Asia driven by increases in domestic consumer demand and infrastructure.

Japan remains Asia's weak spot, although effective stock selection within this market has enabled us to deliver attractive results. For example, new products from Nintendo have helped catalyze export sales, and the stock rose even as the Japanese market (as measured by the TOPIX Index) dropped sharply. From a thematic standpoint, we also continued to look for exposure to companies benefiting from increased global trade.

Our outlook

We believe Asia's long-term growth in domestic demand and consumption continues to fuel its equity markets, even if the region might be more affected by what happens elsewhere in the world to a greater degree than many investors thought a few months ago. We believe companies in Europe are likely to benefit from exports to Asia even if exports to the U.S. slow.

Much has been written about the global subprime mortgage crisis. Much is still unknown, including the extent of future defaults, how low interest rates will have to fall and which companies will fail or survive globally. Despite fears of inflation, we expect additional central bank interest rate reductions in the near future and coordination with other central banks around the world. We feel lower interest rates should be stimulative to growth stocks in major developed markets and should benefit our investing style.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target International Growth Portfolio (1)	$26,217
MSCI EAFE Index	$22,949
MSCl EAFE Growth Index	$18,708
Lipper Variable Annuity International Growth Funds Universe Average	$23,872

		W&R TARGET INTERNATIONAL GROWTH PORTFOLIO	MSCI EAFE INDEX	MSCI EAFE GROWTH INDEX	LIPPER VARIABLE ANNUITY INTERNATIONAL GROWTH FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000	10,000
DEC	1998	13,389	12,000	12,221	11,531
DEC	1999	22,169	15,236	15,821	18,255
DEC	2000	16,925	13,077	11,942	14,558
DEC	2001	13,162	10,273	9,007	11,017
DEC	2002	10,773	8,635	7,563	8,986
DEC	2003	13,455	11,968	9,983	12,288
DEC	2004	15,338	14,391	11,593	14,526
DEC	2005	17,865	16,339	13,132	16,826
DEC	2006	21,614	20,643	16,065	20,927
DEC	2007	26,217	22,949	18,708	23,872

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	21.29%
5-year period ended 12-31-07	19.47%
10-year period ended 12-31-07	10.12%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target International Growth Portfolio had net assets totaling $283,054,909 invested in a diversified portfolio of:

93.09%	Foreign Common Stocks
3.86%	Cash and Cash Equivalents
3.05%	Domestic Common Stocks

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio was invested by geographic region and by industry, respectively, as follows:

Country Weightings
Europe	$63.84
Germany	$15.50
United Kingdom	$15.25
Switzerland	$8.99
France	$8.26
Other Europe (1)	$7.69
Greece	$4.46
Italy	$3.69
Pacific Basin	$22.17
Japan	$12.10
Other Pacific Basin (2)	$6.14
China	$3.93
Cash and Cash Equivalents	$3.86
North America (3)	$3.81
South America (4)	$3.66
Other (5)	$2.66

(1)Includes $2.72 Finland, $0.17 Ireland, $1.03 Netherlands, $0.45 Norway, $0.76 Russia, $1.09 Spain and $1.47 Sweden.

(2)Includes $2.51 Australia, $3.15 Hong Kong and $0.48 South Korea.

(3)Includes $0.76 Canada and $3.05 United States.

(4) Includes $3.66 Brazil.

(5)Includes $1.26 Bermuda, $1.01 Cayman Islands and $0.39 United Arab Emirates.

Sector Weightings
Consumer Nondurables Stocks	$14.59
Financial Services Stocks	$13.70
Capital Goods Stocks	$13.42
Utilities Stocks	$9.75
Raw Materials Stocks	$9.08
Consumer Durables Stocks	$7.86
Technology Stocks	$4.83
Energy Stocks	$4.60
Business Equipment and Services Stocks	$4.42
Multi-Industry Stocks	$4.33
Cash and Cash Equivalents	$3.86
Miscellaneous Stocks (1)	$3.68
Retail Stocks	$2.98
Shelter Stocks	$2.90

(1)Includes $0.54 Consumer Services Stocks, $2.08 Health Care Stocks and $1.06 Transportation Stocks.

The Investments of International Growth Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Australia - 2.51%
Boart Longyear Limited (A)(B)*	1,620,000	$3,342,728
Rio Tinto Limited (A)	32,000	3,763,665
		7,106,393
Bermuda - 1.26%
Esprit Holdings Limited (A)	239,000	3,555,544

Brazil - 3.66%
Bolsa de Mercadorias & Futuros (A)*	90,000	1,264,045
Bolsa de Mercadorias & Futuros (A)(B)*	73,200	1,028,090
Bolsa de Valores de Sao Paulo (A)(B)*	162,000	3,121,685
Petroleo Brasileiro S.A. - Petrobras, ADR	43,000	4,955,320
		10,369,140
Canada - 0.76%
Shoppers Drug Mart Corporation (A)(B)	39,700	2,142,380

Cayman Islands - 1.01%
Agile Property Holdings Limited (A)	1,566,000	2,851,874

China - 3.93%
China Merchants Bank Co., Limited, H Shares (A)	310,000	1,266,255
China Mobile Limited (A)	414,500	7,330,591
SINA Corporation*	57,000	2,525,670
		11,122,516
Finland - 2.72%
Fortum Oyj (A)	76,000	3,423,484
Nokia OYJ (A)	110,000	4,265,099
		7,688,583
France - 8.26%
ALSTOM (A)	8,800	1,891,311
L'Oreal (A)	19,000	2,721,786
LVMH Moet Hennessy - Louis Vuitton (A)	23,400	2,828,650
Pernod Ricard (A)	11,880	2,746,068
TOTAL S.A. (A)	52,000	4,320,599
VINCI (A)	91,000	6,738,819
Vallourec (A)	7,900	2,138,522
		23,385,755
Germany - 15.50%
Allianz Aktiengesellschaft, Registered Shares (A)	8,000	1,732,006
Bayer Aktiengesellschaft (A)	85,400	7,787,473
Beiersdorf Aktiengesellschaft (A)	30,000	2,318,961
Deutsche Borse AG (A)	47,400	9,355,674
E.ON AG (A)	22,100	4,704,857
Fresenius AG (A)	30,600	2,542,059
Siemens AG (A)	60,000	9,510,943
Vossloh AG (A)	22,500	2,654,722
Wacker Chemie AG (A)	4,800	1,375,990
Wacker Construction Equipment AG (A)*	38,000	798,368
Wacker Construction Equipment AG (A)(B)*	52,500	1,103,009
		43,884,062
Greece - 4.46%
Alpha Bank (A)	100,000	3,640,511
Bank of Cyprus Limited (A)	219,000	4,002,369
National Bank of Greece S.A. (A)	37,000	2,541,427
Piraeus Bank S.A. (A)	62,500	2,439,800
		12,624,107
Hong Kong - 3.15%
CNOOC Limited (A)	2,200,000	3,746,890
Hang Lung Properties Limited (A)	500,000	2,263,575
Hutchison Whampoa Limited, Ordinary Shares (A)	255,000	2,892,599
		8,903,064
India - 0.48%
ICICI Bank Limited, ADR	22,200	1,365,300

Ireland - 0.17%
Anglo Irish Bank Corporation plc (Great Britain) (A)	30,000	483,355

Italy - 3.69%
Finmeccanica SpA (A)	62,500	2,007,581
Prysmian SpA (A)(B)*	29,500	728,475
Saipem S.p.A. (A)	94,500	3,789,837
UniCredito Italiano S.p.A. (A)	470,000	3,903,095
		10,428,988
Japan - 12.10%
Canon Inc. (A)	58,000	2,699,727
Hoya Corporation (A)	45,000	1,434,006
IBIDEN CO., LTD. (A)	18,000	1,248,713
Japan Tobacco Inc. (A)	600	3,587,701
Komatsu Ltd. (A)	43,000	1,170,120
Mitsubishi Electric Corporation (A)	250,000	2,613,794
Mitsubishi Estate Co., Ltd. (A)	128,000	3,087,858
Nintendo Co., Ltd. (A)	11,000	6,587,298
ORIX Corporation (A)	12,000	2,050,575
Shin-Etsu Chemical Co., Ltd. (A)	43,500	2,733,474
Suzuki Motor Corporation (A)	94,000	2,835,608
Toyota Motor Corporation (A)	77,900	4,211,753
		34,260,627
Netherlands - 1.03%
Unilever N.V., Certicaaten Van Aandelen (A)	79,000	2,904,879

Norway - 0.45%
Aker Kvaerner ASA (A)	48,000	1,277,383

Russia - 0.76%
Open Joint Stock Company ''Vimpel-Communications'', ADR	52,000	2,163,200

Spain - 1.09%
Telefonica, S.A. (A)	95,000	3,086,246

Sweden - 1.47%
Atlas Copco AB, Class A (A)	96,000	1,433,346
H & M Hennes & Mauritz AB (A)	45,000	2,739,742
		4,173,088
Switzerland - 8.99%
Compagnie Financiere Richemont SA (A)	41,000	2,813,850
Holcim Ltd, Registered Shares (A)	37,500	4,017,798
Nestle S.A., Registered Shares (A)	13,500	6,200,592
Roche Holdings AG, Genussschein (A)	19,300	3,334,435
Swatch Group Ltd (The), Bearer Shares (A)	10,000	3,014,177
Syngenta AG (A)	9,300	2,369,871
Zurich Financial Services, Registered Shares (A)	12,600	3,700,481
		25,451,204
United Arab Emirates - 0.39%
DP World Limited (A)(B)*	930,000	1,106,700

United Kingdom - 15.25%
Anglo American plc (A)	21,800	1,336,571
BAE Systems plc (A)	474,000	4,698,861
BHP Billiton Plc (A)	47,000	1,446,413
British American Tobacco p.l.c. (A)	187,500	7,334,133
Diageo plc (A)	125,000	2,687,316
IG Group Holdings plc (A)(B)	258,000	2,079,983
Informa plc (A)	168,000	1,544,191
Intertek Group plc (A)	152,000	2,995,461
National Grid plc (A)	166,000	2,755,872
Prudential plc (A)	190,000	2,692,890
Reckitt Benckiser Group plc (A)	85,500	4,959,531
Serco Group plc (A)	160,000	1,472,251
Standard Chartered PLC (A)	40,000	1,468,270
Vodafone Group Plc (A)	1,110,000	4,149,574
Xstrata plc (A)	21,900	1,547,595
		43,168,912
United States - 3.05%
Research In Motion Limited*	76,000	8,617,260

TOTAL COMMON STOCKS - 96.14%		$272,120,560

(Cost: $196,227,206)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Finance Companies - 1.06%
Unilever Capital Corporation,
4.25%, 1-18-08	$3,000	2,993,979

Food and Related - 1.76%
Nestle Capital Corp.,
4.28%, 1-18-08	5,000	4,989,895

Total Commercial Paper - 2.82%		7,983,874

Commercial Paper (backed by irrevocable bank letter of credit) - 0.93%
Finance Companies
ED&F Man Treasury Management PLC (Royal Bank of Scotland PLC (The)),
4.0%, 1-2-08	2,644	2,643,706

TOTAL SHORT-TERM SECURITIES - 3.75%		$10,627,580

(Cost: $10,627,580)

TOTAL INVESTMENT SECURITIES - 99.89%		$282,748,140

(Cost: $206,854,786)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.11%		306,769

NET ASSETS - 100.00%		$283,054,909

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $14,653,050 or 5.18% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      INTERNATIONAL GROWTH PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $206,855) (Notes 1 and 3)	$282,748
Cash	1
Receivables:
Dividends and interest	492
Portfolio shares sold	81

Total assets	283,322

LIABILITIES
Payable to Portfolio shareholders	212
Accrued accounting services fee (Note 2)	8
Accrued management fee (Note 2)	6
Accrued shareholder servicing (Note 2)	6
Accrued service fee (Note 2)	2
Other	33

Total liabilities	267

Total net assets	$283,055

NET ASSETS
$0.001 par value capital stock:
Capital stock	$26
Additional paid-in capital	204,037
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(1,676)
Accumulated undistributed net realized gain on investment transactions	4,726
Net unrealized appreciation in value of investments	75,942

Net assets applicable to outstanding units of capital	$283,055

Net asset value, redemption and offering price per share	$10.7486

Capital shares outstanding	26,334
Capital shares authorized	70,000

See Notes to Financial Statements.

Statement of Operations
      INTERNATIONAL GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $416)	$4,241
Interest and amortization	514

Total income	4,755

Expenses (Note 2):
Investment management fee	2,245
Service fee	660
Custodian fees	92
Accounting services fee	90
Audit fees	15
Shareholder servicing	9
Legal fees	7
Other	63

Total	3,181
Less waiver of investment management fee (Notes 2 and 10)	(79)

Total expenses	3,102

Net investment income	1,653

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	33,341
Realized net loss on foreign currency transactions	(38)

Realized net gain on investments	33,303
Unrealized appreciation in value of investments during the period	15,914

Net gain on investments	49,217

Net increase in net assets resulting from operations	$50,870

See Notes to Financial Statements.

Statement of Changes in Net Assets
      INTERNATIONAL GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,653	$1,817
Realized net gain on investments	33,303	32,145
Unrealized appreciation	15,914	8,902

Net increase in net assets resulting from operations	50,870	42,864

Dividends to shareholders from (Note 1E): (1)
Net investment income	(1,500)	(1,400)
Realized gains on investment transactions	(7,000)	(––)

	(8,500)	(1,400)

Capital share transactions (2)	(4,499)	(2,173)

Total increase	37,871	39,291
NET ASSETS
Beginning of period	245,184	205,893

End of period	$283,055	$245,184

Undistributed net investment loss	$(1,676)	$(1,791)

(1)See "Financial Highlights" on page 171

(2) Shares issued from sale of shares	2,725	2,849
Shares issued from reinvestment of dividend and/or capital gains distribution	791	153
Shares redeemed	(4,021)	(3,274)

Decrease in outstanding capital shares	(505)	(272)

Value issued from sale of shares	$27,702	$23,479
Value issued from reinvestment of dividend and/or capital gains distribution	8,500	1,400
Value redeemed	(40,701)	(27,052)

Decrease in outstanding capital	$(4,499)	$(2,173)

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$9.1353	$7.5943	$6.6534	$5.8722	$4.7683

Income from investment operations:
Net investment income	0.0630	0.0672	0.0493	0.0367	0.0833
Net realized and unrealized gain on investments	1.8829	1.5263	1.0465	0.7853	1.1039

Total from investment operations	1.9459	1.5935	1.0958	0.8220	1.1872

Less distributions from:
Net investment income	(0.0587)	(0.0525)	(0.1549)	(0.0408)	(0.0833)
Capital gains	(0.2739)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.3326)	(0.0525)	(0.1549)	(0.0408)	(0.0833)

Net asset value, end of period	$10.7486	$9.1353	$7.5943	$6.6534	$5.8722

Total return	21.29%	20.99%	16.47%	14.00%	24.90%
Net assets, end of period (in millions)	$283	$245	$206	$187	$170
Ratio of expenses to average net assets including expense waiver	1.17%	1.20%	1.21%	1.20%	1.24%
Ratio of net investment income to average net assets including expense waiver	0.63%	0.81%	0.67%	0.59%	1.70%
Ratio of expenses to average net assets excluding expense waiver	1.20%	1.21%	1.21	%(1)	1.20	%(1)	1.24	%(1)
Ratio of net investment income to average net assets excluding expense waiver	0.60%	0.80%	0.67	%(1)	0.59	%(1)	1.70	%(1)
Portfolio turnover rate	95%	96%	86%	81%	131%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of
International Value Portfolio
      December 31, 2007

W&R Target Funds, Inc. - International Value Portfolio is subadvised by Templeton Investment Counsel, LLC.

Below, E. Tucker Scott III, CFA, portfolio manager of the W&R Target Funds, Inc. - International Value Portfolio, discusses the Portfolio's positioning, performance and results for the fiscal year ended Dec. 31, 2007. He has managed the Portfolio for seven years and has 14 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
X			LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio increased 9.88 percent for the 12 months ended Dec. 31, 2007. By comparison, the Lipper Variable Annuity International Value Funds Universe Average, a peer group of funds with similar investment objectives, also rose 9.88 percent, while the MSCI AC World ex U.S.A. Index, an index that generally reflects the performance of international stock markets, increased 17.12 percent.

Yet another strong year for global equities

At the onset of 2007, it would have been difficult to predict global equity markets would be so strong. Yet by the end of the year they registered the fifth consecutive year of solid double-digit total returns, making this an exceptionally positive period for investors in global equities. Broad-based stock performance in Europe and Asia exceeded U.S. stocks by a factor of two or better, while the returns of emerging markets more than tripled those of their counterparts in developed markets.

Led by the BRIC countries (Brazil, Russia, India and China), emerging-market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, money flows from developed to emerging countries continued to underpin equity prices in the emerging markets.

However, behind 2007's strong performance were major headwinds. The deteriorating U.S. housing situation appeared contained (at least until the fourth quarter), but throughout the year the possibility of contagion to other sectors of the local and international economies remained in the forefront of investor minds. In addition, the removal of liquidity from the world's capital markets as lenders and investors re-priced risk, particularly in the second half of the year, had a visible impact in the equity markets.

Volatility concentrated by market segment

The subsequent credit crunch - of which ramifications are still unfolding - also preoccupied investors and the search for safe havens intensified. Partly as a result of this, market volatility increased to levels not experienced in years. In perspective, however, last year's heightened volatility simply reflected the markets' convergence toward longer-term averages, from a period of unusually low share price fluctuations.

Wide discrepancies of sector returns suggested volatility was more highly concentrated around certain market segments. The strongest returns came from the materials, telecom services, energy and utilities sectors; the weakest were in health care, financials, consumer discretionary and information technology sectors. One could conclude that markets struggled to resolve the dichotomy between the potential extension of the recovery cycle and the prospect of a U.S.-led global economic slowdown.

In an uncertain environment that favored international large growth stocks, the Portfolio lagged its index. Our value investment philosophy relies strictly on our bottom-up stock selection, and the disciplined application of this process proved challenging last year.

The Portfolio achieved positive investment returns in eight of the 10 major sectors - the exceptions being financials and materials. Lagging returns in financials were partially mitigated by the Portfolio's underweight position in a sector that suffered subprime-related troubles and subsequent fallout from the credit crunch. However, the Portfolio's overweight positions in two weak financial services stocks - ING Groep N.V., Certicaaten Van Aandelen and Royal Bank of Scotland Group plc (The) - contributed to the negative relative performance. Despite their near-term shortfalls, we continue to believe in the positive long-term story that led us to acquire these holdings, and we view their recent period of share weakness as opportunities to increase the positions.

Early exit from materials

In materials, the lagging returns were compounded by the Portfolio's underweight position in a sector that remained very popular for many investors. Materials-related stocks continued to enjoy upward momentum, in part because demand for materials (metals and mining in particular) remained elevated. As discussed before, we grew cautious of this sector after our valuation models indicated overbought positions. Maintaining our disciplined process, we took profits.

In retrospect, our exit point was too early in the cycle given the protracted bullishness of the sector. Despite this, we still caution that a significant speculative element rather than pure economic demand for materials has continued to skew prices - for both shares and the underlying commodities - above what demand and supply forces would otherwise dictate. Consequently, and given the high valuations already factored into these shares, as of year-end 2007 we remained comfortable with this underweight position, even at the expense of certain near-term underperformance.

On the more positive side, the Portfolio benefited from relative outperformance in the industrials, consumer staples and telecommunications services sectors. The latter was broadly unloved at the time we began to accumulate selective telecom companies that had gone full circle after the bursting of the technology/media/telecom bubble. Gradually, we built these positions to the point that the sector came to represent the largest overweight position in the portfolio.

This overweight position, more than double the index weighting, was responsible for last year's outperformance in this sector. Telecom companies became sought-after investments because of their defensive, utility-like characteristics and positive growth prospects in the emerging world. Last year, five of the top 10 contributors to Portfolio performance were telecommunications companies.

Within the industrials group, two electrical equipment companies contributed strongly to the Portfolio's outperformance in the sector. These companies, both of which manufacture wind turbines used to produce electricity, have benefited from the trend toward alternative energy sources.

Our outlook

We expect market volatility to continue over the next few months and believe investors should be realistic about expectations for the year. Another double-digit return in equity markets seems unlikely, in our opinion. We believe uncertainties about the strength of the global economy and, in particular, how slowdowns in the U.S. and Europe could potentially impact economies in the developing world, will probably linger for some time.

However, considering our investment horizon of three to five years, we are convinced stock investments should continue to present significant opportunity. Global equities are trading at the lowest valuations in 30 years based on their earnings yield relative to bond yields. Volatile markets usually are accompanied by irrational behavior that can lead to mispriced securities. We are prepared to use this environment opportunistically.

As always, we will continue to manage your Portfolio on a value-oriented basis and adhere to a long-term, patient investment approach that focuses on fundamentals. Rather than attempt to pinpoint a market bottom or make economic forecasts, we remain consistently focused on a philosophy that has served us well over six decades. We strongly believe our rigorous fundamental analysis and disciplined investment process will continue to add value for our clients over the longer term.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Vodafone Group Plc	France Telecom
France Telecom	Royal Bank of Scotland Group plc (The)
Samsung Electronics Co., Ltd., GDR	Vodafone Group Plc
Sanofi-Aventis	Compass Group PLC
BP p.l.c.	Sanofi-Aventis
GlaxoSmithKline plc	Telenor ASA
AXA S.A.	ING Groep N.V., Certicaaten Van Aandelen
ING Groep N.V., Certicaaten Van Aandelen	GlaxoSmithKline plc
Telenor ASA	Samsung Electronics Co., Ltd., GDR
Reed Elsevier NV	Reed Elsevier NV

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target International Value Portfolio (1)	$27,159
MSCI AC World ex U.S.A. Index	$26,163
Lipper Variable Annuity International Value Funds Universe Average	$24,982

		W&R TARGET INTERNATIONAL VALUE PORTFOLIO	MSCI AC WORLD ex U.S.A. INDEX	LIPPER VARIABLE ANNUITY INTERNATIONAL VALUE FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000
DEC	1998	10,661	11,446	10,937
DEC	1999	12,945	14,984	14,050
DEC	2000	13,050	12,723	13,324
DEC	2001	11,587	10,243	11,058
DEC	2002	9,523	8,740	9,438
DEC	2003	13,984	12,360	13,103
DEC	2004	17,155	15,000	15,839
DEC	2005	19,070	17,567	17,924
DEC	2006	24,717	22,338	22,736
DEC	2007	27,159	26,163	24,982

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	9.88%
5-year period ended 12-31-07	23.32%
10-year period ended 12-31-07	10.51%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus International Stock Portfolio was reorganized as the W&R Target International II Portfolio (now known as the W&R Target International Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus International Stock Portfolio. This performance has not been restated to reflect the expenses of the W&R Target International Value Portfolio. If those expenses were reflected, performance of the W&R Target International Value Portfolio would differ.

SHAREHOLDER SUMMARY OF INTERNATIONAL VALUE PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target International Value Portfolio had net assets totaling $635,665,681 invested in a diversified portfolio of:

97.63%	Foreign Common Stocks
2.37%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio was invested by geographic region and by industry, respectively, as follows:

Country Weightings
Europe	$70.20
United Kingdom	$28.40
France	$11.11
Other Europe (1)	$9.79
Germany	$6.37
Switzerland	$5.97
Netherlands	$5.27
Italy	$3.29
Pacific Basin	$24.25
Japan	$7.21
Taiwan	$5.33
South Korea	$4.69
Singapore	$4.09
Other Pacific Basin (2)	$2.93
Other (3)	$3.18
Cash and Cash Equivalents	$2.37

(1)Includes $0.77 Austria, $0.86 Belgium, $0.76 Denmark, $1.88 Finland, $2.62 Norway, $2.04 Spain and $0.86 Sweden.
(2)Includes $0.54 Australia, $0.69 China and $1.70 Hong Kong.
(3)Includes $0.84 Bermuda, $0.81 Cayman Islands and $1.53 Israel.

Sector Weightings
Financial Services Stocks	$19.67
Utilities Stocks	$17.79
Technology Stocks	$11.25
Consumer Durables Stocks	$7.19
Energy Stocks	$6.81
Health Care Stocks	$6.41
Consumer Services Stocks	$5.82
Business Equipment and Services Stocks	$5.79
Retail Stocks	$4.38
Consumer Nondurables Stocks	$3.74
Miscellaneous Stocks (1)	$2.99
Shelter Stocks	$2.96
Capital Goods Stocks	$2.83
Cash and Cash Equivalents	$2.37

(1)Includes $1.70 Multi-Industry Stocks and $1.29 Transportation Stocks.

The Investments of International Value Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Australia - 0.54%
Downer EDI Limited (A)	726,403	$3,431,454

Austria - 0.77%
Telekom Austria Aktiengesellschaft (A)	175,370	4,879,294

Belgium - 0.86%
Belgacom SA (A)	111,330	5,491,870

Bermuda - 0.84%
Invesco Ltd.	170,350	5,345,583

Cayman Islands - 0.81%
ACE Limited	83,770	5,175,311

China - 0.69%
China Telecom Corporation Limited (A)	2,300,000	1,828,815
China Telecom Corporation Limited (A)(B)	3,240,000	2,576,243
		4,405,058
Denmark - 0.76%
Vestas Wind Systems A/S (A)*	44,861	4,855,460

Finland - 1.88%
Stora Enso Oyj, Class R (A)	340,690	5,100,612
Stora Enso Oyj, Class R (A)	71,073	1,069,416
UPM-Kymmene Corporation (A)	286,300	5,784,853
		11,954,881
France - 11.11%
AXA S.A. (A)	333,933	13,372,553
France Telecom (A)	496,729	17,880,123
Sanofi-Aventis (A)	161,600	14,880,138
Sanofi-Aventis (A)(C)	26,300	2,421,706
THOMSON (A)	575,660	8,189,207
TOTAL S.A. (A)	118,788	9,869,910
Vivendi Universal (A)	86,700	3,977,727
		70,591,364
Germany - 6.37%
Bayerische Motoren Werke Aktiengesellschaft (A)	72,100	4,504,339
Deutsche Post AG (A)	241,000	8,213,386
E.ON AG (A)	33,900	7,216,952
Infineon Technologies AG (A)*	263,470	3,127,880
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft, Registered Shares (A)	40,980	7,959,696
Siemens AG (A)	59,900	9,495,092
		40,517,345
Hong Kong - 1.70%
Hutchison Whampoa Limited, Ordinary Shares (A)	955,100	10,834,201
Israel - 1.53%
Check Point Software Technologies Ltd.*	442,720	9,728,772

Italy - 3.29%
Eni S.p.A. (A)	257,739	9,439,540
Mediaset S.p.A. (A)	833,528	8,414,859
UniCredito Italiano S.p.A. (A)	365,602	3,036,126
		20,890,525
Japan - 7.21%
AIFUL Corporation (A)	112,800	2,015,386
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	574,800	5,387,062
Konica Minolta Holdings, Inc. (A)	261,500	4,632,399
NGK SPARK PLUG CO., LTD. (A)	419,000	7,336,204
Nissan Motor Co., Ltd. (A)	646,900	7,122,472
Promise Co., Ltd. (A)	96,150	2,392,669
Sony Corporation (A)	179,200	9,945,307
USS Co., Ltd. (A)	112,910	7,024,343
		45,855,842
Netherlands - 5.27%
ING Groep N.V., Certicaaten Van Aandelen (A)	334,484	13,081,637
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	200,550	8,655,695
Reed Elsevier NV (A)	564,310	11,261,943
Vedior N.V. (A)	18,970	477,599
		33,476,874
Norway - 2.62%
Norske Skogindustrier ASA (A)	448,441	3,732,984
Telenor ASA (A)	541,050	12,928,762
		16,661,746
Singapore - 4.09%
DBS Group Holdings Ltd (A)	300,000	4,314,148
Flextronics International Ltd.*	559,100	6,748,337
Singapore Telecommunications Limited (A)	3,411,000	9,478,620
Venture Corporation Limited (A)	612,000	5,442,079
		25,983,184
South Korea - 4.69%
KT Corporation, ADR	329,160	8,492,328
Kookmin Bank, ADR	73,760	5,408,083
Samsung Electronics Co., Ltd., GDR (B)	53,490	15,886,140
		29,786,551
Spain - 2.04%
Gamesa Corporacion Tecnologica, S.A. (A)	77,907	3,642,654
Telefonica, S.A., ADR	95,274	9,297,790
		12,940,444
Sweden - 0.86%
Securitas AB, Class B (A)	172,280	2,398,997
Securitas Systems AB, Class B (A)	856,640	3,048,447
		5,447,444
Switzerland - 5.97%
Adecco S.A. (A)	141,610	7,661,187
Nestle S.A., Registered Shares (A)	21,620	9,930,133
Novartis AG, Registered Shares (A)	174,340	9,562,791
Swiss Reinsurance Company, Registered Shares (A)	66,770	4,744,642
UBS AG (A)	130,850	6,056,212
		37,954,965
Taiwan - 5.33%
Chunghwa Telecom Co., Ltd., ADR	355,847	7,511,936
Compal Electronics Inc., GDR	454,570	2,487,680
Compal Electronics Inc., GDR (B)	531,054	2,906,246
Lite-On Technology Corporation (A)	974,726	1,700,952
Lite-On Technology Corporation, GDR (A)	541,933	9,457,056
Mega Financial Holding Company (A)	15,986,000	9,832,761
		33,896,631
Thailand - 0.00%
Advanced Info Service Public Company Limited (A)	3,000	8,639

United Kingdom - 28.40%
Aviva plc (A)	714,530	9,572,392
BAE Systems plc (A)	649,760	6,441,207
BP p.l.c. (A)	1,189,790	14,565,667
British Sky Broadcasting Group plc (A)	574,990	7,084,935
Centrica plc (A)	1,015,750	7,253,768
Compass Group PLC (A)	1,749,720	10,745,056
Fiberweb plc (A)	135,665	99,920
GlaxoSmithKline plc (A)	546,080	13,903,104
Group 4 Securicor plc (A)	1,930,840	9,407,060
HBOS plc (A)	221,130	3,235,340
HSBC Holdings plc (A)	545,140	9,137,031
Kingfisher plc (A)	1,319,310	3,823,782
Old Mutual plc (A)	3,098,150	10,336,212
Pearson plc (A)	425,050	6,193,499
Persimmon plc (A)	196,310	3,126,204
Rentokil Initial plc (A)	2,082,700	5,012,310
Rolls-Royce Group plc (A)	695,160	7,555,485
Royal Bank of Scotland Group plc (The) (A)	1,133,240	10,015,896
Royal Dutch Shell plc, Class B (A)	226,693	9,431,252
tesco plc (A)	657,030	6,241,890
Unilever PLC (A)	241,385	9,081,470
Vodafone Group Plc (A)	4,877,865	18,235,191
		180,498,671

TOTAL COMMON STOCKS - 97.63%		$620,612,109

(Cost: $462,111,257)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Finance Companies - 0.79%
Unilever Capital Corporation,
4.22%, 1-11-08	$5,000	4,994,139

Food and Related - 0.31%
Nestle Finance France S.A.,
4.29%, 1-24-08	2,000	1,994,518

Total Commercial Paper - 1.10%		6,988,657

Municipal Obligations - Taxable - 0.31%
California
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
4.72%, 1-8-08	2,000	2,000,000

United States Government Agency Obligations - 0.23%
Federal Home Loan Bank,
3.15%, 1-2-08	1,453	1,452,873

TOTAL SHORT-TERM SECURITIES - 1.64%		$10,441,530

(Cost: $10,441,530)

TOTAL INVESTMENT SECURITIES - 99.27%		$631,053,639

(Cost: $472,552,787)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.73%		4,612,042

NET ASSETS - 100.00%		$635,665,681

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No income dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $21,368,629 or 3.36% of net assets.

(C)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of this security amounted to 0.38% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      INTERNATIONAL VALUE PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $472,553) (Notes 1 and 3)	$631,054
Cash	4
Cash denominated in foreign currencies (cost - $3,395)	3,473
Receivables:
Dividends and interest	1,299
Investment securities sold	101
Portfolio shares sold	67

Total assets	635,998

LIABILITIES
Payable to Portfolio shareholders	235
Accrued management fee (Note 2)	15
Accrued shareholder servicing (Note 2)	15
Accrued accounting services fee (Note 2)	13
Accrued service fee (Note 2)	4
Other	50

Total liabilities	332

Total net assets	$635,666

NET ASSETS
$0.001 par value capital stock:
Capital stock	$28
Additional paid-in capital	464,604
Accumulated undistributed income:
Accumulated undistributed net investment income	1,854
Accumulated undistributed net realized gain on investment transactions	10,546
Net unrealized appreciation in value of investments	158,634

Net assets applicable to outstanding units of capital	$635,666

Net asset value, redemption and offering price per share	$22.3935

Capital shares outstanding	28,386
Capital shares authorized	70,000

See Notes to Financial Statements.

Statement of Operations
      INTERNATIONAL VALUE PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1,696)	$17,741
Interest and amortization	799

Total income	18,540

Expenses (Note 2):
Investment management fee	5,278
Service fee	1,552
Accounting services fee	158
Custodian fees	135
Shareholder servicing	21
Legal fees	20
Audit fees	17
Other	129

Total expenses	7,310

Net investment income	11,230

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	56,587
Realized net loss on foreign currency transactions	(126)

Realized net gain on investments	56,461
Unrealized depreciation in value of investments during the period	(9,852)

Net gain on investments	46,609

Net increase in net assets resulting from operations	$57,839

See Notes to Financial Statements.

Statement of Changes in Net Assets
      INTERNATIONAL VALUE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$11,230	$10,926
Realized net gain on investments	56,461	50,792
Unrealized appreciation (depreciation)	(9,852)	73,226

Net increase in net assets resulting from operations	57,839	134,944

Dividends to shareholders from (Note 1E): (1)
Net investment income	(10,000)	(9,700)
Realized gains on investment transactions	(57,000)	(39,274)

	(67,000)	(48,974)

Capital share transactions (2)	56,316	39,704

Total increase	47,155	125,674
NET ASSETS
Beginning of period	588,511	462,837

End of period	$635,666	$588,511

Undistributed net investment income	$1,854	$750

(1)See "Financial Highlights" on page 186

(2) Shares issued from sale of shares	2,131	2,164
Shares issued from reinvestment of dividend and/or capital gains distribution	2,992	2,150
Shares redeemed	(2,572)	(2,621)

Increase in outstanding capital shares	2,551	1,693

Value issued from sale of shares	$51,279	$46,839
Value issued from reinvestment of dividend and/or capital gains distribution	67,000	48,974
Value redeemed	(61,963)	(56,109)

Increase in outstanding capital	$56,316	$39,704

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL VALUE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$22.7794	$19.1711	$19.1681	$15.8947	$11.0000

Income from investment operations:
Net investment income	0.4391	0.4593	0.3199	0.2759	0.2558
Net realized and unrealized gain on investments	1.8126	5.2176	1.8192	3.3285	4.8829

Total from investment operations	2.2517	5.6769	2.1391	3.6044	5.1387

Less distributions from:
Net investment income	(0.3937)	(0.4097)	(0.4226)	(0.1850)	(0.2440)
Capital gains	(2.2439)	(1.6589)	(1.7135)	(0.1460)	(0.0000)

Total distributions	(2.6376)	(2.0686)	(2.1361)	(0.3310)	(0.2440)

Net asset value, end of period	$22.3935	$22.7794	$19.1711	$19.1681	$15.8947

Total return	9.88%	29.61%	11.16%	22.68%	46.85%
Net assets, end of period (in millions)	$636	$589	$463	$401	$324
Ratio of expenses to average net assets	1.18%	1.18%	1.19%	1.19%	1.07%
Ratio of net investment income to average net assets	1.81%	2.13%	1.63%	1.65%	2.03%
Portfolio turnover rate	23%	29%	23%	31%	35%

See Notes to Financial Statements.

Managers' Discussion of
Micro Cap Growth Portfolio
      December 31, 2007

W&R Target Funds, Inc. - Micro Cap Growth Portfolio is subadvised by Wall Street Associates.

Below, William Jeffery III, Kenneth F. McCain, Paul J. Ariano, CFA, Paul K. LeCoq and Carl Weise, CFA, portfolio managers of the W&R Target Funds, Inc. - Micro Cap Growth Portfolio, discuss the Portfolio's positioning, performance and results for the fiscal year ended December 31, 2007.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio increased 6.49 percent for the 12 months ended Dec. 31, 2007, less than its benchmark, the Russell 2000 Growth Index (reflecting the performance of securities that generally represent smaller company stocks), which rose 7.01 percent during the same period. The Lipper Variable Annuity Small-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 8.77 percent for the fiscal year.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
MEDIUM
		X	SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

Micro-caps out of favor

The Portfolio's results reflected its micro-cap orientation. During the year, large-cap stocks outperformed mid- and small-cap issues, while growth stocks outperformed their value counterparts in every size segment. Within the small-cap sector, the smallest stocks produced the worst returns.

Weak stock selection also negatively affected our results. Consumer discretionary stocks were a drag on performance, as consumers faced strong headwinds in the form of high energy prices and a declining housing environment. Investments in the energy sector produced the greatest contribution to Portfolio return during the quarter, with investments in the technology and materials and services sectors also adding significant value.

A year of tremendous volatility

The U.S. equity market experienced a tremendous amount of volatility in 2007, starting with the prediction by Alan Greenspan, former chairman of the Federal Reserve, of a recession early in the year and fueled by the subprime lending crisis that began in the first quarter and came to a head in August. The year also brought a significant rotation in market leadership from value to growth stocks and from small- to large-cap stocks.

Current Portfolio structure reflects an emphasis on the traditional growth sectors of the market, which we expect will benefit from the unfolding market environment. We are currently overweight technology and health care sectors, underweight the consumer discretionary sector and continue to underweight financial services.

Our outlook

We see an exciting and challenging investment situation evolving. Pessimism has become so prevalent that investors may have a hard time recalling that many stocks posted a respectable advance in 2007. Indeed, we are in the midst of a crisis, and consensus views are negative. The center of this crisis, housing, has now declined for two years. Its collapse was obvious in early 2006 and fear has been building ever since. Now more than ever, investors still fear that housing-related impacts will spread and take down the entire economy.

However, despite the housing situation going from bad to worse, there's been little actual economic damage to other parts of the economy up to this point: Jobs are still being created, the consumer is still spending and real GDP has risen. This is an exciting environment - one in which, we expect, growth will be increasingly scarce and a premium will be paid for companies that can expand more rapidly than the overall economy. That said, we have positioned our portfolios in the traditional growth sectors of the market.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

NATCO Group Inc., Class A	NATCO Group Inc., Class A
Auxilium Pharmaceuticals, Inc.	Phase Forward Incorporated
Phase Forward Incorporated	Quidel Corporation
Quidel Corporation	Ultimate Software Group, Inc. (The)
Concur Technologies, Inc.	Cbeyond, Inc.
Ultimate Software Group, Inc. (The)	Redback Networks, Inc.
Ultralife Batteries, Inc.	Omnicell, Inc.
T-3 Energy Services, Inc.	Concur Technologies, Inc.
Spectranetics Corporation (The)	PolyMedica Corporation
DG FastChannel, Inc.	Entrust, Inc.

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Micro Cap Growth Portfolio (1)	$27,337
Russell 2000 Growth Index	$15,275
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	$19,513

		W&R TARGET MICRO CAP GROWTH PORTFOLIO	RUSSELL 2000 GROWTH INDEX	LIPPER VARIABLE ANNUITY SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000
DEC	1998	11,344	10,123	10,598
DEC	1999	28,221	14,485	17,040
DEC	2000	22,280	11,245	15,536
DEC	2001	19,756	10,209	13,452
DEC	2002	11,134	7,123	9,542
DEC	2003	17,192	10,583	13,473
DEC	2004	18,920	12,096	15,093
DEC	2005	22,867	12,594	16,263
DEC	2006	25,672	14,274	17,940
DEC	2007	27,337	15,275	19,513

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	6.49%
5-year period ended 12-31-07	19.68%
10-year period ended 12-31-07	10.58%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus Micro-Cap Growth Portfolio was reorganized as the W&R Target Micro Cap Growth Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Micro-Cap Growth Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Micro Cap Growth Portfolio. If those expenses were reflected, performance of the W&R Target Micro Cap Growth Portfolio would differ.

SHAREHOLDER SUMMARY OF MICRO CAP GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Micro Cap Growth Portfolio had net assets totaling $59,576,075 invested in a diversified portfolio of:

93.50%	Domestic Common Stocks
4.58%	Foreign Common Stocks
1.92%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Health Care Stocks	$28.48
Business Equipment and Services Stocks	$24.19
Technology Stocks	$21.80
Capital Goods Stocks	$11.83
Miscellaneous Stocks (1)	$8.27
Retail Stocks	$3.51
Cash and Cash Equivalents	$1.92

(1)Includes $0.93 Consumer Nondurables Stocks, $2.36 Consumer Services Stocks, $1.75 Energy Stocks, $1.36 Financial Services Stocks, $1.18 Raw Materials Stocks and $0.69 Transportation Stocks.

The Investments of Micro Cap Growth Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Air Transportation - 0.69%
Pinnacle Airlines Corp.*	26,800	$408,432

Apparel - 0.93%
Volcom, Inc.*	25,100	552,451

Broadcasting - 2.36%
MDC Partners Inc., Class A*	83,700	813,564
RRSat Global Communications Network Ltd.*	30,100	593,422
		1,406,986
Business Equipment and Services - 6.80%
American Public Education, Inc.*	11,100	463,258
Cbeyond, Inc.*	18,300	714,066
Constant Contact, Inc.*	11,800	253,346
DG FastChannel, Inc.*	43,200	1,106,352
Global Traffic Network, Inc.*	73,000	477,785
Grubb & Ellis Company*	65,700	421,137
Internet Brands, Inc., Class A*	35,100	244,822
Salary.com, Inc.*	28,800	371,088
		4,051,854
Capital Equipment - 7.56%
DXP Enterprises, Inc.*	18,800	879,370
NATCO Group Inc., Class A*	32,400	1,754,460
Somanetics Corporation*	26,900	633,495
T-3 Energy Services, Inc.*	26,300	1,234,391
		4,501,716
Communications Equipment - 3.41%
Blue Coat Systems, Inc.*	21,000	689,430
Energy Focus, Inc.*	51,700	371,981
Intervoice, Inc.*	54,700	436,506
Network Equipment Technologies, Inc.*	63,000	530,460
		2,028,377
Computers - Main and Mini - 0.89%
SourceForge, Inc.*	216,400	529,098

Computers - Peripherals - 9.40%
i2 Technologies, Inc.*	36,500	460,812
Lawson Software, Inc.*	65,500	670,720
NetScout Systems, Inc.*	54,400	696,048
Phase Forward Incorporated*	74,300	1,614,911
Scientific Learning Corporation*	49,300	268,192
Sigma Designs, Inc.*	18,100	999,754
Visual Sciences, Inc.*	48,100	891,053
		5,601,490
Construction Materials - 0.76%
Comtech Group, Inc.*	28,000	451,220

Electrical Equipment - 3.51%
EXFO Electro-Optical Engineering Inc.*	81,600	403,920
Power-One, Inc.*	93,800	375,200
Ultralife Batteries, Inc.*	65,300	1,313,836
		2,092,956
Electronic Components - 4.17%
Bell Microproducts Inc.*	26,800	161,202
Cavium Networks, Inc.*	24,400	561,444
Mellanox Technologies, Ltd.*	25,100	457,071
NetLogic Microsystems, Inc.*	26,400	849,156
Silicon Motion Technology Corporation, ADR*	26,100	457,403
		2,486,276
Electronic Instruments - 3.93%
Eagle Test Systems, Inc.*	34,600	441,669
Energy Conversion Devices, Inc.*	20,600	692,160
Mattson Technology, Inc.*	44,600	382,668
Microtune, Inc.*	126,500	827,310
		2,343,807
Health Care - Drugs - 11.58%
Auxilium Pharmaceuticals, Inc.*	57,100	1,713,000
CollaGenex Pharmaceuticals, Inc.*	52,500	500,850
Dyax Corp.*	70,300	255,892
InterMune, Inc.*	29,000	387,875
Maxygen, Inc.*	63,400	510,687
Obagi Medical Products, Inc.*	50,700	929,331
POZEN Inc.*	38,600	464,165
Penwest Pharmaceuticals Co.*	66,300	387,524
Questcor Pharmaceuticals, Inc.*	107,100	617,967
Sciele Pharma, Inc.*	31,100	636,773
SuperGen, Inc.*	135,200	494,156
		6,898,220
Health Care - General - 14.46%
Bruker BioSciences Corporation*	49,500	657,112
Candela Corporation*	63,400	355,674
Cutera, Inc.*	28,300	444,734
eResearch Technology, Inc.*	67,400	798,016
Emergency Medical Services Corporation, Class A*	18,300	535,824
Ensign Group, Inc. (The)*	35,100	502,983
Greatbatch, Inc.*	10,700	213,893
Micrus Endovascular Corporation*	26,000	511,940
NuVasive, Inc.*	26,600	1,049,902
Possis Medical, Inc.*	52,400	763,468
Quidel Corporation*	81,700	1,598,869
Spectranetics Corporation (The)*	76,900	1,180,031
		8,612,446
Hospital Supply and Management - 2.44%
Health Grades, Inc.*	141,100	836,017
Providence Service Corporation (The)*	22,000	618,640
		1,454,657
Petroleum - Services - 1.75%
Brigham Exploration Company*	79,000	593,290
Bronco Drilling Company, Inc.*	30,000	445,950
		1,039,240
Restaurants - 1.81%
McCormick & Schmick's Seafood Restaurants, Inc.*	27,100	324,252
Red Robin Gourmet Burgers, Inc.*	16,200	517,833
Ruth's Chris Steak House, Inc.*	26,100	233,595
		1,075,680
Retail - Specialty Stores - 1.70%
Gaiam, Inc., Class A*	34,100	1,014,816

Security and Commodity Brokers - 1.36%
FCStone Group, Inc.*	17,650	812,165

Steel - 1.18%
Claymont Steel Holdings, Inc.*	30,200	704,868

Timesharing and Software - 17.39%
Blackbaud, Inc.	29,200	819,352
Concur Technologies, Inc.*	40,700	1,474,968
CyberSource Corporation*	48,700	867,103
DivX, Inc.*	38,500	539,192
Guidance Software, Inc.*	33,300	464,868
Keynote Systems, Inc.*	42,200	592,488
Liquidity Services, Inc.*	26,500	342,512
LivePerson, Inc.*	48,600	259,524
NaviSite, Inc.*	38,100	191,643
PROS Holdings, Inc.*	29,200	572,904
RightNow Technologies, Inc.*	30,800	488,642
Smith Micro Software, Inc.*	52,200	441,612
Ultimate Software Group, Inc. (The)*	42,800	1,344,562
VASCO Data Security International, Inc.*	38,900	1,087,255
Vocus, Inc.*	25,400	875,411
		10,362,036

TOTAL COMMON STOCKS - 98.08%		$58,428,791

(Cost: $45,857,077)

SHORT-TERM SECURITIES - 2.99%	Principal Amount in Thousands

United States Government Agency Obligations
Federal Home Loan Bank,
3.15%, 1-2-08	$1,782	$1,781,844
(Cost: $1,781,844)

TOTAL INVESTMENT SECURITIES - 101.07%		$60,210,635

(Cost: $47,638,921)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.07%)		(634,560)

NET ASSETS - 100.00%		$59,576,075

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MICRO CAP GROWTH PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $47,639) (Notes 1 and 3)	$60,211
Cash	1
Receivables:
Portfolio shares sold	86
Investment securities sold	17
Dividends and interest	8

Total assets	60,323

LIABILITIES
Payable for investment securities purchased	725
Payable to Portfolio shareholders	11
Accrued accounting services fee (Note 2)	3
Accrued management fee (Note 2)	2
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	1
Other	4

Total liabilities	747

Total net assets	$59,576

NET ASSETS
$0.001 par value capital stock:
Capital stock	$3
Additional paid-in capital	48,766
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(2)
Accumulated undistributed net realized loss on investment transactions	(1,763)
Net unrealized appreciation in value of investments	12,572

Net assets applicable to outstanding units of capital	$59,576

Net asset value, redemption and offering price per share	$21.3838

Capital shares outstanding	2,786
Capital shares authorized	30,000

See Notes to Financial Statements.

Statement of Operations
      MICRO CAP GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$52
Dividends	37

Total income	89

Expenses (Note 2):
Investment management fee	577
Service fee	152
Accounting services fee	42
Audit fees	9
Custodian fees	5
Legal fees	3
Shareholder servicing	2
Other	14

Total expenses	804

Net investment loss	(715)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	3,031
Unrealized appreciation in value of investments during the period	1,503

Net gain on investments	4,534

Net increase in net assets resulting from operations	$3,819

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MICRO CAP GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(715)	$(617)
Realized net gain on investments	3,031	7,714
Unrealized appreciation (depreciation)	1,503	(886)

Net increase in net assets resulting from operations	3,819	6,211

Dividends to shareholders from (Note 1E): (1)
Net investment income	(––)	(––)
Realized gains on investment transactions	(––)	(––)

	(––)	(––)

Capital share transactions (2)	(4,369)	1,369

Total increase (decrease)	(550)	7,580
NET ASSETS
Beginning of period	60,126	52,546

End of period	$59,576	$60,126

Undistributed net investment loss	$(2)	$(1)

(1)See "Financial Highlights" on page 198

(2) Shares issued from sale of shares	304	663
Shares issued from reinvestment of dividend and/or capital gains distribution	––	––
Shares redeemed	(512)	(607)

Increase (decrease) in outstanding capital shares	(208)	56

Value issued from sale of shares	$6,394	$12,683
Value issued from reinvestment of dividend and/or capital gains distribution	––	––
Value redeemed	(10,763)	(11,314)

Increase (decrease) in outstanding capital	$(4,369)	$1,369

See Notes to Financial Statements.

Financial Highlights
      MICRO CAP GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2007	2006		2005		2004		2003

Net asset value, beginning of period	$20.0796		$17.8866		$14.7992		$13.4476		$8.7000
Income (loss) from investment operations:
Net investment loss	(0.2565)		(0.2064)		(0.1737)		(0.1794)		(0.1178)
Net realized and unrealized gain on investments	1.5607		2.3994		3.2611		1.5310		4.8654

Total from investment operations	1.3042		2.1930		3.0874		1.3516		4.7476

Less distributions from:
Net investment income	(0.0000)		(0.0000)		(0.0000)		(0.0000)		(0.0000)
Capital gains	(0.0000)		(0.0000)		(0.0000)		(0.0000)		(0.0000)

Total distributions	(0.0000)		(0.0000)		(0.0000)		(0.0000)		(0.0000)

Net asset value, end of period	$21.3838		$20.0796		$17.8866		$14.7992		$13.4476

Total return	6.49%		12.26%		20.87%		10.05%		54.41%
Net assets, end of period (in millions)	$60	$60		$53		$41		$41
Ratio of expenses to average net assets including expense waiver	1.32%		1.32%		1.35%		1.35%		1.37%
Ratio of net investment loss to average net assets including expense waiver	-1.18%		-1.06%		-1.15%		-1.26%		-1.17%
Ratio of expenses to average net assets excluding expense waiver	1.32	%(1)	1.32	%(1)	1.35	%(1)	1.35	%(1)	1.51%
Ratio of net investment loss to average net assets excluding expense waiver	-1.18	%(1)	-1.06	%(1)	-1.15	%(1)	-1.26	%(1)	-1.31%
Portfolio turnover rate	57%		60%		54%		65%		74%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Mid Cap Growth Portfolio
      December 31, 2007

Below, Kimberly A. Scott, CFA, portfolio manager of the W&R Target Funds, Inc. - Mid Cap Growth Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2007. She has managed the Portfolio for two years and has 20 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio returned 12.62 percent for the 12 months ended December 31, 2007, outperforming its benchmark, the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which increased 11.43 percent for the same period. The Lipper Variable Annuity Mid-Cap Growth Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives) increased 16.40 percent for the period.

A strong start and weak finish, amid housing weakness

Mid-cap growth stocks made strong gains into mid-year 2007 as investors were optimistic that growth in emerging markets and a generally strong global economy would compensate for any weak spots in the domestic economy. However, weakness and volatility ultimately erupted as it became increasingly clear that problems in the housing market and the financial services sector were much deeper and would be more protracted than most investors initially believed. The markets swooned and the Federal Reserve came to the rescue with the first discount rate cut of the current easing cycle, helping to restore investor confidence. This optimism was short-lived, however, as increasingly dire news was reported by a financial sector being laid low by unwise lending decisions related to loose credit and the overheated housing market. The market struggled into the end of the year as concerns about the economy and corporate profitability became more serious.

Mid-cap growth stocks finished the year on a soft note, falling 1.70 percent in the fourth quarter (but rising 11.43 percent for the year, as indicated earlier). Most sectors of the Russell Mid-Cap Growth Index posted gains again in 2007, with energy, materials, industrials, utilities and health care posting the strongest returns. Consumer discretionary and telecommunications services were the only sectors posting losses.

Consumer and financial stocks hurt results

Performance detractors were led by the consumer discretionary sector. Although we were underweight this group - and our stock selection wasn't quite as bad as in the benchmark - the entire group was weak, notably Coldwater Creek Inc. and P.F. Chang's China Bistro, Inc. Conversely, Chipotle Mexican Grill, Inc., Class A turned in a very strong performance, but not strong enough to offset the sector drag. The consumer staples and financial services sectors, while up for the year, also detracted from performance because of our overweight positions in these underperforming groups. Ambac Financial Group, Inc., a bond insurer that has exposure to housing-related credits, was a significant drag on performance. Finally, our lack of exposure to the strongly performing utilities sector hurt performance.

Health care and energy helped

Our overweight position and good stock selection in the health care sector contributed to our performance. Notable stocks in the group included Cytyc Corporation, which was acquired by another of our strong performers, Hologic, Inc. Another solid holding was Kyphon Inc., acquired by Medtronic, Inc. last year. Other strong performers were Henry Schien, Inc., DENTSPLY International Inc., C.R. Bard, Inc. and Allergan, Inc. The strong performance of all these companies helped reinforce our long-standing thesis of investing in "bones, teeth, and eyes." We also had favorable returns in the industrials sector, where Stericycle, Inc., AGCO Corporation, Bucyrus International, Inc., Class A and C.H. Robinson Worldwide, Inc. posted strong gains. Meanwhile, strong stock picking in the energy sector allowed us to outperform the benchmark despite our underweight position in the group. National Oilwell Varco, Inc., Smith International, Inc., Nobel Energy, Inc. and XTO Energy Inc. were our strongest names. Our materials, information technology and telecommunications services exposure also contributed positively to performance. Our long-running investment in Apple Inc. paid off again in 2007, as it posted significant gains.

Our outlook

Investors moved to reduce risk in the fourth quarter as the deep troubles in the housing and credit markets continued to unfold. We believe the risks of a recession remain real as these issues begin to seep into the broader domestic economy, and potentially the global economy. Inflation fears, as well, promise to remain a depressant on the equity markets, in our opinion. However, we feel the valuation on the market is favorable, and the Fed appears willing to continue to help support the economy and credit markets. We think investors will continue to struggle with a host of uncertainties as 2008 unfolds, collectively attempting to determine the ultimate impact on corporate earnings and cash flow, as well as stock prices that likely will be affected by housing and financial sector woes and the associated credit crisis. We expect the market to remain volatile, potentially making little or no progress, until we near an inflection point on these issues.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Northern Trust Corporation	Allergan, Inc.
C. R. Bard, Inc.	C. R. Bard, Inc.
Allergan, Inc.	Apple Inc.
Henry Schein, Inc.	Synovus Financial Corp.
Apple Inc.	Northern Trust Corporation
Hologic, Inc.	Paychex, Inc.
CME Group Inc.	Network Appliance, Inc.
J. Crew Group, Inc.	CME Group Inc.
Saks Incorporated	Henry Schein, Inc.
Fastenal Company	Meredith Corporation

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Within this environment, we feel mid-cap stocks may encounter some resistance, as many of them are domestically focused, while large-cap stocks, in general, may be the equity class of choice for a defensive, globally postured investor. That said, we think growth stocks generally will continue to gain favor; as such, we intend to continue to weight the Portfolio toward growth names at the larger end of the mid-cap market capitalization spectrum. In addition, we are finally seeing some performance and valuation disparities materializing in sectors, namely consumer discretionary and financial services. This type of market activity plays well into our GARP (growth at a reasonable price) style, as there usually are good growth companies to invest in, even in groups sustaining the most damage. Given this, we intend to gradually increase our exposure to the consumer discretionary sector and decrease health care, an area where we have some names with rich valuations yet are also concerned that the political rhetoric of this election year could pressure the sector. We also favor technology, where we see an infrastructure upgrading/capital spending cycle continuing. We are underweight the energy sector - and likely to remain so - as what looks to be another warm winter could potentially dampen demand for natural gas and heating oil.

We are generally constructive on the equity markets over the next six-to-12 months. We believe the domestic economy has transitioned to a slower pace of growth in response to a multi-year dose of rising interest rates and energy prices. We also expect global economies to slow over the next 12-to-18 months, though the pace of growth globally likely will remain higher than in the U.S., which we believe should help to sustain domestic economic growth at a moderate pace. Moderating energy prices, continued modest job growth and a supportive Federal Reserve later in the year all are good for the consumer, corporate spending and general economic growth. However, we continue to expect a deceleration in the rate of earnings growth at U.S. companies and a peak in profitability, both factors that could weigh on stock prices. We are also concerned about the level of merger-and-acquisition activity in the U.S. market, and prices paid in many of the recent deals, as we are suspicious that the desire to invest readily available capital is overshadowing the economic value of some of the assets being acquired. We believe this factor could drive investor sentiment and the markets to fundamentally unsustainable levels and should be closely monitored.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Mid Cap Growth Portfolio (1)	$14,830
Russell Mid-Cap Growth Index (2)	$14,735
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average (2)	$15,107

		W&R TARGET MID CAP GROWTH PORTFOLIO	RUSSEL MID CAP GROWTH INDEX	LIPPER VARIABLE ANNUITY MID-CAP GROWTH FUNDS UNIVERSE AVERAGE

Inception 4/28/05		10,000	10,000	10,000
DEC	2005	12,131	11,948	11,942
DEC	2006	13,169	13,223	12,978
DEC	2007	14,830	14,735	15,107

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

Average Annual Total Return(3)

1-year period ended 12-31-07	12.62%
5-year period ended 12-31-07	––
10-year period ended 12-31-07	––
Since inception of Portfolio (4) through 12-31-07	15.86%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF MID CAP GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Mid Cap Growth Portfolio had net assets totaling $57,464,134 invested in a diversified portfolio of:

89.55%	Domestic Common Stocks
7.35%	Cash and Cash Equivalents
3.10%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Health Care Stocks	$20.23
Technology Stocks	$14.61
Financial Services Stocks	$12.69
Retail Stocks	$10.34
Business Equipment and Services Stocks	$10.04
Cash and Cash Equivalents	$7.35
Capital Goods Stocks	$5.88
Energy Stocks	$5.37
Consumer Nondurables Stocks	$5.31
Consumer Services Stocks	$2.93
Transportation Stocks	$2.76
Miscellaneous Stocks (1)	$2.49

(1) Includes $1.72 Consumer Durables Stocks and $0.77 Utilities Stocks.

The Investments of Mid Cap Growth Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Banks - 6.36%
Northern Trust Corporation	25,000	$1,916,500
Signature Bank*	25,450	859,574
Synovus Financial Corp.	36,450	877,716
		3,653,790
Beverages - 2.02%
Brown-Forman Corporation, Class B	15,650	1,159,822

Business Equipment and Services - 5.19%
Akamai Technologies, Inc.*	23,300	806,413
Bucyrus International, Inc., Class A	6,400	635,488
DealerTrack Holdings, Inc.*	10,600	354,305
Stericycle, Inc.*	19,950	1,184,432
		2,980,638
Capital Equipment - 2.47%
Chicago Bridge & Iron Company N.V., NY Shares	6,800	410,992
IDEX Corporation	27,950	1,009,833
		1,420,825
Computers - Micro - 4.27%
Apple Inc.*	8,050	1,594,504
Sun Microsystems, Inc.*	47,500	859,750
		2,454,254
Computers - Peripherals - 2.63%
Data Domain, Inc.*	21,100	556,512
Electronic Arts Inc.*	16,350	953,859
		1,510,371
Consumer Electronics - 1.11%
Research In Motion Limited*	5,650	640,625

Cosmetics and Toiletries - 1.04%
Bare Escentuals, Inc.*	24,700	598,975

Electronic Components - 7.71%
Broadcom Corporation, Class A*	36,525	953,850
MEMC Electronic Materials, Inc.*	9,450	836,231
Microchip Technology Incorporated	28,100	883,324
Network Appliance, Inc.*	39,150	978,163
PMC-Sierra, Inc.*	119,100	780,105
		4,431,673
Farm Machinery - 1.02%
AGCO Corporation*	8,650	588,027

Food and Related - 2.25%
Wm. Wrigley Jr. Company	22,125	1,295,419

Health Care - Drugs - 3.87%
Allergan, Inc.	25,950	1,667,028
Millennium Pharmaceuticals, Inc.*	37,200	556,884
		2,223,912
Health Care - General - 12.07%
DENTSPLY International Inc.	30,050	1,353,602
Gen-Probe Incorporated*	7,850	493,529
Henry Schein, Inc.*	26,800	1,646,458
Hologic, Inc.*	23,072	1,583,431
St. Jude Medical, Inc.*	15,036	611,063
TomoTherapy Incorporated*	30,950	605,846
Zimmer Holdings, Inc.*	9,750	644,963
		6,938,892
Hospital Supply and Management - 4.29%
C. R. Bard, Inc.	18,025	1,708,770
Laboratory Corporation of America Holdings*	10,000	755,300
		2,464,070
Insurance - Property and Casualty - 1.93%
AXIS Capital Holdings Limited	18,750	730,688
Ambac Financial Group, Inc.	14,600	376,242
		1,106,930
Metal Fabrication - 2.39%
Fastenal Company	34,000	1,373,090

Motor Vehicles - 0.61%
Harley-Davidson, Inc.	7,450	347,989

Petroleum - Domestic - 1.00%
XTO Energy Inc.	11,187	574,564

Petroleum - International - 1.80%
Noble Energy, Inc.	13,000	1,033,760

Petroleum - Services - 2.57%
BJ Services Company	11,150	270,499
Complete Production Services, Inc.*	16,150	290,215
National Oilwell Varco, Inc.*	7,000	514,220
Smith International, Inc.	5,450	402,483
		1,477,417
Publishing - 2.93%
Getty Images, Inc.*	22,200	643,800
Meredith Corporation	18,900	1,039,122
		1,682,922
Restaurants - 1.91%
Chipotle Mexican Grill, Inc., Class A*	3,700	544,159
P.F. Chang's China Bistro, Inc.*	24,150	551,224
		1,095,383
Retail - Food Stores - 1.15%
Longs Drug Stores Corporation	10,950	514,650
Whole Foods Market, Inc.	3,550	144,627
		659,277
Retail - General Merchandise - 2.44%
Saks Incorporated*	67,600	1,403,376

Retail - Specialty Stores - 4.84%
Coldwater Creek Inc.*	64,100	429,790
J. Crew Group, Inc.*	30,700	1,480,047
Urban Outfitters, Inc.*	31,900	868,797
		2,778,634
Security and Commodity Brokers - 4.40%
CME Group Inc.	2,290	1,570,940
TD Ameritrade Holding Corporation*	47,650	955,621
		2,526,561
Timesharing and Software - 4.85%
eBay Inc.*	15,850	526,299
Global Payments Inc.	26,250	1,221,150
Paychex, Inc.	28,700	1,038,510
		2,785,959
Trucking and Shipping - 2.76%
C.H. Robinson Worldwide, Inc.	14,050	759,332
Expeditors International of Washington, Inc.	18,500	827,320
		1,586,652
Utilities - Telephone - 0.77%
MetroPCS Communications, Inc.*	22,800	443,460

TOTAL COMMON STOCKS - 92.65%		$53,237,267

(Cost: $47,275,460)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper - 2.43%
Security and Commodity Brokers
American Express Credit Corp.,
4.3%, 1-23-08	$1,400	1,396,321

United States Government and Government Agency Obligations - 4.67%
Federal Home Loan Bank,
3.15%, 1-2-08	1,186	1,185,896
United States Treasury Bill,
1.8%, 1-10-08	1,500	1,499,325
		2,685,221

TOTAL SHORT-TERM SECURITIES - 7.10%		$4,081,542

(Cost: $4,081,542)

TOTAL INVESTMENT SECURITIES - 99.75%		$57,318,809

(Cost: $51,357,002)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.25%		145,325

NET ASSETS - 100.00%		$57,464,134

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MID CAP GROWTH PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $51,357) (Notes 1 and 3)	$57,319
Cash	1,186
Receivables:
Portfolio shares sold	126
Dividends and interest	32

Total assets	58,663

LIABILITIES
Payable for investment securities purchased	1,186
Accrued accounting services fee (Note 2)	3
Payable to Portfolio shareholders	3
Accrued management fee (Note 2)	1
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	1
Other	4

Total liabilities	1,199

Total net assets	$57,464

NET ASSETS
$0.001 par value capital stock:
Capital stock	$8
Additional paid-in capital	50,676
Accumulated undistributed income:
Accumulated undistributed net investment income	20
Accumulated undistributed net realized gain on investment transactions	798
Net unrealized appreciation in value of investments	5,962

Net assets applicable to outstanding units of capital	$57,464

Net asset value, redemption and offering price per share	$7.2091

Capital shares outstanding	7,971
Capital shares authorized	20,000

See Notes to Financial Statements.

Statement of Operations
      MID CAP GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$347
Dividends (net of foreign withholding taxes of $-*)	264

Total income	611

Expenses (Note 2):
Investment management fee	410
Service fee	120
Accounting services fee	34
Audit fees	9
Custodian fees	8
Legal fees	3
Shareholder servicing	1
Other	11

Total	596
Less waiver of investment management fee (Notes 2 and 10)	(12)

Total expenses	584

Net investment income	27

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	2,276
Realized net loss on written options	(5)

Realized net gain on investments	2,271
Unrealized appreciation in value of investments during the period	2,994

Net gain on investments	5,265

Net increase in net assets resulting from operations	$5,292

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MID CAP GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$27	$115
Realized net gain (loss) on investments	2,271	(80)
Unrealized appreciation	2,994	2,056

Net increase in net assets resulting from operations	5,292	2,091

Distributions to shareholders from (Note 1E): (1)
Net investment income	(10)	(126)
Realized gains on investment transactions	(1,378)	(10)

	(1,388)	(136)

Capital share transactions (2)	16,217	22,255

Total increase	20,121	24,210
NET ASSETS
Beginning of period	37,343	13,133

End of period	$57,464	$37,343

Undistributed net investment income	$20	$3

(1)See "Financial Highlights" on page 211

(2)Shares issued from sale of shares	2,506	3,743
Shares issued from reinvestment of dividend and/or capital gains distribution	193	21
Shares redeemed	(420)	(237)

Increase in outstanding capital shares	2,279	3,527

Value issued from sale of shares	$17,810	$23,600
Value issued from reinvestment of dividend and/or capital gains distribution	1,388	136
Value redeemed	(2,981)	(1,481)

Increase in outstanding capital	$16,217	$22,255

See Notes to Financial Statements.

Financial Highlights
      MID CAP GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,		For the period from 4-28-05(1) through
	2007	2006	12-31-05

Net asset value, beginning of period	$6.5601	$6.0653	$5.0000

Income from investment operations:
Net investment income	0.0034	0.0164	0.0064
Net realized and unrealized gain on investments	0.8245	0.5025	1.0589

Total from investment operations	0.8279	0.5189	1.0653

Less distributions from:
Net investment income	(0.0013)	(0.0223)	(0.0000)
Capital gains	(0.1776)	(0.0018)	(0.0000)

Total distributions	(0.1789)	(0.0241)	(0.0000)

Net asset value, end of period	$7.2091	$6.5601	$6.0653

Total return	12.62%	8.56%	21.31%
Net assets, end of period (in millions)	$57	$37	$13
Ratio of expenses to average net assets including expense waiver	1.21%	0.97%	0.69	%(2)
Ratio of net investment income to average net assets including expense waiver	0.06%	0.45%	0.33	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.24%	1.31%	1.54	%(2)
Ratio of net investment income (loss) to average net assets excluding expense waiver	0.03%	0.11%	-0.51	%(2)
Portfolio turnover rate	31%	23%	11%

(1)Commencement of operations.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Money Market Portfolio
      December 31, 2007

Below, Mira Stevovich, CFA, portfolio manager of the W&R Target Funds, Inc. - Money Market Portfolio, discusses the Portfolio's positioning, performance and results for the fiscal year ended Dec. 31, 2007. She has managed the Portfolio for nine years and has 20 years of industry experience.

MATURITY
SHORT	INTER	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

Fed rate benefits performance

The Portfolio's returns were competitive with peer group money market funds for the 12 months ended Dec. 31, 2007. The year started with the federal funds rate at 5.25 percent, where it remained until the Federal Reserve meeting in September, when the funds rate was lowered by 50 basis points (0.50 percent) to 4.75 percent. The year ended with the funds rate at 4.25 percent.

Interest rate stability for much of the fiscal year benefited the overall performance of the Portfolio. At the beginning of the fiscal year, the Fed's concern about inflation kept money market rates elevated. Some changes in longer money market rates were evident as the summer began, due to varying economic data, which the market interpreted as weakening of the economic picture.

Credit quality remains an important factor in the management and performance of the Portfolio. We have been especially mindful of this as the subprime mortgage market negatively affected the money market. As always, we are vigilant in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints. However, these securities do not always pay the highest interest rates, meaning the overall yield can be limited somewhat by the higher-quality bias.

Subprime's far-reaching impact

Concerns about the subprime mortgage market emerged midway through the year. Aware of this developing problem, and based on our conservative investment policy, we avoided securities with any direct exposure to this market. Even so, the overall money market ultimately was seriously affected by the subprime mortgage crisis in August. This developed into a crisis of liquidity. Money market interest rates rose substantially, as a result of a substantial increase in the London Interbank Offering Rates (LIBOR). All short-term borrowing by corporations was affected. As a result, the Portfolio invested its funds at rates substantially above the federal funds rate, and the average yield on the Portfolio began to increase.

In an effort to ease pressure on the money markets, the Fed injected liquidity into the market. As the money markets regained some normalcy, the market began to anticipate a Fed move to lower the funds rate. Economic data showing signs of a slowing economy provided support, and the Fed lowered the funds rate by 50 basis points (0.50 percent) at its September meeting, and 25 basis points (0.25 percent) at each of its meetings in October and December.

Portfolio Characteristics As of 12-31-07

Average maturity	56.87 days

Our outlook

As always, we carefully select securities that we feel are the highest credit quality. This approach ultimately affects the Portfolio's yield, because high-quality securities are issued at premium interest rates (lower-yielding securities). However, this conservative approach shielded us from many of the problems that developed in the money markets.

To compensate for this, we purchased some longer-dated (higher-yielding) high-quality securities, as opportunities presented themselves. Floating-rate corporate and taxable municipal securities have proved to be excellent investment vehicles for the Portfolio, especially as LIBOR rates increased dramatically.

We have emphasized investments of the highest credit quality this past year from all industries and sectors, and we intend to continue to do so. Because banks have been particularly affected by the subprime mortgage crisis, we have been very selective in our investment in the banking sector, and we will continue to be so. We used floating rate securities in 2007, and to a certain extent we intend to do so in 2008. We also intend to include U.S. Treasury and government agency securities, when we feel they are attractive on a relative basis.

Please remember that an investment in the Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

SHAREHOLDER SUMMARY OF MONEY MARKET PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Money Market Portfolio had net assets totaling $89,221,257.

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Corporate Obligations - Commercial Paper	$40.28
Corporate Obligations - Notes	$26.55
Municipal Obligations - Taxable	$15.11
Corporate Obligations - Commercial Paper (backed by irrevocable bank letter of credit)	$12.12
United States Government Agency Obligations and Liabilities, Net of Cash and Other Assets	$5.94

The Investments of Money Market Portfolio
December 31, 2007
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Commercial Paper
Beverages - 4.46%
Coca-Cola Company (The):
4.43%, 2-15-08	$2,200	$2,187,818
4.44%, 2-15-08	1,800	1,790,010
		3,977,828
Capital Equipment - 3.74%
Deere (John) Bank, S.A. (Deere (John) Capital Corporation),
4.6%, 1-24-08	800	797,649
Deere (John) Capital Corporation,
4.72%, 1-25-08	750	747,640
Deere (John) Credit Limited (Deere (John) Capital Corporation),
4.54%, 2-7-08	1,800	1,791,601
		3,336,890
Finance Companies - 7.27%
Caterpillar Financial Services Corporation,
3.8%, 2-8-08	750	748,644
Prudential Funding LLC:
4.5%, 1-18-08	1,500	1,496,812
4.5%, 2-4-08	1,900	1,891,925
6.6%, 5-15-08	600	602,882
Toyota Motor Credit Corporation:
5.41%, 6-16-08	1,000	1,000,000
4.8%, 10-6-08	750	750,000
		6,490,263
Food and Related - 5.12%
Archer Daniels Midland Company,
4.38%, 1-31-08	750	747,262
Hershey Company (The):
4.45%, 1-17-08	500	499,011
4.45%, 1-24-08	1,500	1,495,735
McCormick & Co. Inc.,
5.15%, 2-29-08	500	495,780
Nestle Capital Corp.,
5.09%, 3-13-08	750	742,365
Nestle Finance France S.A.,
4.61%, 2-4-08	594	591,414
		4,571,567
Health Care - Drugs - 8.70%
GlaxoSmithKline Finance plc:
4.55%, 1-22-08	1,800	1,795,222
4.65%, 2-4-08	250	248,902
4.65%, 2-26-08	400	397,107
4.6%, 3-26-08	1,700	1,681,536
Pfizer Inc.:
4.41%, 5-15-08	2,100	2,065,271
4.41%, 5-29-08	1,600	1,570,796
		7,758,834
Household - General Products - 0.39%
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
4.24%, 1-25-08	350	349,011

Leisure Time Industry - 3.70%
Walt Disney Company (The):
4.55%, 2-15-08	1,250	1,242,891
4.52%, 2-19-08	220	218,647
4.53%, 2-20-08	750	745,281
4.55%, 2-21-08	1,100	1,092,910
		3,299,729
Mining - 4.02%
BHP Billiton Finance (USA) Limited (BHP Billiton Limited):
5.0%, 1-16-08	500	498,958
4.8%, 1-17-08	500	498,933
5.55%, 1-18-08	1,500	1,496,069
5.4%, 1-25-08	1,100	1,096,040
		3,590,000
Retail - Food Stores - 0.56%
Walgreen Co.,
4.27%, 1-29-08	500	498,339

Trucking and Shipping - 1.32%
United Parcel Service, Inc.,
4.27%, 6-30-08	1,200	1,174,238

Utilities - Telephone - 1.00%
AT&T Inc.,
4.05%, 1-2-08	891	890,900

Total Commercial Paper - 40.28%		35,937,599

Commercial Paper (backed by irrevocable bank letter of credit)
Banks - 0.81%
ICICI Bank Limited (Bank of America, National Association),
4.835%, 9-24-08	750	723,105

Finance Companies - 8.18%
NATC California LLC (SunTrust Bank),
5.02%, 1-10-08	2,000	1,997,490
River Fuel Company #2, Inc. (Bank of New York (The)):
4.7%, 1-15-08	1,000	998,172
4.69%, 1-31-08	1,500	1,494,137
River Fuel Funding Company #3, Inc. (Bank of New York (The)),
5.09%, 1-31-08	580	577,540
River Fuel Trust #1 (Bank of New York (The)),
4.69%, 1-31-08	750	747,069
Vehicle Services of America Ltd. (Bank of America, National Association),
5.0%, 3-11-08	1,500	1,485,417
		7,299,825
Food and Related - 3.13%
COFCO Capital Corp. (Rabobank Nederland),
4.85%, 1-15-08	2,800	2,794,719

Total Commercial Paper (backed by irrevocable bank letter of credit) - 12.12%		10,817,649

Notes
Banks - 3.07%
Lloyds TSB Bank PLC,
5.22118%, 1-7-08 (A)	740	740,000
Wells Fargo & Company:
5.285%, 1-2-08 (A)	1,500	1,500,000
5.1075%, 1-15-08 (A)	500	500,000
		2,740,000
Business Equipment and Services - 1.15%
Playworld Systems Incorporated, Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series A of 1998 (Wachovia Bank, National Association),
5.22%, 1-2-08 (A)	1,025	1,025,000

Capital Equipment - 0.84%
Deere (John) Capital Corporation:
5.0375%, 3-25-08 (A)	500	500,000
4.5%, 8-25-08	250	249,426
		749,426
Computers - Main and Mini - 2.24%
International Business Machines Corporation:
5.185%, 1-3-08 (A)	750	750,000
5.2725%, 1-8-08 (A)	1,250	1,250,000
		2,000,000
Finance Companies - 5.24%
BP Capital Markets p.l.c.,
5.06625%, 3-11-08 (A)	1,400	1,400,000
Capital Markets Access Company LC, Taxable Variable Rate Demand Bonds (LSPB Real Estate, LLC Project), Series 2007 (Wachovia Bank, National Association),
5.17%, 1-3-08 (A)	690	690,000
Toyota Motor Credit Corporation:
5.24%, 5-2-08	1,500	1,500,000
5.28%, 5-23-08	740	740,000
Unilever Capital Corporation,
5.22188%, 1-14-08 (A)	350	350,000
		4,680,000
Furniture and Furnishings - 0.13%
Capo & Sons Corporation, Taxable Variable Rate Demand Bonds, Series 1998 (Wachovia Bank, National Association),
5.27%, 1-3-08 (A)	115	115,000

Household - General Products - 1.57%
Kimberly-Clark Corporation,
4.42%, 12-19-08	1,400	1,398,303

Leisure Time Industry - 1.35%
Ansley Golf Club, Inc., Incremental Taxable Variable Rate Demand Bonds, Series 1998 (Wachovia Bank, National Association),
5.27%, 1-3-08 (A)	1,205	1,205,000

Multiple Industry - 3.42%
Coweta Summit Associates, LLC, Taxable Revenue Bonds, Series 2005 (SunTrust Bank),
4.9%, 1-2-08 (A)	1,600	1,600,000
General Electric Capital Corporation:
5.2625%, 1-9-08 (A)	1,200	1,199,669
4.125%, 3-4-08	250	249,382
		3,049,051
Non-Residential Construction - 1.82%
Healthcare Property Group, LLC, Taxable Variable Rate Bonds, Series 2005 (SunTrust Bank),
4.9%, 1-2-08 (A)	1,625	1,625,000

Retail - General Merchandise - 4.27%
Target Corporation,
5.4%, 10-1-08	1,100	1,105,283
Wal-Mart Stores, Inc.,
5.933%, 6-1-08	2,700	2,704,807
		3,810,090
Trucking and Shipping - 1.45%
Volpe Family Partnership, L.P., Taxable Variable Rate Demand Revenue Bonds, Series of 2001 (Wachovia Bank, National Association),
5.16%, 1-3-08 (A)	1,290	1,290,000

Total Notes - 26.55%		23,686,870

TOTAL CORPORATE OBLIGATIONS - 78.95%		$70,442,118

(Cost: $70,442,118)

MUNICIPAL OBLIGATIONS - TAXABLE

Arkansas - 0.98%
City of Little Rock, Arkansas, Taxable Variable Rate Demand Revenue Bonds (Ringwood Containers, L.P. Project), Series 2006A (SunTrust Bank),
4.9%, 1-2-08 (A)	875	875,000

California - 7.84%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
4.72%, 1-10-08	3,500	3,500,000
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Air Products Manufacturing Corporation), Taxable Series 1997A,
4.72%, 1-9-08	3,300	3,300,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
5.0%, 1-2-08 (A)	200	200,000
		7,000,000
Colorado - 0.90%
Kit Carson County, Colorado, Agricultural Development Revenue Bonds (Taxable), (Midwest Farms, L.L.C. Project), Series 1997 (Wells Fargo Bank, N.A.),
5.1%, 1-3-08 (A)	800	800,000

Florida - 0.82%
University of South Florida Research Foundation,
      Incorporated, Variable Rate Demand Revenue
      Bonds (Interdisciplinary Research Building Project),
      Taxable Series 2004B (Bank of America,
      National Association),

4.9%, 1-2-08 (A)	730	730,000

Georgia - 4.57%
Municipal Electric Authority of Georgia, General Resolution Projects Bond Anticipation Notes, Series B (Taxable):
4.9%, 2-5-08	1,575	1,575,000
5.11%, 1-9-08	1,400	1,400,000
4.95%, 2-5-08	1,100	1,100,000
		4,075,000

TOTAL MUNICIPAL OBLIGATIONS - TAXABLE - 15.11%		$13,480,000

(Cost: $13,480,000)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Overseas Private Investment Corporation:
4.4%, 1-2-08 (A)	1,674	1,674,419
4.5%, 1-2-08 (A)	3,760	3,760,000

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 6.09%		$5,434,419

(Cost: $5,434,419)

TOTAL INVESTMENT SECURITIES - 100.15%	$89,356,537

(Cost: $89,356,537)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.15%)	(135,280)

NET ASSETS - 100.00%	$89,221,257

Notes to Schedule of Investments
(A)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

Statement of Assets and Liabilities
      MONEY MARKET PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $89,357) (Note 1)	$89,357
Cash	–– *
Receivables:
Interest	293
Portfolio shares sold	4
Prepaid and other assets	1

Total assets	89,655

LIABILITIES
Payable to Portfolio shareholders	414
Accrued accounting services fee (Note 2)	4
Accrued shareholder servicing (Note 2)	2
Accrued management fee (Note 2)	1
Accrued service fee (Note 2)	1
Other	12

Total liabilities	434

Total net assets	$89,221

NET ASSETS
$0.001 par value capital stock:
Capital stock	$89
Additional paid-in capital	89,139
Accumulated undistributed loss:
Accumulated undistributed net investment loss	(4)
Accumulated undistributed net realized loss on investment transactions	(3)

Net assets applicable to outstanding units of capital	$89,221

Net asset value, redemption and offering price per share	$1.0000

Capital shares outstanding	89,228
Capital shares authorized	200,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      MONEY MARKET PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$4,217

Expenses (Note 2):
Investment management fee	320
Service fee	200
Accounting services fee	43
Audit fees	8
Custodian fees	7
Legal fees	3
Shareholder servicing	2
Other	27

Total expenses	610

Net investment income	3,607

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTES 1)
Realized net loss on investments	(3)

Net increase in net assets resulting from operations	$3,604

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MONEY MARKET PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$3,607	$2,582
Realized net gain (loss) on investments	(3)	––

Net increase in net assets resulting from operations	3,604	2,582

Dividends to shareholders from net investment income (Note 1E) (1)	(3,611)	(2,582)

Capital share transactions (2)	19,196	17,991

Total increase	19,189	17,991
NET ASSETS
Beginning of period	70,032	52,041

End of period	$89,221	$70,032

Undistributed net investment income (loss)	$(4)	$––

(1)See "Financial Highlights" on page 225.

(2) Shares issued from sale of shares	71,001	55,159
Shares issued from reinvestment of dividends	3,596	2,582
Shares redeemed	(55,401)	(39,750)

Increase in outstanding capital shares	19,196	17,991

Value issued from sale of shares	$71,001	$55,159
Value issued from reinvestment of dividends	3,596	2,582
Value redeemed	(55,401)	(39,750)

Increase in outstanding capital	$19,196	$17,991

See Notes to Financial Statements.

Financial Highlights
      MONEY MARKET PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income from investment operations:
Net investment income	0.0451	0.0424	0.0247	0.0070	0.0051
Net realized and unrealized gain on investments	0.0000	0.0000	0.0000	0.0000	0.0000

Total from investment operations	0.0451	0.0424	0.0247	0.0070	0.0051

Less distributions from:
Net investment income	(0.0451)	(0.0424)	(0.0247)	(0.0070)	(0.0051)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0451)	(0.0424)	(0.0247)	(0.0070)	(0.0051)

Net asset value, end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total return	4.60%	4.32%	2.50%	0.70%	0.52%
Net assets, end of period (in millions)	$89	$70	$52	$55	$64
Ratio of expenses to average net assets	0.76%	0.77%	0.79%	0.76%	0.75%
Ratio of net investment income to average net assets	4.51%	4.29%	2.46%	0.69%	0.53%

See Notes to Financial Statements.

Managers' Discussion of
Mortgage Securities Portfolio
      December 31, 2007

W&R Target Funds, Inc. - Mortgage Securities Portfolio is subadvised by Advantus Capital Management, Inc.

Below, Christopher R. Sebald, CFA, and David W. Land, CFA, portfolio managers of the W&R Target Funds, Inc. - Mortgage Securities Portfolio, discuss the Portfolio's positioning, performance and results for the fiscal year ended December 31, 2007. They have each managed the Portfolio for three years. Mr. Sebald has 19 years of industry experience and Mr. Land has 17 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

MATURITY
SHORT	INTER	LONG
	X		HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Portfolio generated a total return of 3.40 percent for the 12 months ended December 31, 2007, less than both its peer group and benchmark. The Lehman Brothers Mortgage-Backed Securities Index (reflecting the performance of securities that generally represent the mortgage-backed securities market) returned 6.95 percent for the year, while the Lipper Variable Annuity U.S. Mortgage Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives) rose 4.67 percent.

Lack of agency securities

The Portfolio's performance was influenced mainly by its lack of holdings in agency pass-through securities. Agency mortgage-backed securities outperformed all other mortgage and structured-finance sectors, particularly in the second half of the year. The decline in the housing market and subsequent losses in subprime securities caused all non-agency securities to underperform GNMA, FNMA and FHLMC pass-throughs. The subprime impact on the entire fixed-income market was surprising and swift, and as losses at major banks mounted, funding became scarce and prices suffered.

As the fixed-income market began to deteriorate, even many of the highest-rated securities and money market strategies (once believed safe) were called into question. Several thousand collateralized debt obligation securities (CDOs) were downgraded, putting further pressure on the markets. Because many of these securities originally were rated AAA, their downgrade and higher probability of default was a shock to investors and caused price declines and avoidance of nearly all structured-finance securities. Many of these CDOs were held in investment vehicles that received funding in the money markets sector; as a result, funding in general dried up and fixed-income trading volumes fell significantly.

As the markets deteriorated and consumer and residential lending became scarce, we grew concerned about the economy's ability to avoid a recession. As a result we expected the Federal Reserve to cut its target interest rate more than the market estimated and for longer-term rates to fall, as well. Therefore, we positioned the Portfolio longer in duration in an effort to take advantage of falling rates.

Portfolio Characteristics As of 12-31-07

Average maturity	5.18 years
Effective duration	3.73 years
Weighted average bond rating	AAA

Information presented is for illustrative purposes only and is subject to change.

Subprime fears mattered more than fundamentals

Throughout the year, we continued to employ a relatively value-oriented trading strategy based on our fundamental forecast for individual securities. While this strategy generated strong results in the beginning of the year, it was less successful later as the markets were overwhelmed by subprime contagion risk.

The Portfolio did not own any CDOs or subprime and mortgage securities that we considered risky. However, the Portfolio's emphasis on mortgage-related securities - including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage securities - negatively impacted the performance. Such securities, even though not fundamentally impacted by subprime, were caught up in the market contagion and performed poorly.

Our outlook

We expect more cuts in the federal funds rate in coming months. Consumer spending already appears to be slowing and unemployment claims rising. We believe the "pull-back" in lending terms is likely to cut deeper into the economy as consumers and firms face potentially higher lending costs and less favorable terms. While this forecast anticipates a greater degree of stress in the financial markets, we expect the investment-grade fixed-income sector to reach some level of stability in the coming months.

We believe there likely will be a slow recovery in the highest-quality sectors of the market as funding and liquidity conditions improve with the injection of money from central banks around the world. Additionally, in our opinion the recapitalization of the large-bank sector provides a much better credit story going forward for these institutions, even though their earning picture remains unclear.

The recovery in spreads that we forecast for 2008 likely will be gradual and based on the fundamentals relative to pricing. Yield spreads for most sectors are near or in excess of levels reached in prior recessions, where the economy in total was experiencing a much greater drawdown. This is not an easy call outside the valuation assessment; we feel headline news likely will remain negative with expectations of further deterioration in residential and commercial real estate sectors, and the possibility of a recession will loom for some time. One of the big economic questions is whether the potential U.S. recession causes consumers to finally cut their debt burden.
As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. The risks incurred by mortgage securities include, but are not limited to, reinvestment of pre-paid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed. Fixed-income securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Mortgage Securities Portfolio (1)	$11,600
Lehman Brothers Mortgage-Backed Securities Index (2)	$12,105
Lipper Variable Annuity U.S. Mortgage Funds Universe Average (2)	$11,617

		W&R TARGET MORTGAGE SECURITIES PORTFOLIO	LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX	LIPPER VARIABLE ANNUITY U.S. MORTGAGE FUNDS UNIVERSE AVERAGE

Inception 5/27/04		10,000	10,000	10,000
DEC	2004	10,497	10,482	10,414
DEC	2005	10,707	10,756	10,626
DEC	2006	11,218	11,318	11,099
DEC	2007	11,600	12,105	11,617

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

Average Annual Total Return(3)

1-year period ended 12-31-07	3.40%
5-year period ended 12-31-07	––
10-year period ended 12-31-07	––
Since inception of Portfolio (4) through 12-31-07	4.21%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF MORTGAGE SECURITIES PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Mortgage Securities Portfolio had net assets totaling $33,567,438 invested in a diversified portfolio of:

47.42%	Corporate Mortgage-Related Debt Securities
41.27%	United States Government and Government Agency Obligations
11.31%	Cash and Cash Equivalents

Quality Weightings

On December 31, 2007, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

AAA	64.58%
AA	5.78%
A	4.73%
BBB	7.75%
BB	1.51%
Not Rated	4.34%
Cash and Cash Equivalents	11.31%

Ratings reflected in the wheel above are taken from the following sources in order of preference: Standard & Poor's or Moody's.

The Investments of Mortgage Securities Portfolio
December 31, 2007
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Finance Companies
ABFS Mortgage Loan Trust 2001-2,
6.99%, 12-25-31 (A)	$220	$219,313
ABFS Mortgage Loan Trust 2002-4,
7.423%, 12-15-33 (A)	170	159,158
ABN AMRO Mortgage Corporation, Series 2003-2,
5.33023%, 3-25-18 (A)	96	87,518
Banc of America Alternative Loan Trust:
2004-11,
6.0%, 12-25-34	277	278,291
2005-6,
6.0%, 7-25-35	314	311,806
2005-8,
5.57653%, 9-25-35 (A)	209	180,591
2005-8,
5.57653%, 9-25-35 (A)	43	33,230
2005-10,
5.66712%, 11-25-35 (A)	120	90,776
2005-12,
5.80864%, 1-25-36 (A)	168	134,834
2006-4,
6.22456%, 5-25-46 (A)	63	56,352
2006-4,
6.22456%, 5-25-46 (A)	83	50,428
2006-6,
6.0%, 6-25-46	385	369,098
Banc of America Commercial Mortgage Inc.:
Commercial Mortgage Pass-Through Certificates, Series 2002-2,
6.2%, 7-11-43 (B)	140	142,173
Commercial Mortgage Pass-Through Certificates, Series 2003-1,
4.9%, 9-11-36 (B)	450	430,411
Commercial Mortgage Pass-Through Certificates, Series 2004-6,
5.104%, 12-10-42 (A)(B)	100	90,783
Banc of America Commercial Mortgage Trust 2007-1,
5.451%, 1-15-49	250	251,223
Banc of America Funding 2004-2 Trust,
6.5%, 7-20-32	139	140,933
Banc of America Funding Corporation,
5.01122%, 9-20-34 (A)	94	92,364
Banc of America Mortgage 2005-J Trust,
5.08665%, 11-25-35 (A)	230	227,586
Banc of America Mortgage 2007-1 Trust,
6.0%, 3-25-37	218	194,248
Banc of America Mortgage Trust 2004-1,
5.5%, 2-25-34	170	150,235
Banc of America Mortgage Trust 2004-3,
4.875%, 4-25-19	81	75,939
Banc of America Mortgage Trust 2004-7,
5.75%, 8-25-34	100	97,469
Banc of America Structured Securities Trust 2002-X1 F,
6.274%, 10-11-33 (B)	250	255,712
BankAmerica Manufactured Housing Contract Trust,
7.015%, 1-10-28	85	86,798
Bear Stearns Commercial Mortgage Securities Inc.:
Series 2000-WF1 Trust Fund,
6.5%, 2-15-32	150	153,727
Series 2001-TOP2 Trust Fund,
7.25342%, 2-15-35 (A)(B)	500	528,311
C-Bass:
2005-CB3 Trust,
5.109%, 12-25-34 (A)	200	185,474
2005-CB7 Trust,
5.147%, 11-25-35 (A)	78	77,068
2006-CB2 Trust,
5.86%, 12-25-36	285	272,151
2006-MH1 Trust,
5.97%, 10-25-36 (A)(B)	149	152,991
CHEQ Home Equity Loan Trust, Series 2006-S2,
4.975%, 7-25-27 (A)	98	96,617
CHL Mortgage Pass-Through Trust 2003-28,
4.15%, 8-25-33	150	143,208
CHL Mortgage Pass-Through Trust 2003-HYB2,
3.97057%, 7-19-33 (A)	247	238,350
CWHEQ Home Equity Loan Trust, Series 2006-S3,
6.518%, 1-25-29 (A)	215	164,715
Capital Auto Receivables Asset Trust:
2006-1,
7.16%, 1-15-13 (B)	110	112,825
2007-2,
8.3%, 2-15-14 (B)	80	84,478
Centex Home Equity Loan Trust 2005-C,
5.048%, 6-25-35 (A)	210	206,666
Chase Mortgage Finance Trust, Series 2003-S11,
5.5%, 10-25-33	285	282,147
Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2004-2,
6.5%, 8-25-18 (B)	23	23,122
CitiMortgage Alternative Loan Trust:
Series 2006-A7,
6.0%, 12-25-36 (A)	250	223,223
Series 2007-A7,
6.23748%, 7-25-37 (A)	55	30,384
CountryPlace Manufactured Housing Contract Trust 2005-1,
4.8%, 12-15-35 (A)(C)	145	122,570
Credit Suisse First Boston Mortgage Securities Corp.,
6.0%, 11-25-18	42	42,049
DLJ Commercial Mortgage Corp. 1998-CG1,
7.40876%, 6-10-31 (A)(B)	170	181,104
Flagstar Home Equity Loan Trust 2007-1,
5.997%, 1-25-35 (A)(C)	125	114,655
Ford Credit Auto Owner Trust;
2006-B,
7.12%, 2-15-13 (B)	65	62,816
2007-A,
7.05%, 12-15-13 (B)	30	28,652
Global Mortgage Securitization 2005-A Ltd. and Global Mortgage Securitization 2005-A LLC:
5.25%, 4-25-32	85	74,076
5.39374%, 4-25-32 (A)	124	87,158
Global Mortgage Securitization Ltd. and Global Mortgage Securitization, LLC,
5.25%, 11-25-32 (C)	164	153,501
Green Tree Financial Corporation:
7.65%, 4-15-19	141	142,669
9.0%, 6-15-25	110	116,049
7.95%, 8-15-25	84	86,922
Hilton Hotel Pool Trust:
5.725%, 10-3-15 (A)(B)	100	100,137
7.653%, 10-3-15 (B)	220	238,989
Home Equity Loan Trust 2003-HS2,
5.09%, 7-25-33 (A)	30	28,774
Hometown Commercial Capital, LLC Hometown Commercial Mortgage Pass-Through Notes 2006-1,
5.506%, 11-11-38 (C)	193	192,210
J.P. Morgan Alternative Loan Trust 2006-A6,
5.95%, 11-25-36 (A)	250	235,549
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
6.2207%, 10-12-37 (B)	200	208,946
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8,
5.37%, 5-15-45	304	304,960
J.P. Morgan Mortgage Acquisition Trust:
2006-CW2,
5.932%, 8-25-36 (A)	270	256,265
2006-WF1,
6.41%, 7-25-36 (A)	250	237,021
J.P. Morgan Mortgage Trust:
2005-S2,
5.67186%, 9-25-35 (A)	191	165,514
2006-A2,
3.75513%, 11-25-33 (A)	122	120,441
2006-A6,
6.04534%, 10-25-36 (A)	225	228,605
2006-S3,
6.187%, 8-25-36	390	337,453
2006-S3,
6.5%, 8-25-36	160	162,075
2007-A1,
4.81484%, 7-25-35 (A)	298	279,502
LB-UBS Commercial Mortgage Trust 2003-C3,
4.846%, 2-15-37 (A)(B)	100	95,365
Lehman ABS Manufactured Housing Contract Trust 2001-B,
3.01%, 3-15-10	116	115,799
Lehman XS Trust, Series 2005-8,
5.69%, 12-25-35	315	311,921
MASTR Asset Securitization Trust 2003-10,
5.5%, 11-25-33	172	169,843
Mid-State Capital Corporation 2004-1 Trust,
6.005%, 8-15-37	124	121,026
NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2,
5.0%, 8-20-30 (B)	100	90,455
Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series1998-D6,
6.0%, 3-15-30 (B)	350	345,205
Office Portfolio Trust, Commerical Mortgage Pass-Through Certificates, Series 2001-HRPT,
6.778%, 2-3-16 (B)	320	324,425
Origen Manufactured Housing Contract Trust:
2004-A,
5.7%, 1-15-35	100	100,019
2004-A, Class A-2,
3.38%, 8-15-17	208	207,512
2004-B,
4.75%, 8-15-21	100	98,746
2005-A,
4.97%, 10-15-21	105	106,696
2005-B,
5.605%, 5-15-22	35	35,355
2005-B,
5.91%, 1-15-37	100	98,002
PHH Alternative Mortgage Trust, Series 2007-1, Class II-B-2,
6.0%, 2-25-37	99	78,545
RALI Series 2003-QS10 Trust,
5.5%, 5-25-33	230	224,256
RALI Series 2003-QS11 Trust,
5.75%, 6-25-33	211	192,414
RAMP Series 2005-RS1 Trust,
5.145%, 1-25-35 (A)	225	197,978
RASC Series 2003-KS10 Trust,
6.41%, 12-25-33	29	21,815
RBSGC Mortgage Loan Trust 2007-B,
5.45118%, 7-25-35 (A)	298	292,932
RESI Finance Limited Partnership 2003-C and RESI Finance DE Corporation 2003-C,
6.6425%, 9-10-35 (A)(C)	126	116,520
RFMSI Series 2004-S5 Trust,
4.5%, 5-25-19	82	76,199
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2005-21,
5.4%, 11-25-35 (A)	144	142,335
Structured Asset Securities Corporation:
5.54%, 11-25-32 (A)	23	22,375
5.25%, 8-25-33	138	115,940
5.63%, 5-25-34 (A)	72	72,292
6.0%, 6-25-34 (A)	198	202,298
Wachovia Bank Commercial Mortgage Trust (The)
4.942%, 11-15-34 (B)	105	96,682
Wells Fargo Alternative Loan 2007-PA3 Trust:
6.20127%, 7-25-37 (A)	154	132,908
6.20133%, 7-25-37 (A)	120	94,362
Wells Fargo Mortgage Backed Securities 2004-1 Trust (The),
5.5%, 2-25-34	141	128,271

TOTAL CORPORATE DEBT SECURITIES - 47.42%		$15,919,879

(Cost: $16,601,420)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 0.44%
Federal National Mortgage Association,
2.5%, 6-15-08 (D)	150	148,667

Mortgage-Backed Obligations - 39.33%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO,
5.0%, 6-15-31	108	105,945
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.0%, 5-1-18	275	275,416
5.5%, 6-1-19	145	147,253
5.3%, 1-15-33	228	227,375
6.0%, 10-1-33	514	524,474
5.5%, 2-1-35	178	178,134
5.0%, 5-15-35	270	234,595
5.0%, 8-1-35	352	343,330
6.5%, 1-1-38	700	719,468
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 3-1-18	158	160,338
5.0%, 10-1-18	150	150,637
5.5%, 9-1-19	98	99,039
7.0%, 11-1-32	152	161,288
6.0%, 6-1-33	359	365,523
6.0%, 12-1-33	246	250,917
5.5%, 1-1-34	144	144,435
5.5%, 1-1-34	140	140,680
6.0%, 1-1-34	1,100	1,116,843
5.0%, 2-1-34	326	319,009
5.5%, 2-1-34	329	329,722
6.0%, 4-1-34	162	165,195
5.5%, 7-1-34	315	315,135
5.5%, 9-1-34	94	94,067
6.5%, 9-1-34	59	60,971
5.5%, 11-1-34	255	255,392
6.0%, 11-1-34	85	86,019
6.5%, 11-1-34	174	179,026
6.5%, 11-1-34	117	120,208
6.0%, 12-1-34	422	429,041
5.5%, 2-1-35	491	491,627
6.5%, 3-1-35	114	118,042
6.0%, 4-1-35	164	166,522
5.0%, 7-1-35	77	75,604
5.5%, 7-1-35	194	193,384
5.5%, 10-1-35	519	518,931
5.5%, 10-1-35	159	158,935
6.5%, 2-1-36	83	86,246
6.5%, 6-1-36	151	154,742
6.0%, 8-1-36	359	364,469
6.5%, 1-1-37	400	411,125
6.5%, 9-1-37	332	341,009
Government National Mortgage Association Agency REMIC/CMO (Interest Only),
0.96249%, 6-17-45 (A)	1,505	64,814
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.25%, 7-15-24	95	98,315
5.5%, 12-15-34	348	350,455
5.0%, 1-1-35	660	650,306
5.5%, 1-1-35	750	755,391
Government National Mortgage Association Non-Agency REMIC/CMO,
5.008%, 12-16-25	500	501,367
		13,200,759
Treasury Obligations - 1.50%
United States Treasury Note,
3.625%, 12-31-12	500	503,750

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 41.27%		$13,853,176

(Cost: $13,832,277)

SHORT-TERM SECURITIES

Commercial Paper
Aluminum - 2.99%
Alcoa Incorporated,
5.42%, 1-14-08	1,005	1,003,033

Finance Companies - 2.97%
Toyota Motor Credit Corporation,
4.28%, 2-4-08	1,000	995,958

Security and Commodity Brokers - 2.97%
American Express Credit Corp.,
4.3%, 1-23-08	1,000	997,372

Total Commercial Paper - 8.93%		2,996,363

United States Government and Government Agency Obligations - 12.87%
Federal Home Loan Bank,
3.15%, 1-2-08	1,822	1,821,841
United States Treasury Bills,
1.8%, 1-10-08	2,500	2,498,875
		4,320,716

TOTAL SHORT-TERM SECURITIES - 21.80%		$7,317,079

(Cost: $7,317,079)

TOTAL INVESTMENT SECURITIES - 110.49%		$37,090,134

(Cost: $37,750,776)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (10.49%)		(3,522,696)

NET ASSETS - 100.00%		$33,567,438

Notes to Schedule of Investments

Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
(A)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $3,593,582 or 10.71% of net assets.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At December 31, 2007, the total value of these securities amounted to $699,456 or 2.08% of net assets.
(D)Security serves as collateral for the following open futures contract at December 31, 2007 (See Note 6 to financial statements):
Description	Type	Expiration Date	Number of Contracts	Market Value	Unrealized Appreciation

U.S. 10 Year Treasury Note	Long	3-19-08	2	$226,781	$803

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MORTGAGE SECURITIES PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $37,751) (Notes 1 and 3)	$37,090
Cash	4,319
Receivables:
Interest	133
Portfolio shares sold	36
Variation margin - futures (Note 6)	1

Total assets	41,579

LIABILITIES
Payable for investment securities purchased	7,963
Payable to Portfolio shareholders	32
Accrued accounting services fee (Note 2)	2
Accrued management fee (Note 2)	1
Accrued shareholder servicing (Note 2)	1
Accrued service fee (Note 2)	–– *
Other	13

Total liabilities	8,012

Total net assets	$33,567

NET ASSETS
$0.001 par value capital stock:
Capital stock	$7
Additional paid-in capital	34,150
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	300
Accumulated undistributed net realized loss on investment transactions	(230)
Net unrealized depreciation in value of investments	(660)

Net assets applicable to outstanding units of capital	$33,567

Net asset value, redemption and offering price per share	$4.9813

Capital shares outstanding	6,739
Capital shares authorized	20,000

*Not shown due to rounding

See Notes to Financial Statements.

Statement of Operations
      MORTGAGE SECURITIES PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$1,680

Expenses (Note 2):
Investment management fee	147
Service fee	74
Accounting services fee	26
Audit fees	14
Custodian fees	11
Legal fees	2
Shareholder servicing	1
Other	9

Total expenses	284

Net investment income	1,396

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	68
Realized net loss on futures	(27)

Realized net gain on investments	41

Unrealized depreciation in value of securities during the period	(429)
Unrealized depreciation in value of futures during the period	(11)

Unrealized depreciation in value of investments during the period	(440)

Net loss on investments	(399)

Net increase in net assets resulting from operations	$997

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MORTGAGE SECURITIES PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,396	$1,344
Realized net gain (loss) on investments	41	(105)
Unrealized appreciation (depreciation)	(440)	97

Net increase in net assets resulting from operations	997	1,336

Distributions to shareholders from (Note 1E):(1)
Net investment income	(1,100)	(1,340)
Realized gains on investment transactions	(––)	(––)

	(1,100)	(1,340)

Capital share transactions (2)	4,107	1,476

Total increase	4,004	1,472
NET ASSETS
Beginning of period	29,563	28,091

End of period	$33,567	$29,563

Undistributed net investment income	$300	$4

(1)See "Financial Highlights" on page 243

(2)Shares issued from sale of shares	2,462	1,648
Shares issued from reinvestment of dividend and/or capital gains distribution	221	269
Shares redeemed	(1,878)	(1,624)

Increase in outstanding capital shares	805	293

Value issued from sale of shares	$12,476	$8,355
Value issued from reinvestment of dividend and/or capital gains distribution	1,100	1,340
Value redeemed	(9,469)	(8,219)

Increase in outstanding capital	$4,107	$1,476

See Notes to Financial Statements.

Financial Highlights
      MORTGAGE SECURITIES PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,	For the period from 5-27-04(1) through
2007	2006	2005	12-31-04

Net asset value, beginning of period	$4.9818	$4.9801	$5.0791	$5.0000

Income (loss) from investment operations:
Net investment income	0.2127	0.2373	0.2010	0.1009
Net realized and unrealized gain (loss) on investments	(0.0444)	0.0010	(0.0990)	0.1476

Total from investment operations	0.1683	0.2383	0.1020	0.2485

Less distributions from:
Net investment income	(0.1688)	(0.2366)	(0.2010)	(0.1009)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0685)

Total distributions	(0.1688)	(0.2366)	(0.2010)	(0.1694)

Net asset value, end of period	$4.9813	$4.9818	$4.9801	$5.0791

Total return	3.40%	4.77%	2.00%	4.97%
Net assets, end of period (in millions)	$34	$30	$28	$21
Ratio of expenses to average net assets including expense waiver	0.96%	0.97%	1.00%	0.71	%(2)
Ratio of net investment income to average net assets including expense waiver	4.73%	4.76%	4.21%	4.02	%(2)
Ratio of expenses to average net assets excluding expense waiver	0.96	%(3)	0.97	%(3)	1.00	%(3)	0.97	%(2)
Ratio of net investment income to average net assets excluding expense waiver	4.73	%(3)	4.76	%(3)	4.21	%(3)	3.76	%(2)
Portfolio turnover rate	138%	158%	202%	184%

(1)Commencement of operations.
(2)Annualized.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Managers' Discussion of
Real Estate Securities Portfolio
      December 31, 2007

W&R Target Funds, Inc. - Real Estate Securities Portfolio is subadvised by Advantus Capital Management, Inc.

Below, Joseph R. Betlej, CFA, and Lowell R. Bolken, CFA, portfolio managers of the W&R Target Funds, Inc. - Real Estate Securities Portfolio, discuss the Portfolio's positioning, performance and results for the fiscal year ended December 31, 2007. Mr. Betlej has managed the Portfolio since its inception in 2004 and has 23 years of industry experience. Mr. Bolken has managed the Portfolio for two years and has 18 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio fell 16.07 percent for the 12 months ended December 31, 2007, less than its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which declined 17.68 percent. The index reflects the performance of securities that generally represent the commercial real estate market. The Lipper Variable Annuity Real Estate Funds Universe Average (reflecting the universe of funds with similar investment objectives) fell 14.82 percent for the fiscal year.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
X			MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

After a seven-year bull market, real estate securities hit a wall of economic and credit-related concerns and faced a substantial correction. The momentum of recent years' positive performance continued through early February, when the Portfolio's benchmark was up approximately 13 percent. This great amount of steam could not withstand the blows dealt by the subprime debacle, weakening economy, housing market downturn, repricing of risk in the market and the subsequent drying up of the credit markets. The result was one of the worst years of performance ever for real estate stocks. In a difficult market, we were able to preserve capital to a somewhat greater extent than the benchmark because of active risk management and a value-oriented approach. Weak stock selection resulted in losses that were greater than our peers.

Economy and debt markets hurt real estate stocks

Reasons for the poor performance delivered by real estate stocks include performance fatigue and the sector rotation that typically follows. The collapse of the debt market, the end of the robust merger and acquisition market for real estate investment trusts (REITs) and deflation of the debt-driven price speculation in the real estate markets also contributed. The weakened economy and prospects for slowing earnings growth were additional factors, and the REIT group's classification as financial stocks - a sector that was punished due primarily to subprime lending concerns - did not help, either.

What this has set up is a disparity in how real estate has traded in the public versus private markets. The private market for real estate can be referred to as the "spot" market. The pricing here has remained fairly stable; owners of real estate continue to see earnings growth at the property level and, barring the need to refinance, have little reason to sell in today's market. The public market (stock market) for real estate could be said to represent the "futures" market or a market that anticipates where pricing is moving. It is clear that the pendulum swung too far when expected returns on private market real estate became extremely low (driving prices higher) at the beginning of the year; it appears that the markets have swung too far on the upside more recently. While we expect that the dislocation in the financing markets will have some impact on real estate valuation, we believe the market may have overshot, particularly for the high quality real estate that is typically held by many REITs.

Generally, property types with longer leases (industrial and retail, for example) generated better performance for the year, while shorter rentals (apartments, self-storage and hotels) had weaker returns. Small-capitalization stocks outperformed during the first half of the year. The larger, more liquid names sold off early as the momentum players left the market, but those large-capitalization stocks outperformed in the second half of the year after the earlier weakness positioned them as better values.

Because many of the problems in the market were generated by excesses in financing, publicly traded real estate companies in general have remained disciplined, keeping their debt levels modest relative to the private market participants. For most, debt coverage is strong and near-term maturities of debt are minimal, leaving these companies in an enviable position - REITs with well-positioned balance sheets can take advantage of market opportunities as they arise. Of note, net inflows into real estate mutual funds turned negative for the first time in seven years during 2007.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

ProLogis	Simon Property Group, Inc.
Simon Property Group, Inc.	ProLogis
Vornado Realty Trust	Public Storage, Inc.
Boston Properties, Inc.	Archstone-Smith Trust
Public Storage, Inc.	Vornado Realty Trust
AvalonBay Communities, Inc.	Host Hotels & Resorts, Inc.
Equity Residential	Boston Properties, Inc.
Kimco Realty Corporation	Brookfield Properties Corporation
Host Hotels & Resorts, Inc.	Kimco Realty Corporation
Brookfield Properties Corporation	AvalonBay Communities, Inc.

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

A shift to quality

Reflecting some of the market's momentum, the Portfolio started out the year in a more aggressive stance, but shifted to a more defensive posture around mid-year due to uncertainty of real estate pricing and underlying fundamentals. It was an advantage to be nimble in the markets as there was a tremendous amount of volatility to trade around in REITs. As the year rolled on, the Portfolio shifted to higher quality names - companies with well-diversified portfolios, time-tested management, strong balance sheets and assets located in supply-constrained markets were favored. We believed their stock prices would be more resilient. Additionally, the Portfolio increased its exposure to less economically sensitive groups, such as property types with longer lease terms or groups such as health care, where tenant demand has little to do with economic strength. In contrast, we reduced exposure to apartments, hotels, self-storage and developers in the expectation that their earnings would slow at a more rapid pace than their peers.

Within sectors, we made additional adjustments. Apartments in high-price housing markets were favored; as financing and terms deteriorated in the past year, demand increased for apartments in those regions. Retail exposure was focused on companies serving less-economically sensitive higher income consumers, particularly in companies owning the most productive assets. Suburban office companies were shunned, because that space is more of a commodity when compared to their central business district office company peers. Additionally, exposure to developers was reduced later in the year as we saw new construction slow and expectations for contracting development profits became clear. Stock picking drove performance. Our top holding in nine of the 13 property types generated the best performance within their respective groups.

Our outlook

We believe concerns about the economy and a strike in the capital markets could lay heavily on REITs near term. These factors leave us focused on individual stock opportunities in the short run, waiting for the capital market machine to restart for real estate. Volatility, however, will continue to be present, in our opinion, as the market digests many economic variables. We feel speculation by many economists that the U.S. may be approaching a recession could be the biggest impact on REITs in the coming year. If a recession is evident, it could lead to deteriorating fundamentals for the group. While broader market earnings could see a larger impact than that of real estate companies, we believe a swoon in the broader market would likely hinder aggressive buying of REITs.

Dissipation of the recession threat and a reopening of the credit markets could, however, lead to a sustained rally in the group. Commercial real estate rents tend to lag the U.S. economy and still continue to show modest growth - though below the 2006 peaks - despite the recession concern. Another positive is that the shrinking of capital market availability has evidenced a significant slowdown in new construction starts. Lesser amounts of new building should favor owners of existing real estate. Finally, we feel an attractive dividend yield may help to lure more investors to real estate stocks.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Real Estate Securities Portfolio (1)	$16,053
Dow Jones Wilshire Real Estate Securities Index (2)	$16,511
Lipper Variable Annuity Real Estate Funds Universe Average (2)	$17,014

		W&R TARGET REAL ESTATE SECURITIES PORTFOLIO	DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX	LIPPER VARIABLE ANNUITY REAL ESTATE FUNDS UNIVERSE AVERAGE

Inception 5/27/04		10,000	10,000	10,000
DEC	2004	13,266	12,987	12,999
DEC	2005	14,703	14,783	14,695
DEC	2006	19,126	20,056	19,975
DEC	2007	16,053	16,511	17,014

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

Average Annual Total Return(3)

1-year period ended 12-31-07	-16.07%
5-year period ended 12-31-07	––
10-year period ended 12-31-07	––
Since inception of Portfolio (4) through 12-31-07	14.06%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF REAL ESTATE SECURITIES PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Real Estate Securities Portfolio had net assets totaling $48,303,290 invested in a diversified portfolio of:

92.89%	Domestic Common Stocks
4.33%	Cash and Cash Equivalents
2.78%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Shelter Stocks	$89.37
Cash and Cash Equivalents	$4.33
Business Equipment and Services Stocks	$3.90
Miscellaneous Stocks (1)	$1.25
Consumer Services Stocks	$1.15

(1)Includes $0.35 Health Care Stocks and $0.90 Multi-Industry Stocks.

The Investments of Real Estate Securities Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Business Equipment and Services - 3.90%
Brookfield Properties Corporation	69,825	$1,344,131
Forest City Enterprises, Inc., Class A	12,226	543,324
		1,887,455
Health Care - General - 0.35%
Brookdale Senior Living, Inc.	6,000	170,460

Hotels and Gaming - 1.15%
Marriott International, Inc., Class A	6,700	229,006
Starwood Hotels & Resorts Worldwide, Inc.	7,400	325,822
		554,828
Multiple Industry - 0.90%
DuPont Fabros Technology, Inc.*	11,600	227,360
Macquarie Infrastructure Company Trust	5,100	206,703
		434,063
Real Estate Investment Trust - 89.37%
AMB Property Corporation	20,500	1,179,980
Acadia Realty Trust	12,400	317,564
Alexandria Real Estate Equities, Inc.	7,000	711,690
American Campus Communities, Inc.	19,200	515,520
Apartment Investment and Management Company, Class A	3,100	107,663
AvalonBay Communities, Inc.	16,200	1,525,068
BRE Properties, Inc., Class A	9,900	401,247
BioMed Realty Trust, Inc.	16,343	378,667
Boston Properties, Inc.	22,500	2,065,725
Brandywine Realty Trust	16,100	288,673
Camden Property Trust	13,100	630,765
Corporate Office Properties Trust	23,600	743,400
DCT Industrial Trust Inc.	40,600	377,986
Developers Diversified Realty Corporation	25,000	957,250
Digital Realty Trust, Inc.	24,100	924,717
Douglas Emmett, Inc.	17,700	400,197
EastGroup Properties, Inc.	7,900	330,615
Equity Residential	38,300	1,396,801
Essex Property Trust, Inc.	11,900	1,160,131
Extra Space Storage Inc.	14,300	204,347
Federal Realty Investment Trust	11,000	903,650
General Growth Properties, Inc.	19,988	823,106
Gramercy Capital Corp.	8,700	211,497
Health Care Property Investors, Inc.	34,400	1,196,432
Health Care REIT, Inc.	11,300	504,997
Healthcare Realty Trust Incorporated	11,200	284,368
Hersha Hospitality Trust	27,200	258,400
Home Properties, Inc.	8,400	376,740
Hospitality Properties Trust	5,700	183,654
Host Hotels & Resorts, Inc.	80,268	1,367,767
iStar Financial Inc.	8,800	229,240
Kilroy Realty Corporation	13,000	714,480
Kimco Realty Corporation	38,000	1,383,200
LaSalle Hotel Properties	11,100	354,090
Liberty Property Trust	16,800	484,008
Macerich Company (The)	17,000	1,208,020
Maguire Properties, Inc.	15,300	450,891
Mid-America Apartment Communities, Inc.	7,800	333,450
National Retail Properties, Inc.	11,700	273,546
Nationwide Health Properties, Inc.	14,700	461,580
PS Business Parks, Inc.	9,100	478,205
ProLogis	55,402	3,511,379
Public Storage, Inc.	26,900	1,974,729
Regency Centers Corporation	11,800	760,982
SL Green Realty Corp.	13,300	1,243,018
Simon Property Group, Inc.	39,500	3,430,970
Strategic Hotels & Resorts, Inc.	12,100	202,433
Sunstone Hotel Investors, Inc.	10,700	195,703
Tanger Factory Outlet Centers, Inc.	7,100	267,741
Taubman Centers, Inc.	14,200	698,498
Ventas, Inc.	20,900	945,725
Vornado Realty Trust	29,900	2,629,705
Washington Real Estate Investment Trust	6,600	207,306
		43,167,516

TOTAL COMMON STOCKS - 95.67%		$46,214,322

(Cost: $45,313,480)

SHORT-TERM SECURITIES - 3.31%	Principal Amount in Thousands

United States Government Agency Obligations
Federal Home Loan Bank,
3.15%, 1-2-08	$1,598	$1,597,860
(Cost: $1,597,860)

TOTAL INVESTMENT SECURITIES - 98.98%		$47,812,182

(Cost: $46,911,340)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.02%		491,108

NET ASSETS - 100.00%		$48,303,290

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      REAL ESTATE SECURITIES PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $46,911) (Notes 1 and 3)	$47,812
Cash	8
Receivables:
Dividends and interest	419
Investment securities sold	158
Portfolio shares sold	39

Total assets	48,436

LIABILITIES
Payable for investment securities purchased	88
Payable to Portfolio shareholders	34
Accrued accounting services fee (Note 2)	2
Accrued shareholder servicing (Note 2)	2
Accrued management fee (Note 2)	1
Accrued service fee (Note 2)	1
Other	5

Total liabilities	133

Total net assets	$48,303

NET ASSETS
$0.001 par value capital stock:
Capital stock	$7
Additional paid-in capital	46,554
Accumulated undistributed income:
Accumulated undistributed net investment income	380
Accumulated undistributed net realized gain on investment transactions	461
Net unrealized appreciation in value of investments	901

Net assets applicable to outstanding units of capital	$48,303

Net asset value, redemption and offering price per share	$6.9867

Capital shares outstanding	6,914
Capital shares authorized	20,000

See Notes to Financial Statements.

Statement of Operations
      REAL ESTATE SECURITIES PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $7)	$1,348
Interest and amortization	72

Total income	1,420

Expenses (Note 2):
Investment management fee	537
Service fee	149
Accounting services fee	40
Custodian fees	15
Audit fees	14
Legal fees	3
Shareholder servicing	2
Other	17

Total expenses	777

Net investment income	643

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	2,097
Unrealized depreciation in value of investments during the period	(12,974)

Net loss on investments	(10,877)

Net decrease in net assets resulting from operations	$(10,234)

See Notes to Financial Statements.

Statement of Changes in Net Assets
      REAL ESTATE SECURITIES PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$643	$447
Realized net gain on investments	2,097	1,870
Unrealized appreciation (depreciation)	(12,974)	9,143

Net increase (decrease) in net assets resulting from operations	(10,234)	11,460

Distributions to shareholders from (Note 1E):(1)
Net investment income	(310)	(400)
Realized gains on investment transactions	(2,186)	(1,431)

	(2,496)	(1,831)

Capital share transactions(2)	1,261	17,625

Total increase (decrease)	(11,469)	27,254
NET ASSETS
Beginning of period	59,772	32,518

End of period	$48,303	$59,772

Undistributed net investment income	$380	$47

(1)See "Financial Highlights" on page 255

(2)Shares issued from sale of shares	1,647	2,295
Shares issued from reinvestment of dividend and/or capital gains distribution	357	209
Shares redeemed	(1,900)	(365)

Increase in outstanding capital shares	104	2,139

Value issued from sale of shares	$14,670	$18,645
Value issued from reinvestment of dividend and/or capital gains distribution	2,496	1,831
Value redeemed	(15,905)	(2,851)

Increase in outstanding capital	$1,261	$17,625

See Notes to Financial Statements.

Financial Highlights
      REAL ESTATE SECURITIES PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,	For the period from 5-27-04(1) through
2007	2006	2005	12-31-04

Net asset value, beginning of period	$8.7770	$6.9610	$6.5176	$5.0000

Income (loss) from investment operations:
Net investment income	0.0938	0.0367	0.0779	0.0396
Net realized and unrealized gain (loss) on investments	(1.5033)	2.0572	0.6278	1.5935

Total from investment operations	(1.4095)	2.0939	0.7057	1.6331

Less distributions from:
Net investment income	(0.0473)	(0.0607)	(0.0954)	(0.0349)
Capital gains	(0.3335)	(0.2172)	(0.1669)	(0.0806)

Total distributions	(0.3808)	(0.2779)	(0.2623)	(0.1155)

Net asset value, end of period	$6.9867	$8.7770	$6.9610	$6.5176

Total return	-16.07%	30.08%	10.83%	32.66%
Net assets, end of period (in millions)	$48	$60	$33	$19
Ratio of expenses to average net assets including expense waiver	1.30%	1.31%	1.38%	1.21	%(2)
Ratio of net investment income to average net assets including expense waiver	1.08%	1.03%	1.26%	2.14	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.30	%(3)	1.31	%(3)	1.38	%(3)	1.55	%(2)
Ratio of net investmentincome to average net assets excluding expense waiver	1.08	%(3)	1.03	%(3)	1.26	%(3)	1.80	%(2)
Portfolio turnover rate	50%	32%	48%	53%

(1)Commencement of operations.
(2)Annualized.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of
Science and Technology Portfolio
      December 31, 2007

Below, Zachary H. Shafran, portfolio manager of the W&R Target Funds, Inc. -- Science and Technology Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2007. He has managed the Portfolio for seven years and has 19 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio rose 24.37 percent for the fiscal year, compared with the S&P GSTI Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which increased 16.94 percent for the same period, and the Lipper Variable Annuity Science & Technology Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 17.35 percent for the year. Please note that the S&P GSTI recently changed its name from the Goldman Sachs Technology Industry Composite in connection with the purchase of the index by Standard & Poor's.

Managed care aided results

We believe our strong results offer solid evidence that our management strategy focused on stock selection worked in 2007. We are hopeful that the effective implementation of our strategy has further potential to contribute positively to performance.

In analyzing the Portfolio's strong performance over the course of the fiscal year, stock selection rises to the top as the most significant contributor. From a sector standpoint, the Portfolio historically has had a significant overweight position within health care -- and this last year was no different. This positioning, coupled with stock selection (specifically with regard to our overweight positions in managed care organizations and hospital management), helped our out-performance. Within the technology sector, stock selection also contributed to the out-performance as the Portfolio was underweight traditional technology sectors (notably semiconductors) but overweight what we consider to be applied technology (those companies who are utilizing technology to significantly grow their business). We were also the beneficiary of substantial global liquidity by way of merger-and-acquisition activity.

Our stock selection philosophy has two main tenets, which continue to be our primary focus. First, we aim to identify what we believe are the strongest secular trends within industries. Second, we then apply bottom-up research to specific companies in order to identify what we feel are the right stocks in which to invest. Important secular themes identified during the year that led to our strong performance included the shift toward Internet advertising, open-source software adoption, modernization of the health care system, alternative energy and the continued proliferation of wireless technologies.

Our outlook

An important aspect of our strategy is that we believe it has the capability to be accommodative with most macroeconomic environments. This past year had some significant headwinds, including rising energy prices, rising food prices, a slowing housing market, credit market unrest and an array of geopolitical issues. We feel that many of these conditions likely will continue, if not become even more pronounced, in the year ahead. As such, the initial outlook for the year ahead does warrant some caution. Federal Reserve interest rate policy looks as if it will continue to be accommodative, though we believe that it will likely take some time to address the many challenges before us. Continued growth in emerging markets' gross domestic product remains an important macro factor that should continue to play an ever larger role in the composition of the Portfolio as we try to identify additional opportunities around the globe.

With a relatively cautious outlook entering the new year we will continue to be ever vigilant in our focus on disciplined stock selection. Identifying stocks that we feel are benefiting from the world's strongest secular trends in an effort to produce superior returns will once again be our mantra throughout 2008.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Research in Motion Limited	Alliance Data Systems Corporation
Cerner Corporation	Cerner Corporation
Noble Energy, Inc.	Research in Motion Limited
Cree, Inc.	Triad Hospitals, Inc.
Archer Daniels Midland Company	Symbol Technologies, Inc.
Aspen Technology, Inc.	WellCare Health Plans, Inc.
Lawson Software, Inc.	CheckFree Corporation
Apple Inc.	Noble Energy, Inc.
ESCO Technologies Inc.	Archer Daniels Midland Company
Euronet Worldwide, Inc.	Samsung Electronics Co., Ltd.

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Science and Technology Portfolio (1)	$50,522
S&P GSTI Composite Index	$17,479
Lipper Variable Annuity Science & Technology Funds Universe Average	$19,315

		W&R TARGET SCIENCE & TECHNOLOGY PORTFOLIO	S&P GSTI COMPOSITE INDEX	LIPPER VARIABLE ANNUITY SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000
DEC	1998	14,605	16,913	14,204
DEC	1999	40,114	31,942	29,170
DEC	2000	31,631	19,856	21,718
DEC	2001	27,863	14,183	15,043
DEC	2002	21,179	8,471	8,999
DEC	2003	27,630	13,062	13,465
DEC	2004	32,120	13,442	14,162
DEC	2005	37,659	13,714	15,037
DEC	2006	40,623	14,947	16,459
DEC	2007	50,522	17,479	19,315

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	24.37%
5-year period ended 12-31-07	18.99%
10-year period ended 12-31-07	17.58%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Science and Technology Portfolio had net assets totaling $396,430,409 invested in a diversified portfolio of:

65.12%	Domestic Common Stocks
17.90%	Cash and Cash Equivalents and Options
16.98%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Technology Stocks	$29.13
Cash and Cash Equivalents and Options	$17.90
Health Care Stocks	$13.15
Consumer Durables Stocks	$11.18
Business Equipment and Services Stocks	$10.79
Energy Stocks	$6.99
Consumer Nondurables Stocks	$5.86
Miscellaneous Stocks (1)	$5.00

(1)Includes $1.21 Capital Goods Stocks, $0.93 Multi-Industry Stocks, $2.37 Raw Materials Stocks and $0.49 Retail Stocks.

The Investments of Science and Technology Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Business Equipment and Services - 4.71%
Euronet Worldwide, Inc.*	334,750	$10,032,457
Global Cash Access, Inc.*	464,800	2,816,688
Telvent GIT, S.A.	168,500	4,777,818
Veraz Networks, Inc.*	216,000	1,045,440
		18,672,403
Chemicals - Petroleum and Inorganic - 2.37%
E.I. du Pont de Nemours and Company	212,900	9,386,761

Communications Equipment - 1.09%
Marvell Technology Group Ltd.*	310,100	4,339,850

Computers - Micro - 3.78%
Apple Inc.*	58,400	11,567,580
Dell Inc.*	139,100	3,411,427
		14,979,007
Computers - Peripherals - 11.19%
ACI Worldwide, Inc.*	508,200	9,691,374
Aspen Technology, Inc.*	909,400	14,786,844
Intuit Inc.*	176,900	5,596,231
Lawson Software, Inc.*	1,176,850	12,050,944
Netezza Corporation*	161,700	2,231,460
		44,356,853
Consumer Electronics - 11.18%
Garmin Ltd. (A)	98,800	9,593,974
Nintendo Co., Ltd. (B)	8,000	4,790,762
Research In Motion Limited (A)*	264,200	29,956,317
		44,341,053
Defense - 2.67%
ESCO Technologies Inc.*	264,700	10,572,118

Electrical Equipment - 1.21%
Power-One, Inc.*	859,800	3,439,200
Ultralife Batteries, Inc.*	68,000	1,368,160
		4,807,360
Electronic Components - 10.40%
Cree, Inc.*	662,000	18,191,760
IPG Photonics Corporation*	84,500	1,692,112
MediaTek Incorporation (B)	349,125	4,531,645
PMC-Sierra, Inc.*	922,700	6,043,685
Samsung Electronics Co., Ltd. (B)	15,700	9,325,570
Syntax-Brillian Corporation*	471,100	1,458,055
		41,242,827
Food and Related - 5.86%
Archer Daniels Midland Company	337,000	15,646,910
Bunge Limited	65,000	7,566,650
		23,213,560
Health Care - Drugs - 2.80%
Animal Health International, Inc.*	358,700	4,415,597
Forest Laboratories, Inc.*	183,800	6,699,510
		11,115,107
Health Care - General - 0.74%
TranS1 Inc.*	83,100	1,365,749
Volcano Corporation*	126,700	1,585,017
		2,950,766
Hospital Supply and Management - 9.61%
Cerner Corporation (A)*	434,400	24,495,816
HMS Holdings Corp.*	215,300	7,140,424
HealthSouth Corporation*	307,080	6,448,680
		38,084,920
Multiple Industry - 0.93%
Pentair, Inc.	106,200	3,696,822

Petroleum - International - 5.86%
Noble Energy, Inc.	292,100	23,227,792

Petroleum - Services - 1.13%
ION Geophysical Corporation*	284,900	4,495,722

Retail - Specialty Stores - 0.49%
Conn's, Inc.*	112,700	1,931,114

Timesharing and Software - 6.08%
Eclipsys Corporation*	264,600	6,685,119
Fidelity National Information Services, Inc.	179,800	7,477,882
Google Inc., Class A*	14,350	9,921,805
		24,084,806

TOTAL COMMON STOCKS - 82.10%		$325,498,841

(Cost: $240,257,329)

PUT OPTIONS	Number of Contracts

Cerner Corporation, January 55, Expires 1-21-08	31	2,995
Garmin Ltd., January 85, Expires 1-21-08	237	24,174
Garmin Ltd., April 90, Expires 4-21-08	751	660,880
Research In Motion Limited, March 110, Expires 3-24-08	309	288,019

TOTAL PUT OPTIONS - 0.25%		$976,068

(Cost: $973,901)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Aluminum - 1.26%
Alcoa Incorporated,
5.42%, 1-14-08	$5,000	4,990,214

Construction Materials - 1.26%
Black & Decker Corp.,
5.57%, 1-9-08	5,000	4,993,811

Containers - 1.25%
Bemis Company, Inc.,
4.26%, 2-1-08	5,000	4,981,658

Electrical Equipment - 0.63%
Emerson Electric Co.,
4.05%, 1-14-08	2,500	2,496,344

Food and Related - 4.28%
Campbell Soup Co.,
4.55%, 1-4-08	5,000	4,998,104
ConAgra Foods, Inc.,
5.45%, 1-17-08	4,000	3,990,311
General Mills, Inc.:
5.5%, 1-11-08	3,004	2,999,411
5.48%, 1-23-08	5,000	4,983,256
		16,971,082
Forest and Paper Products - 1.48%
Sonoco Products Co.,
4.95%, 1-2-08	5,885	5,884,191

Multiple Industry - 0.76%
Honeywell International Inc.,
3.5%, 1-2-08	3,000	2,999,708

Retail - General Merchandise - 1.26%
Home Depot Inc.,
5.55%, 1-10-08	5,000	4,993,063

Utilities - Electric - 1.26%
Detroit Edison Co.,
5.67%, 1-10-08	5,000	4,992,912

Utilities - Gas and Pipeline - 1.01%
Questar Corporation,
4.6%, 1-11-08	4,000	3,994,889

Total Commercial Paper - 14.45%		57,297,872

Municipal Obligations - Taxable - 1.77%
California
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
4.72%, 1-8-08	7,000	7,000,000

TOTAL SHORT-TERM SECURITIES - 16.22%		$64,297,872

(Cost: $64,297,872)

TOTAL INVESTMENT SECURITIES - 98.57%		$390,772,781

(Cost: $305,529,102)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.43%		5,657,628

NET ASSETS - 100.00%		$396,430,409

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Securities serve as cover for the following written call option outstanding at December 31, 2007. (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Cerner Corporation	31	January/65	$2,108	$164
Garmin Ltd.:	237	January/120	71,938	4,740
	751	April/120	458,851	375,500
Research In Motion Limited	309	March/135	167,280	143,005

			$700,177	$523,409

(B)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SCIENCE AND TECHNOLOGY PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $305,529) (Notes 1 and 3)	$390,773
Cash	1
Receivables:
Investment securities sold	6,444
Portfolio shares sold	152
Dividends and interest	25

Total assets	397,395

LIABILITIES
Outstanding written options - at value (premium received - $700) (Note 5)	523
Payable for investment securities purchased	190
Payable to Portfolio shareholders	185
Accrued accounting services fee (Note 2)	10
Accrued management fee (Note 2)	9
Accrued shareholder servicing (Note 2)	9
Accrued service fee (Note 2)	3
Other	36

Total liabilities	965

Total net assets	$396,430

NET ASSETS
$0.001 par value capital stock:
Capital stock	$22
Additional paid-in capital	303,247
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(25)
Accumulated undistributed net realized gain on investment transactions	7,766
Net unrealized appreciation in value of investments	85,420

Net assets applicable to outstanding units of capital	$396,430

Net asset value, redemption and offering price per share	$17.9777

Capital shares outstanding	22,051
Capital shares authorized	50,000

See Notes to Financial Statements.

Statement of Operations
      SCIENCE AND TECHNOLOGY PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$1,647
Dividends (net of foreign withholding taxes of $56)	1,138

Total income	2,785

Expenses (Note 2):
Investment management fee	3,213
Service fee	945
Accounting services fee	120
Custodian fees	39
Legal fees	14
Audit fees	13
Shareholder servicing	12
Other	78

Total	4,434
Less waiver of investment management fee (Notes 2 and 10)	(76)

Total expenses	4,358

Net investment loss	(1,573)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	77,608
Realized net gain on written options	443
Realized net loss on foreign currency transactions	(11)

Realized net gain on investments	78,040

Unrealized appreciation in value of securities during the period	5,202
Unrealized appreciation in value of written options during the period	101

Unrealized appreciation in value of investments during the period	5,303

Net gain on investments	83,343

Net increase in net assets resulting from operations	$81,770

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SCIENCE AND TECHNOLOGY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(1,573)	$(2,341)
Realized net gain on investments	78,040	23,557
Unrealized appreciation	5,303	5,250

Net increase in net assets resulting from operations	81,770	26,466

Dividends to shareholders from (Note 1E):(1)
Net investment income	(––)	(––)
Realized gains on investment transactions	(73,000)	(9,599)

	(73,000)	(9,599)

Capital share transactions(2)	35,441	(25,627)

Total increase (decrease)	44,211	(8,760)
NET ASSETS
Beginning of period	352,219	360,979

End of period	$396,430	$352,219

Undistributed net investment loss	$(25)	$(18)

(1)See "Financial Highlights" on page 267

(2)Shares issued from sale of shares	1,208	1,052
Shares issued from reinvestment of dividend and/or capital gains distribution	4,061	542
Shares redeemed	(3,098)	(3,093)

Increase (decrease) in outstanding capital shares	2,171	(1,499)

Value issued from sale of shares	$24,507	$18,382
Value issued from reinvestment of dividend and/or capital gains distribution	73,000	9,599
Value redeemed	(62,066)	(53,608)

Increase (decrease) in outstanding capital	$35,441	$(25,627)

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2007	2006	2005	2004		2003

Net asset value, beginning of period	$17.7170	$16.8844	$14.4014		$12.3883		$9.4961

Income (loss) from investment operations:
Net investment loss	(0.0712)	(0.1178)	(0.1145)		(0.0751)		(0.0521)
Net realized and unrealized gain on investments	4.3892	1.4468	2.5975		2.0882		2.9443

Total from investment operations	4.3180	1.3290	2.4830		2.0131		2.8922

Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)		(0.0000)		(0.0000)
Capital gains	(4.0573)	(0.4964)	(0.0000)		(0.0000)		(0.0000)

Total distributions	(4.0573)	(0.4964)	(0.0000)		(0.0000)		(0.0000)

Net asset value, end of period	$17.9777	$17.7170	$16.8844		$14.4014		$12.3883

Total return	24.37%	7.87%	17.25%		16.25%		30.46%
Net assets, end of period (in millions)	$396	$352	$361	$322		$268
Ratio of expenses to average net assets including expense waiver	1.15%	1.17%	1.17%		1.17%		1.16%
Ratio of net investment loss to average net assets including expense waiver	-0.42%	-0.65%	-0.74%		-0.59%		-0.52%
Ratio of expenses to average net assets excluding expense waiver	1.17%	1.18%	1.17	%(1)	1.17	%(1)	1.16	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.44%	-0.66%	-0.74	%(1)	-0.59	%(1)	-0.52	%(1)
Portfolio turnover rate	73%	71%	104%		107%		116%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of
Small Cap Growth Portfolio
      December 31, 2007

Below, Kenneth G. McQuade, portfolio manager of the W&R Target Funds, Inc. - Small Cap Growth Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2007. He has managed the Portfolio for two years and has 12 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
MEDIUM
		X	SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio increased 13.52 percent for the fiscal year, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small-cap growth market), which increased 7.01 percent, and the Lipper Variable Annuity Small-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 8.77 percent for the same period.

A market move to growth

Serious concerns that began last spring about the credit markets and the overall U.S. economy finally caused stocks to give way toward the end of 2007. Due to the building economic concerns with subprime mortgages, investors developed a greater overall aversion to risk throughout the year and clearly began focusing on higher-quality investments. The result was a very pronounced catalyst for quality growth stocks relative to value.

Stocks possessing fundamental characteristics - such as superior earnings growth, positive cash flows, less debt and larger size, which we view as designations of higher quality - outperformed those lacking such characteristics. The Russell 2000 Value Index was down nearly 10 percent in 2007, while the Russell 2000 Growth Index rose 7 percent, marking one of the more divergent annual return spreads in history between the two indexes. Indeed, the market's move to growth, coupled with our continued focus on quality growth investments, account for the Portfolio's above-average annual return this past fiscal year.

From a sector standpoint, there was little wonder that the two most lagging sectors were financials and consumer discretionary, and both were underweighted in the Portfolio. The consumer continues to have obvious pressures due to a housing downturn, tighter credit availability and higher food and fuel prices; these same pressures were clear weights on the financials sector as well. Leading sectors for the year included energy, materials and health care. Energy and materials continued to benefit from underlying commodity price appreciation on the back of overall global expansion. The Portfolio remained slightly underweight these two sectors given their historical volatility and lack of earnings visibility. Health care experienced a long-awaited return as a top performer, and benefited from its more sustainable growth along with numerous buy-outs occurring through the year. The Portfolio was overweight health care and significantly outperformed the index in this sector.

Our outlook

Concerns that developed in 2007 remain into 2008 and have the potential to worsen initially, in our opinion. Although employment levels remain robust and we feel that the Federal Reserve will likely be able to keep the economy in growth, housing woes already have spilled over into the broader credit markets, causing less available funding for all areas of growth. Meanwhile, the risk of inflation to a weaker consumer is quite possible. We believe that the Fed's moves to provide increased liquidity, when combined with continued global demand increases, could potentially lead to even higher overall prices for goods. Of course, higher prices to a consumer can result in a very challenging environment for economic growth. As a result, the Portfolio remains committed to focusing on what we feel are higher quality growth stocks that we believe have a more sustainable and visible earnings stream and can grow through internal cash flows.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Chicago Bridge & Iron Company, N.V.,
      NY Shares
Adams Respiratory Therapeutics, Inc.
MICROS Systems, Inc.
Bucyrus International, Inc., Class A
Blackbaud, Inc.
Gaylord Entertainment Company
Scientific Games Corporation, Class A
Allscripts Healthcare Solutions, Inc.
NTELOS Holdings Corp.
NuVasive, Inc.

Scientific Games Corporation, Class A
CheckFree Corporation
DRS Technologies, Inc.
Kansas City Southern
Chicago Bridge & Iron Company N.V.,
NY Shares
Cerner Corporation
Shuffle Master, Inc.
Dril-Quip, Inc.
WebEx Communications, Inc.
Healthways, Inc.

See your advisor for more information on the Portfolio's most recently published Top Ten Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in small-cap stocks may carry more risk than investing in stock of larger, more established companies. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Small Cap Growth Portfolio (1)	$23,701
Russell 2000 Growth Index	$15,275
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	$19,513

		W&R TARGET SMALL CAP GROWTH PORTFOLIO	RUSSELL 2000 GROWTH INDEX	LIPPER VARIABLE ANNUITY SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000
DEC	1998	11,087	10,123	10,598
DEC	1999	16,877	14,485	17,040
DEC	2000	14,793	11,245	15,536
DEC	2001	14,507	10,209	13,452
DEC	2002	11,346	7,123	9,542
DEC	2003	15,405	10,583	13,473
DEC	2004	17,606	12,096	15,093
DEC	2005	19,874	12,594	16,263
DEC	2006	20,879	14,274	17,940
DEC	2007	23,701	15,275	19,513

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	13.52%
5-year period ended 12-31-07	15.87%
10-year period ended 12-31-07	9.01%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Small Cap Growth Portfolio had net assets totaling $544,158,982 invested in a diversified portfolio of:

89.32%	Domestic Common Stocks
6.05%	Foreign Common Stocks
4.63%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Business Equipment and Services Stocks	$32.50
Health Care Stocks	$17.00
Technology Stocks	$13.92
Capital Goods Stocks	$6.07
Consumer Services Stocks	$5.74
Energy Stocks	$5.22
Miscellaneous Stocks (1)	$4.86
Cash and Cash Equivalents	$4.63
Retail Stocks	$4.63
Consumer Durables Stocks	$2.92
Utilities Stocks	$2.51

(1)Includes $2.12 Consumer Nondurables Stocks, $1.41 Financial Services Stocks and $1.33 Raw Materials Stocks.

The Investments of Small Cap Growth Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Aircraft - 2.04%
AAR CORP.*	291,700	$11,093,351

Business Equipment and Services - 19.00%
Allscripts Healthcare Solutions, Inc.*	762,600	14,817,318
Argyle Security, Inc.*	300,000	2,287,500
Bucyrus International, Inc., Class A	175,600	17,436,202
Capella Education Company*	92,500	6,049,500
Constant Contact, Inc.*	489,300	10,505,271
DealerTrack Holdings, Inc.*	223,400	7,467,145
LoopNet, Inc.*	359,900	5,061,994
Riverbed Technology, Inc.*	252,900	6,776,455
Sotheby's, Class A	214,000	8,153,400
Tetra Tech, Inc.*	399,300	8,574,968
VistaPrint Limited*	234,300	10,057,328
Zoltek Companies, Inc.*	144,900	6,216,935
		103,404,016
Capital Equipment - 4.20%
Chicago Bridge & Iron Company N.V., NY Shares	378,100	22,852,364

Chemicals - Petroleum and Inorganic - 1.33%
UAP Holding Corp.	188,000	7,259,620

Communications Equipment - 1.52%
ARRIS Group, Inc.*	828,300	8,258,151

Computers - Peripherals - 6.78%
BladeLogic, Inc.*	336,800	9,944,020
MICROS Systems, Inc.*	251,600	17,668,610
Stratasys, Inc.*	359,200	9,274,544
		36,887,174
Construction Materials - 1.26%
Comtech Group, Inc.*	424,300	6,837,594

Consumer Electronics - 1.50%
DTS, Inc.*	318,300	8,150,071

Cosmetics and Toiletries - 2.12%
Bare Escentuals, Inc.*	475,200	11,523,600

Defense - 1.72%
DRS Technologies, Inc.	173,000	9,388,710

Electronic Instruments - 1.86%
Trimble Navigation Limited*	334,300	10,115,918

Finance Companies - 1.41%
Financial Federal Corporation	343,575	7,658,287

Health Care - Drugs - 5.74%
Adams Respiratory Therapeutics, Inc.*	364,800	21,784,032
LifeCell Corporation*	219,300	9,470,470
		31,254,502
Health Care - General - 5.69%
Emeritus Corporation*	127,000	3,194,050
NuVasive, Inc.*	308,305	12,168,798
Omnicell, Inc.*	256,700	6,918,065
TomoTherapy Incorporated*	194,400	3,805,380
Tutogen Medical, Inc.*	473,900	4,890,648
		30,976,941
Hospital Supply and Management - 5.57%
Cerner Corporation*	196,412	11,075,673
Healthways, Inc.*	190,500	11,137,583
PSS World Medical, Inc.*	413,400	8,100,573
		30,313,829
Hotels and Gaming - 5.74%
Gaylord Entertainment Company*	389,900	15,779,253
Scientific Games Corporation, Class A*	465,600	15,464,904
		31,244,157
Metal Fabrication - 0.61%
Smith & Wesson Holding Corporation*	542,600	3,301,721

Motor Vehicle Parts - 1.42%
LKQ Corporation*	368,000	7,746,400

Petroleum - Domestic - 3.28%
Bill Barrett Corporation*	256,200	10,727,094
Delta Petroleum Corporation*	376,800	7,117,752
		17,844,846
Petroleum - Services - 1.94%
Dril-Quip, Inc.*	189,500	10,547,570

Retail - Specialty Stores - 4.63%
EZCORP, Inc., Class A*	207,400	2,340,509
Knot, Inc. (The)*	331,700	5,292,273
O'Reilly Automotive, Inc.*	243,600	7,896,294
Tween Brands, Inc.*	185,700	4,917,336
Zumiez Inc.*	194,000	4,726,810
		25,173,222
Timesharing and Software - 13.50%
Blackbaud, Inc.	572,200	16,055,932
Blackboard Inc.*	275,200	11,096,064
CoStar Group, Inc.*	248,000	11,704,360
CommVault Systems, Inc.*	471,200	10,003,576
Concur Technologies, Inc.*	144,400	5,233,056
FactSet Research Systems, Inc.	107,325	5,978,002
Ultimate Software Group, Inc. (The)*	203,000	6,377,245
Vocus, Inc.*	203,500	7,013,628
		73,461,863
Utilities - Telephone - 2.51%
NTELOS Holdings Corp.	461,500	13,683,475

TOTAL COMMON STOCKS - 95.37%		$518,977,382

(Cost: $429,948,808)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Computers - Main and Mini - 0.36%
IBM International Group Capital LLC (International Business Machines Corporation),
4.24%, 1-29-08	$2,000	1,993,404

Electrical Equipment - 1.65%
W.W. Grainger, Inc.,
4.0%, 1-2-08	8,992	8,991,001

Household - General Products - 0.92%
Colgate-Palmolive Company,
4.17%, 1-10-08	5,000	4,994,788

Restaurants - 0.37%
Starbucks Corporation,
5.5%, 1-4-08	2,000	1,999,083

Security and Commodity Brokers - 0.92%
American Express Credit Corp.,
4.3%, 1-23-08	5,000	4,986,861

Total Commercial Paper - 4.22%		22,965,137

Municipal Obligations - Taxable - 0.74%
California
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
4.72%, 1-8-08	4,000	4,000,000

TOTAL SHORT-TERM SECURITIES - 4.96%		$26,965,137

(Cost: $26,965,137)

TOTAL INVESTMENT SECURITIES - 100.33%		$545,942,519

(Cost: $456,913,945)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.33%)		(1,783,537)

NET ASSETS - 100.00%		$544,158,982

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SMALL CAP GROWTH PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $456,914) (Notes 1 and 3)	$545,943
Cash	1
Receivables:
Investment securities sold	392
Dividends and interest	163
Portfolio shares sold	94

Total assets	546,593

LIABILITIES
Payable for investment securities purchased	1,854
Payable to Portfolio shareholders	490
Accrued shareholder servicing (Note 2)	14
Accrued accounting services fee (Note 2)	12
Accrued management fee (Note 2)	12
Accrued service fee (Note 2)	4
Other	48

Total liabilities	2,434

Total net assets	$544,159

NET ASSETS
$0.001 par value capital stock:
Capital stock	$53
Additional paid-in capital	472,740
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(39)
Accumulated undistributed net realized loss on investment transactions	(17,624)
Net unrealized appreciation in value of securities	89,029

Net assets applicable to outstanding units of capital	$544,159

Net asset value, redemption and offering price per share	$10.2422

Capital shares outstanding	53,129
Capital shares authorized	130,000

See Notes to Financial Statements.

Statement of Operations
      SMALL CAP GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$2,081
Dividends (net of foreign withholding taxes of $11)	834

Total income	2,915

Expenses (Note 2):
Investment management fee	4,724
Service fee	1,389
Accounting services fee	146
Legal fees	17
Audit fees	16
Custodian fees	15
Shareholder servicing	9
Other	118

Total	6,434
Less waiver of investment management fee (Notes 2 and 10)	(111)

Total expenses	6,323

Net investment loss	(3,408)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	64,156
Unrealized appreciation in value of investments during the period	9,723

Net gain on investments	73,879

Net increase in net assets resulting from operations	$70,471

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SMALL CAP GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

DECREASE IN NET ASSETS
Operations:
Net investment loss	$(3,408)	$(3,247)
Realized net gain on investments	64,156	65,388
Unrealized appreciation (depreciation)	9,723	(34,923)

Net increase in net assets resulting from operations	70,471	27,218

Dividends to shareholders from (Note 1E):(1)
Net investment income	(––)	(––)
Realized gains on investment transactions	(52,000)	(52,471)

	(52,000)	(52,471)

Capital share transactions(2)	(28,872)	(26,068)

Total decrease	(10,401)	(51,321)
NET ASSETS
Beginning of period	554,560	605,881

End of period	$544,159	$554,560

Undistributed net investment loss	$(39)	$(28)

(1)See "Financial Highlights" on page 279

(2) Shares issued from sale of shares	1,354	1,960
Shares issued from reinvestment of dividend and/or capital gains distribution	5,077	5,260
Shares redeemed	(8,898)	(9,401)

Decrease in outstanding capital shares	(2,467)	(2,181)

Value issued from sale of shares	$14,572	$21,281
Value issued from reinvestment of dividend and/or capital gains distribution	52,000	52,471
Value redeemed	(95,444)	(99,820)

Decrease in outstanding capital	$(28,872)	$(26,068)

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$9.9749	$10.4866	$9.6810	$8.4703	$6.2388

Income (loss) from investment operations:
Net investment loss	(0.0641)	(0.0584)	(0.0647)	(0.0741)	(0.0485)
Net realized and unrealized gain on investments	1.4127	0.5883	1.3116	1.2848	2.2800

Total from investment operations	1.3486	0.5299	1.2469	1.2107	2.2315

Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Capital gains	(1.0813)	(1.0416)	(0.4413)	(0.0000)	(0.0000)

Total distributions	(1.0813)	(1.0416)	(0.4413)	(0.0000)	(0.0000)

Net asset value, end of period	$10.2422	$9.9749	$10.4866	$9.6810	$8.4703

Total return	13.52%	5.05%	12.88%	14.29%	35.77%
Net assets, end of period (in millions)	$544	$555	$606	$589	$544
Ratio of expenses to average net assets including expense waiver	1.14%	1.15%	1.16%	1.17%	1.15%
Ratio of net investment loss to average net assets including expense waiver	-0.61%	-0.55%	-0.63%	-0.82%	-0.88%
Ratio of expenses to average net assets excluding expense waiver	1.16%	1.16%	1.16	%(1)	1.17	%(1)	1.15	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.63%	-0.56%	-0.63	%(1)	-0.82	%(1)	-0.88	%(1)
Portfolio turnover rate	101%	94%	71%	96%	86%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Small Cap Value Portfolio
      December 31, 2007

W&R Target Funds, Inc. - Small Cap Value Portfolio is subadvised by BlackRock Capital Management., Inc.*

Below, Wayne J. Archambo, CFA, portfolio manager of the W&R Target Funds, Inc. - Small Cap Value Portfolio, discusses the Portfolio's positioning, performance and results for the fiscal year ended December 31, 2007. He has managed the Portfolio for three years and has 25 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
MEDIUM
	X		SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio fell 4.13 percent for the 12 months ended December 31, 2007, while the Russell 2000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market) declined 9.81 percent during the same period. The Lipper Variable Annuity Small-Cap Value Funds Universe Average (reflecting the universe of funds with similar investment objectives) fell 6.69 percent.

Small-cap growth trumps value

The U.S. equity markets were volatile in 2007 as the slowing domestic economy, continued weakness in residential housing, turmoil in the subprime mortgage market and evaporating credit roiled stock prices. Despite accommodative action by the Federal Reserve to cut its funds target rate by a total of 100 basis points (1 percent) to 4.25 percent, investor optimism remained low. For the year, large caps outperformed small caps while growth significantly outpaced value across the market capitalization spectrum.

The style disparity was most pronounced in the small-cap end of the market as small-cap growth stocks trumped their value counterparts by 16.8 percent. Not since 1999 has small-cap growth beaten value by such a wide margin. In this environment, the index stumbled as steep declines in the consumer discretionary and financials sectors overshadowed gains in materials, health care and energy. Against this backdrop, the Portfolio outpaced the benchmark as relative strength in the consumer discretionary, financials and health-care sectors overcame weakness in materials and energy.

Consumer discretionary stocks pulled back sharply as the meltdown in the housing market, a decelerating economy and rising energy prices tainted the outlook for consumer spending. In this environment, solid stock selection, particularly among hotel, gaming and automotive parts names, contributed to favorable comparisons.

Financial services stocks also came under significant selling pressure during the year as fear surrounding the impact of subprime mortgage write-downs, turmoil in the credit markets and a lower interest rate environment prompted a growing number of investors to move money out of the sector. On a relative basis, the Portfolio's outperformance was driven by underweights and stock selection among real estate investment trusts (REITs) and thrift and mortgage finance names. Relative returns were also buoyed by positive stock selection among insurance names.

Health care and materials weightings helped

In health care, overweights and stock selection among pharmaceuticals and health care providers drove favorable sector comparisons. In particular, shares of a gastrointestinal pharmaceutical maker spiked following a November takeover announcement by a private equity firm.

Although an overweight in the materials sector proved advantageous, these gains were overshadowed by disappointing stock selection, particularly within the chemicals and metals and mining subsectors. Our lack of exposure to a producer of nitrogen and phosphate fertilizer products proved to be among the most significant sources of relative underperformance within the sector.

Stocks in the volatile energy sector increased on the back of rising crude oil and natural gas prices. Although the move in natural gas prices was somewhat modest, oil prices increased markedly. After beginning the year slightly above $61 per barrel, prices spiked near $100 before closing 2007 at $96 per barrel. In this environment, disappointing stock selection hampered performance comparisons given our energy sector focus on U.S. natural gas-levered exploration and production and oil service companies.

During the year, we increased portfolio exposure in the health care, consumer staples and information technology sectors, while reducing weightings in financials and industrials. At year-end, the most notable sector positioning relative to the Russell 2000 Value Index included overweights in consumer discretionary, consumer staples and health care, and underweights in utilities and financials, primarily driven by our underweight exposure to REITs and banks.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

BJ's Wholesale Club, Inc.	DJO Incorporated
Axcan Pharma Inc.	Brink's Company (The)
Magellan Health Services, Inc.	Orient-Express Hotels Ltd.
Brink's Company (The)	Piper Jaffray Companies
Sybase, Inc.	Hain Celestial Group, Inc. (The)
Texas Industries, Inc.	Imation Corp.
Ruddick Corporation	Electronics for Imaging, Inc.
Piper Jaffray Companies	TIBCO Software Inc.
Hain Celestial Group, Inc. (The)	Per-Se Technologies, Inc.
Silgan Holdings Inc.	Texas Industries, Inc.

See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

*Please note that, effective September 29, 2006, the Portfolio's subadvisor changed from BlackRock Financial Management, Inc. to BlackRock Capital Management, Inc. due to the contribution by Merrill Lynch & Co., Inc. of its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc. to form a new asset management company. Between September 29, 2006, and February 2, 2007, BlackRock Capital Management, Inc. served as interim subadvisor.

Comparison of Change in Value of
$10,000 Investment

W&R Target Small Cap Value Portfolio (1)	$21,466
Russell 2000 Value Index	$23,877
Lipper Variable Annuity Small-Cap Value Funds Universe Average	$24,136

		W&R TARGET SMALL CAP VALUE PORTFOLIO	RUSSELL 2000 VALUE INDEX	LIPPER VARIABLE ANNUITY SMALL-CAP VALUE FUNDS UNIVERSE AVERAGE

DEC	1997	10,000	10,000	10,000
DEC	1998	9,325	9,371	9,525
DEC	1999	9,039	9,227	10,103
DEC	2000	11,570	11,357	12,092
DEC	2001	13,373	12,943	13,676
DEC	2002	10,702	11,470	11,843
DEC	2003	15,997	16,755	16,874
DEC	2004	18,400	20,486	20,437
DEC	2005	19,163	21,444	21,963
DEC	2006	22,391	26,475	25,867
DEC	2007	21,466	23,877	24,136

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-07	-4.13%
5-year period ended 12-31-07	14.94%
10-year period ended 12-31-07	7.94%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus Small Company Value Portfolio was reorganized as the W&R Target Small Cap Value Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Small Company Value Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Small Cap Value Portfolio. If those expenses were reflected, performance of the W&R Target Small Cap Value Portfolio would differ.

SHAREHOLDER SUMMARY OF SMALL CAP VALUE PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Small Cap Value Portfolio had net assets totaling $205,144,032 invested in a diversified portfolio of:

84.87%	Domestic Common Stocks
9.05%	Foreign Common Stocks
6.08%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Technology Stocks	$16.12
Retail Stocks	$13.51
Financial Services Stocks	$10.94
Health Care Stocks	$9.67
Business Equipment and Services Stocks	$8.55
Consumer Nondurables Stocks	$7.78
Capital Goods Stocks	$6.86
Consumer Services Stocks	$6.58
Cash and Cash Equivalents	$6.08
Miscellaneous Stocks(1)	$6.04
Energy Stocks	$4.93
Shelter Stocks	$2.94

(1)Includes $1.76 Consumer Durables Stocks, $1.38 Raw Materials Stocks, $0.81 Transportation Stocks and $2.09 Utilities Stocks.

The Investments of Small Cap Value Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Aircraft - 1.64%
Orbital Sciences Corporation*	137,400	$3,369,048

Apparel - 0.67%
Albany International Corp., Class A	36,800	1,365,280

Banks - 4.76%
First Midwest Bancorp, Inc.	74,700	2,287,687
First Niagara Financial Group, Inc.	82,600	995,330
KBW, Inc.*	68,200	1,745,238
Sterling Bancshares, Inc.	164,407	1,836,426
United Bankshares, Inc.	64,280	1,802,090
Wintrust Financial Corporation	33,003	1,096,195
		9,762,966
Business Equipment and Services - 6.77%
Brink's Company (The)	96,800	5,782,832
Great Lakes Dredge & Dock Corporation	74,805	653,796
H&E Equipment Services, Inc.*	92,340	1,745,226
SkillSoft Public Limited Company*	179,838	1,724,646
Waste Connections, Inc.*	62,750	1,938,975
Watson Wyatt & Company Holdings, Inc., Class A	44,200	2,051,322
		13,896,797
Capital Equipment - 2.27%
Actuant Corporation, Class A	21,800	741,418
Astec Industries, Inc.*	26,100	972,747
Chart Industries, Inc.*	49,900	1,543,656
Lufkin Industries, Inc.	24,400	1,395,070
		4,652,891
Chemicals - Specialty - 1.38%
H.B. Fuller Company	126,100	2,830,945

Communications Equipment - 2.60%
Dycom Industries, Inc.*	114,222	3,044,016
Polycom, Inc.*	82,600	2,296,280
		5,340,296
Computers - Micro - 1.52%
Tech Data Corporation*	82,700	3,121,925

Computers - Peripherals - 5.63%
Electronics for Imaging, Inc.*	108,400	2,435,206
Epicor Software Corporation*	100,100	1,180,679
Lawson Software, Inc.*	168,300	1,723,392
Quality Systems, Inc.	35,100	1,071,779
Sybase, Inc.*	196,700	5,131,903
		11,542,959
Construction Materials - 2.49%
Texas Industries, Inc.	73,000	5,117,300

Containers - 2.62%
Rock-Tenn Company, Class A	47,531	1,207,763
Silgan Holdings Inc.	80,389	4,167,768
		5,375,531
Cosmetics and Toiletries - 1.11%
Elizabeth Arden, Inc.*	111,317	2,266,414

Electronic Components - 3.09%
Cirrus Logic, Inc.*	297,700	1,568,879
PMC-Sierra, Inc.*	300,300	1,966,965
RF Micro Devices, Inc.*	491,300	2,810,236
		6,346,080
Electronic Instruments - 1.64%
WMS Industries Inc.*	91,900	3,367,216

Food and Related - 3.38%
Hain Celestial Group, Inc. (The)*	130,600	4,179,853
Sensient Technologies Corporation	97,600	2,760,128
		6,939,981
Health Care - Drugs - 3.05%
Axcan Pharma Inc.*	272,344	6,255,742

Health Care - General - 1.43%
Amedisys, Inc.*	60,500	2,934,855

Hospital Supply and Management - 5.19%
AmSurg Corp.*	56,600	1,534,709
Kindred Healthcare, Inc.*	129,479	3,234,385
Magellan Health Services, Inc.*	126,138	5,879,923
		10,649,017
Hotels and Gaming - 6.02%
Morgans Hotel Group Co.*	163,287	3,156,338
Orient-Express Hotels Ltd.	50,100	2,881,752
Pinnacle Entertainment, Inc.*	156,300	3,682,428
Vail Resorts, Inc.*	48,894	2,630,986
		12,351,504
Insurance - Property and Casualty - 3.98%
Aspen Insurance Holdings Limited	30,700	885,388
Endurance Specialty Holdings Ltd.	40,640	1,695,907
IPC Holdings, Ltd.	118,676	3,423,209
Navigators Group, Inc. (The)*	9,779	636,026
Platinum Underwriters Holdings, Ltd.	42,886	1,525,026
		8,165,556
Leisure Time Industry - 0.56%
LeapFrog Enterprises, Inc.*	170,952	1,150,507

Metal Fabrication - 0.99%
A.M. Castle & Co.	74,400	2,022,936

Motor Vehicle Parts - 1.76%
LKQ Corporation*	171,500	3,610,075

Non-Residential Construction - 1.11%
Perini Corporation*	55,177	2,285,431

Petroleum - Domestic - 1.45%
Delta Petroleum Corporation*	157,100	2,967,619

Petroleum - International - 0.98%
Swift Energy Company*	45,600	2,011,416

Petroleum - Services - 2.50%
Cal Dive International, Inc.*	103,400	1,369,016
North American Energy Partners Inc.*	78,700	1,066,385
Oil States International, Inc.*	34,200	1,166,904
W-H Energy Services, Inc.*	27,100	1,523,291
		5,125,596
Real Estate Investment Trust - 2.94%
Arbor Realty Trust, Inc.	152,145	2,451,056
Gramercy Capital Corp.	147,205	3,578,554
		6,029,610
Retail - Food Stores - 3.86%
Longs Drug Stores Corporation	61,900	2,909,300
Ruddick Corporation	144,200	4,999,414
		7,908,714
Retail - General Merchandise - 3.11%
BJ's Wholesale Club, Inc.*	188,600	6,380,338

Retail - Specialty Stores - 6.54%
AnnTaylor Stores Corporation*	62,100	1,587,276
Carter's, Inc.*	125,396	2,426,413
Children's Place Retail Stores, Inc. (The)*	109,200	2,833,194
Dress Barn, Inc. (The)*	136,600	1,713,647
Sally Holdings, Inc.*	238,384	2,157,375
Talbots, Inc. (The)	227,766	2,692,194
		13,410,099
Security and Commodity Brokers - 2.20%
Piper Jaffray Companies*	97,550	4,518,516

Timesharing and Software - 1.78%
Forrester Research, Inc.*	54,400	1,522,928
Guidance Software, Inc.*	62,910	878,224
TradeStation Group, Inc.*	88,000	1,252,680
		3,653,832
Trucking and Shipping - 0.81%
Kirby Corporation*	35,800	1,663,984

Utilities - Electric - 1.18%
UIL Holdings Corporation	65,300	2,412,835

Utilities - Gas and Pipeline - 0.91%
Southwest Gas Corporation	62,928	1,873,367

TOTAL COMMON STOCKS - 93.92%		$192,677,178

(Cost: $188,073,471)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Finance Companies - 0.49%
Toyota Motor Credit Corporation,
4.28%, 2-4-08	$1,000	995,958

Security and Commodity Brokers - 0.73%
American Express Credit Corp.,
4.3%, 1-23-08	1,500	1,496,058

Total Commercial Paper - 1.22%		2,492,016

United States Government and Government Agency Obligations - 5.49%
Federal Home Loan Bank,
3.15%, 1-2-08	6,269	6,268,452
United States Treasury Bill,
1.8%, 1-10-08	5,000	4,997,750
		11,266,202

TOTAL SHORT-TERM SECURITIES - 6.71%		$13,758,218

(Cost: $13,758,218)

TOTAL INVESTMENT SECURITIES - 100.63%	$206,435,396

(Cost: $201,831,689)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.63%)	(1,291,364)

NET ASSETS - 100.00%	$205,144,032

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SMALL CAP VALUE PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $201,832) (Notes 1 and 3)	$206,435
Receivables:
Dividends and interest	499
Investment securities sold	192
Portfolio shares sold	77

Total assets	207,203

LIABILITIES
Payable for investment securities purchased	1,990
Payable to Portfolio shareholders	34
Accrued accounting services fee (Note 2)	7
Accrued management fee (Note 2)	5
Accrued shareholder servicing (Note 2)	5
Due to custodian	4
Accrued service fee (Note 2)	1
Other	13

Total liabilities	2,059

Total net assets	$205,144

NET ASSETS
$0.001 par value capital stock:
Capital stock	$14
Additional paid-in capital	200,237
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	356
Accumulated undistributed net realized loss on investment transactions	(67)
Net unrealized appreciation in value of investments	4,604

Net assets applicable to outstanding units of capital	$205,144

Net asset value, redemption and offering price per share	$14.3219

Capital shares outstanding	14,324
Capital shares authorized	40,000

See Notes to Financial Statements.

Statement of Operations
      SMALL CAP VALUE PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends	$2,480
Interest and amortization	336

Total income	2,816

Expenses (Note 2):
Investment management fee	1,765
Service fee	519
Accounting services fee	83
Custodian fees	20
Audit fees	11
Legal fees	7
Shareholder servicing	7
Other	44

Total expenses	2,456

Net investment income	360

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	6,583
Unrealized depreciation in value of investments during the period	(15,978)

Net loss on investments	(9,395)

Net decrease in net assets resulting from operations	$(9,035)

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SMALL CAP VALUE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$360	$265
Realized net gain on investments	6,583	18,711
Unrealized appreciation (depreciation)	(15,978)	8,971

Net increase (decrease) in net assets resulting from operations	(9,035)	27,947

Dividends to shareholders from (Note 1E):(1)
Net investment income	(11)	(270)
Realized gains on investment transactions	(9,800)	(15,464)

	(9,811)	(15,734)

Capital share transactions(2)	25,318	26,475

Total increase	6,472	38,688
NET ASSETS
Beginning of period	198,672	159,984

End of period	$205,144	$198,672

Undistributed net investment income	$356	$7

(1)See "Financial Highlights" on page 293.

(2) Shares issued from sale of shares	2,052	2,152
Shares issued from reinvestment of dividend and/or capital gains distribution	685	1,003
Shares redeemed	(1,077)	(1,462)

Increase in outstanding capital shares	1,660	1,693

Value issued from sale of shares	$32,528	$33,671
Value issued from reinvestment of dividend and/or capital gains distribution	9,811	15,734
Value redeemed	(17,021)	(22,930)

Increase in outstanding capital	$25,318	$26,475

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP VALUE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2007	2006		2005		2004		2003

Net asset value, beginning of period	$15.6884		$14.5826		$16.6329		$15.2013		$10.2000

Income (loss) from investment operations:
Net investment income (loss)	0.0251		0.0226		0.0012		(0.0569)		(0.0364)
Net realized and unrealized gain (loss) on investments	(0.6721)		2.4333		0.6886		2.3402		5.0377

Total from investment operations	(0.6470)		2.4559		0.6898		2.2833		5.0013

Less distributions from:
Net investment income	(0.0008)		(0.0232)		(0.0000)		(0.0000)		(0.0000)
Capital gains	(0.7187)		(1.3269)		(2.7401)		(0.8517)		(0.0000)

Total distributions	(0.7195)		(1.3501)		(2.7401)		(0.8517)		(0.0000)

Net asset value, end of period	$14.3219		$15.6884		$14.5826		$16.6329		$15.2013

Total return	-4.13%		16.84%		4.15%		15.02%		49.48%
Net assets, end of period (in millions)	$205	$199		$160		$132		$96
Ratio of expenses to average net assets including expense waiver	1.18%		1.18%		1.20%		1.23%		1.15%
Ratio of net investment income (loss) toaverage net assets including expense waiver	0.17%		0.15%		0.01%		-0.43%		-0.34%
Ratio of expenses to average net assets excluding expense waiver	1.18	%(1)	1.18	%(1)	1.20	%(1)	1.23	%(1)	1.19%
Ratio of net investment income (loss) to average net assets excluding expense waiver	0.17	%(1)	0.15	%(1)	0.01	%(1)	-0.43	%(1)	-0.38%
Portfolio turnover rate	122%		131%		166%		32%		51%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Value Portfolio
      December 31, 2007

Below, Matthew T. Norris, CFA, portfolio manager of the W&R Target Funds, Inc. -- Value Portfolio, discusses positioning, performance and results for the fiscal year ended December 31, 2007. He has managed the Portfolio for four years and has 16 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
X			LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio rose 1.90 percent for the year ending December 31, 2007, outperforming its benchmark index. The Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market) fell 0.17 percent during the same period. By comparison, the Lipper Variable Annuity Large-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 1.70 percent for the period.

Energy stocks surged, financials flopped

The Portfolio experienced slightly positive returns for the year, largely benefiting from strong individual stock selection and a consistent approach to managing Portfolio risk. Add to which, we did not have large sector overweightings or underweightings during the year, instead focusing on individual holdings that were identified as inexpensive stocks that we felt possessed improving business fundamentals.

From a broader perspective, the equity market had a mixed year, with growth indices enjoying strong performances and many value indices having negative returns. Bonds generally outperformed the overall domestic equity market as measured by the S&P 500 Index, which rose 5.49 percent for the year. Financials were squarely in the eye of the storm over the last 12 months as lending markets slowed to a halt toward year end. Many strongly performing stocks were those driven by foreign economic growth and not focused domestically. Sectors benefiting most from this trend were energy and basic materials. Financials and consumer discretionary took the worst of it.

The primary objective of the Portfolio is to invest in individual equities that we feel are undervalued relative to their prospects, but place a strong focus on risk management. We attempt to diversify investments in an effort to minimize the impact from macro events, which we view as unpredictable. It is difficult to accurately forecast such things as gross domestic product growth, the future level of interest rates or the price of oil. Accordingly, the Portfolio is diversified across stocks that we feel would be minimally impacted by major movements in one of these economic variables and, subsequently, would have little effect on the Portfolio's overall performance. From a sector standpoint, the Portfolio emphasized technology and health care, while underweighting consumer discretionary stocks.

Our outlook

We plan to stick with the process that we believe has served us well in the past. As such, we intend to invest in companies with high free cash flow yields (cash that is not required elsewhere in the business so it can be returned to shareholders). We feel that financial stocks, in general, have extremely attractive valuations, but we believe there is still some negative news yet to come. We are prepared to invest when we feel the timing is more opportune. Finally, we foresee no changes in the management philosophy of the Portfolio, as we continue to search diligently, one company at a time, for names that we feel offer good value investment opportunities. As always, we believe this is the best way to achieve strong, consistent returns over a full market cycle.

Top 10 Equity Holdings as of December 31, 2007	Top 10 Equity Holdings as of December 31, 2006
Company	Company

Bank of America Corporation	Exxon Mobil Corporation
Chevron Corporation	Bank of America Corporation
Exxon Mobil Corporation	Hewlett-Packard Company
Altria Group, Inc.	J.P. Morgan Chase & Co.
NRG Energy, Inc.	Unum Group
Mirant Corporation	Altria Group, Inc.
Hewlett-Packard Company	Chevron Corporation
Raytheon Company	Citigroup Inc.
ConocoPhillips	Travelers Companies, Inc. (The)
Verizon Communications Inc.	Morgan Stanley

See your advisor for more information on the Portfolio's most recently published Top Ten Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Value stocks are stock of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio's manager, undervalued. The value of a security believed by the Portfolio's manager to be undervalued may never reach what the manager believes to be its full value, or such security's value may decrease. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Value Portfolio (1)	$15,897
Russell 1000 Value Index (2)	$15,978
Lipper Variable Annuity Large-Cap Value Funds Universe Average (2)	$14,587

		W&R TARGET VALUE PORTFOLIO	RUSSELL 1000 VALUE INDEX	LIPPER VARIABLE ANNUITY LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE

Inception 5/01/01		10,000	10,000	10,000
DEC	2001	10,203	9,557	9,745
DEC	2002	8,907	8,074	7,918
DEC	2003	11,144	10,499	10,241
DEC	2004	12,782	12,229	11,482
DEC	2005	13,348	13,092	12,049
DEC	2006	15,601	16,005	14,343
DEC	2007	15,897	15,978	14,587

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2001.

Average Annual Total Return(3)

1-year period ended 12-31-07	1.90%
5-year period ended 12-31-07	12.28%
10-year period ended 12-31-07	––
Since inception of Portfolio (4) through 12-31-07	7.20%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF VALUE PORTFOLIO

Portfolio Highlights

On December 31, 2007, W&R Target Value Portfolio had net assets totaling $363,983,297 invested in a diversified portfolio of:

92.55%	Domestic Common Stocks
4.89%	Foreign Common Stocks
2.56%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2007, your Portfolio owned:

Financial Services Stocks	$18.13
Energy Stocks	$17.59
Technology Stocks	$15.50
Health Care Stocks	$13.46
Utilities Stocks	$11.34
Miscellaneous Stocks (1)	$7.56
Multi-Industry Stocks	$5.10
Consumer Nondurables Stocks	$4.94
Capital Goods Stocks	$3.82
Cash and Cash Equivalents	$2.56

(1)Includes $1.09 Business Equipment and Services Stocks, $2.07 Raw Materials Stocks, $1.46 Retail Stocks, $0.77 Shelter Stocks and $2.17 Transportation Stocks.

The Investments of Value Portfolio
December 31, 2007
COMMON STOCKS	Shares	Value

Aircraft - 4.66%
Lockheed Martin Corporation	38,400	$4,041,984
Raytheon Company	213,100	12,935,170
		16,977,154
Banks - 4.47%
Bank of America Corporation	394,700	16,285,322

Beverages - 0.96%
Diageo plc, ADR	40,600	3,484,698

Business Equipment and Services - 1.09%
Waste Management, Inc.	121,800	3,979,206

Capital Equipment - 2.06%
Illinois Tool Works Inc.	139,700	7,479,538

Communications Equipment - 2.17%
Nokia Corporation, Series A, ADR	206,000	7,908,340

Computers - Main and Mini - 7.11%
Hewlett-Packard Company	261,400	13,195,472
International Business Machines Corporation (A)	81,000	8,756,100
Xerox Corporation*	242,100	3,919,599
		25,871,171
Computers - Peripherals - 0.49%
EMC Corporation*	95,600	1,771,468

Containers - 0.75%
Pactiv Corporation*	102,300	2,724,249

Defense - 1.07%
General Dynamics Corporation	43,600	3,879,964

Finance Companies - 4.94%
Blackstone Group L.P. (The)	84,900	1,878,837
Capital One Financial Corporation (A)	163,400	7,722,284
Discover Financial Services	67,300	1,014,884
Fannie Mae	94,500	3,778,110
Freddie Mac	105,400	3,590,978
		17,985,093
Food and Related - 3.23%
General Mills, Inc.	96,700	5,511,900
Kraft Foods Inc.	191,411	6,245,741
		11,757,641
Health Care - Drugs - 6.02%
Endo Pharmaceuticals Holdings Inc.*	211,100	5,634,259
McKesson Corporation	173,900	11,392,189
Pfizer Inc.	214,000	4,864,220
		21,890,668
Health Care - General - 2.14%
AmerisourceBergen Corporation (A)	173,900	7,802,893

Hospital Supply and Management - 5.30%
Aetna Inc.	119,800	6,916,054
Coventry Health Care, Inc.*	122,900	7,281,825
Humana Inc.*	67,800	5,106,018
		19,303,897
Insurance - Property and Casualty - 4.73%
Everest Re Group, Ltd.	63,600	6,385,440
MBIA Inc.	40,100	747,063
Travelers Companies, Inc. (The)	187,101	10,066,034
		17,198,537
Metal Fabrication - 1.76%
Loews Corporation, Carolina Group	75,200	6,414,560

Mining - 1.08%
Freeport-McMoRan Copper & Gold Inc., Class B (A)	38,200	3,913,208

Multiple Industry - 5.10%
Altria Group, Inc.	196,100	14,821,238
CVR Energy, Inc.*	150,500	3,753,470
		18,574,708
Petroleum - International - 17.59%
Apache Corporation	56,600	6,086,764
Chevron Corporation	169,100	15,782,103
ConocoPhillips	145,100	12,812,330
Devon Energy Corporation	67,600	6,010,316
Exxon Mobil Corporation (A)	167,104	15,655,973
Marathon Oil Corporation	126,000	7,668,360
		64,015,846
Railroad - 2.17%
Union Pacific Corporation	62,800	7,888,936

Real Estate Investment Trust - 0.77%
Vornado Realty Trust	31,700	2,788,015

Retail - General Merchandise - 1.46%
Macy's Inc.	205,600	5,318,872

Security and Commodity Brokers - 3.99%
Bear Stearns Companies Inc. (The) (A)	35,000	3,088,750
J.P. Morgan Chase & Co.	173,088	7,555,291
Morgan Stanley	73,300	3,892,963
		14,537,004
Steel - 0.99%
Nucor Corporation	60,800	3,600,576

Utilities - Electric - 7.65%
Mirant Corporation*	355,400	13,853,492
NRG Energy, Inc.*	322,900	13,994,486
		27,847,978
Utilities - Telephone - 3.69%
Sprint Nextel Corporation	104,300	1,369,459
Verizon Communications Inc.	276,400	12,075,916
		13,445,375

TOTAL COMMON STOCKS - 97.44%		$354,644,917

(Cost: $297,799,192)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper - 0.68%
Aluminum
Alcoa Incorporated,
5.42%, 1-14-08	$2,500	2,495,107

United States Government and Government Agency Obligations - 1.73%
Federal Home Loan Bank,
3.15%, 1-2-08	3,785	3,784,669
United States Treasury Bill,
1.8%, 1-10-08	2,500	2,498,875
		6,283,544

TOTAL SHORT-TERM SECURITIES - 2.41%		$8,778,651

(Cost: $8,778,651)

TOTAL INVESTMENT SECURITIES - 99.85%		$363,423,568

(Cost: $306,577,843)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.15%		559,729

NET ASSETS - 100.00%		$363,983,297

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.

*No dividends were paid during the preceding 12 months.
(A)Securities serve as cover for the following written options outstanding at December 31, 2007. (See Note 5 to financial statements):

Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

AmerisourceBergen Corporation	1,739	January/47	$126,730	$71,299
Exxon Mobil Corporation	167	January/105	22,879	835

			$149,609	$72,134

Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

AmerisourceBergen Corporation	349	January/40	$33,852	$3,490
Bear Stearns Companies Inc. (The):	119	January/80	27,013	11,305
	131	January/90	22,268	58,950
Capital One Financial Corporation	331	March/30	29,128	21,515
Freeport-McMoRan Copper & Gold Inc.	145	January/75	19,865	1,015
International Business Machines Corporation	135	January/100	18,678	8,775

			$150,804	$105,050

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      VALUE PORTFOLIO
      December 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $306,578) (Notes 1 and 3)	$363,424
Receivables:
Investment securities sold	3,315
Dividends and interest	429
Portfolio shares sold	119

Total assets	367,287

LIABILITIES
Payable for investment securities purchased	2,934
Outstanding written options - at value (premium received - $300) (Note 5)	177
Payable to Portfolio shareholders	139
Accrued accounting services fee (Note 2)	10
Accrued shareholder servicing (Note 2)	9
Accrued management fee (Note 2)	7
Accrued service fee (Note 2)	2
Due to custodian	2
Other	24

Total liabilities	3,304

Total net assets	$363,983

NET ASSETS
$0.001 par value capital stock:
Capital stock	$57
Additional paid-in capital	305,550
Accumulated undistributed income:
Accumulated undistributed net investment income	732
Accumulated undistributed net realized gain on investment transactions	675
Net unrealized appreciation in value of investments	56,969

Net assets applicable to outstanding units of capital	$363,983

Net asset value, redemption and offering price per share	$6.3640

Capital shares outstanding	57,194
Capital shares authorized	130,000
See Notes to Financial Statements.

Statement of Operations
      VALUE PORTFOLIO
      For the Fiscal Year Ended December 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $6)	$7,648
Interest and amortization	507

Total income	8,155

Expenses (Note 2):
Investment management fee	2,677
Service fee	956
Accounting services fee	121
Custodian fees	19
Audit fees	16
Shareholder servicing	13
Legal fees	12
Other	80

Total	3,894
Less waiver of investment management fee (Notes 2 and 10)	(38)

Total expenses	3,856

Net investment income	4,299

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	24,227
Realized net loss on written options	(1,502)

Realized net gain on investments	22,725

Unrealized depreciation in value of securities during the period	(19,518)
Unrealized appreciation in value of written options during the period	7

Unrealized depreciation in value of investments during the period	(19,511)

Net gain on investments	3,214

Net increase in net assets resulting from operations	$7,513

See Notes to Financial Statements.

Statement of Changes in Net Assets
      VALUE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,299	$3,940
Realized net gain on investments	22,725	16,251
Unrealized appreciation (depreciation)	(19,511)	35,211

Net increase in net assets resulting from operations	7,513	55,402

Dividends to shareholders from (Note 1E):(1)
Net investment income	(3,600)	(3,900)
Realized gains on investment transactions	(23,248)	(14,654)

	(26,848)	(18,554)

Capital share transactions(2)	9,587	(16,172)

Total increase (decrease)	(9,748)	20,676
NET ASSETS
Beginning of period	373,731	353,055

End of period	$363,983	$373,731

Undistributed net investment income	$732	$33

(1)See "Financial Highlights" on page 305.

(2)Shares issued from sale of shares	4,262	3,808
Shares issued from reinvestment of dividend and/or capital gains distribution	4,219	2,751
Shares redeemed	(6,715)	(9,294)

Increase (decrease) in outstanding capital shares	1,766	(2,735)

Value issued from sale of shares	$30,092	$24,609
Value issued from reinvestment of dividend and/or capital gains distribution	26,848	18,554
Value redeemed	(47,353)	(59,335)

Increase (decrease) in outstanding capital	$9,587	$(16,172)

See Notes to Financial Statements.

Financial Highlights
      VALUE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$6.7426	$6.0701	$6.2226	$5.4790	$4.4016

Income from investment operations:
Net investment income	0.0802	0.0747	0.0918	0.0619	0.0279
Net realized and unrealized gain on investments	0.0480	0.9499	0.1831	0.7437	1.0774

Total from investment operations	0.1282	1.0246	0.2749	0.8056	1.1053

Less distributions from:
Net investment income	(0.0680)	(0.0740)	(0.0916)	(0.0620)	(0.0279)
Capital gains	(0.4388)	(0.2781)	(0.3358)	(0.0000)	(0.0000)

Total distributions	(0.5068)	(0.3521)	(0.4274)	(0.0620)	(0.0279)

Net asset value, end of period	$6.3640	$6.7426	$6.0701	$6.2226	$5.4790

Total return	1.90%	16.88%	4.42%	14.70%	25.11%
Net assets, end of period (in millions)	$364	$374	$353	$340	$269
Ratio of expenses to average net assets including expense waiver	1.01%	1.01%	1.02%	1.03%	1.02%
Ratio of net investment income to average net assets including expense waiver	1.12%	1.12%	1.42%	1.13%	1.06%
Ratio of expenses to average net assets excluding expense waiver	1.02%	1.02%	1.02	%(1)	1.03	%(1)	1.02	%(1)
Ratio of net investment income to average net assets excluding expense waiver	1.11%	1.11%	1.42	%(1)	1.13	%(1)	1.06	%(1)
Portfolio turnover rate	51%	73%	40%	78%	97%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      December 31, 2007

NOTE 1 - Significant Accounting Policies

W&R Target Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is divided into twenty classes (each a Portfolio). The assets belonging to each Portfolio are held separately by the custodian. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Portfolio on the business day following the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 2007, the following amounts were reclassified:

	Accumulated Undistributed Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)	Additional Paid-in Capital

Asset Strategy Portfolio	$2,683,509	$(2,683,509)	$––
Bond Portfolio	32,518	––	(32,518)
Global Natural Resources Portfolio	(27,940)	27,940	––
Growth Portfolio	(689)	60,484	(59,795)
High Income Portfolio	119,825	(119,825)	––
Micro Cap Growth Portfolio	––	713,553	(713,553)
Science and Technology Portfolio	(1,576,656)	1,576,656	––
Small Cap Growth Portfolio	(3,396,625)	3,396,625	––

Net income and net assets were not affected by these changes.

F. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

G. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are marked-to-market daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the Contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. A Portfolio uses Forward Contracts to attempt to reduce the overall risk of its investments or to enhance returns.

H. New Accounting Pronouncements - During the year ended December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48) with the impact of such adoption being recognized on June 29, 2007 in accordance with guidance provided by the Securities and Exchange Commission. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Portfolios as there was no liability required for the recognition of unrecognized tax benefits during the year, nor were there any such liabilities to be recorded to the beginning net asset value of the Portfolios. The Fund is subject to examination by U.S. federal, state and foreign tax authorities for returns filed for years after 2003.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS No. 157 during 2008 and its potential impact, if any, on the Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by each Portfolio at the following annual rates:

Portfolio	Net Asset Breakpoints	Annual Rate

Asset Strategy Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Balanced Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Bond Portfolio	Up to $500 Million	0.525%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Core Equity Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Dividend Income Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Energy Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Global Natural Resources Portfolio	Up to $500 Million	1.000%
	Over $500 Million up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Growth Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

High Income Portfolio	Up to $500 Million	0.625%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%

International Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

International Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Micro Cap Growth Portfolio	Up to $1 Billion	0.950%
	Over $1 Billion up to $2 Billion	0.930%
	Over $2 Billion up to $3 Billion	0.900%
	Over $3 Billion	0.860%

Mid Cap Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Money Market Portfolio	All Net Assets	0.400%

Mortgage Securities Portfolio	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Real Estate Securities Portfolio	Up to $1 Billion	0.900%
	Over $1 Billion up to $2 Billion	0.870%
	Over $2 Billion up to $3 Billion	0.840%
	Over $3 Billion	0.800%

Science and Technology Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Value Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 10), the fee is payable by each Portfolio at the following annual rates:

Portfolio	Net Asset Breakpoints	Annual Rate

Asset Strategy Portfolio	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Balanced Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Bond Portfolio	Up to $500 Million	0.485%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Core Equity Portfolio	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Dividend Income Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Energy Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Global Natural Resources Portfolio	Up to $500 Million	1.000%
	Over $500 Million up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Growth Portfolio	Up to $1 Billion	0.670%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

High Income Portfolio	Up to $500 Million	0.575%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%

International Growth Portfolio	Up to $1 Billion	0.820%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

International Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Micro Cap Growth Portfolio	Up to $1 Billion	0.950%
	Over $1 Billion up to $2 Billion	0.930%
	Over $2 Billion up to $3 Billion	0.900%
	Over $3 Billion	0.860%

Mid Cap Growth Portfolio	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Money Market Portfolio	All Net Assets	0.400%

Mortgage Securities Portfolio	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Real Estate Securities Portfolio	Up to $1 Billion	0.900%
	Over $1 Billion up to $2 Billion	0.870%
	Over $2 Billion up to $3 Billion	0.840%
	Over $3 Billion	0.800%

Science and Technology Portfolio	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Growth Portfolio	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Value Portfolio	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Effective August 6, 2007, after completion of the merger between Limited-Term Bond Portfolio and Bond Portfolio where Bond Portfolio is the surviving Portfolio (see Note 8), the fee is contractually payable by Bond Portfolio at the following annual rates:

Portfolio	Net Asset Breakpoints	Annual Rate

Bond Portfolio	Up to $1 Billion	0.475%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

During the fiscal year ended December 31, 2007, the following amounts (in thousands) were waived as a result of the reduced rates:

Asset Strategy Portfolio	$72
Bond Portfolio	69
Core Equity Portfolio	380
Growth Portfolio	300
High Income Portfolio	106
International Growth Portfolio	79
Mid Cap Growth Portfolio	12
Science and Technology Portfolio	76
Small Cap Growth Portfolio	111
Value Portfolio	38

WRIMCO has agreed to waive a Portfolio's investment management fee on any Portfolio that is not sub-advised on any day that the Portfolio's net assets are less than $25 million, subject to its right to change or modify this waiver. During the fiscal year ended December 31, 2007, WRIMCO voluntarily waived investment management fees (in thousands) as shown in the following table:

Energy Portfolio	$108

Advantus Capital Management, Inc. serves as subadvisor to Mortgage Securities Portfolio and Real Estate Securities Portfolio pursuant to an agreement with WRIMCO and receives a fee that is equal to, on an annual basis, 0.30%and 0.55%of the respective Portfolio's average net assets.

Mackenzie Financial Corporation (MFC) serves as subadvisor to Global Natural Resources Portfolio pursuant to an agreement with WRIMCO and receives a fee that is shown in the following table:

Net Asset Breakpoints	Annual Rate

Up to $500 Million	0.500%
Over $500 Million and up to $1 Billion	0.425%
Over $1 Billion and up to $2 Billion	0.415%
Over $2 Billion and up to $3 Billion	0.400%
Over $3 Billion	0.380%

State Street Research & Management Company (SSRM) served as subadvisor to Small Cap Value Portfolio pursuant to an agreement with WRIMCO and received a fee that was equal to, on an annual basis, 0.50% of the Portfolio's average net assets. Effective January 31, 2005, the Portfolio's subadvisor changed from SSRM to BlackRock Financial Management, Inc. (BlackRock) as a result of BlackRock's acquisition of SSRM from MetLife, Inc. The shareholders approved BlackRock as the Portfolio's subadvisor at a shareholder meeting held on January 20, 2005. BlackRock receives a fee that is equal to, on an annual basis, 0.50% of the Portfolio's average net assets.

On September 29, 2006, Merrill Lynch & Co., Inc. (Merrill Lynch) contributed its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc. (BlackRock) to form a new asset management company (the Transaction). Prior to the Transaction, BlackRock Financial Management, Inc. (BFM), served as the subadviser for W&R Target Funds, Inc. Small Cap Value Portfolio (the Fund) pursuant to a subadvisory agreement with WRIMCO (Prior Agreement). As a result of the Transaction, BlackRock Capital Management, Inc. (BCM), an affiliate of BFM now provides equity portfolio management services to BFM's former clients, including the Fund. At a meeting of the Board of Directors held on August 29, 2006, the Directors, anticipating the Transaction, approved an Interim Subadvisory Agreement with BCM, and also approved, and recommended that shareholders of the Fund approve, a subadvisory agreement with BCM. Both the Interim Subadvisory Agreement and the proposed subadvisory agreement are on the same terms as the Prior Agreement with BFM.

At a Meeting held on February 2, 2007, Shareholders of the Fund approved the proposed new sub-advisory agreement for the Fund with BCM. There has been no change in the Fund's investment goal and strategies under the new subadvisory agreement with BCM. The subadvisory fee rate payable by WRIMCO to BCM under the new agreement remains the same as under the Prior Agreement with BFM.

Templeton Investment Counsel, LLC serves as subadvisor to International Value Portfolio pursuant to an agreement with WRIMCO and receives a fee that is shown in the following table:

Net Asset Breakpoints	Annual Rate

On the first $100 Million	0.50%
On the next $100 Million	0.35%
On the next $250 Million	0.30%
On all assets exceeding $450 Million	0.25%

Wall Street Associates serves as subadvisor to Micro Cap Growth Portfolio pursuant to an agreement with WRIMCO and receives a fee that is equal to, on an annual basis, 0.50% of the Portfolio's average net assets.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

Each Portfolio also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

During the fiscal year ended December 31, 2007, the Fund paid Directors' regular compensation of $370,817, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

The Fund has a Transfer Agency Agreement with WRSCO. For shareholder servicing provided under the agreement, the Fund reimburses WRSCO for certain out-of-pocket costs.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended December 31, 2007 are summarized as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$605,948,064	$39,937,138	$20,719,550
Purchases of U.S. government obligations	40,055,834	––	93,106,207
Purchases of short-term securities	3,768,548,846	2,322,097,801	743,596,639
Purchases of bullion	38,840,545	––	––
Purchases of options	251,776	––	––
Purchases of affiliates	1,290,000	––	––
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	581,590,900	122,505,058	28,030,789
Proceeds from maturities and sales of U.S. government obligations	14,572,698	13,949,314	71,872,581
Proceeds from maturities and sales of short-term securities	3,816,238,988	2,295,918,227	738,910,919
Proceeds from bullion	32,061,542	––	––
Proceeds from options	70,947	––	––
Proceeds from sales of affiliates	––	––	––
Distributions from affiliates	––	––	––

	Core Equity Portfolio	Dividend Income Portfolio	Energy Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$615,492,284	$38,601,155	$13,929,602
Purchases of U.S. government obligations	––	––	––
Purchases of short-term securities	1,367,978,734	960,314,360	257,014,776
Purchases of options	––	––	––
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	742,790,152	16,407,888	1,582,368
Proceeds from maturities and sales of U.S. government obligations	––	––	––
Proceeds from maturities and sales of short-term securities	1,328,427,961	957,797,826	254,303,245
Proceeds from options	––	––	––

	Global Natural Resources Portfolio	Growth Portfolio	High Income Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$177,638,352	$507,339,804	$159,463,688
Purchases of U.S. government obligations	––	––	––
Purchases of short-term securities	519,479,418	1,555,323,519	1,062,102,658
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	147,268,618	663,867,303	148,217,728
Proceeds from maturities and sales of U.S. government obligations	––	––	––
Proceeds from maturities and sales of short-term securities	519,182,048	1,535,672,890	1,056,349,257

	International Growth Portfolio	International Value Portfolio	Micro Cap Growth Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$241,461,375	$140,468,321	$33,830,772
Purchases of U.S. government obligations	––	––	––
Purchases of short-term securities	1,352,625,689	1,638,013,383	231,900,855
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	255,921,058	135,762,699	38,433,523
Proceeds from maturities and sales of U.S. government obligations	––	––	––
Proceeds from maturities and sales of short-term securities	1,349,348,419	1,641,629,984	232,092,433

	Mid Cap Growth Portfolio	Mortgage Securities Portfolio	Real Estate Securities Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$29,476,088	$5,790,348	$28,893,091
Purchases of U.S. government obligations	––	34,757,274	––
Purchases of short-term securities	957,524,463	574,549,004	310,725,295
Purchases of options	110,190	––	––
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	13,380,572	3,371,382	29,427,104
Proceeds from maturities and sales of U.S. government obligations	––	34,960,675	––
Proceeds from maturities and sales of short-term securities	958,554,000	571,356,340	310,296,713
Proceeds from options	51,187	––	––

	Science and Technology Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$252,296,033	$521,664,575	$252,382,291
Purchases of U.S. government obligations	––	––	––
Purchases of short-term securities	2,553,339,074	2,807,239,411	963,788,185
Purchases of options	1,591,402	––	––
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	333,334,593	566,294,652	244,276,129
Proceeds from maturities and sales of U.S. government obligations	––	––	––
Proceeds from maturities and sales of short-term securities	2,517,014,461	2,848,134,708	953,507,454
Proceeds from options	485,536	––	––

Value Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$188,048,643
Purchases of U.S. government obligations	––
Purchases of short-term securities	1,258,283,080
Purchases of options	136,686
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	197,090,909
Proceeds from maturities and sales of U.S. government obligations	––
Proceeds from maturities and sales of short-term securities	1,267,652,595
Proceeds from options	79,994

For Federal income tax purposes, cost of investments owned at December 31, 2007 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Asset Strategy Portfolio	$651,913,963	$261,564,220	$3,391,436	$258,172,784
Balanced Portfolio	412,658,472	150,254,817	4,732,370	145,522,447
Bond Portfolio	290,107,831	6,180,940	2,927,443	3,253,497
Core Equity Portfolio	570,582,790	199,857,768	24,726,761	175,131,007
Dividend Income Portfolio	94,960,350	29,288,144	3,971,251	25,316,893
Energy Portfolio	22,256,372	5,811,114	274,659	5,536,455
Global Natural Resources Portfolio	131,746,671	37,758,574	2,753,619	35,004,955
Growth Portfolio	874,698,816	452,700,434	11,404,820	441,295,614
High Income Portfolio	218,237,918	2,006,168	10,105,367	(8,099,199)
International Growth Portfolio	209,197,073	77,999,915	4,448,848	73,551,067
International Value Portfolio	473,338,045	177,106,015	19,390,421	157,715,594
Micro Cap Growth Portfolio	47,661,276	17,935,219	5,385,860	12,549,359
Mid Cap Growth Portfolio	51,459,024	9,468,000	3,608,215	5,859,785
Money Market Portfolio	89,356,537	––	––	––
Mortgage Securities Portfolio	37,761,548	158,992	830,406	(671,414)
Real Estate Securities Portfolio	47,048,177	3,942,664	3,178,659	764,005
Science and Technology Portfolio	306,172,201	105,331,945	20,731,365	84,600,580
Small Cap Growth Portfolio	457,594,858	120,279,481	31,931,820	88,347,661
Small Cap Value Portfolio	202,198,763	17,468,831	13,232,198	4,236,633
Value Portfolio	308,164,398	73,467,455	18,208,285	55,259,170

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Portfolios' distributed and undistributed earnings and profit for the fiscal year ended December 31, 2007 and the related net capital losses and post-October activity were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio

Net ordinary income	$59,965,581	$7,850,827	$11,265,979
Distributed ordinary income	30,000,174	7,500,053	11,080,929
Undistributed ordinary income	36,717,124	471,665	301,868

Realized long-term capital gains	30,349,019	336,369	––
Distributed long-term capital gains	13,999,893	10,181	––
Undistributed long-term capital gains	27,287,259	326,291	––

Net capital losses	––	––	376,209

Post-October losses deferred	––	––	212,268

	Core Equity Portfolio	Dividend Income Portfolio	Energy Portfolio

Net ordinary income	$15,194,729	$1,324,675	$184,246
Distributed ordinary income	10,499,937	1,000,036	147,997
Undistributed ordinary income	4,992,564	341,832	45,239

Realized long-term capital gains	38,367,342	788,179	14,296
Distributed long-term capital gains	59,999,861	900,003	––
Undistributed long-term capital gains	10,725,705	218,770	14,296

Net capital losses	––	––	––

Post-October losses deferred	––	––	––

	Global Natural Resources Portfolio	Growth Portfolio	High Income Portfolio

Net ordinary income	$13,425,642	$––	$17,155,203
Distributed ordinary income	7,433,525	13,100	16,300,028
Undistributed ordinary income	6,392,892	––	1,162,720

Realized long-term capital gains	7,661,539	40,483,956	––
Distributed long-term capital gains	4,399,933	30,000,794	––
Undistributed long-term capital gains	3,417,426	10,483,162	––

Net capital losses	––	––	––

Post-October losses deferred	449,248	––	––

	International Growth Portfolio	International Value Portfolio	Micro Cap Growth Portfolio

Net ordinary income	$1,620,324	$14,590,735	$––
Distributed ordinary income	1,500,110	12,999,850	––
Undistributed ordinary income	566,918	4,190,134	––

Realized long-term capital gains	11,742,817	52,966,383	––
Distributed long-term capital gains	6,999,917	54,000,041	––
Undistributed long-term capital gains	4,742,900	9,014,586	––

Net capital losses	––	––	––

Post-October losses deferred	––	––	388,154

	Mid Cap Growth Portfolio	Money Market Portfolio	Mortgage Securities Portfolio

Net ordinary income	$451,466	$3,609,092	$1,396,964
Distributed ordinary income	288,026	3,610,811	1,100,014
Undistributed ordinary income	166,367	3,033	301,311

Realized long-term capital gains	1,854,430	––	––
Distributed long-term capital gains	1,100,026	––	––
Undistributed long-term capital gains	754,404	––	––

Net capital losses	––	2,816	––

Post-October losses deferred	––	––	22,591

	Real Estate Securities Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

Net ordinary income	$514,808	$14,169,508	$13,792,508
Distributed ordinary income	495,996	10,000,022	12,000,098
Undistributed ordinary income	251,337	4,169,486	1,792,410

Realized long-term capital gains	2,343,302	62,650,445	39,769,166
Distributed long-term capital gains	1,999,980	63,000,012	40,000,006
Undistributed long-term capital gains	729,901	4,239,437	4,208,379

Net capital losses	––	––	––

Post-October losses deferred	130,908	––	––

	Small Cap Value Portfolio	Value Portfolio

Net ordinary income	$4,079,877	$4,304,811
Distributed ordinary income	3,811,078	4,848,084
Undistributed ordinary income	3,274,419	748,738

Realized long-term capital gains	5,828,546	22,775,634
Distributed long-term capital gains	6,000,037	21,999,948
Undistributed long-term capital gains	623,713	2,335,640

Net capital losses	––	––

Post-October losses deferred	3,235,453	73,349

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio

December 31, 2009	$1,919,724	$181,704	$––
December 31, 2010	––	––	2,963,295
December 31, 2011	––	73,128	––
December 31, 2012	––	118,406	––
December 31, 2014	––	2,181,756	––
December 31, 2015	––	376,209	––

Total carryover	$1,919,724	$2,931,203	$2,963,295

	Growth Portfolio	High Income Portfolio	Micro Cap Growth Portfolio

December 31, 2008	$21,875,983	$7,691,621	$––
December 31, 2009	29,515,634	9,637,801	––
December 31, 2010	9,861,581	13,911,720	1,352,498
December 31, 2013	––	––	––
December 31, 2014	––	1,101,945	––

Total carryover	$61,253,198	$32,343,087	$1,352,498

	Money Market Portfolio	Mortgage Securities Portfolio	Small Cap Growth Portfolio

December 31, 2008	$––	$––	$––
December 31, 2009	––	––	12,728,468
December 31, 2010	––	––	10,215,239
December 31, 2013	––	28,131	––
December 31, 2014	––	167,905	––
December 31, 2015	2,816	––	––

Total carryover	$2,816	$196,036	$22,943,707

Advantus Core Equity Portfolio was merged into Target Core Equity Portfolio as of September 22, 2003. At the time of the merger, Advantus Core Equity Portfolio had capital loss carryovers available to offset future gains of the Target Core Equity Portfolio. These carryovers are limited to $987,765 for each period ending from December 31, 2008 through 2010 plus any unused limitations from prior years.

Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio were merged into Target Growth Portfolio as of September 22, 2003. At the time of the merger, Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio had capital loss carryovers available to offset future gains of the Target Growth Portfolio. These carryovers are limited to $10,461,247 and $7,747,159, respectively, for each period ending from December 31, 2008 through 2009 and $2,114,422 and $7,747,159, respectively, for the period ending December 31, 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

Advantus Small Company Growth Portfolio was merged into Target Small Cap Growth Portfolio as of September 22, 2003. At the time of the merger, Advantus Small Company Growth Portfolio had capital loss carryovers available to offset future gains of the Target Small Cap Growth Portfolio. These carryovers are limited to $7,647,902 for each period ending from December 31, 2008 through 2010 plus any unused limitations from prior years.

Target Limited-Term Bond Portfolio was merged into Target Bond Portfolio as of August 5, 2007 (See Note 8). At the time of the merger, Target Limited-Term Bond Portfolio had capital loss carryovers available to offset future gains of the Target Bond Portfolio. These carryovers amount to $579,749 as of December 31, 2007 and will expire if not utilized between December 31, 2009 and December 31, 2014.

NOTE 5 - Options

Options purchased by a Portfolio are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. A Portfolio may also enter into a collar situation in which elements of buying a cap and selling a floor or vice versa are combined in an attempt to reduce risk.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. For the Portfolio, when a written put option is exercised, the cost basis of the securities purchased by the Portfolio is reduced by the amount of the premium received.

For Asset Strategy Portfolio, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at December 31, 2006	––	$––
Options written	517	84,091
Options terminated in closing purchase transactions	(517)	(84,091)
Options exercised	(––)	(––)
Options expired	(––)	(––)

Outstanding at December 31, 2007	––	$––

For Mid Cap Growth Portfolio, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at December 31, 2006	2	$334
Options written	20,169	117,896
Options terminated in closing purchase transactions	(19,701)	(79,477)
Options exercised	(––)	(––)
Options expired	(470)	(38,753)

Outstanding at December 31, 2007	––	$––

For Science and Technology Portfolio, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at December 31, 2006	484	$82,930
Options written	2,969	1,143,252
Options terminated in closing purchase transactions	(1,641)	(443,075)
Options exercised	(––)	(––)
Options expired	(484)	(82,930)

Outstanding at December 31, 2007	1,328	$700,177

For Value Portfolio, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at December 31, 2006	3,288	$105,532
Options written	17,815	1,324,548
Options terminated in closing purchase transactions	(2,172)	(168,287)
Options exercised	(4,196)	(304,973)
Options expired	(12,829)	(807,211)

Outstanding at December 31, 2007	1,906	$149,609

For Value Portfolio, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at December 31, 2006	1,170	$80,090
Options written	11,934	1,547,059
Options terminated in closing purchase transactions	(3,514)	(726,539)
Options exercised	(3,29)	(345,799)
Options expired	(5,085)	(404,007)

Outstanding at December 31, 2007	1,210	$150,804

NOTE 6 - Futures

No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Portfolio is required to deposit, in a segregated account, an amount of cash or liquid securities equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Portfolio as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. A Portfolio uses futures to attempt to reduce the overall risk of its investments or to enhance returns.

NOTE 7 - Swaps

Each Portfolio, excluding Money Market Portfolio, may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Each Portfolio, excluding Money Market Portfolio, may enter into credit default, total return, variance and other swap agreements to: 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date; or 3) to attempt to enhance yield.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Each Portfolio, excluding Money Market Portfolio, may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. Each Portfolio, excluding Money Market Portfolio, may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Portfolio enters into a swap agreement is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction.

Swaps are marked-to-market daily based on valuations provided by a pricing vendor or a broker dealer. Changes in value are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian or counterparty. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments, as well as any periodic payments, are recorded as realized gain or loss in the Statement of Operations. Gains or losses may be realized upon termination of the swap agreement.

Entering into swap agreements involves certain risks. Among these are possible failure of the counterparty to fulfill its obligations, possible lack of liquidity, and unfavorable changes in interest rates or underlying investments.

NOTE 8 - Acquisition of W&R Target Limited-Term Bond Portfolio

As of August 5, 2007, W&R Target Bond Portfolio acquired all the net assets of W&R Target Limited-Term Bond Portfolio pursuant to a plan of reorganization approved by the shareholders of W&R Target Limited-Term Bond Portfolio on July 19, 2007. The acquisition was accomplished by a tax-free exchange of 12,209,246 shares of W&R Target Bond Portfolio (valued at $63,828,382) for the 11,647,220 shares of W&R Target Limited-Term Bond Portfolio outstanding as of August 5, 2007. W&R Target Limited-Term Bond Portfolio had net assets of $63,828,382, including $382,722 of net unrealized depreciation in value of investments and $589,271 of accumulated net realized losses on investments, which were combined with those of W&R Target Bond Portfolio. The aggregate net assets of W&R Target Bond Portfolio and W&R Target Limited-Term Bond Portfolio immediately before the acquisition were $218,169,309 and $63,828,382, respectively. The aggregate net assets of W&R Target Bond Portfolio and W&R Target Limited-Term Bond Portfolio immediately following the acquisition were $281,997,691 and $0, respectively.

NOTE 9 - Commitment

In connection with Asset Strategy Portfolio's investment in Vietnam Azalea Fund Limited (VAF), the Portfolio is contractually committed to provide additional capital of up to $1,710,000 if and when VAF requests such contributions or draw downs. The total commitment is limited to $3,000,000. At December 31, 2007, Asset Strategy Portfolio had made a total contribution of $1,290,000.

NOTE 10- Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts. However, as noted above, the SEC Order makes certain findings with respect to market timing activities in some of the Waddell & Reed Advisors Funds only. Accordingly, it is not expected that shareholders of W&R Target Funds, Inc. will receive distributions of settlement monies.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Fund, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
W&R Target Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Energy Portfolio, Global Natural Resources Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, International Value Portfolio, Micro Cap Growth Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Value Portfolio (collectively the "Portfolios") comprising W&R Target Funds, Inc., as of December 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios of W&R Target Funds, Inc. as of December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2008

Income Tax Information
      December 31, 2007

The table below shows the taxability of dividends and capital gains paid to the Participating Insurance Companies during the fiscal year ended December 31, 2007.

		Participating Insurance Companies - Percent Taxable As
Funds With Record Dates	Policy Holders	Qualifying Dividends	Non-Qualify Dividends	Long-term Cap Gain	Unrecap. Sec. 1250 Gain	Return Of Capital

Asset Strategy Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	2.9205%	65.2616%	31.8179%	––	––
Balanced Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	77.8183%	22.0461%	0.1356%	––	––
Bond Portfolio
August and December 2007 Dividend/Capital Gain	Not Applicable	––	100.0000%	––	––	––
Core Equity Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	10.1705%	4.7231%	85.1064%	––	––
Dividend Income Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	52.6324%	––	47.3676%	––	––
Energy Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	35.5781%	64.4219%	––	––	––
Global Natural Resources Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	2.9637%	59.8542%	37.1821%	––	––
Growth Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	0.0436%	––	99.9564%	––	––
High Income Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	0.4250%	99.5750%	––	––	––
International Growth Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	0.0209%	17.6274%	82.3517%	––	––
International Value Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	––	19.4028%	80.5972%	––	––
Limited-Term Bond Portfolio
August 2007 Dividend/Capital Gain	Not Applicable	––	100.0000%	––	––	––
Micro Cap Growth Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	No Distributions In 2007
Mid Cap Growth Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	15.4945%	5.2559%	79.2496%	––	––
Mortgage Securities Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	––	100.0000%	––	––	––
Real Estate Securities Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	0.5715%	19.3003%	79.2682%	0.8600%	––
Science and Technology Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	0.7183%	12.9804%	86.3013%	––	––
Small Cap Growth Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	1.2697%	21.8074%	76.9229%	––	––
Small Cap Value Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	6.6842%	32.1603%	61.1555%	––	––
Value Portfolio
December 2007 Dividend/Capital Gain	Not Applicable	17.6471%	0.4104%	81.9425%	––	––

Daily Dividend Funds

Money Market Portfolio
January Through December	Not Applicable	––	100.0000%	––	––	––

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts designated as Qualifying Dividends are eligible for the dividends received deductions in the year received as provided by Section 243 of the Internal Revenue Code.

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Target Asset Strategy Portfolio, Target Global Natural Resources Portfolio, Target International Growth Portfolio and Target International Value Portfolio elected to pass through to their shareholders $415,351, $114,096, $415,959 and $1,696,480, respectively of creditable foreign taxes paid on income derived from sources within any foreign country or possession of the United States in the amounts of $7,161,996, $1,228,348, $4,657,738 and $19,270,359, respectively.

Dividends are declared and paid annually in December on all Portfolios except from Money Market Portfolio which declares daily and pays monthly.

The Board of Directors of W&R Target Funds, Inc.

Each of the individuals listed below serves as a director for the Fund (20 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (21 portfolios) and Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds is comprised of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for W&R Target Funds, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present); Member, Kansas Board of Regents (2007 to present)

Director of Guaranty State Bank & Trust Company (financial services); Director of Guaranty Inc. (financial services); Trustee, Kansas Public Employees Retirement System; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	Director since 1997	Professor of Law, Washburn University School of Law (1973 to present); Formerly, Dean, Washburn University School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director since 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); President, Liberty Memorial Association (community service)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 1998 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (2004 to present); Professor, University of Utah (until 2005)	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Director since 1998
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1994 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (real estate) (since 2007)

Director and Shareholder, Valliance Bank (financial services); Director, Melbourne Family Support Organization (non-profit community service); Director, Norman Economic Development Coalition (non-profit community service); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds;

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 88	Director since 1988	Shareholder, Gilliland & Hayes, P.A. (a law firm); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust (financial services); Director, Central Financial Corporation (financial services)
Albert W. Herman 6300 Lamar Avenue Overland Park, KS 66202 Age 70	Director since 2008	None	Business Consultant and Director, Wellness Councils of America (health care initiatives) (1996 to present); Director, Baylor Health Care System Foundation (health care) (1996 to present)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 84	Director since 1986	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman and CEO, Wellness Councils of America (health care initiatives); Member, Advisory Council of the Boy Scouts of America; Chairman, Bank Assurance Partners (marketing insurance co. products)
Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, PC (a law firm) (1980 to present)	Director, Columbian Bank & Trust (financial services); American Red Cross (social services); Director, Rockhurst University (education)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Interested Directors

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age 54	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO (2005 to present); Senior Vice President and Chief Investment Officer of WDR (2005 to present)	Director of IICO (financial services)
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 65	Director since 1998 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex
Director of WDR, WRSCO and W&R; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services)
(1994 to 2005).
None
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer of each of the funds in the Fund Complex (since 2007); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (accounting services) (2001 to 2003).
None
Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Senior Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer (2004 to present) of each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer of each of the funds in the Fund Complex (2000 to 2004)
None
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 42	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Renewal of Investment Management Agreement for W&R Target Funds, Inc. and Investment Subadvisory Agreements for Certain Portfolios

At its meeting on August 13, 14 and 15, 2007, the Fund's Board of Directors, including all of the Disinterested Directors, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Corporation as to each of its Portfolios and, for certain Portfolios, of the Investment Subadvisory Agreement (each, a "Subadvisory Agreement") between WRIMCO and the Portfolio subadvisor pursuant to which the subadvisor provides day-to-day investment advisory services. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement and, if applicable, the Subadvisory Agreement, for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement and the Subadvisory Agreements. In addition, the Disinterested Directors engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio and of the Subadvisory Agreements. WRIMCO and each subadvisor provided materials to the Directors that included responses to the request letter and other information WRIMCO and the subadvisor, as applicable, believed was useful in evaluating the continuation of the Management Agreement and Subadvisory Agreements (the "Initial Response"). Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request (the "Supplemental Response"). The Directors also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to each Portfolio's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Directors received a written evaluation from the independent fee consultant ("IFC report"), a summary of which is included in this Annual Report. At their meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to each Portfolio. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement with respect to each Portfolio and the Subadvisory Agreements.

Nature, Extent and Quality of Services Provided to the Portfolios

The Directors considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and by each subadvisor pursuant to its Subadvisory Agreement and also the overall fairness of the Management Agreement as to each Portfolio and, as applicable, the Subadvisory Agreements.

The Directors considered WRIMCO's and each subadvisor's research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's and, as applicable, each subadvisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Portfolio, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure, as well as WRIMCO's supervisory activities over each subadvisor.

Portfolio Performance, Management Fee and Expense Ratio. The Directors considered each Portfolio's performance, both on an absolute basis and in relation to the performance of its Performance Universe (except for Energy Portfolio). Each Portfolio's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of each Portfolio and also considered each Portfolio's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Directors' review also included consideration of each Portfolio's management fees at various asset levels, which, except for Money Market Portfolio, reflected breakpoints in the management fee structure, and average account size information. In addition, the Directors considered, for each Portfolio, the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio ("Similar Funds"). The Directors also considered, for each Portfolio, the subadvisory fees, if any, paid to WRIMCO or the subadvisor, as applicable, (or their respective affiliates) by other mutual funds advised by WRIMCO or the subadvisor (or their respective affiliates), as well as the management fees, if any, paid by other client accounts managed by WRIMCO or the subadvisor (or their respective affiliates), with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio ("Other Accounts").

Additional Considerations with Respect to Each Portfolio
Asset Strategy Portfolio

The Directors considered that W&R Target Asset Strategy Portfolio's total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods. They also considered the information in WRIMCO's Supplemental Response explaining that the Portfolio's one-year performance was adversely affected primarily by the Portfolio's increased cash position in mid-2006, during which the Portfolio was not positioned for the market's shift from material, energy and industrial stocks to consumer stocks, and explaining also that the Portfolio's performance had improved for the year-to-date period through July 18, 2007.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were higher than, and at other asset levels were lower than, the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as or higher than the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Balanced Portfolio

The Directors considered that W&R Target Balanced Portfolio's total return performance was lower than the Performance Universe median for the one-, three-, and five-year periods and the Lipper index for the one-, three-, five-, and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Bond Portfolio

The Directors considered that W&R Target Bond Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven- and ten-year periods. They also considered the information in WRIMCO's Initial Response explaining that the Portfolio's relative performance relates more to the funds in its Performance Universe, which WRIMCO characterized as (a) investing more heavily in corporate bonds with lower credit ratings than the Portfolio, which is more conservatively managed, and (b) more income-oriented than the Portfolio, which has a total return orientation.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Core Equity Portfolio

The Directors considered that W&R Target Core Equity Portfolio's total return performance was higher than the Performance Universe median and the Lipper index for the three-, seven-, and ten-year periods. They also considered the information in WRIMCO's Supplemental Response explaining that the Portfolio's one-year performance was adversely affected primarily by the Portfolio's overweighting in the energy sector, poor stock selection in certain sectors, WRIMCO's emphasis on investing in companies with strong fundamentals and the market's shift from material, energy and industrial stocks to consumer stocks, and explaining also that the Portfolio's performance had improved for the year-to-date period through July 18, 2007.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group, except for an asset level at which the Portfolio's effective management fees were lower.

The Directors also considered that the Similar Funds had advisory fee schedules that were lower than or higher than the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Dividend Income Portfolio

The Directors considered that W&R Target Dividend Income Portfolio's total return performance was higher than the Performance Universe median and the Lipper index for the three-year period for which information was provided, since the Portfolio did not have a five-year performance record as of April 30, 2007. They also considered the information in WRIMCO's Supplemental Response explaining that the Portfolio's one-year performance was adversely affected primarily by WRIMCO's emphasis on investing in companies with strong fundamentals, the market's shift from material, energy and industrial stocks, in which the Portfolio was overweighted, to consumer stocks, and poor stock selection in certain sectors and explaining also that the Portfolio's performance had improved for the year-to-date period through July 18, 2007.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were higher than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Energy Portfolio

The Directors considered that W&R Target Energy Portfolio had commenced operations in May 2006 and, thus, performance information was not included in the Lipper data. The Directors considered the information that they had received from WRIMCO since the Portfolio's inception regarding the operations of the Portfolio as well as the information contained in the draft IFC report.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were higher than, and at other asset levels were lower than, the asset-weighted average for its Peer Group. The Directors considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the fiscal year ended December 31, 2006.

The Directors also considered that the Similar Funds had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Global Natural Resources Portfolio

The Directors considered that W&R Target Global Natural Resources Portfolio total return performance was higher than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of April 30, 2007. The Directors also noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with the Portfolio's sub-adviser, Mackenzie Financial Corporation.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Growth Portfolio

The Directors considered that W&R Target Growth Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, and five-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as or higher than the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

High Income Portfolio

The Directors considered that W&R Target High Income Portfolio's total return performance was higher than the Performance Universe median for the one-, three-, seven-, and ten-year periods and the Lipper index for the one- and seven-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as or higher than the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were higher than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

The Directors considered that W&R Target International Growth Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods. They considered the information in WRIMCO's Initial Response explaining that the Portfolio's prior underperformance is primarily related to its growth-oriented style, which generally has been out of favor for the past several years, and that the Portfolio's Performance Universe includes mid-cap and small cap funds, which makes comparison to its Lipper index difficult. They also considered the information provided by WRIMCO in the discussion at the meeting explaining that the Portfolio's performance year-to-date through the first week of August had improved relative to its Performance Universe.

International Growth Portfolio

The Directors considered that W&R Target International Growth Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods. They considered the information in WRIMCO's Initial Response explaining that the Portfolio's prior underperformance is primarily related to its growth-oriented style, which generally has been out of favor for the past several years, and that the Portfolio's Performance Universe includes mid-cap and small cap funds, which makes comparison to its Lipper index difficult. They also considered the information provided by WRIMCO in the discussion at the meeting explaining that the Portfolio's performance year-to-date through the first week of August had improved relative to its Performance Universe.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as or higher than the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

International Value Portfolio

The Directors considered that W&R Target International Value Portfolio's total return performance was higher than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and the Lipper index for the one-, three-, five-, and seven-year periods. The Directors noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with the Portfolio's sub-adviser, Templeton Investment Counsel, LLC.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that there was no Similar Funds and no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors also considered that the Other Accounts of a similar size managed by the sub-adviser had advisory fees that were lower than the sub-advisory fees for the Portfolio. The Directors considered that the sub-adviser had explained that certain of its Other Accounts have lower fees, because those relationships precede WRIMCO's relationship with the sub-adviser and/or are larger in size. The Directors considered the relevance of the fee information provided for the Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Micro Cap Growth Portfolio

The Directors considered that W&R Target Micro Cap Growth Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one-, five-, and seven-year periods. The Directors also noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with the Portfolio's sub-adviser, Wall Street Associates. They also considered the information in WRIMCO's Supplemental Response explaining that the Portfolio's one-year performance was adversely affected primarily by poor stock selection and the strength of lower quality stocks during the period and explaining also that there is volatility in the short-term performance of funds of this type, noting that the Portfolio's performance had improved for the year-to-date period through June 30, 2007, then declined for the period through July 18, 2007.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that there were no Similar Funds or Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors also considered that the Other Accounts of a similar size managed by the sub-adviser had advisory fees that were higher than the sub-advisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Mid Cap Growth Portfolio

The Directors considered that W&R Target Mid Cap Growth Portfolio's total return performance was higher than the Performance Universe median and the Lipper index for the one-year period for which such information was provided, since the Portfolio did not have a three-year performance record as of April 30, 2007.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group. The Directors also considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the fiscal year ended December 31, 2006.

The Directors also considered that the Similar Funds had an advisory fee schedule that was the same as or lower than the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Money Market Portfolio

The Directors considered that W&R Target Money Market Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information in WRIMCO's Initial Response explaining that the Portfolio's underperformance relative to its Performance Universe reflects the more conservative nature of the investments in the Portfolio's portfolio.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was lower than the Peer Group median and that the overall expense ratio was higher than the Peer Group median. They also considered that the Portfolio's effective management fees at certain asset levels were higher than, and at two asset levels were equal to, the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Mortgage Securities Portfolio

The Directors considered that W&R Target Mortgage Securities Portfolio's total return performance was higher than the Performance Universe median for the one-year period for which such information was provided, since the Portfolio did not have a three-year performance record as of April 30, 2007. The Directors noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with the Portfolio's sub-adviser, Advantus Capital Management, Inc. ("Advantus Capital").

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was equal to the Peer Group median and that the overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its Peer Group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors also concluded that the Other Accounts of a similar size managed by the sub-adviser had advisory fees that were close to or higher than the sub-advisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Real Estate Securities Portfolio

The Directors considered that W&R Target Real Estate Securities Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of April 30, 2007. The Directors noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with the Portfolio's sub-adviser, Advantus Capital. They considered the information in WRIMCO's Initial Response explaining that the Portfolio is managed conservatively and noting that the funds in its Performance Universe have significant amounts of foreign holdings in contrast to the Portfolio, which rarely invests in foreign stocks. They also considered the information provided by WRIMCO in the discussion at the meeting explaining that the Portfolio's performance year-to-date through the first week of August had improved relative to its Performance Universe.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors also concluded that the Other Accounts of a similar size managed by the sub-adviser had advisory fees that were close to or higher than the sub-advisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Science and Technology Portfolio

The Directors considered that W&R Target Science and Technology Portfolio's total return performance was higher than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and the Lipper index for the one-, three-, and five-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee was higher than the Peer Group median and that the overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as or higher than the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Growth Portfolio

The Directors considered that W&R Target Small Cap Growth Portfolio's total return performance was higher than the Performance Universe median for the five-, seven-, and ten-year periods and the Lipper index for the seven- and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its Peer Group.

The Directors also considered that there was a Similar Fund that had advisory fee schedules that were the same as or higher than the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Value Portfolio

The Directors considered that W&R Target Small Cap Value Portfolio's total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods. The Directors noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with BlackRock Capital Management, Inc. They considered the information in WRIMCO's Initial Response explaining that the factors contributing to the Portfolio's underperformance relative to its Performance Universe included poor performance of the higher quality stocks in the Portfolio's portfolio relative to lower quality stocks, poor security selection, and the Portfolio's underweighting in certain sectors, such as real estate investment trusts, materials, energy and industrials. They also considered the information provided by WRIMCO in the discussion at the meeting explaining that the Portfolio's underperformance was due in part to lower-quality stocks outperforming higher-quality stocks.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered that the Other Accounts managed by the sub-adviser had average advisory fees that were higher than the sub-advisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and the Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Value Portfolio

The Directors considered that W&R Target Value Portfolio's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three- and five-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as or higher than the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Profitability and Economies of Scale

The Directors also considered that each Portfolio's (except Money Market Portfolio's) management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Directors also considered the management fee rate reductions that became effective October 1, 2006, for Asset Strategy Portfolio, Bond Portfolio, Core Equity Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, Science and Technology Portfolio, and Value Portfolio and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for each of these Portfolios on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to a Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Directors considered specific data as to WRIMCO's profit or loss with respect to the Portfolio for a recent period. The Directors also considered WRIMCO's methodology for determining this data. In addition, the Directors considered the soft dollar arrangements with respect to each Portfolio's portfolio transactions, as applicable.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio and, as applicable, a Portfolio's Subadvisory Agreement, the Directors considered the best interests of the Portfolio and the overall fairness of the proposed Management Agreement and, as applicable, the Subadvisory Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio and, as applicable, its Subadvisory Agreement, without any one factor being dispositive:

  the performance of the Portfolio compared with the average performance of its Performance Universe (except for Energy Portfolio) and with relevant indices;
  the Portfolio's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the existence or appropriateness of breakpoints in the Portfolio's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Portfolio's Management Agreement and, as applicable, its Subadvisory Agreement is fair and reasonable and that continuance of the Management Agreement and, as applicable, the Subadvisory Agreement was in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; it retained confidence in WRIMCO's overall ability to manage the Portfolio; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Portfolio (other than Money Market Portfolio), the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

The Disinterested Directors for the Fund have appointed an independent fee consultant. Below is a summary of the written fee evaluation of such consultant for the most recent year.

Overview

Waddell & Reed, Inc. (W&R), Waddell & Reed Investment Management Company (WRIMCO) and Waddell & Reed Services Company (WRSCO) (collectively, Waddell) agreed on July 19, 2006 to the New York Attorney General Assurance of Discontinuance (AOD). Among other things, the AOD stipulates that WRIMCO may manage or advise a mutual fund for Waddell & Reed Advisors Funds (Advisors Funds), W&R Target Funds, Inc. (Target Funds), or Waddell & Reed InvestEd Portfolios, Inc. (InvestEd Portfolios) (collectively, Funds) only if the Disinterested Directors of the Fund's Board appoint a Senior Officer or an Independent Fee Consultant (IFC), who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation for use by the Funds' Boards of Directors in evaluating the reasonableness of the proposed management fees for the Funds.

On August 22, 2006, the Disinterested Directors retained me as IFC for the Funds. In this capacity, I have prepared the first annual written evaluation of the proposed management fees for the Funds.

Role of the IFC

The AOD charges the IFC with managing the process by which the proposed management fees (including, but not limited to, advisory fees) to be charged to the Funds are negotiated in a manner which is at an arm's length and reasonable and consistent with the AOD. In this role, the IFC does not replace the Directors in negotiating management fees with WRIMCO and the IFC does not substitute his or her judgment for that of the Directors about the reasonableness of the proposed fees. As the AOD states, "Waddell may manage or advise a Fund after October 1, 2006 only if the reasonableness of the proposed management fees is determined by the Board of Directors of the Funds using an annual independent written evaluation prepared by or under the direction of a Senior Officer or the Independent Fee Consultant...".

In addition, the AOD requires that the IFC keep the Funds' Boards of Directors fully and promptly informed of the fee evaluation process and that Waddell cooperate fully with the IFC and provide any information requested by the IFC that relates to the IFC's fee evaluation.

Factors Involved in the IFC's Written Evaluation

The AOD stipulates that the IFC's written evaluation must address at least six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

4. Possible economies of scale as the Fund(s) grow larger

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

My comments are included in the following paragraphs, organized into three topics: the process, the materials, and the findings of my evaluation of the proposed management fees and the contract renewal process.

Process

The contract renewal process is defined to include the principal sequential steps by which the Disinterested Directors go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective Investment Management Agreements with WRIMCO. The 2007 contract renewal process from my perspective began with my retention and is anticipated to conclude at the Board meeting on August 14/15, 2007. As IFC, I participated throughout the contract renewal process.

The Board previously created the Special Compliance & Governance Committee (Compliance Committee) which is charged with responsibility for the preparatory work associated with the contract renewal process.

A calendar of due dates was prepared and agreed to by the Compliance Committee in order to ensure that the Disinterested Directors and Board receive all the necessary information for their contract renewal process in plenty of time to carefully deliberate and to ask for any follow-up information as needed.

The Disinterested Directors instructed independent legal counsel to the Disinterested Directors, Kirkpatrick & Lockhart Preston Gates Ellis LLP (K&L Gates), to prepare a letter requesting the necessary information from WRIMCO needed for the contract renewal process. This information was promptly and cooperatively provided by WRIMCO. The Lipper Company (Lipper), a division of Reuters, was asked to provide independently compiled comparative information about the Funds.

Lipper selected the peer group funds and sought input from the investment professionals at WRIMCO to ensure that Lipper understood the investment and distribution intricacies of the Funds.

The Compliance Committee met on July 12, 2007, with me and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Directors and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information which WRIMCO promptly and cooperatively provided prior to the August meetings.

As part of my responsibilities as IFC, I was requested to attend the Disinterested Directors' meetings of August 13-15, 2007, to present my evaluation of the proposed management fees for the Funds and to discuss with the Disinterested Directors my findings. On August 13, I met separately with the Disinterested Directors and K&L Gates to address these matters in preparation for the Board Meetings on August 14/15, 2007.

Materials

Materials refer to the informational materials which were prepared by all the parties involved in the contract renewal process in response to the data requested by the Disinterested Directors through the Compliance Committee and K&L Gates. As IFC, I reviewed all the data produced and found it to be responsive to the data requested by the Disinterested Directors. I also reviewed certain other materials that I considered relevant.

I used these materials to analyze trends and comparative information about the six factors discussed above. My review follows. I would note that, apart from these materials, the Disinterested Directors also received information throughout the year, some of which I reviewed, that may also be relevant to the contract renewal process.

(1) Nature and Quality of Service

Under the AOD, I am obliged to comment on the investment performance of the Funds. The data for these comparisons are drawn from the Lipper materials discussed above. Performance information is based on April 30, 2007 data.

My experience is that fund directors should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes such as portfolio evaluation). For this summary I have concentrated on 3-year performance in comparison to the "performance universe", rather than on the more limited "performance group" because fund investors are more typically concerned with the objective and style of management than the size of the fund.

Generally speaking, the Funds reflect strong and improving performance in the 3- and 5-year periods. 5-year performance has 47% of the Funds in the first two quintiles of their performance universe and 11% in the 5th quintile. The 3-year figures upgrade to 53% of the Funds in the first two quintiles and only 8% in the 5th quintile.

The short-term 1-year period depicts a decline in the performance of a number of Funds, with only 33% of Funds falling in the first two quintiles, and 19% in the 5th quintile. The performance gap is more evident when comparing the 82% of Funds that are in the first three quintiles of performance for the 3-year period versus only 44% for the 1-year period.

In their supplemental request, the Disinterested Directors asked WRIMCO for an explanation for the decline in the 1-year performance of these Funds compared to their 3- and 5-year performance. In response to this request, WRIMCO advised that in general, short-term performance had improved through June 30, 2007. Additional performance updates to July 19 were provided by WRIMCO in response to the supplemental request from K&L Gates and still more updates to July 31 were provided at the August 13, 2007 meeting of the Disinterested Directors.

WRSCO maintains internal statistics to track service quality, which showed a decline in the quality of customer service provided to the Funds' shareholders. The Disinterested Directors were informed about corrective actions to be taken in February 2007 and the quality has improved slightly through June 30, 2007.

(2) Management Fees and Total Expense Comparison for Comparable Mutual Funds

Information for this metric is drawn from the Lipper analysis and is compared with a peer group for each Fund. Overall, more Funds have improved their comparative ranking of actual management fees in 2007 than declined. However, the majority of Funds have management fees above the median of their peer groups. In general the cause of the higher total expenses than the peer group are caused by non-management fees which are discussed under the findings paragraphs below.

(3) Management Fees for Alternate Products

WRIMCO manages money for many different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals. Collectively, these services are advertised as "separate accounts." Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors, Target and InvestEd Funds.

In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by the mutual fund manager and the separate account manager. As IFC, I find these differences in fees reasonable.

(4) Costs to Waddell and its Affiliates of Supplying Services

An important component of the profit margin and economies of scale discussion which follows is to ensure that the cost allocation procedures which exist are reasonable and consistent from year to year. WRIMCO uses multiple methodologies for allocation including assets, revenue, time, and square footage. The bases of allocation have remained consistent over the past several years. As IFC, I know of no better way to perform these allocations and find WRIMCO's allocation methodologies reasonable.

(5) Profit Margins from Supplying Management Services

In general, under the Gartenberg ruling, independent directors of mutual funds are required to assess that the profitability of the advisory contracts to the advisor is not excessive. In addition, Lipper has provided a benchmark against which to evaluate the before-marketing, before-tax profitability of WRIMCO. This analysis places WRIMCO collectively at the bottom of Lipper peers. As a result, I do not find the margins to be excessive.

(6) Possible Economies of Scale

Economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. Typically, fund managers share economies of scale by implementing break points, or scale-downs, in the structure of the management fee. As a general rule, fund directors establish break points prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper provided the Disinterested Directors with a comprehensive listing of break points in the Waddell Funds and compared the effective fee at a uniform asset level.

Findings

After reviewing the materials (discussed above) which WRIMCO and Lipper have produced, I have summarized my findings for the purpose of discussion at the August 14/15, 2007 Disinterested Directors and Board meetings. These include four specific areas: Fund performance, non-management expenses, economies of scale, and total expenses.

Fund Performance

While I found that the Funds have generally acceptable performance, certain Funds have either continuing or recent challenges. In my view, long-term performance issues should draw more attention as they reflect investment capabilities rather than short-term swings in the market. WRIMCO has addressed each of these Funds in its response to K&L Gates' initial letter. The Disinterested Directors may choose to monitor the Funds on the long-term performance list by a variety of possible approaches.

Because the list of Funds with 1-year performance declines includes Funds whose 3-year and 5-year performance periods reflect superior performance, the shift should be noted by the Disinterested Directors. WRIMCO has provided the Disinterested Directors with an explanation of reasons for 1-year performance decline from the 3-year and 5-year trends together with a performance update for consideration at their August 14/15, 2007 meetings.

Non-Management Expenses

Waddell's business model leads to higher non-management expenses across the Funds in general. This business model targets the small to mid-level investor population, an approach that has resulted in many relatively small shareholdings. In their supplemental request to WRIMCO, the Disinterested Directors requested additional information about the possibility of charging an annual account fee on small shareholdings. WRIMCO has provided this information for consideration by the Disinterested Directors at their August 14/15, 2007 meetings.

Economies of Scale

In order to allow the shareholders to share in the economies of scale realized by the Funds, there are break points to the management fees for all Funds other than money market funds. The current break points of the Funds appear adequate in providing economies of scale with the possible exception of the Advisors Core Investment Fund, which is the largest in the complex.

In their supplemental request to WRIMCO, the Disinterested Directors asked for an analysis of an additional break point at the $5 billion average asset level for this Fund. WRIMCO has provided this information and offered to institute an additional break point of 2.5 basis points at $5.0 billion in assets. The Board will consider this offer at the August 14/15, 2007 meetings.

Total Expenses

If a Fund consistently demonstrates poor performance, higher than average expenses, or a combination of both, it may be appropriate for the Disinterested Directors to consider taking affirmative action. Possible actions include requesting more frequent reports, WRIMCO's providing more research support, WRIMCO's providing more portfolio management capability, seeking an outside sub-advisor, or requesting a voluntary fee waiver to reduce total expenses and/or improve performance.

In their supplemental request, the Disinterested Directors asked WRIMCO to analyze the potential impact of a voluntary waiver on two such Funds, the Advisor High Income Fund and the Target Small Cap Value Fund. WRIMCO provided this information in its supplemental response for consideration by the Boards at their August 14/15, 2007 meetings.

* * *

In conclusion, as IFC, I have monitored the process, reviewed the materials, and find that:

  The contract renewal process conducted under the supervision of the Disinterested Directors has been careful, deliberate, and conscientious.
  The materials used during the contract renewal process were prepared by WRIMCO or Lipper. As IFC, I have reviewed the material used in this report. I have monitored the process under which Lipper selected the peers and produced its report. The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Directors and the full Boards.
  The discussion which took place leading up to and at the Disinterested Directors and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

Respectfully submitted,

C. Meyrick Payne,
Independent Fee Consultant

August 13, 2007

Shareholder Meeting Results

On February 2, 2007, a special shareholder meeting (Meeting) for W&R Target Small Cap Value Portfolio (Portfolio), a series of W&R Target Funds, Inc., was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202. The Meeting was held for the following purpose (and with the following results):

Proposal 1: To approve a sub-advisory agreement between Waddell & Reed Investment Management Company and BlackRock Capital Management, Inc. with respect to the Portfolio.

For	Against	Abstain
10,760,526	377,969	512,884

Proposal 2: To authorize a "manager of managers" structure for the Portfolio whereby Waddell & Reed Investment Management Company will be able to make changes to the Portfolio's sub-advisors and materially amend investment sub-advisory agreements related to the Portfolio without obtaining shareholder approval.

For	Against	Abstain
10,383,481	749,182	518,716

On July 19, 2007, a special shareholder meeting (Meeting) for W&R Target Limited-Term Bond Portfolio, a series of W&R Target Funds, Inc., was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202. The Meeting was held for the following purpose (and with the following results):

Proposal 1: To approve a Plan of Reorganization and Termination providing for (1) the transfer of all the assets of Limited-Term Bond Portfolio to, and the assumption of all of the liabilities of Limited-Term Bond Portfolio by, Bond Portfolio, a series of W&R Target Funds, Inc., in exchange for shares of Bond Portfolio and (2) the distribution of such shares to the shareholders of Limited-Term Bond Portfolio in complete liquidation of Limited-Term Bond Portfolio.

For	Against	Abstain
10,727,303	364,331	844,474

Annual Privacy Notice

Waddell & Reed, Inc. and W&R Target Funds, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) to your financial advisor.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures W&R Target Funds, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

THE W&R TARGET FUNDS FAMILY

Global/International Funds
International Growth Portfolio
International Value Portfolio
Domestic Equity Funds
Core Equity Portfolio
Dividend Income Portfolio
Growth Portfolio
Micro Cap Growth Portfolio
Mid Cap Growth Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Value Portfolio
Fixed Income Funds
Bond Portfolio
High Income Portfolio
Mortgage Securities Portfolio
Money Market Funds
Money Market Portfolio
Specialty Funds
Asset Strategy Portfolio
Balanced Portfolio
Energy Portfolio
Global Natural Resources Portfolio
Real Estate Securities Portfolio
Science and Technology Portfolio

FOR MORE INFORMATION:

Contact your financial advisor, or your local office as listed on your Account Statement, or contact:
United Investors Life		Securian Financial Services, Inc.
Variable Products Division	or	400 Robert Street North
P.O. Box 156		St. Paul, MN 55101-2098
Birmingham, AL 35201-0156		1.888.237.1838
205.325.4300		or
or		Call 1.888.WADDELL
Nationwide Financial, Inc.
P.O. Box 182449
One Nationwide Plaza
Columbus, OH 43218-2449
1.888.867.5175

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of W&R Target Funds, Inc. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the W&R Target Funds, Inc. current prospectus as well as the variable product prospectus.

NUR1016A (12-07)

ITEM 2. CODE OF ETHICS

(a)

As of December 31, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$197,550
		2007	223,350

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$5,800
		2007	6,100

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$48,000
		2007	57,750

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$4,810
		2007	5,370

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$58,610 and $69,220 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $174,050 and $118,835 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W&R Target Funds, Inc.
(Registrant)

By     /s/Mara D. Herrington
         Mara D. Herrington, Vice President and Secretary

Date: March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/Henry J. Herrmann
         Henry J. Herrmann, Principal Executive Officer

Date: March 5, 2008

By     /s/Joseph W. Kauten
         Joseph W. Kauten, Principal Financial Officer

Date: March 5, 2008